PROSPECTUS
March 1, 2002 (International
Stock Fund)
October 1, 2001 (Prime Reserve and New Income Funds)

May 1, 2002 (Equity Income Fund)

T. Rowe Price Funds

   Prime Reserve
   New Income
   Equity Income
   International Stock

 A selection of stock, bond, and money market funds to help investors meet their financial objectives.
(R)
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price
  Prime Reserve Fund, Inc.
  New Income Fund, Inc.
  Equity Income Fund
  International Funds, Inc.


              ABOUT THE FUNDS
1
              Objective, Strategy, Risks
              and Expenses and
              Other Information About the Funds
              --------------------------------------------------
              Prime Reserve Fund                          1,3
              New Income Fund                             7,11
              Equity Income Fund                          14,18
              International Stock Fund                    20,25
              --------------------------------------------------
              Some Basics of Investing

              --------------------------------------------------
              Prime Reserve Fund                             6

              --------------------------------------------------
              New Income Fund                                13

              --------------------------------------------------


              T. ROWE PRICE ACCOUNT
2             INFORMATION
              Pricing Shares and Receiving                   26
              Sale Proceeds
              --------------------------------------------------
              Useful Information on                          29
              Distributions
              and Taxes
              --------------------------------------------------
              Transaction Procedures and                     33
              Special Requirements
              --------------------------------------------------


              MORE ABOUT THE FUNDS
3
              Organization and Management                    36

              --------------------------------------------------
              Understanding Performance Information          39

              --------------------------------------------------
              Investment Policies and Practices             40

              --------------------------------------------------
              Financial Highlights                          60

              --------------------------------------------------


              INVESTING WITH T. ROWE PRICE
4
              Account Requirements                          65
              and Transaction Information
              --------------------------------------------------
              Opening a New Account                         66

              --------------------------------------------------
              Purchasing Additional Shares                  67

              --------------------------------------------------
              Exchanging and Redeeming                      68
              Shares
              --------------------------------------------------
              Rights Reserved by the Funds                  70

              --------------------------------------------------
              Information About Your                        70
               Services
              --------------------------------------------------
              T. Rowe Price                                 73
               Brokerage
              --------------------------------------------------
              Investment Information                        74

              --------------------------------------------------

              T. Rowe Price                                 75
               Privacy Policy
              --------------------------------------------------



Prospectus

March 1, 2002 (International Stock Fund)
October 1, 2001 (Prime Reserve and New Income Funds)
May 1, 2002 (Equity Income Fund)
 The Prime Reserve, New Income, and Equity Income Funds are managed by T. Rowe Price Associates, Inc., which was founded in 1937 and managed $156.3 billion as of December 31, 2001.

The International Stock Fund is managed by T. Rowe Price International, Inc., which managed over $24.4 billion as of December 31, 2001, through its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
 Prime Reserve Fund


 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES

 What is the fund's objective?

   The fund's goals are preservation of capital, liquidity, and, consistent with these, the highest possible current income.


 What is the fund's principal investment strategy?

   The fund, which is managed to provide a stable share price of $1.00, invests in high-quality, U.S. dollar-denominated money market securities. The fund's average weighted maturity will not exceed 90 days, and we will not purchase any security with a maturity longer than 13 months. The fund's yield will fluctuate with changes in short-term interest rates. In selecting securities, fund managers may examine the relationships among yields on various types and maturities of money market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. If rates are expected to fall, longer maturities, which typically have higher yields than shorter maturities, may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

   The fund may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity or quality, or to shift assets into higher-yielding securities or different sectors.


   . For further details on the fund's investment program, please see "What is the fund's investment program?" later in this section, or see the Investment Policies and Practices section.


 What are the main risks of investing in the fund?

   Since the fund seeks to maintain a $1.00 share price, it should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that holdings default or interest rates rise sharply in an unusually short period.

   The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Over time, money market securities have provided greater stability but lower returns than bonds or stocks. If you have some money for which safety and accessibility are more important than total return or capital growth over time, the fund should be an appropriate investment.

   The fund can be used for both regular and tax-deferred accounts, such as IRAs and Keoghs.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.


                      Calendar Year Total Returns
"91"  "92"    "93"    "94"    "95"   "96"   "97"   "98"   "99"    "00"
 -------------------------------------------------------------------------
5.67  3.34   2.60   3.74   5.48   4.90   5.10   5.13   4.71    6.03
 -------------------------------------------------------------------------


                  Quarter ended    Total return

 Best quarter       3/31/91           1.60%
 Worst quarter      6/30/93           0.62%


            The fund's total return for the six months ended 6/30/01 was 2.43%.

 Table 1  Average Annual Total Returns
                                      Periods ended December 31, 2000
                                      1 year     5 years      10 years
 -----------------------------------------------------------------------
  Prime Reserve Fund                   6.03%      5.17%        4.66%

  Lipper Money Market Funds Average    5.70       5.00         4.62
 -----------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2  Fees and Expenses of the Fund*
                                                Annual fund operating expenses
                                         (expenses that are deducted from fund assets)
 --------------------------------------------------------------------------------------
  Management fee                                            0.37%/ /
  Other expenses                                            0.22%
  Total annual fund operating expenses                      0.59%/ /
 --------------------------------------------------------------------------------------


 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Transaction Procedures and Special Requirements - Account Maintenance and Small Account Fees.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:


      1 year      3 years      5 years       10 years
    ----------------------------------------------------
       $60         $189         $329           $738
    ----------------------------------------------------




 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are the fund's potential rewards?

   The fund offers a relatively secure, liquid investment for money you may need for occasional or unexpected expenses and for money awaiting investment in longer-term bond or stock funds. In addition to preserving capital, the fund seeks to provide the highest possible income available from low-risk, short-term securities.


 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding or sector on the fund's net asset value.
  . Thorough credit research by our own analysts.
  . Maturity adjustments to reflect the fund manager's interest rate outlook.

 What is a money market fund?

   A money market fund is a pool of assets invested in U.S. dollar-denominated, short-term debt obligations with fixed or floating rates of interest, and maturities generally less than 13 months. Money funds can be taxable or tax-exempt, depending on their investment program. Issuers can include the U.S. government and its agencies, domestic and foreign banks and other corporations, and states and municipalities. Because of the high degree of safety they provide, money market funds typically offer the lowest return potential of any type of mutual fund.


 What is the fund's investment program?

   The fund invests at least 95% of its total assets in prime money market instruments, that is, securities receiving a short-term credit rating within the highest category assigned by at least two established rating agencies, or by one rating agency if the security is rated by only one, or, if unrated, the equivalent rating as established by T. Rowe Price. The other 5% may be invested in securities rated (by a rating agency or T. Rowe Price) in the second highest short-term rating category. The fund's weighted average maturity will not exceed 90 days. It will not purchase any security with a maturity of more than 13 months. Its yield will fluctuate in response to changes in interest rates, but the fund is managed to maintain a stable share price at $1.00. Unlike most bank accounts or certificates of deposit, the fund is not insured or guaranteed by the U.S. government.


 What are the main risks of investing in money market funds?

   Since they are managed to maintain a $1.00 share price, money market funds should have little risk of principal loss. However, the potential for a loss of principal could derive from:

  . Credit risk This is the chance that any of the fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. Regulations require that securities of money market funds be rated in the highest two credit categories.

  . Interest rate risk This risk refers to the decline in the prices of fixed-income securities and funds that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money fund's price to drop below a dollar. However, the extremely short maturity of securities held in money market portfolios -a means of achieving an overall fund objective of principal safety-reduces their potential for price fluctuation.


 What are the main types of money market securities the fund can invest in?

  . Commercial paper Unsecured promissory notes that corporations typically issue to finance current operations and other expenditures.

  . Treasury bills, notes, and bonds Debt obligations sold at discount or at face value and repaid at face value by the U.S. Treasury. Bills mature in one year or less; notes and bonds may have longer maturities at issue but will only be purchased by the fund if they mature within 13 months of the purchase date. All are backed by the full faith and credit of the U.S. government.

  . Certificates of deposit Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

  . Repurchase agreements Contracts, usually involving U.S. government securities, that require one party to repurchase securities at a fixed price on a designated date.

  . Banker's acceptances Bank-issued commitments to pay for merchandise sold in the import/export market.

  . Agency notes Debt obligations of agencies sponsored by the U.S. government that are not backed by the full faith and credit of the United States.

  . Medium-term notes Unsecured corporate debt obligations that are continuously offered in a broad range of maturities and structures.

  . Bank notes Unsecured obligations of a bank that rank on an equal basis with other kinds of deposits but do not carry FDIC insurance.

  . Asset-backed securities Certificates, trusts, or similarly structured investment vehicles whose principal and interest is backed by an underlying pool of assets. The value of the asset pool often exceeds the value of the security and may include a swap obligation or third-party guarantee.

  . Funding agreements Short-term, privately placed, nontransferrable obligations of insurance companies that often include an adjustable coupon tied to market rates and the right to sell the agreement back to the issuer prior to maturity.

   The fund may also purchase other types of money market securities that meet the fund's maturity and credit requirements.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

 SOME BASICS OF MONEY MARKET INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is yield the same as total return?

   Yes, for money funds. The total return reported for the fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Since money funds are managed to maintain a stable share price, their yield and total return should be the same. Of course, there is no guarantee a money fund will maintain a $1.00 share price.


 What is credit quality and how does it affect yield?

   Credit quality refers to a borrower's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers.


 What is meant by a money market fund's maturity?

   Every money market instrument has a stated maturity date when the issuer must repay the entire principal to the investor. The fund has no maturity in the strict sense of the word, but does have a dollar-weighted average maturity, expressed in days. This number is an average of the maturities of the underlying instruments, with each maturity "weighted" by the percentage of fund assets it represents.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.


   . An investment in the fund should help you meet your individual investment goals for principal stability, liquidity, and income, but it should not represent your complete investment program.

 New Income Fund


 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES

 What is the fund's objective?

   The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities.


 What is the fund's principal investment strategy?

   We will invest at least 80% of the fund's total assets in income-producing securities, which may include U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, foreign securities, collateralized mortgage obligations (CMOs), and others, including, on occasion, equities.

   All debt securities purchased by the fund must be rated investment grade (AAA, AA, A, or BBB) by at least one major credit rating agency or, if unrated, must have a T. Rowe Price equivalent rating. Up to 15% of total assets may be invested in "split-rated securities," or those rated investment grade by at least one rating agency, but below investment grade by others. However, none of the fund's remaining assets can be invested in bonds rated below investment grade by Standard & Poor's, Moody's, or Fitch IBCA, Inc.

   We have considerable flexibility in seeking high yield for the fund. There are no maturity restrictions, so we can purchase longer-term bonds, which tend to have higher yields than shorter-term issues. However, the portfolio's weighted average maturity is expected to be between four and 15 years. In addition, when there is a large yield difference between the various quality levels, we may move down the credit scale and purchase lower-rated bonds with higher yields. When the difference is small or the outlook warrants, we may concentrate investments in higher-rated issues.

   We may also invest in other securities, including futures, options, and swaps, in keeping with the fund's objective.

   The fund may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity or quality, or to shift assets into higher-yielding securities or different sectors.


   . For details about the fund's investment program, please see the Investment
     Policies and Practices section.


 What are the main risks of investing in the fund?

  . Interest rate risk  Investors should be concerned primarily with this risk.
   An increase in interest rates will likely cause the fund's share price to fall, resulting in a loss of principal (see Table 5). That's because the bonds and notes in the fund's portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities whose principal and interest payments are guaranteed can decline in price if rates rise. Generally speaking, the longer a bond's maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. Because the fund may invest in bonds of any maturity, it carries more interest rate risk than short-term bond funds.

  . Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. While the fund's overall credit quality is high, it can own BBB securities, which are more susceptible to adverse economic conditions and may have speculative characteristics.


   . The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

  . Foreign investing risk To the extent the fund holds foreign bonds, it will be subject to special risks whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund's share price.

  . Prepayment risk and extension risk A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall, because homeowners tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the portfolio's total return, reduces its yield, and may even cause certain bonds' prices to fall below what the fund paid for them, resulting in a capital loss. Any of these developments could cause a decrease in the fund's income, share price, or total return.

   Extension risk refers to a rise in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.

  . Derivatives risk Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund's share price. In addition to CMOs and better-known instruments such as swaps and futures, other derivatives that may be used in limited fashion by the fund include interest-only (IO) and principal-only
   (PO) securities known as "strips." The value of these instruments is derived from an underlying pool of mortgage-backed securities or a CMO. Some of these instruments can be highly volatile, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate, or economic environment.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


   . The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund may be appropriate for you if you seek an attractive level of income and are willing to accept the risk of a declining share price when interest rates rise. Steadily reinvesting the fund's income is a conservative strategy for building capital over time. If you are investing primarily for safety and liquidity, you should consider a money market fund.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.


   . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.

                      Calendar Year Total Returns
 "91"   "92"   "93"    "94"     "95"     "96"    "97"   "98"   "99"    "00"
 ----------------------------------------------------------------------------
15.51  4.96   9.58  -2.22  18.36    2.38   9.32   5.04   -1.58  11.13
 ---------------------------------------------------------------------------


                  Quarter ended     Total return

 Best quarter        6/30/95           5.83%
 Worst quarter       3/31/96          -2.53%


            The fund's total return for the six months ended 6/30/01 was 3.40%.

 Table 3  Average Annual Total Returns
                                         Periods ended December 31, 2000
                                         1 year     5 years     10 years
 -------------------------------------------------------------------------------
  New Income Fund                        11.13%      5.16%       7.06%

  Lehman Brothers U.S. Aggregate Index   11.63       6.46        7.96
  Lipper Corporate Debt Funds A Rated     9.83       5.21        7.58
  Average
 -------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 Lehman indices do not reflect the deduction of any fees or expenses.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 4  Fees and Expenses of the Fund*
                                                Annual fund operating expenses
                                         (expenses that are deducted from fund assets)
 --------------------------------------------------------------------------------------
  Management fee                                            0.47%/ /
  Other expenses                                            0.26%
  Total annual fund operating expenses                      0.73%/ /
 --------------------------------------------------------------------------------------


 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Transaction Procedures and Special Requirements - Account Maintenance and Small Account Fees.

   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:


      1 year      3 years      5 years       10 years
    ----------------------------------------------------
       $75         $233         $406           $906
    ----------------------------------------------------




 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are the fund's potential rewards?

   The fund can provide an attractive level of income to investors who want only a moderate level of risk. It should offer higher yields than money market and short-term bond funds and generally less volatility than longer-term bond funds. In addition, the portfolio is widely diversified among various fixed-income securities, thus reducing the effect of a single bond's price fluctuations on the fund's share price or total return.


 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding or sector on the fund's net asset value.
  . Thorough credit research by our own analysts.
  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's sensitivity to interest rate changes.


 Is the fund a substitute for a money market fund?

   No. Money market funds, which have an average maturity under one year, ordinarily generate lower income in return for stability of net asset value. The fund's total return is expected to fluctuate more than a money market fund's and, as such, it should be viewed as a longer-term and riskier investment.


 Do mortgage-backed securities differ from other high-quality bonds?

   Yes, in one major respect. Non-mortgage bonds generally repay principal (face value of the bond) when their maturity date is reached, but most mortgage-backed securities repay principal continually as homeowners make mortgage payments. Homeowners have the option of paying either part or all of the loan balance before maturity, perhaps to refinance or buy a new home. As a result, the effective maturity of a mortgage-backed security is virtually always shorter than its stated maturity.

   For example, a new GNMA certificate backed by 30-year, fixed-rate mortgages will generally have a far shorter life than 30 years - probably 12 or less. Therefore, it will usually be about as volatile as a 10-year Treasury note. It is possible to estimate the average life of an entire mortgage pool backing a particular security with some accuracy, but not with certainty.


 Why are yields on mortgage-backed securities higher than yields on Treasuries of similar maturity?

   The structure of mortgage-backed securities is much more complex, and their effective maturities are uncertain because of unscheduled prepayments. Higher yields compensate investors for these potentially negative features. See the previous discussion of prepayment risk and extension risk.


 What are derivatives and can the fund invest in them?

   A derivative is a financial instrument whose value is derived from an underlying security, such as a stock or bond, or from a market benchmark such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as callable bonds, futures, and options, as well as more exotic investments such as stripped mortgage securities, swaps, and structured notes. Investment managers have used derivatives for many years.

   We invest in derivatives only if the expected risks and rewards are consistent with the fund's objective, policies, and overall risk profile described in this prospectus. We use derivatives in situations where they may enable the fund to increase yield, hedge against a decline in principal, invest in other asset classes more efficiently and at a lower cost, or adjust duration.

   We will not invest in any high-risk, highly leveraged derivative that we believe would cause the portfolio to be more volatile than a long-term, investment-grade bond.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

 SOME BASICS OF FIXED-INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is yield the same as total return?

   Not for bond funds. A fund's total return is the result of reinvested distributions from income and capital gains and the change in share price for a given period. Income is always a positive contributor to total return and can either enhance a rise in share price or help offset a price decline.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.


 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond's life. Future inter-est and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share prices by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)


 How is a bond's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 5.


 Table 5  How Interest Rates May Affect Bond Prices
                                         Price of a $1,000 face value bond if interest rates:
  Bond maturity   Coupon                        Increase                                  Decrease
                                   1 point                    2 points             1 point       2 points

  1 year         3.63%              $990                        $981                $1,010        $1,020
  5 years        4.95                957                         917                 1,045         1,092
  10 years       5.41                927                         860                 1,080         1,168
  30 years       5.76                872                         769                 1,159         1,358
 ------------------------------------------------------------------------------------------------------------------


 Coupons reflect yields on Treasury securities as of June 30, 2001. The table may not be representative of price changes for mortgage-backed securities because of prepayments. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 Equity Income Fund


 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES

 What is the fund's objective?

   The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.


 What is the fund's principal investment strategy?


   We will normally invest at least 80% of the fund's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

   We typically employ a "value" approach in selecting investments. Our in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

   In selecting investments, we generally look for companies with the following:

  . an established operating history;
  . above-average dividend yield relative to the S&P 500;
  . low price/earnings ratio relative to the S&P 500;
  . a sound balance sheet and other positive financial characteristics; and . low stock price relative to a company's underlying value as measured by assets, cash flow, or business franchises.


   In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


   . For details about the fund's investment program, please see the Investment
     Policies and Practices section.


 What are the main risks of investing in the fund?

   The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

   The fund's emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


   . The fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek a relatively conservative equity investment that provides substantial dividend income along with the potential for capital growth, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.


   . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

   In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-- deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.


                      Calendar Year Total Returns
 "92"     "93"   "94"     "95"     "96"    "97"    "98"   "99"   "00"     "01"
 -------------------------------------------------------------------------------
 14.13  14.84  4.53   33.35  20.40  28.82     9.23   3.82   13.12   1.64
 -------------------------------------------------------------------------------


                   Quarter ended    Total return

 Best quarter         6/30/99          13.26%
 Worst quarter        9/30/99          -8.52%


 Table 6  Average Annual Total Returns
                                        Periods ended December 31, 2001
                                        1 year     5 years     10 years
 ------------------------------------------------------------------------------
  Equity Income Fund
  Returns before taxes                    1.64%     10.93%      13.96%
  Returns after taxes on
  distributions                           0.14       8.24       11.22
  Returns after taxes on
  distributions and sale of fund
  shares                                  1.72       8.15       10.68
  S&P 500 Stock Index                   -11.89      10.70       12.94
  Lipper Equity Income Funds Average     -5.65       8.13       11.02
 ------------------------------------------------------------------------------



 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.



 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 7  Fees and Expenses of the Fund*
                                                Annual fund operating expenses
                                         (expenses that are deducted from fund assets)
 --------------------------------------------------------------------------------------
  Management fee                                             0.57%
  Other expenses                                             0.23%
  Total annual fund operating expenses                       0.80%
 --------------------------------------------------------------------------------------


 *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Transaction Procedures and Special Requirements--Account Maintenance and Small Account Fees.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

      1 year      3 years      5 years       10 years
    ----------------------------------------------------
       $82         $255         $444           $990
    ----------------------------------------------------




 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are some of the fund's potential rewards?

   Dividends are normally a more stable and predictable component of total return than capital appreciation. While the price of a company's stock can go up or down in response to earnings or to fluctuations in the general market, dividends are usually more reliable. Stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends and may hold up better in falling markets.



 What are the fund's major characteristics?

   T. Rowe Price believes that income can be a significant contributor to total return over time and expects the fund's yield to be above that of the Standard & Poor's 500 Stock Index. The fund will tend to take a "value" approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios.

 What is meant by a "value" investment approach?

   Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock's intrinsic value and the price rises accordingly.

   Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock's underlying value will be recognized by the market and reflected in its price.

   Some of the principal measures used to identify such stocks are:

  . Price/earnings ratio Dividing a stock's price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

  . Price/book value ratio Dividing a stock's price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company's assets. A ratio below the market, that of its competitors, or its own historic norm could indicate an undervalued situation.

  . Dividend yield A stock's dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock's own historic norm or that of its peers may suggest an investment opportunity.


   . A stock selling at $10 with an annual dividend of $0.50 has a 5% yield.

  . Price/cash flow Dividing a stock's price by the company's cash flow per share, rather than by its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or of its peers suggests the market may be incorrectly valuing the company's cash flow for reasons that may be temporary.

  . Undervalued assets This analysis compares a company's stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

  . Restructuring opportunities The market can react favorably to the announcement of the successful implementation of a corporate restructuring, financial reengineering, or asset redeployment. Such events can result in an increase in a company's stock price. A value investor may try to anticipate these actions and invest before the market places an appropriate value on any actual or expected changes.

 What are some examples of undervalued situations?

   There are numerous situations in which a company's value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized in some other manner, the company's stock price could rise. In another example, a company's management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities.

   Sometimes new management can revitalize companies that have grown or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buying back outstanding shares of common stock, or raising the dividend.


 Is there other information I can review before making a decision?


   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.


 International Stock Fund


 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES

 What is the fund's objective?

   The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.


 What is the fund's principal investment strategy?

   We expect to invest substantially all of the fund's assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund's net assets will be invested in stocks.

   T. Rowe Price International, Inc. ("T. Rowe Price International") employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

   While we invest with an awareness of the global economic backdrop and our outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

   In selecting stocks, we generally favor companies with one or more of the following characteristics:

   . leading market position;

   . attractive business niche;

   . strong franchise or monopoly;

   . technological leadership or proprietary advantages;

   . seasoned management;

   . earnings growth and cash flow sufficient to support growing dividends; and

   . healthy balance sheet with relatively low debt.

   While the fund invests primarily in common stocks, the fund may also purchase other securities, including futures and options, in keeping with the fund's objective.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


 What are the main risks of investing in the fund?

   As with all stock funds, the fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in rising markets.

   Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. Some particular risks affecting this fund include the following:

  . Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant, unpredictable, and long-lasting depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile and it is not possible to effectively hedge the currency risks of many developing countries.

  . Geographic risk The economies and financial markets of certain regions-such as Latin America and Asia-can be interdependent and may decline all at the same time.

  . Emerging market risk To the extent the fund invests in emerging markets, it is subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause the fund's share price to decline.

  . Other risks of foreign investing Risks can result from the varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.


   . While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

  . Futures/options risk To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


   . The fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you want to diversify your domestic stock portfolio by adding foreign investments, seek the long-term capital appreciation potential of growth stocks, and are comfortable with the risks that accompany foreign investments, the fund could be an appropriate part of your overall investment strategy.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.


   . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

   In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.


                      Calendar Year Total Returns
 "92"   "93"   "94"   "95"   "96"   "97"   "98"   "99"    "00"  "01"
 -----------------------------------------------------------------------
 -3.47  40.11  -0.76  11.39  15.99  2.70   16.14  34.60   -17.09  -22.02
 -----------------------------------------------------------------------


                  Quarter ended     Total return

 Best quarter        12/31/99          24.70%
 Worst quarter      3/31/01         -15.50%

 Table 8  Average Annual Total Returns
                                        Periods ended December 31, 2001
                                        1 year     5 years     10 years
 ------------------------------------------------------------------------------
  International Stock Fund
  Returns before taxes                  -22.02%      0.75%      6.05%
  Returns after taxes on
  distributions                         -22.83      -0.51       4.86
  Returns after taxes on
  distributions and sale of fund
  shares                                -13.32       0.54       4.79
  MSCI EAFE Index                       -21.21       1.17       4.76
  Lipper International Funds Average    -21.71       1.94       6.17
 ------------------------------------------------------------------------------



 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.



 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 9  Fees and Expenses of the Fund*
                                                Annual fund operating expenses
                                         (expenses that are deducted from fund assets)
 --------------------------------------------------------------------------------------
  Management fee                                             0.67%
  Other expenses                                             0.23%
  Total annual fund operating expenses                       0.90%
 --------------------------------------------------------------------------------------


 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Transaction Procedures and Special Requirements--Account Maintenance and Small Account Fees.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

      1 year      3 years      5 years       10 years
    ----------------------------------------------------
       $92         $287         $498          $1,108
    ----------------------------------------------------

 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are some of the potential rewards of investing overseas through the fund?

   Investing abroad increases the opportunities available to you. Some foreign countries may have greater potential for economic growth than the U.S. Investing a portion of your overall portfolio in foreign stock funds can enhance your diversification while providing the opportunity to boost long-term returns.


 How does the portfolio manager try to reduce risk?

   The principal tools we use to try to reduce risk are intensive research and limiting exposure to any one industry or company. Currency hedging techniques may be used from time to time.

  . T. Rowe Price International employs a team of experienced portfolio managers and analysts, and has offices in London, Tokyo, Singapore, Hong Kong, Buenos Aires, Paris, and Baltimore. Portfolio managers keep close watch on individual investments as well as on political and economic trends in each country and region. Holdings are adjusted according to the manager's analysis and outlook.

  . The impact on the fund's share price from a drop in the price of a particular stock is reduced substantially by investing in a portfolio with dozens of different companies. Likewise, the impact of unfavorable developments in a particular country is reduced when investments are spread among many countries. However, the economies and financial markets of countries in a certain region may be influenced heavily by one another.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

 T. ROWE PRICE ACCOUNT INFORMATION
   Here are some procedures you should know when investing in the T. Rowe Price family of taxable stock, bond, and money market funds.



 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------

 How and when shares are priced


   The share price (also called "net asset value" or NAV per share) for all funds except the Japan Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. (See the following section for information on the Japan Fund.) To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Amortized cost is used to price securities held by money market funds.


   The securities of funds investing in foreign markets are usually valued on the basis of the most recent closing market prices at 4 p.m. ET. Most foreign markets close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in a fund NAV. However, if a fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. A fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.


   . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

   Japan Fund: Pricing and Transactions
   The Japan Fund's share price is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, when both it and the Tokyo Stock Exchange are open. The fund will not price shares or process orders on any day when either the New York or Tokyo Stock Exchange is closed. Orders received on such days will be processed the next day the fund computes an NAV. As such, you may experience a delay in purchasing or redeeming fund shares. Exchanges: If you wish to exchange into the Japan Fund on a day the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange out of the other T. Rowe Price fund will be processed on that day, but Japan Fund shares will not be purchased until the day the Japan Fund reopens. If you wish to exchange out of the Japan Fund on a day when the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange will be delayed until the Japan Fund reopens.

   The Tokyo Stock Exchange is scheduled to be closed on the following weekdays:
   In 2002 -January 1, 2, 3, and 14; February 11; March 21; April 29; May 3 and 6; September 16 and 23; October 14; November 4; and December 23 and 31. In 2003-January 1, 2, 3, and 13; February 11; March 21; April 29; May 3 and 5; July 21; September 15 and 23; October 13; November 4 and 24; December 23 and
   31. If the Tokyo Stock Exchange closes on dates not listed, the fund will not be priced on those dates.


 How you can receive the proceeds from a sale


   . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.


   . If for some reason we cannot accept your request to sell shares, we will contact you.

   Contingent Redemption Fee
   Short-term "market timers" who engage in frequent purchases and redemptions can disrupt a fund's investment program and create additional transaction costs. For these reasons, certain T. Rowe Price funds, listed below, assess a fee on redemptions (including exchanges) of fund shares held for less than the time period shown:

  Fund                             Holding period  Redemption fee
  Diversified Small-Cap Growth        6 months     1.00%
                                   --------------------------------
  Developing Technologies              1 year      1.00%
                                   --------------------------------
  Emerging Europe & Mediterranean      1 year      2.00%
                                   --------------------------------
  Emerging Markets Stock               1 year      2.00%
                                   --------------------------------
  Equity Index 500                    6 months     0.50%
                                   --------------------------------
  Extended Equity Market Index        6 months     0.50%
                                   --------------------------------
  High Yield                           1 year      1.00%
                                   --------------------------------
  International Discovery              1 year      2.00%
                                   --------------------------------
  International Equity Index           6 months    1.00%
                                   --------------------------------
  Latin America                        1 year      2.00%
                                   --------------------------------
  Real Estate                         6 months     1.00%
                                   --------------------------------
  Small-Cap Value                      1 year      1.00%
                                   --------------------------------
  Tax-Efficient Balanced               1 year      1.00%
                                   --------------------------------
  Tax-Efficient Growth                2 years      1.00%
                                   --------------------------------
  Tax-Efficient Multi-Cap Growth      2 years      1.00%
                                   --------------------------------
  Total Equity Market Index           6 months     0.50%
                                   --------------------------------
  U.S. Bond Index                     6 months     0.50%
 -----------------------------------------------------------------------



   Redemption fees are paid to a fund to help offset transaction costs and to protect its long-term shareholders. The "first-in, first-out" (FIFO) method is used to determine the holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than the designated holding period, the fee will be charged.

   In determining a holding period, the fund will use the anniversary date of a transaction. Thus, for a one-year period, shares purchased on January 1 will be subject to the fee if they are redeemed on or prior to the following December 31. If they are redeemed on or after January 1 of the following year, they will not be subject to the fee.

   The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts, or to shares redeemed through designated systematic withdrawal plans. The fee does apply to all other types of accounts including IRAs. The fee may also apply to shares in retirement plans held in broker omnibus accounts.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   The following chart provides details on dividend payments.

 Table 10  Dividend Payment Schedule
  Fund                                                Dividends
  Money market funds                  .Declared daily to shareholders of record
                                       as of 12 noon ET on that day. Purchases
                                       made after 12 noon ET receive the dividend
                                       on the next business day after payment has
                                       been received.

                                      .Paid on the first business day of each
                                       month.
 ----------------------------------------------------------------------------------
  Bond funds                          .Declared daily to shareholders of record
                                       as of 4 p.m. ET the previous business day.
                                       Purchases made after 4 p.m. ET receive the
                                       dividend on the next business day after
                                       payment has been received.

                                      .Paid on the first business day of each
                                       month.
 ---------------------------------------------------------------------------------------
  These stock funds only:*            .Declared quarterly, if any, in March,
   .Balanced                           June, September, and December.

   . Dividend Growth                  .Must be a shareholder of record as of 4
                                       p.m. ET on the record date.
   . Equity Income

   . Equity Index 500

   . Growth & Income

   . Personal Strategy Balanced

   . Personal Strategy Income

   . Real Estate
 ----------------------------------------------------------------------------------
  All other stock funds*              .Declared annually, if any, generally in
                                       December.

                                      .Must be a shareholder of record as of 4
                                       p.m. ET on the record date.
 ----------------------------------------------------------------------------------
  Tax-Efficient Balanced*            Municipal Portion
                                      .Declared daily, paid on the last business
                                       day of March, June, September, and
                                       December.

                                     Equity Portion
                                      .Declared annually, if any, usually in
                                       December.

                                      .Must be a shareholder of record as of 4
                                       p.m. ET on the record date.
 ---------------------------------------------------------------------------------------

 * Mutual fund dividends are eligible for the 70% deduction for dividends received by corporations to the extent the fund's income consists of dividends paid by U.S. corporations.


   Bond or money fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before 12 noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.



 Capital gain payments

   If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

   Capital gain payments are not expected in money market funds, which are managed to maintain a constant share price.


   . A capital gain or loss is the difference between the purchase and sale price of a security.

   Tax Information

   . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another. . A fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year based on the "average cost" single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you in the year in which they are paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss must be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares. Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease an ordinary income dividend. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.


   If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will be able to meet the requirements to pass through foreign income taxes paid.

   Tax consequences of hedging
   For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital. Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.


   . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.


   . The preceding tax information summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.

 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment

   If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.


   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold

   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)


   Telephone, Tele*Access/(R)/, and online account transactions
   You may access your account or conduct transactions using the telephone or Tele*Access, or online. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

   Redemptions over $250,000
   Large redemptions can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem
   (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

 Excessive Trading


   . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades or market timing in your account or accounts controlled by you can disrupt management of a fund and raise its expenses. To deter such activity, each fund has adopted an excessive trading policy. If you violate this policy, you may be barred indefinitely and without further notice from further purchases of the T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and one sale or one sale and one purchase involving the same fund within any 120-day period. If you exceed this limit, or if your trading activity involves market timing, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) Trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases and redemptions (see Information About Your Services).


  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, recordkeeper, or other third party, you can make one purchase and one sale or one sale and one purchase involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases and redemptions are exempt from this policy. Transactions accepted by intermediaries in violation of this excessive trading policy or from persons believed to be market timers are subject to rejection or cancellation by the funds.



 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If your balance is below this amount for three months or longer, we have the right to close your account after giving you 60 days to increase your balance.


 Account Maintenance and Small Account Fees


  . Small Account Fee (all funds except Index Funds) Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price, but a separate custodial or administrative fee may apply to such accounts.


  . Account Maintenance Fee (Index Funds only) The account maintenance fee is charged on a quarterly basis usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee will be charged and deducted from the proceeds. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services, or accounts maintained by intermediaries through NSCC/(R)/Networking.


 Signature Guarantees


   . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000 or 2) to wire redemption proceeds when prior bank account authorization is not on file.
  . Remitting redemption proceeds to any person, address, or bank account not on record.
  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.
  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The Prime Reserve and New Income Funds are Maryland corporations organized in 1975 and 1973, respectively, and the Equity Income Fund, for tax and business reasons, was organized as a Massachusetts business trust in 1985. The International Stock Fund is a series of the T. Rowe Price International Funds, Inc., a Maryland corporation (the "corporation") which was organized in 1979. The Prime Reserve, New Income, and Equity Income Funds, as well as the corporation, are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as diversified, open-end investment companies, commonly known as "mutual funds."


   . Shareholders benefit from T. Rowe Price's 65 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in income and capital gain distributions. . Cast one vote per share on certain fund matters, including the election of fund directors or trustees, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

 Who runs the funds?

   General Oversight

   The funds are governed by a Board of Directors or Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects fund officers. The majority of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price) and
   T. Rowe Price International.



   . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price and T. Rowe Price International - specifically by each fund's portfolio managers.

   Investment Manager

   For the Prime Reserve, New Income, and Equity Income Funds, all decisions regarding the purchase and sale of fund investments are made by T. Rowe Price-specifically by the funds' portfolio managers. T. Rowe Price's office is located at 100 East Pratt Street, Baltimore, Maryland 21202. For the International Stock Fund, T. Rowe Price International is responsible for selection and management of portfolio investments. The company, a wholly owned subsidiary of T. Rowe Price, is the successor to Rowe Price-Fleming International. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202. Offices are also located in London, Tokyo, Singapore, Hong Kong, Buenos Aires, and Paris.


   Portfolio Management
   The Prime Reserve Fund has an Investment Advisory Committee with the following members: Edward A. Wiese, Chairman, Steven G. Brooks, Brian E. Burns, Alan D. Levenson, Joseph K. Lynagh, James M. McDonald, and Joan R. Potee. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Wiese has been chairman of the fund's committee since 1990. He joined T. Rowe Price in 1984 and has been managing investments since 1985.

   The New Income Fund has an Investment Advisory Committee with the following members: William T. Reynolds, Chairman, Connice A. Bavely, Brian J. Brennan, Patrick S. Cassidy, Alan D. Levenson, Edmund M. Notzon, Vernon A. Reid, Jr., Robert M. Rubino, and Daniel O. Shackelford. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Reynolds became chairman of the fund's committee in 1998. He joined T. Rowe Price in 1981 and has been managing investments since 1978.


   The Equity Income Fund has an Investment Advisory Committee with the following members: Brian C. Rogers, Chairman, Stephen W. Boesel, Arthur B. Cecil III, John D. Linehan, and William J. Stromberg. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Rogers has been chairman of the fund's committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.


   The International Stock Fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing the fund's investment program. The members of the advisory group are: Mark C.J. Bickford-Smith, Frances Dydasco, John R. Ford, James B.M. Seddon, and David J.L. Warren.

   Mark Bickford-Smith joined T. Rowe Price International in 1995 and has 17 years of experience in research and financial analysis. Frances Dydasco joined T. Rowe Price International in 1996 and has 13 years of experience in research and financial analysis. John R. Ford joined T. Rowe Price International in 1982 and has 22 years of experience in research and portfolio management. James B.M. Seddon joined T. Rowe Price International in 1987 and has 15 years of experience in portfolio management. David J.L. Warren joined T. Rowe Price International in 1983 and has 22 years of experience in equity research, fixed income research, and portfolio management.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
     0.334%*           First $50 billion

     0.305%            Next $30 billion

     0.300%            Next $40 billion

     0.295%            Thereafter
    --------------------------------------



   * Represents a blended group fee rate containing various break points.


   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of over $94 billion at December 31, 2001, the group fee was 0.32%. The individual fund fees are as follows: Prime Reserve Fund, 0.05%; New Income Fund, 0.15%; Equity Income Fund, 0.25%; and International Stock Fund, 0.35%.

 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our education and informational materials; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   The advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield-also called the standardized yield-may differ from the dividend yield.

   Prime Reserve Fund The fund may advertise a "current" yield, reflecting the latest seven-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.


 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, the funds (other than the Prime Reserve Fund) can invest up to 10% of their total assets in hybrid instruments. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.


 Prime Reserve Fund


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of short-term security or instrument whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of fund portfolio securities and investment management practices.

   Operating policy Except as may be permitted by Rule 2a-7, the fund will not purchase any security (other than a U.S. government security) if it would cause the fund to have more than: (1) 5% of its total assets in securities of that issuer, where the securities are prime securities (other than for certain temporary, limited purposes); or (2) where the securities are not prime securities, 5% of its total assets in such securities and 1% of its total assets in the securities of that issuer.

   Money Market Securities
   Money market securities are IOUs issued by companies or governmental units. Money market securities may be interest-bearing or discounted to reflect the rate of interest paid. In the case of interest-bearing securities, the issuer has a contractual obligation to pay coupon interest at a stated rate on specific dates and to repay the face value on a specified date. In the case of a discount security, no coupon interest is paid, but the security's price is discounted so that the interest is realized when the security matures at face value. In either case, an issuer may have the right to redeem or "call" the security before maturity, and the investor may have to reinvest the proceeds at lower market rates.

   Except for adjustable rate instruments, a money market security's interest rate, as reflected in the coupon rate or discount, is usually fixed for the life of the security. Its current yield (coupon or discount as a percent of current price) will fluctuate to reflect changes in interest rate levels. A money market security's price usually rises when interest rates fall, and vice versa.

   Money market securities may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral).

   Certain money market securities have interest rates that are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the securities' principal values. When calculating its weighted average maturity, the fund may shorten the maturity of these securities in accordance with Rule 2a-7.

   Asset-Backed Securities
   An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security's weighted average life and may lower its return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. There is no limit on fund investments in these securities.

   Foreign Securities
   Investments may be made in certain foreign securities: dollar-denominated money market securities of foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local, political, and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; and possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards.


   . Foreign securities increase the fund's diversification and may enhance return, but they involve special risks, especially from developing countries.

   Operating policy There is no limit on fund investments in U.S. dollar-denominated foreign securities.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy Fund investments in illiquid securities are limited to 10% of net assets.


 Types of Investment Management Practices

   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Lending of Portfolio Securities
   Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, a fund could experience delays in recovering its securities and capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.


 New Income Fund


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the outstanding voting securities of the issuer would be held by the fund. These limitations do not apply to the fund's purchase of securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

   Bonds
   A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

   A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays consistent with current market conditions.

   Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral). Bonds include asset- and mortgage-backed securities.

   Certain bonds have interest rates that are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the bonds' principal values. The maturity of those securities may be shortened under certain specified conditions.

   Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

   Operating policy Without regard to quality, the fund may invest up to 25% of its total assets (not including cash) in preferred and common stocks and convertible securities, convertible into or which carry warrants for common stocks or other equity securities.

   Foreign Securities
   Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as Yankee bonds). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local, political, and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S.

   standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries.

   Operating policy There is no limit on fund investments in U.S. dollar-denominated debt securities issued by foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. The fund may also invest up to 20% of its total assets (excluding reserves) in non-U.S. dollar-denominated fixed-income securities.

   Asset-Backed Securities
   An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security's weighted average life and may lower its return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. There is no limit on fund investments in these securities.

   Mortgage-Backed Securities
   The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.

   Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when inter-est rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.


   . There is no limit on fund investments in mortgage-backed securities.

   Additional mortgage-backed securities in which the fund may invest include:


  . Collateralized Mortgage Obligations CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create some classes with more stable average lives than the underlying mortgages and other classes with more volatile average lives. CMO classes may pay fixed or variable rates of interest, and certain classes have priority over others with respect to the receipt of prepayments.


  . Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs), and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments.

   A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. Of course, under the opposite conditions these securities may appreciate in value. These securities can be very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMO classes may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMO classes, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee that fund investments in CMOs, IOs, or POs will be successful, and fund total return could be adversely affected as a result.

   Operating policy Fund investments in stripped mortgage securities are limited to 10% of total assets.

  . Commercial Mortgage-Backed Securities (CMBS) CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, etc. Interest and principal payments from the loans are passed on to the investor according to a schedule of payments. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. The amount of subordination is determined by the rating agencies who rate the individual classes of the structure. Commercial mortgages are generally structured with prepayment penalties, which greatly reduces prepayment risk to the investor. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate. There is no limit on fund investments in these securities.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.


   . Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

   Operating policy Fund investments in hybrid instruments are limited to 10% of total assets.

   Deferrable Subordinated Securities
   These are securities with long maturities that are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. Fund investments will be made in these securities to the extent their yield, credit, and maturity characteristics are consistent with the fund's investment objective and program.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy Fund investments in illiquid securities are limited to 15% of net assets.

   Utility Industry Concentration
   The fund may, under certain circumstances, invest a substantial amount of its assets in the utility industry. Investments in this industry may be affected by environmental conditions, energy conservation programs, fuel shortages, availability of capital to finance operations and construction programs, and federal and state legislative and regulatory actions. T. Rowe Price believes that any risk to the fund which might result from concentrating in any such industry will be minimized by diversification of the fund's investments.

   Operating policy The fund has no current intention of concentrating in the utility industry.

   Fundamental policy The fund will, under certain conditions, invest up to 50% of its assets in any one of the following industries: gas utility, gas transmission utility, electric utility, telephone utility, and petroleum.


 Types of Investment Management Practices

   Reserve Position
   A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or more
   T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Futures and Options
   Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage its exposure to changes in interest rates, bond prices, and foreign currencies; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; as a cash management tool; and to adjust portfolio duration. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return, and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for nonhedging purposes will not exceed 5% of fund net asset value. Options on securities: The total market value of securities covering call or put options may not exceed 25% of fund total assets. No more than 5% of fund total assets will be committed to premiums when purchasing call or put options.

   Swaps
   The fund may enter into interest rate, index, total return, credit and, to the extent it may invest in foreign currency-denominated securities, currency swap agreements. The fund may also enter into options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterpart, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment, index, or currency. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest rates, nondollar securities, and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return; to protect the value of portfolio securities; as a cash management tool; and to adjust portfolio duration.

   There are risks in the use of swaps and swap options. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Swaps and swap options may not always be successful hedges; using them could lower fund total return and the other party to a swap agreement could default on its obligations or refuse to cash out the fund's investment at a reasonable price, which could turn an expected gain into a loss.

   Operating policies The fund will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of fund total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of fund total assets. The total market value of securities covering call or put options may not exceed 25% of fund total assets. No more than 5% of fund total assets will be committed to premiums when purchasing call or put options.

   Managing Foreign Exchange Risk
   Investors in foreign securities may attempt to "hedge" their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of "forwards"- contracts to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on these instruments may also be used. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." The fund may also use these instruments to create a synthetic bond issued in one currency, but with the currency component transformed into another currency. If the fund were to engage in any of these foreign currency transactions, they would be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and the fund's total return could be reduced.

   Operating policy The fund will not commit more than 20% of its total assets to any combination of foreign currency instruments.

   Lending of Portfolio Securities
   Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, a fund could experience delays in recovering its securities and capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   When-Issued Securities and Forward Commitment Contracts
   The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on fund investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.

   Portfolio Turnover
   The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs, result in additional capital gain distributions, and reduce fund total return. The fund's portfolio turnover rates are shown in the Financial Highlights table.


 Equity Income Fund


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the outstanding voting securities of the issuer would be held by the fund.

   Fund investments are primarily in common stocks (normally, at least 80% of net assets) and, to a lesser degree, other types of securities as described below.


   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

   Foreign Securities

   Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs and ADSs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local, political, and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of fund foreign investments that may be made in such countries.


   Operating policy Fund investments in foreign securities are limited to 25% of total assets.

   Fixed-Income Securities
   From time to time, we may invest in debt securities of any type, including municipal securities, without regard to quality or rating. Such securities would be purchased in companies, municipalities, or entities which meet the investment criteria for the fund. The price of a bond fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise.

   High-Yield, High-Risk Bonds
   The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.


   Operating policy The fund may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. The fund will not purchase this type of security if it would have more than 10% of its total assets invested in such securities. Fund investments in convertible securities are not subject to this limit.


   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero.


   . Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

   Operating policy Fund investments in hybrid instruments are limited to 10% of total assets.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy Fund investments in illiquid securities are limited to 15% of net assets.


 Types of Investment Management Practices

   Reserve Position
   A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or more
   T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Futures and Options

   Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage fund exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for nonhedging purposes will not exceed 5% of fund net asset value. Options on securities: The total market value of securities covering call or put options may not exceed 25% of fund total assets. No more than 5% of fund total assets will be committed to premiums when purchasing call or put options.

   Exchange Traded Funds (ETFs)
   These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

   Managing Foreign Currency Risk

   Investors in foreign securities may attempt to "hedge" their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of "forwards"- contracts to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on these instruments may also be used. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." If the fund were to engage in any of these foreign currency transactions, they would be primarily to protect a fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

   Lending of Portfolio Securities

   Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities.


   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover
   Turnover is an indication of frequency of trading. The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs, result in additional capital gain distributions, and reduce fund total return. The fund's portfolio turnover rates are shown in the Financial Highlights table.


 International Stock Fund


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the outstanding voting securities of the issuer would be held by the fund.

   Fund investments are primarily in common stocks (normally, at least 80% of net assets will be in stocks) and, to a lesser degree, other types of securities as described below.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

   While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

   Fixed-Income Securities
   From time to time, we may invest in corporate and government fixed-income securities. These securities would be purchased in companies that meet fund investment criteria. The price of a bond fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero.


   . Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

   Operating policy Fund investments in hybrid instruments are limited to 10% of total assets.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy Fund investments in illiquid securities are limited to 15% of net assets.


 Types of Investment Management Practices

   Reserve Position
   A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or more
   T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Foreign Currency Transactions
   The fund will normally conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The fund will generally not enter into a forward contract with a term greater than one year.

   The fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when T. Rowe Price International believes that the currency of a particular foreign country may move substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). The contract may approximate the value of some or all of the fund portfolio securities denominated in such foreign currency. Under unusual circumstances, the fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. T. Rowe Price International will consider the effect such a commitment to forward contracts would have on the fund investment program and the flexibility of the fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and fund total return could be adversely affected as a result.

   There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

   Futures and Options

   Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for nonhedging purposes will not exceed 5% of fund net asset value. Options on securities: The total market value of securities covering call or put options may not exceed 25% of fund total assets. No more than 5% of fund total assets will be committed to premiums when purchasing call or put options.

   Tax Consequences of Hedging
   Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid are classified as capital gains or ordinary income.

   Lending of Portfolio Securities
   Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, a fund could experience delays in recovering its securities and capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover
   Turnover is an indication of frequency of trading. The fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs, result in additional capital gain distributions, and reduce fund total return. The fund's portfolio turnover rates are shown in the Financial Highlights table.


 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 11, which provides information about each fund's financial history, is based on a single share outstanding throughout the periods shown. Each fund's section of the table is part of the fund's financial statements, which are included in annual reports and are incorporated by reference into the Statements of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions and no payment of account or (if applicable) redemption fees). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.

 Prime Reserve Fund

 Table 11  Financial Highlights
                                        Year ended May 31
                          1997      1998      1999      2000      2001
 -------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
  Income From Investment Operations
  Net investment income    0.048     0.050     0.047     0.051     0.057
                         --------------------------------------------------
  Net gains or losses
  on securities (both
  realized and                --        --        --        --        --
  unrealized)
                         --------------------------------------------------
  Total from investment
  operations               0.048     0.050     0.047     0.051     0.057
  Less Distributions
  Dividends (from net     (0.048)   (0.050)   (0.047)   (0.051)   (0.057)
  investment income)
                         --------------------------------------------------
  Distributions (from         --        --        --        --        --
  capital gains)
                         --------------------------------------------------
  Returns of capital          --        --        --        --        --
                         --------------------------------------------------
  Total distributions     (0.048)   (0.050)   (0.047)   (0.051)   (0.057)
                         --------------------------------------------------
  Net asset value,       $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
  end of period
                         --------------------------------------------------
  Total return              4.92%     5.16%     4.82%     5.22%     5.82%
  Ratios/Supplemental Data
  Net assets, end of     $ 4,561   $ 4,889   $ 5,169   $ 5,618   $ 5,758
  period (in millions)
                         --------------------------------------------------
  Ratio of expenses to      0.64%     0.63%     0.66%     0.62%     0.59%
  average net assets
                         --------------------------------------------------
  Ratio of net income       4.83%     5.06%     4.70%     5.11%     5.66%
  to average net assets
 -------------------------------------------------------------------------------

 New Income Fund

 Table 11  Financial Highlights (continued)
                                          Year ended May 31
                               1997     1998     1999     2000     2001
 -------------------------------------------------------------------------------

  Net asset value,
  beginning of period         $ 8.70   $ 8.77   $ 9.09   $ 8.50   $ 8.07
  Income From Investment Operations
  Net investment income         0.58     0.57     0.54     0.52     0.53
                              ---------------------------------------------
  Net gains or losses on
  securities (both realized     0.07     0.36    (0.45)   (0.43)    0.46
  and unrealized)
                              ---------------------------------------------
  Total from investment
  operations                    0.65     0.93     0.09     0.09     0.99
  Less Distributions
  Dividends (from net          (0.58)   (0.57)   (0.54)   (0.52)   (0.53)
  investment income)
                              ---------------------------------------------
  Distributions (from             --    (0.04)   (0.14)      --       --
  capital gains)
                              ---------------------------------------------
  Returns of capital              --       --       --       --       --
                              ---------------------------------------------
  Total distributions          (0.58)   (0.61)   (0.68)   (0.52)   (0.53)
                              ---------------------------------------------
  Net asset value,            $ 8.77   $ 9.09   $ 8.50   $ 8.07   $ 8.53
  end of period
                              ---------------------------------------------
  Total return                  7.70%   10.84%    1.02%    1.13%   12.54%
  Ratios/Supplemental Data
  Net assets, end of period   $1,711   $2,076   $1,942   $1,633   $1,684
  (in millions)
                              ---------------------------------------------
  Ratio of expenses to          0.74%    0.71%    0.72%    0.73%    0.73%
  average net assets
                              ---------------------------------------------
  Ratio of net income to        6.65%    6.31%    6.16%    6.32%    6.30%
  average net assets
                              ---------------------------------------------
  Portfolio turnover rate       87.1%   147.3%    94.3%    83.6%   112.1%
 -------------------------------------------------------------------------------

 Equity Income Fund


 Table 11  Financial Highlights (continued)
                                      Year ended December 31
                          1997      1998      1999      2000      2001
 --------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $ 22.54   $ 26.07   $ 26.32   $ 24.81   $ 24.67
  Income From Investment Operations
  Net investment income     0.66      0.61      0.54      0.50      0.37
                         ---------------------------------------------------
  Net gains or losses
  on securities (both
  realized and              5.67      1.74      0.45      2.51     (0.02)/a/
  unrealized)
                         ---------------------------------------------------
  Total from investment
  operations                6.33      2.35      0.99      3.01      0.35
  Less Distributions
  Dividends (from net      (0.66)    (0.61)    (0.53)    (0.51)    (0.36)
  investment income)
                         ---------------------------------------------------
  Distributions (from      (2.14)    (1.49)    (1.97)    (2.64)    (1.01)
  capital gains)
                         ---------------------------------------------------
  Returns of capital          --        --        --        --        --
                         ---------------------------------------------------
  Total distributions      (2.80)    (2.10)    (2.50)    (3.15)    (1.37)
                         ---------------------------------------------------
  Net asset value,       $ 26.07   $ 26.32   $ 24.81   $ 24.67   $ 23.65
  end of period
                         ---------------------------------------------------
  Total return             28.82%     9.23%     3.82%    13.12%     1.64%
  Ratios/Supplemental Data
  Net assets, end of     $12,771   $13,495   $12,321   $10,187   $10,128
  period (in millions)
                         ---------------------------------------------------
  Ratio of expenses to      0.79%     0.77%     0.77%     0.78%     0.80%
  average net assets
                         ---------------------------------------------------
  Ratio of net income       2.67%     2.26%     1.95%     2.01%     1.53%
  to average net assets
                         ---------------------------------------------------
  Portfolio turnover        23.9%     22.6%     21.8%     21.9%     17.3%
  rate
 --------------------------------------------------------------------------------




 /a/The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

 International Stock Fund

 Table 11  Financial Highlights (continued)
                                      Year ended October 31
                          1997      1998     1999      2000      2001
 -------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $ 13.47   $14.14   $ 14.39   $ 16.70   $ 16.11
  Income From Investment Operations
  Net investment income     0.19     0.23      0.17      0.10      0.29
                         --------------------------------------------------
  Net gains or losses
  on securities (both
  realized and              0.86     0.77      2.71      0.35     (4.48)
  unrealized)
                         --------------------------------------------------
  Total from investment
  operations                1.05     1.00      2.88      0.45     (4.19)
  Less Distributions
  Dividends (from net      (0.18)   (0.20)    (0.22)    (0.13)    (0.09)
  investment income)
                         --------------------------------------------------
  Distributions (from      (0.20)   (0.55)    (0.35)    (0.91)    (1.18)
  capital gains)
                         --------------------------------------------------
  Returns of capital          --       --        --        --        --
                         --------------------------------------------------
  Total distributions      (0.38)   (0.75)    (0.57)    (1.04)    (1.27)
                         --------------------------------------------------
  Net asset value,       $ 14.14   $14.39   $ 16.70   $ 16.11   $ 10.65
  end of period
                         --------------------------------------------------
  Total return              7.90%    7.48%    20.67%     2.28%   (28.17)%
  Ratios/Supplemental Data
  Net assets, end of     $10,005   $9,537   $10,615   $10,458   $ 6,370
  period (in millions)
                         --------------------------------------------------
  Ratio of expenses to      0.85%    0.85%     0.85%     0.84%     0.90%
  average net assets
                         --------------------------------------------------
  Ratio of net income       1.33%    1.50%     1.05%     0.55%     2.14%
  to average net assets
                         --------------------------------------------------
  Portfolio turnover        15.8%    12.2%     17.6%     38.2%     17.4%
  rate
 -------------------------------------------------------------------------------

 INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification
Number
We must have your correct Social Security or tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 30%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund's NAV on the redemption date.

Transaction Confirmations

We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases and dividend reinvestments, are reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.


Employer-Sponsored Retirement Plans and Institutional Accounts
T. Rowe Price
Trust Company
1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

We do not accept third-party checks, except for IRA Rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check.

 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address below:

via U.S. Postal Service
T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

via private carriers/overnight services
T. Rowe Price Account Services
Mailcode 17300
4515 Painters Mill Road
Owings Mills, MD 21117-4903

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
Receiving Bank ABA#:  043000096
Beneficiary:  T. Rowe Price [fund name]
Beneficiary Account:  1004397951
Originator to Beneficiary Information (OBI):
name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under "By Mail."


Note: Investment will be made, but no services will be established and IRS penalty withholding may occur until we receive a signed New Account Form.


By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, see the explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum additional purchase ($1,000 for Summit Funds). For retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts $50, except $100 for Summit Funds.

By ACH Transfer
Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH system.

By Wire
Call Shareholder Services or use the wire instructions listed in Opening a New Account.

By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service
T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic
Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers-By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.

If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

For redemptions by check or electronic transfer, please see Information About Your Services.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

For nonretirement and IRA accounts:
via U.S. Postal Service
T. Rowe Price Account Services
P.O. Box 17302
Baltimore, MD 21297-1302

via private carriers/overnight services
T. Rowe Price Account Services
Mailcode 17302
4515 Painters Mill Road
Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts:
via U.S. Postal Service
T. Rowe Price Trust Company
P.O. Box 17479
Baltimore, MD 21297-1479

via private carriers/overnight services
T. Rowe Price Trust Company
Mailcode 17479
4515 Painters Mill Road
Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; (7) to waive any redemption, small account, maintenance or other fees charged to a group of shareholders; (8) to act on instructions reasonably believed to be genuine; and
(9) to involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services
1-800-225-5132
Investor Services
1-800-638-5660
Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust or power of attorney to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

Investing for College Expenses
We can help you save for future college expenses on a tax-advantaged basis.

Education Savings Accounts (ESAs) (formerly known as Education IRAs)
Invest up to $2,000 a year depending on your annual income; account earnings are tax-free when used for qualified expenses.

529 Plans
The T. Rowe Price College Savings Plan (for any U.S. resident), the Maryland College Investment Plan (for any U.S. resident), and the University of Alaska College Savings Plan (for Alaska residents) allow you to contribute on a tax-deferred basis toward a student's higher education. For more information on tax-related features and the plans' investment approaches, risks, and expenses, call toll-free 1-866-521-1894.

Automated Services
Tele*Access
1-800-638-2587
24 hours, 7 days
Tele*Access
24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, dupli-cate statements, and tax forms; and (3) buy, sell, and exchange shares in your accounts (see Electronic Transfers in this section).

Web Address
www.troweprice.com
Online Account Access
You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line
1-800-401-3279
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

By Telephone and
In Person
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can move as little as $100 or as much as $100,000 between your bank account and fund account using the ACH system. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds or the High Yield, Emerging Markets Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money market fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
Automatic Asset Builder
You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To Open an Account
1-800-638-5660
For Existing
Brokerage Customers
1-800-225-7720

Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers.* We also provide a wide range of services, including:


Automated Telephone and Computer Services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Account Access-Brokerage, you will pay a commission of $19.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Account Access-Brokerage save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Account Access-Brokerage.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to online research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or Nasdaq are eligible for this service.

/*Services //v//ary //b//y //f//irm./

/T. Rowe Price //Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./

 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

Shareholder Reports
Fund managers' annual and semiannual reviews of their strategies and performance.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirement Readiness Guide, Retirement Planning Kit, and Tax Considerations for Investors.

 T. ROWE PRICE PRIVACY POLICY
 ----------------------------------------------------------
 In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

 You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

 We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with whom we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

 We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

 This Privacy Policy applies to the following T. Rowe Price family of companies:
 T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
 For mutual fund or T. Rowe Price Brokerage information
 Investor Services
 1-800-638-5660

For existing accounts
 Shareholder Services
 1-800-225-5132

For the hearing impaired
 1-800-367-0763

For performance, prices,
account information, or
to conduct transactions
 Tele*Access/(R)/
 24 hours, 7 days
 1-800-638-2587

Internet address
 www.troweprice.com

Plan Account Line
 For retirement plan
 investors: The
 appropriate 800
 number appears on your retirement account statement.
Investor Centers
 For directions, call
 1-800-225-5132 or
 visit our Web site

Baltimore Area
Downtown
 105 East Lombard Street

Owings Mills
 Three Financial Center
 4515 Painters Mill Road

Boston Area
 386 Washington Street
 Wellesley

Chicago Area
 1900 Spring Road
 Suite 104
 Oak Brook

Colorado Springs
 2260 Briargate Parkway

Los Angeles Area
 Warner Center
 21800 Oxnard Street
 Suite 270
 Woodland Hills

New Jersey/New York Area
 51 JFK Parkway, 1st Floor
 Short Hills, New Jersey

San Francisco Area
 1990 N. California Blvd.
 Suite 100
 Walnut Creek

Tampa
 4200 West Cypress Street
 10th Floor

Washington, D.C. Area
Downtown
 900 17th Street, N.W.
 Farragut Square

Tysons Corner
 1600 Tysons Boulevard
 Suite 150
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
1940 Act File No. 811-2603;
811-2396; 811-4400;
811-2958

C00-040 5/1/02

  STATEMENT OF ADDITIONAL INFORMATION
   The date of this Statement of Additional Information is May 1, 2002.

         T. ROWE PRICE BALANCED FUND, INC.
         T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
              T. Rowe Price Blue Chip Growth Fund-Advisor Class
         T. ROWE PRICE CAPITAL APPRECIATION FUND
         T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
         T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.
         T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
         T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
         T. ROWE PRICE EQUITY INCOME FUND
              T. Rowe Price Equity Income Fund-Advisor Class
         T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
         T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
         T. ROWE PRICE GROWTH & INCOME FUND, INC.
         T. ROWE PRICE GROWTH STOCK FUND, INC.
              T. Rowe Price Growth Stock Fund-Advisor Class
         T. ROWE PRICE HEALTH SCIENCES FUND, INC.
         T. ROWE PRICE INDEX TRUST, INC.
              T. Rowe Price Equity Index 500 Fund
              T. Rowe Price Extended Equity Market Index Fund
              T. Rowe Price Total Equity Market Index Fund
         T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.
              T. Rowe Price Institutional Large-Cap Growth Fund
              T. Rowe Price Institutional Large-Cap Value Fund
              T. Rowe Price Institutional Mid-Cap Equity Growth Fund
              T. Rowe Price Institutional Small-Cap Stock Fund
         T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
         T. ROWE PRICE MID-CAP GROWTH FUND, INC.
              T. Rowe Price Mid-Cap Growth Fund-Advisor Class
         T. ROWE PRICE MID-CAP VALUE FUND, INC.
         T. ROWE PRICE NEW AMERICA GROWTH FUND
         T. ROWE PRICE NEW ERA FUND, INC.
         T. ROWE PRICE NEW HORIZONS FUND, INC.
         T. ROWE PRICE REAL ESTATE FUND, INC.
         T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
              T. Rowe Price Science & Technology Fund-Advisor Class
         T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
              T. Rowe Price Small-Cap Stock Fund-Advisor Class
         T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
              T. Rowe Price Small-Cap Value Fund-Advisor Class
                                       and
         T. ROWE PRICE VALUE FUND, INC.
              T. Rowe Price Value Fund-Advisor Class
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   Mailing Address:
   T. Rowe Price Investment Services, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202
   1-800-638-5660


                                                                  C20-043 5/1/02

   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.

   For convenience, the term "director" is used to refer to both directors of funds that are corporations and to trustees of funds that are Massachusetts business trusts.

   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated May 1, 2002, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each fund's financial statements for the fiscal period ended December 31, 2001, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660 and they will be sent to you at no charge. Please read them carefully.

                              TABLE OF CONTENTS
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Capital Stock                   82       Legal Counsel                       84
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Code of Ethics                  69       Management of the Funds             30
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Custodian                       68       Net Asset Value per Share           77
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Distributor for the Funds       67       Organization of the Funds           83
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Dividends and Distributions     77       Portfolio Management Practices      15
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Federal Registration of         84       Portfolio Transactions              69
Shares
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Independent Accountants         84       Pricing of Securities               76
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Investment Management           58       Principal Holders of                57
Services                                 Securities
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Investment Objectives and        2       Ratings of Corporate Debt           90
Policies                                 Securities
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Investment Performance          78       Risk Factors                         3
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Investment Program               6       Services by Outside Parties         66
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Investment Restrictions         28       Tax Status                          77
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 INVESTMENT OBJECTIVES AND POLICIES
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   The following information supplements the discussion of each fund's investment objectives and policies discussed in each fund's prospectus.

   Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund's operating policies are subject to change by each Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")

                  T. Rowe Price Associates, Inc. ("T. Rowe Price") Moody's Investors Service, Inc. ("Moody's")
                  Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")
                  T. Rowe Price International, Inc. ("T. Rowe Price International")



 RISK FACTORS
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   Reference is also made to the sections entitled "Investment Program" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.

   Because of its investment policy, the fund may or may not be suitable or appropriate for any particular investor. The fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The fund will normally have substantially all  (for the

   Balanced Fund 50-70% and for the Capital Appreciation Fund at least 50%) of its assets in equity securities (e.g., common stocks). This portion of the fund's assets will be subject to all of the risks of investing in the stock market. There is risk in every investment. The value of the portfolio securities of the fund will fluctuate based upon market conditions. Although the fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the fund will achieve its investment objective.

   Foreign securities (All funds other than Equity Index 500, Extended Equity Market, and Total Equity Market
   Index Funds)
   The fund may invest in U.S. dollar-denominated and non-U.S.
   dollar-denominated securities of foreign issuers.

  . Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund while others relate more to the countries in which the fund will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

  . Political and Economic Factors Individual foreign economies of some countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of some foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value, setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In 1999, the democratically elected government of Pakistan was overthrown by a military coup. The Russian government also defaulted on all its domestic debt. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea. In 2001, Argentina defaulted on its foreign-owned debt and had the peso devalued, resulting in the resignation of its president and deadly riots in December in response to government-mandated austerity measures.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the fund's assets denominated in that currency. Such changes will also affect the fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of the fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of the fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and at times preclude investment in certain of such countries and increase the cost and expenses of the fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") traded in the United States or on foreign exchanges. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on United States exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the fund.

  . Investment Funds The fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The fund's investment in these funds is subject to the provisions of the 1940 Act. If the fund invests in such investment funds, the fund's shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will indirectly bear similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which result in significant risks and uncertainties when investing in Eastern Europe and Russia.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the Mexican peso lost more than one-third of its value relative to the dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

  . Japan

   Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world's highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya.

   Economy The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan's economic problems. The yen has had a history of unpredictable and volatile movements against the dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

   Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

   Foreign Trade Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.



 INVESTMENT PROGRAM
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                               Types of Securities

   Set forth below is additional information about certain of the investments described in each fund's prospectus.


                               Hybrid Instruments

   Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "hybrid instruments"). Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively "underlying assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

   The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

   Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund. Accordingly, the fund will limit its investments in hybrid instruments to 10% of total assets. However, because of their volatility, it is possible that the fund's investment in hybrid instruments will account for more than 10% of the fund's return (positive or negative).


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund's Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the following: (1) frequency of trades and quotes;
   (2) number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The fund may acquire warrants. Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


                                 Debt Securities

   Balanced, Blue Chip Growth, Capital Appreciation, Capital Opportunity, Dividend Growth, Equity Income, Financial Services, Global Technology, Growth & Income, Health Sciences, Institutional Large-Cap Value, Institutional Small-Cap Stock, Media & Telecommunications, Mid-Cap Value, New Era, Real Estate, Small-Cap Stock, Small-Cap Value, and Value Funds

   Debt Obligations Although a majority of the fund's assets are invested in common stocks, the fund may invest in convertible securities, corporate and government debt securities, and preferred stocks which hold the prospect of contributing to the achievement of the fund's objectives. Yields on short-, intermediate-, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issuer. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the fund invests to meet their obligations for the payment of interest and principal when due. The fund's investment program permits it to purchase below investment-grade securities. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default-the nonpayment of interest or principal by the issuer-than higher-quality investments. Such securities are also subject to special risks, discussed below. Although the fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the fund will achieve its investment objective.

   After purchase by the fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require a sale of such security by the fund. However, T. Rowe Price will consider such events in its determination of whether the fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

   Special Risks of High-Yield Investing The fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the fund was investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

   Fixed-income securities in which the fund may invest include, but are not limited to, those described below.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities  Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association ("Fannie Mae" or "FNMA"), Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, banker's acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

  . Commercial Paper and Commercial Notes Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

  . Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.


             When-Issued Securities and Forward Commitment Contracts

   The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. The purchase of these securities will result in a loss if their values decline prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The fund will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

   To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.


                           Mortgage-Related Securities

   Balanced Fund

   Mortgage-related securities in which the fund may invest include, but are not limited to, those described below.

  . Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the fund. This principal is returned to the fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  . U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as GNMA, FNMA, the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA,

   FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

  . Ginnie Mae Certificates Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

  . Fannie Mae Certificates Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

  . Freddie Mac Certificates Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

  . Farmer Mac Certificates Farmer Mac is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate. Similar to Fannie Mae and Freddie Mac, Farmer Mac Certificates are not supported by the full faith and credit of the U.S. government; rather, Farmer Mac may borrow from the U.S. Treasury to meet its guaranty obligations.

   As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security is the principal investment risk for a purchaser of such securities, like the fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

   Fixed-rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

   Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

   Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

  . Collateralized Mortgage Obligations ("CMOs") CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives.

   In recent years, new types of CMO tranches have evolved. These include floating-rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

   The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

  . U.S. Government Agency Multi-Class Pass-Through Securities Unlike CMOs, U.S.
   Government Agency Multi-Class Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

  . Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations, or other financial institutions. Unlike GNMA, FNMA, and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

  . Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by nongovernmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance, or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the fund's quality standards. The fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the fund's quality standards.

  . Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest only securities ("IOs") receive the interest portion of the cash flow while principal only securities ("POs") receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund.

   The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup his/her initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

   The staff of the SEC has advised the fund that it believes the fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the fund's net assets. Under the staff's position, the determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the fund's Board of Directors/Trustees. The fund's Board of Directors/Trustees has delegated to
   T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; and size of the issue and the number of dealers who make a market in the IO or PO.


                             Asset-Backed Securities

   The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

   Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.

   Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

   Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card, or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.


                            Real Estate and REIT Risk

   Primarily Real Estate Fund (but also any other fund investing in REITs) Investors in the fund may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values, risks related to local or general economic conditions, particularly lack of demand, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, heavy cash flow dependency, possible lack of availability of mortgage funds, obsolescence, losses due to natural disasters, condemnation of properties, regulatory limitations on rents and fluctuations in rental income, variations in market rental rates, and possible environmental liabilities. Real Estate Investment Trusts ("REITs") may own real estate properties (Equity REITs) and be subject to these risks directly, or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

   Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the fund invests to decline.

   Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates, which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due, which could have a negative effect on the fund.

   Some REITs have relatively small market capitalizations which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the fund invests in REITs, a shareholder will bear his proportionate share of fund expenses and indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, both Equity and Mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain exemption from the 1940 Act.

 PORTFOLIO MANAGEMENT PRACTICES
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                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers, institutional investors, or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program. The collateral, in turn, is invested in short-term securities. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the fund employs an agent to implement its securities lending program and the agent receives a fee from the fund for its services. The fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the fund bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.


                         Interfund Borrowing and Lending

   The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from and/or lend money to other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.


                              Repurchase Agreements

   The fund may enter into a repurchase agreement through which an investor (such as the fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The fund will only enter into repurchase agreements where (1) the underlying securities are of the type (excluding maturity limitations) which the fund's investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                          Reverse Repurchase Agreements

   Although the fund has no current intention of engaging in reverse repurchase agreements, the fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the fund, subject to Investment Restriction (1). (See "Investment Restrictions.")


                              Money Market Reserves

   It is expected that the fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe

   Price family of mutual funds and other clients of T. Rowe . Price. Currently, two such money market funds are in operation: T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund

   ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. . Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

   Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the fund. While neither RIF nor GRF pays an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the FDIC or any other government agency. Although the funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.

   All funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds


                                     Options

   Options are a type of potentially high-risk derivative.


                          Writing Covered Call Options

   The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income which should serve to enhance the fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

   A call option gives the holder (buyer) the right to purchase, and the writer (seller) has the obligation to sell, a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do), but capable of enhancing the fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund's loss could be significant.

   The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

   The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The fund would write put options only on a covered basis. This means that the fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price. Alternatively, the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

   The premium received by the fund for writing covered put options will be recorded as a liability of the fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of the closing bid and ask prices.


                             Purchasing Put Options

   The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund in the portfolio of investments. This asset will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

   The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the fund when purchasing a call option will be recorded as an asset of the fund in the portfolio of investments. This asset will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.


                        Dealer (Over-the-Counter) Options

   The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the counter party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds


                                     Options

   Options are a type of potentially high-risk derivative.

   The only option activity the funds currently may engage in is the purchase of S&P 500 call options for the Equity Index 500 Fund, or the purchases of call options on any indices that may be consistent with the investment programs for the Extended Equity Market Index and Total Equity Market Index Funds. Such activity is subject to the same risks described above under "Purchasing Call Options." However, the funds reserve the right to engage in other options activity.

   All funds


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

   The New Era Fund may also enter into futures contracts on commodities related to the types of companies in which it invests, such as oil and gold futures. The Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds may only enter into stock index futures which are appropriate for their investment programs to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. They will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

   Stock index futures contracts may be used to provide a hedge for a portion of the fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund's portfolio successfully, the fund must sell futures contracts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The fund will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   Regulatory Limitations
   If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors without a shareholder vote and does not limit the percentage of the fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund's open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   Financial futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require a payment by the fund ("variation margin") to restore the margin account to the amount of the initial margin.

   Subsequent payments ("mark-to-market payments") to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the fund will pay the amount of the daily change in value to the broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the broker will pay the amount of the daily change in value to the fund.

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

   For example, the S&P 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions which would operate to terminate the fund's position in the futures contracts. Final determinations of mark-to-market payments would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily mark-to-market and variation margin payments. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market or economic events. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily mark-to-market and variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.


                          Options on Futures Contracts

   The fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on futures contracts are valued daily at the last sale price on its primary exchange at the time of which the net asset value per share of the fund is computed (close of New York Stock Exchange), or in the absence of such sale, the mean of closing bid and ask prices.

   As an alternative to writing or purchasing call and put options on stock index futures, the fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the funds and the other T. Rowe Price funds in a fair and nondiscriminatory manner.


          Special Risks of Transactions in Options on Futures Contracts

   The risks described under "Special Risks of Transactions in Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument, or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


                    Additional Futures and Options Contracts

   Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the fund for foreign futures or foreign options transactions may not be provided the same protections as funds received for transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the fund's order is placed and the time it is liquidated, offset, or exercised.

   All funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The fund's use of such contracts would include, but not be limited to, the following:

   First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.


   Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for relative currency values will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the fund will be served.

   The fund may enter into forward contacts for any other purpose consistent with the fund's investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the fund may net offsetting positions.

   At the maturity of a forward contract, the fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   The fund may enter into certain options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

   Transactions considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from options, futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   Entering into certain options, futures contracts, swaps, or foreign forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.

   The Internal Revenue Service has issued a notice proposing alternative methods for the inclusion or deduction of certain payments made under swap contracts. Although not anticipated, it is possible that final rules could result in changes to the amounts recorded by the fund, potentially impacting the tax results of the fund.

 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities, except that it may enter into futures contracts and options thereon;

   (3) (a)
       Industry Concentration (All funds except Health Sciences, Financial Services, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

       (b)
       Industry Concentration (Health Sciences, Financial Services, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that (i) the Health Sciences Fund will invest more than 25% of its total assets in the health sciences industry as defined in the fund's prospectus; (ii) the Financial Services Fund will invest more than 25% of its total assets in the financial services industry as defined in the fund's prospectus; (iii) the Real Estate Fund will invest more than 25% of its total assets in the real estate industry as defined in the fund's prospectus.

   (4) Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

   All funds except Institutional Large-Cap Growth Fund

   (5) Percent Limit on Assets Invested in Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);

   All funds

   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act; or

   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3):

         . U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry.

         . Industries are determined by reference to the classifications of industries set forth in the fund's semiannual and annual reports.

         . It is the position of the staff of the SEC that foreign governments are industries for purposes of this restriction.

       For purposes of investment restriction (4), the fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


                                  Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;

   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds;

   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (7) Mortgaging Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33/1//\\/3/\\% of the fund's total assets at the time of borrowing or investment;

   (8) Oil and Gas Programs Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities; or

   (11) Warrants Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

   For Blue Chip Growth, Capital Opportunity, Developing Technologies, Diversified Small-Cap Growth, Financial Services, Global Technology, Health Sciences, Media & Telecommunications, Mid-Cap Value, Real Estate, and Value
   Funds:

   Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the fund (a "Feeder"), and one or more other funds with the same investment objective and program as the fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the fund. The fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The officers and directors of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years.

   The fund is governed by a Board of Directors that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The majority of Board members are independent of T. Rowe Price and T. Rowe Price International. The directors who are also employees or officers of T. Rowe Price are referred to as inside or interested directors. Each Board currently has three committees, described in the following paragraphs.

   The Committee of Independent Directors, which consists of all of the independent directors of the funds, is responsible for selecting candidates for election as independent directors to fill vacancies on each fund's Board.
   F. Pierce Linaweaver is chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. The committee held no formal meetings during the last fiscal year.

   The Joint Audit Committee is comprised of David K. Fagin, F. Pierce Linaweaver, John G. Schreiber, and Paul M. Wythes, all independent directors. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the T. Rowe Price funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting or other questions relating to particular areas of the
   T. Rowe Price funds' operations or the operations of parties dealing with the
   T. Rowe Price funds, as circumstances indicate. The Audit Committee for the funds met three times in 2001. All members of the committee participated in the meetings.

   The fund's Executive Committee, consisting of the fund's interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

   All funds


                             Independent Directors*

                                                                                     Number of
                                      Term of Office(a)                              Portfolios
                                      and Length of Time                              in Fund
                        Position(s)         Served        Principal Occupation(s)     Complex      Other Directorships of
  Name, Address, and     Held with                         During Past 5 Years(b)   Overseen by       Public Companies
    Date of Birth           Fund                                                      Director
---------------------------------------------------------------------------------------------------------------------------
 Calvin W. Burnett,     Director      Director since      President, Coppin              97       Provident Bank of
 Ph.D.                                later of            State College                           Maryland
 100 East Pratt Street                2001
 Baltimore, MD 21202                   or
 3/16/32                              inception of
                                      fund(c)
---------------------------------------------------------------------------------------------------------------------------
 Anthony W. Deering     Director      Director since      Director, Chairman             97       The Rouse Company
 100 East Pratt Street                later of            of the Board,
 Baltimore, MD 21202                  2001                President, and Chief
 1/28/45                               or                 Executive Officer,
                                      inception of        The Rouse
                                      fund(c)             Company, real estate
                                                          developers
---------------------------------------------------------------------------------------------------------------------------
 Donald W. Dick, Jr.    Director      Director since      Principal,                     97       None
 100 East Pratt Street                later of            EuroCapital
 Baltimore, MD 21202                  1982                Advisors, LLC, an
 1/27/43                               or                 acquisition and
                                      inception of        management
                                      fund(c)             advisory firm
---------------------------------------------------------------------------------------------------------------------------
 David K. Fagin         Director      Director since      Director, Dayton               97       Dayton Mining
 100 East Pratt Street                later of            Mining Corporation                      Corporation, Golden
 Baltimore, MD 21202                  1988                (6/98 to present),                      Star Resources Ltd.,
 4/9/38                                or                 Golden Star                             and Canyon
                                      inception of        Resources Ltd., and                     Resources, Corp.
                                      fund(c)             Canyon Resources,
                                                          Corp. (5/00 to
                                                          present); Chairman
                                                          and President, Nye
                                                          Corporation
---------------------------------------------------------------------------------------------------------------------------
 F. Pierce Linaweaver   Director      Director since      President, F. Pierce           97       None
 100 East Pratt Street                later of            Linaweaver &
 Baltimore, MD 21202                  2001                Associates, Inc.,
 8/22/34                               or                 consulting
                                      inception of        environmental &
                                      fund(c)             civil engineers
---------------------------------------------------------------------------------------------------------------------------
 Hanne M. Merriman      Director      Director since      Retail Business                97       Ann Taylor Stores
 100 East Pratt Street                later of            Consultant                              Corporation,
 Baltimore, MD 21202                  1994                                                        Ameren Corp.,
 11/16/41                              or                                                         Finlay Enterprises,
                                      inception of                                                Inc., The Rouse
                                      fund(c)                                                     Company, and US
                                                                                                  Airways Group, Inc.
---------------------------------------------------------------------------------------------------------------------------
 John G. Schreiber      Director      Director since      Owner/President,               97       AMLI Residential
 100 East Pratt Street                later of            Centaur Capital                         Properties Trust,
 Baltimore, MD 21202                  2001                Partners, Inc., a real                  Host Marriott
 10/21/46                              or                 estate investment                       Corporation, and
                                      inception of        company; Senior                         The Rouse Company,
                                      fund(c)             Advisor and Partner,                    real estate developers
                                                          Blackstone Real
                                                          Estate Advisors, L.P.
---------------------------------------------------------------------------------------------------------------------------
 Hubert D. Vos          Director      Director since      Owner/President,               97       None
 100 East Pratt Street                later of            Stonington Capital
 Baltimore, MD 21202                  1986                Corporation, a
 8/2/33                                or                 private investment
                                      inception of        company
                                      fund(c)
---------------------------------------------------------------------------------------------------------------------------
 Paul M. Wythes         Director      Director since      Founding Partner of            97        Teltone Corporation
 100 East Pratt Street                later of            Sutter Hill Ventures,
 Baltimore, MD 21202                  1982                a venture capital
 6/23/33                               or                 limited partnership,
                                      inception of        providing equity
                                      fund(c)             capital to young
                                                          high technology
                                                          companies
                                                          throughout the
                                                          United States
---------------------------------------------------------------------------------------------------------------------------

 * All information about the directors was current as of December 31, 2001.

 (a) Each director serves until election of a successor.

 (b) Unless otherwise indicated, the Independent Directors have been engaged in their respective principal occupations for at least five years.

 (c) See fund inception dates in the chart below.

                 Fund Inception Dates
Fund                                      Inception Date
----                                      --------------
Balanced                                     12/31/39
Blue Chip Growth                             06/30/93
Blue Chip Growth Fund-Advisor Class          03/31/00
Capital Appreciation                         06/30/86
Capital Opportunity                          11/30/94
Developing Technologies                      08/31/00
Diversified Small-Cap Growth                 06/30/97
Dividend Growth                              12/30/92
Equity Income                                10/31/85
Equity Income Fund-Advisor Class             03/31/00
Equity Index 500                             03/30/90
Extended Equity Market Index                 01/30/98
Financial Services                           09/30/96
Global Technology                            09/29/00
Growth & Income                              12/21/82
Growth Stock                                 04/11/50
Growth Stock Fund-Advisor Class              12/31/01
Health Sciences                              12/29/95
Institutional Large-Cap Growth               10/31/01
Institutional Large-Cap Value                03/31/00
Institutional Mid-Cap Equity Growth          07/31/96
Institutional Small-Cap Stock                03/31/00
Media & Telecommunications                   10/13/93
Mid-Cap Growth                               06/30/92
Mid-Cap Growth Fund-Advisor Class            03/31/00
Mid-Cap Value                                06/28/96
New America Growth                           09/30/85
New Era                                      01/20/69
New Horizons                                 06/03/60
Real Estate                                  10/31/97
Science & Technology                         09/30/87
Science & Technology Fund-Advisor Class      03/31/00
Small-Cap Stock                              06/01/56
Small-Cap Stock Fund-Advisor Class           03/31/00
Small-Cap Value                              06/30/88
Small-Cap Value Fund-Advisor Class           03/31/00
Total Equity Market Index                    01/30/98
Value                                        09/30/94
Value Fund-Advisor Class                     03/31/00
---------------------------------------------------------

                                Inside Directors*

                                   Term of                                Number of    O
                                   Office(                                Portfolios   ther
                                   a                                      in Fund      Director
                     Position(s)   )            Principal Occupation(s)   Complex      ships of
Name, Address, and   Held with     and Length   During Past 5 Years       Overseen     Public
Date of Birth        Fund          of Time      (b)                       by Director  Companies
                                   Served
--------------------------------------------------------------------------------------------------



 James A. C. Kennedy     Director   Director since    Managing Director and     32     None
 100 East Pratt Street              later of 1992     Director, T. Rowe
 Baltimore, MD 21202                or inception of   Price Associates,
 8/15/53                            fund(c)           Inc. and T. Rowe
                                                      Price Group, Inc.

                                                      Vice President,
                                                      Balanced
                                                      Fund, Institutional
                                                      Equity
                                                      Funds, Mid-Cap Value
                                                      Fund,
                                                      New Era Fund, and
                                                      Small-Cap
                                                      Stock Fund
-----------------------------------------------------------------------------------------------


 John H. Laporte        Director   Director since    Managing Director, T. Rowe          15     None
 100 East Pratt Street             later of          Price Associates, Inc.;
 Baltimore, MD 21202               1985              Managing Director and
 7/26/45                                             Director, T. Rowe Price Group,
                                   or inception
                                   of fund(          Inc.
                                   c                 President, New Horizons
                                   )                 Fund; Vice President,
                                                     Diversified Small-Cap Growth
                                                     Fund, Health Sciences Fund,
                                                     and New America Growth
                                                     Fund
---------------------------------------------------------------------------------------------------------

 James S. Riepe         Director   Director since    Vice Chairman of the Board,          97     None
 100 East Pratt Street             later of          Director and Managing
 Baltimore, MD 21202               1982              Director, T. Rowe Price
 6/25/43                                             Associates, Inc.
                                   or inception      and T. Rowe
                                   of fund(          Price Group, Inc.; Chairman
                                   c                 of the Board and Director,
                                   )                 T. Rowe Price Investment
                                                     Services, Inc., T. Rowe Price
                                                     Retirement Plan Services, Inc.,
                                                     and T. Rowe Price Services,
                                                     Inc.; Chairman of the Board,
                                                     Director, President, and Trust
                                                     Officer, T. Rowe Price Trust
                                                     Company; Director, T. Rowe
                                                     Price International, Inc.,
                                                     T. Rowe Price Global Asset
                                                     Management Limited, and
                                                     T. Rowe Price Global

                                                     Investment Services Limited
                                                     Chairman of the Board,
                                                     Institutional Equity Funds;
                                                     Vice President, all funds
----------------------------------------------------------------------------------------------------------


 M. David Testa         Director   Director since    Vice Chairman of the Board,          97     None
 100 East Pratt Street             later of          Chief Investment Officer,
 Baltimore, MD 21202               1991              Director, and Managing
 4/22/44                                             Director, T. Rowe Price Group,
                                   or inception      Inc.; Chief Investment Officer,
                                   of fund(          Director, and Managing
                                   c                 Director, T. Rowe Price
                                   )                 Associates, Inc.
                                                     ; Chairman,
                                                     T. Rowe Price Global Asset
                                                     Management Limited; Vice
                                                     President and Director,
                                                     T. Rowe Price Trust Company;
                                                     Director, T. Rowe Price Global
                                                     Investment Services Limited
                                                     and T. Rowe Price

                                                     International, Inc.
                                                     President, Institutional Equity
                                                     Funds; Vice President,
                                                     Balanced Fund and Capital
                                                     Appreciation Fund
----------------------------------------------------------------------------------------------------------


 * All information about the directors was current as of December 31, 2001.

 (a) Each director serves until election of a successor.

 (b) Unless otherwise indicated, the Independent Directors have been engaged in their respective principal occupations for at least five years.

 (c) See fund inception dates in the chart above.

                                  Officers/(a)/

Name, Date of Birth, Address, and
Principal Occupations                       Position(s) Held With Fund
-------------------------------------------------------------------------------
Marcy L. Arnold, 8/5/59                     Vice President, Institutional
Vice President, T. Rowe Price Associates,   Equity Funds, Mid-Cap Value Fund,
Inc. and T. Rowe Price Group, Inc.          New Era Fund, and Small-Cap Stock
                                            Fund
-------------------------------------------------------------------------------
Preston G. Athey, 7/17/49                   President, Small-Cap Value Fund;
Managing Director, T. Rowe Price            Vice President, Institutional
Associates, Inc. and T. Rowe Price Group,   Equity Funds, Mid-Cap Value Fund,
Inc.; Vice President, T. Rowe Price Trust   and Small-Cap Stock Fund
Company
-------------------------------------------------------------------------------
Eugene F. Bair, 12/11/69                    Vice President, Index Trust

-------------------------------------------------------------------------------
Carol G. Bartha, 1/4/42                     Assistant Vice President, Growth
                                            Stock Fund
-------------------------------------------------------------------------------
Marc L. Baylin, 11/17/67                    President, New America Growth Fund;
Vice President, T. Rowe Price Associates,   Vice President, Institutional
Inc. and T. Rowe Price Group, Inc.          Equity Funds, Mid-Cap Growth Fund,
                                            and New Horizons Fund
-------------------------------------------------------------------------------
Brian W.H. Berghuis, 10/12/58               President, Mid-Cap Growth Fund;
Managing Director, T. Rowe Price            Executive Vice President,
Associates, Inc. and T. Rowe Price Group,   Institutional Equity Funds; Vice
Inc.                                        President, Blue Chip Growth Fund,
                                            Growth Stock Fund, New America
                                            Growth Fund, and New Horizons Fund
-------------------------------------------------------------------------------
Stephen W. Boesel, 12/28/44                 President, Capital Appreciation
Managing Director, T. Rowe Price            Fund; Vice President, Balanced
Associates, Inc. and T. Rowe Price Group,   Fund, Equity Income Fund, Financial
Inc.; Vice President, T. Rowe Price Trust   Services Fund, Growth & Income
Company                                     Fund, Institutional Equity Funds,
                                            Real Estate Fund, and Value Fund
-------------------------------------------------------------------------------
Andrew M. Brooks, 2/16/56                   Vice President, Equity Income Fund
Vice President, T. Rowe Price Associates,   and Value Fund
Inc. and T. Rowe Price Group, Inc.
-------------------------------------------------------------------------------
Brace C. Brooks, 1/10/67                    Vice President, Mid-Cap Value Fund

-------------------------------------------------------------------------------
Joseph A. Carrier, 12/30/60                 Treasurer, all funds
Vice President, T. Rowe Price Associates,
Inc., T. Rowe Price Group, Inc., and T.
Rowe Price Investment Services, Inc.
-------------------------------------------------------------------------------
Arthur B. Cecil III, 9/15/42                Vice President, Capital
Vice President, T. Rowe Price Associates,   Appreciation Fund, Dividend Growth
Inc. and T. Rowe Price Group, Inc.          Fund, Equity Income Fund, and
                                            Growth & Income Fund
-------------------------------------------------------------------------------
Kara Cheseby, 10/9/63                       Vice President, Institutional
Vice President, T. Rowe Price Associates,   Equity Funds, Mid-Cap Value Fund,
Inc. and T. Rowe Price Group, Inc.          and Value Fund
-------------------------------------------------------------------------------
Stephanie C. Clancy, 12/19/64               Vice President, Capital
Vice President, T. Rowe Price Associates,   Appreciation Fund, Dividend Growth
Inc. and T. Rowe Price Group, Inc.          Fund, Global Technology Fund, and
                                            Institutional Equity Funds
-------------------------------------------------------------------------------
                                            Vice President, Developing
Giri Devulapally, 11/18/67                  Technologies Fund, Dividend Growth
Vice President, T. Rowe Price Associates,   Fund, Equity Income Fund, Global
Inc. and T. Rowe Price Group, Inc.          Technology Fund, Growth & Income
                                            Fund, Media & Telecommunications
                                            Fund, New America Growth Fund, and
                                            Science & Technology Fund
-------------------------------------------------------------------------------
Wendy R. Diffenbaugh, 10/2/53               Vice President, Balanced Fund and
Assistant Vice President, T. Rowe Price     Index Trust
Associates, Inc.
-------------------------------------------------------------------------------
Anna M. Dopkin, 9/5/67                      President, Financial Services Fund;
Vice President, T. Rowe Price Associates,   Vice President, Growth Stock Fund,
Inc. and T. Rowe Price Group, Inc.          Institutional Equity Funds, Mid-Cap
                                            Growth Fund, New Horizons Fund, and
                                            Real Estate Fund
-------------------------------------------------------------------------------
Donald J. Easley, 11/28/71                  Vice President, Blue Chip Growth
                                            Fund, Dividend Growth Fund, and
                                            Science & Technology Fund
-------------------------------------------------------------------------------
Hugh M. Evans III, 5/17/66                  Vice President, Institutional
Vice President, T. Rowe Price Associates,   Equity Funds, New Era Fund,
Inc. and T. Rowe Price Group, Inc.          Small-Cap Stock Fund, and Small-Cap
                                            Value Fund
-------------------------------------------------------------------------------
John R. Ford, 11/25/57                      Vice President, Growth Stock Fund
Managing Director, T. Rowe Price
Associates, Inc. and T. Rowe Price Group,
Inc.; Chief Investment Officer, Director,
and Vice President, T. Rowe Price
International, Inc.
-------------------------------------------------------------------------------
Abigail J. Fulton, 12/19/69                 Vice President, Financial Services
Vice President, T. Rowe Price Group, Inc.   Fund
-------------------------------------------------------------------------------
                                            President, Global Technology Fund
Robert N. Gensler, 10/18/57                 and Media & Telecommunications
Vice President, T. Rowe Price Associates,   Fund; Vice President, Blue Chip
Inc. and T. Rowe Price Group, Inc.          Growth Fund, Developing
                                            Technologies Fund, Growth Stock
                                            Fund, Institutional Equity Funds,
                                            Mid-Cap Growth Fund, New Horizons
                                            Fund, and Science & Technology Fund
-------------------------------------------------------------------------------
                                            Vice President, Blue Chip Growth
Eric M. Gerster, 3/23/71                    Fund, Developing Technologies Fund,
Vice President, T. Rowe Price Associates,   Global Technology Fund, Growth
Inc. and T. Rowe Price Group, Inc.          Stock Fund, Media &
                                            Telecommunications Fund, Mid-Cap
                                            Growth Fund, New America Growth
                                            Fund, New Horizons Fund, and
                                            Science & Technology Fund
-------------------------------------------------------------------------------
David R. Giroux, 6/8/75                     Vice President, Mid-Cap Value Fund
Assistant Vice President, T. Rowe Price     and Value Fund
Associates, Inc.
-------------------------------------------------------------------------------
Jill L. Hauser, 6/23/58                     Vice President, Blue Chip Growth
Vice President, T. Rowe Price Associates,   Fund, Developing Technologies Fund,
Inc. and T. Rowe Price Group, Inc.          Global Technology Fund, Growth
                                            Stock Fund, New Horizons Fund, and
                                            Science & Technology Fund
-------------------------------------------------------------------------------
Francies W. Hawks, 2/2/44                   Assistant Vice President, New
Assistant Vice President, T. Rowe Price     Horizons Fund and Small-Cap Value
Associates, Inc.                            Fund
-------------------------------------------------------------------------------
Ann M. Holcomb, 1/16/72                     Vice President, Index Trust
Assistant Vice President, T. Rowe Price
Associates, Inc.
-------------------------------------------------------------------------------
Michael W. Holton, 9/25/68                  Vice President, Capital Opportunity
Vice President, T. Rowe Price Associates,   Fund, Dividend Growth Fund,
Inc. and T. Rowe Price Group, Inc.          Financial Services Fund, Growth &
                                            Income Fund, Institutional Equity
                                            Funds, and Value Fund
-------------------------------------------------------------------------------
Henry H. Hopkins, 12/23/42                  Vice President, all funds
Managing Director, T. Rowe Price
Associates, Inc.; Director and Managing
Director, T. Rowe Price Group, Inc.; Vice
President, T. Rowe Price International,
Inc. and T. Rowe Price Retirement Plan
Services, Inc.; Vice President and
Director, T. Rowe Price Investment
Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company
-------------------------------------------------------------------------------
Thomas J. Huber, 9/23/66                    President, Dividend Growth Fund;
Vice President, T. Rowe Price Associates,   Vice President, Institutional
Inc. and T. Rowe Price Group, Inc.          Equity Funds
-------------------------------------------------------------------------------
Stephen C. Jansen, 12/12/68                 Vice President, Blue Chip Growth
Vice President, T. Rowe Price Associates,   Fund, Dividend Growth Fund, Global
Inc. and T. Rowe Price Group, Inc.          Technology Fund, Growth & Income
                                            Fund, Growth Stock Fund, and Media
                                            & Telecommunications Fund
-------------------------------------------------------------------------------
                                            President, Health Sciences Fund;
Kris H. Jenner, 2/5/62                      Vice President, Blue Chip Growth
Vice President, T. Rowe Price Associates,   Fund, Growth Stock Fund,
Inc. and T. Rowe Price Group, Inc.          Institutional Equity Funds, Mid-Cap
                                            Growth Fund, New Horizons Fund, and
                                            Small-Cap Stock Fund
-------------------------------------------------------------------------------
Lewis Johnson, 9/20/69                      Vice President, New Era Fund

-------------------------------------------------------------------------------
Terral M. Jordan, 8/13/45                   Vice President, Developing
Vice President, T. Rowe Price Associates,   Technologies Fund and Science &
Inc. and T. Rowe Price Group, Inc.          Technology Fund
-------------------------------------------------------------------------------
Susan J. Klein, 4/18/50                     Vice President, Financial Services
Assistant Vice President, T. Rowe Price     Fund and Small-Cap Value Fund
Associates, Inc.
-------------------------------------------------------------------------------
J. Jeffrey Lang, 1/10/62                    Vice President, all funds
Vice President, T. Rowe Price Associates,
Inc. and T. Rowe Price Trust Company
-------------------------------------------------------------------------------
David M. Lee, 11/13/62                      President, Real Estate Fund; Vice
Vice President, T. Rowe Price Associates,   President, Dividend Growth Fund and
Inc. and T. Rowe Price Group, Inc.          New Era Fund
-------------------------------------------------------------------------------
Christopher R. Leonard, 1/11/73             Vice President, Blue Chip Growth
                                            Fund and Health Sciences Fund
-------------------------------------------------------------------------------
Nathaniel S. Levy, 7/13/62                  Vice President, Balanced Fund
Vice President, T. Rowe Price Associates,
Inc. and T. Rowe Price Group, Inc.
-------------------------------------------------------------------------------
John D. Linehan, 1/21/65                    Vice President, Equity Income Fund,
Vice President, T. Rowe Price Associates,   Institutional Equity Funds, New Era
Inc., T. Rowe Price Group, Inc., and T.     Fund, and Value Fund
Rowe Price International, Inc.
-------------------------------------------------------------------------------
Patricia B. Lippert, 1/12/53                Secretary, all funds
Assistant Vice President, T. Rowe Price
Associates, Inc. and T. Rowe Price
Investment Services, Inc.
-------------------------------------------------------------------------------
Robert J. Marcotte, 3/6/62                  Vice President, Institutional
Vice President, T. Rowe Price Associates,   Equity Funds, Mid-Cap Growth Fund,
Inc. and T. Rowe Price Group, Inc.          and New America Growth Fund
-------------------------------------------------------------------------------
Gregory A. McCrickard, 10/19/58             President, Mid-Cap Value Fund and
Managing Director, T. Rowe Price            Small-Cap Stock Fund; Executive
Associates, Inc. and T. Rowe Price Group,   Vice President, Institutional
Inc.; Vice President, T. Rowe Price Trust   Equity Funds; Vice President,
Company                                     Small-Cap Value Fund
-------------------------------------------------------------------------------
David S. Middleton, 1/18/56                 Controller, all funds
Vice President, T. Rowe Price Associates,
Inc., T. Rowe Price Group, Inc., and T.
Rowe Price Trust Company
-------------------------------------------------------------------------------
                                            Vice President, Institutional
Joseph M. Milano, 9/14/72                   Equity Funds, Mid-Cap Growth Fund,
Vice President, T. Rowe Price Associates,   Mid-Cap Value Fund, New America
Inc. and T. Rowe Price Group, Inc.          Growth Fund, New Horizons Fund,
                                            Small-Cap Stock Fund, and Small-Cap
                                            Value Fund
-------------------------------------------------------------------------------
Raymond A. Mills, 12/3/60                   Vice President, Balanced Fund and
Vice President, T. Rowe Price Associates,   Index Trust
Inc. and T. Rowe Price Group, Inc.
-------------------------------------------------------------------------------
Mary C. Munoz, 12/2/62                      Vice President, Index Trust
Assistant Vice President, T. Rowe Price
Associates, Inc.
-------------------------------------------------------------------------------
Edmund M. Notzon III, 10/1/45               Vice President, Balanced Fund
Managing Director, T. Rowe Price
Associates, Inc. and T. Rowe Price Group,
Inc.; Vice President, T. Rowe Price
Investment Services, Inc. and T. Rowe
Price Trust Company
-------------------------------------------------------------------------------
Charles M. Ober, 4/20/50                    President, New Era Fund; Vice
Vice President, T. Rowe Price Associates,   President, Capital Appreciation
Inc. and T. Rowe Price Group, Inc.          Fund and Real Estate Fund
-------------------------------------------------------------------------------
Curt J. Organt, 1/5/68                      Vice President, Small-Cap Stock
                                            Fund
-------------------------------------------------------------------------------
Charles G. Pepin, 4/23/66                   Vice President, Health Sciences
 Vice President, T. Rowe Price              Fund, Institutional Equity Funds,
Associates, Inc. and T. Rowe Price Group,   Mid-Cap Value Fund, New Horizons
Inc.                                        Fund, Small-Cap Stock Fund, and
                                            Small-Cap Value Fund
-------------------------------------------------------------------------------
Donald J. Peters, 7/3/59                    Vice President, Diversified
Vice President, T. Rowe Price Associates,   Small-Cap Growth Fund and Dividend
Inc. and T. Rowe Price Group, Inc.          Growth Fund
-------------------------------------------------------------------------------
D. James Prey III, 11/26/59                 Vice President, Global Technology
Vice President, T. Rowe Price Associates,   Fund, Media & Telecommunications
Inc. and T. Rowe Price Group, Inc.          Fund, and Science & Technology Fund
-------------------------------------------------------------------------------
Larry J. Puglia, 8/25/60                    President, Blue Chip Growth Fund;
Managing Director, T. Rowe Price            Vice President, Dividend Growth
Associates, Inc. and T. Rowe Price Group,   Fund, Financial Services Fund, and
Inc.                                        Growth Stock Fund
-------------------------------------------------------------------------------
Karen M. Regan, 4/16/67                     Vice President, Growth & Income
                                            Fund and Real Estate Fund
-------------------------------------------------------------------------------
Brian C. Rogers, 6/27/55                    President, Equity Income Fund and
Managing Director, T. Rowe Price;           Value Fund; Executive Vice
Director and Managing Director, T. Rowe     President, Institutional Equity
Price Group, Inc.; Vice President, T.       Funds; Vice President, Capital
Rowe Price Trust Company                    Appreciation Fund and Real Estate
                                            Fund
-------------------------------------------------------------------------------
Philip W. Ruedi, 7/2/71                     Vice President, New Horizons Fund
Vice President, T. Rowe Price Associates,
Inc. and T. Rowe Price Group, Inc.
-------------------------------------------------------------------------------
Robert W. Sharps, 6/10/71                   President, Growth & Income Fund,
Vice President, T. Rowe Price Associates,   Growth & Income Fund; Vice
Inc. and T. Rowe Price Group, Inc.          President, Blue Chip Growth Fund,
                                            Financial Services Fund, and
                                            Institutional Equity Funds
-------------------------------------------------------------------------------
Robert W. Smith, 4/11/61                    President, Growth Stock Fund;
Managing Director, T. Rowe Price and T.     Executive Vice President,
Rowe Price Group, Inc.; Vice President,     Institutional Equity Funds; Vice
T. Rowe Price International, Inc.           President, Blue Chip Growth Fund,
                                            Growth & Income Fund, Media &
                                            Telecommunications Fund, and New
                                            America Growth Fund
-------------------------------------------------------------------------------
Michael F. Sola, 7/21/69                    President, Developing Technologies
Vice President, T. Rowe Price and T. Rowe   Fund and Science & Technology Fund;
Price Group, Inc.                           Vice President, Institutional
                                            Equity Funds, Mid-Cap Growth Fund,
                                            New Horizons Fund, and Small-Cap
                                            Stock Fund
-------------------------------------------------------------------------------
William J. Stromberg, 3/10/60               President, Capital Opportunity
Managing Director, T. Rowe Price and T.     Fund; Vice President, Blue Chip
Rowe Price Group, Inc.                      Growth Fund, Dividend Growth Fund,
                                            Equity Income Fund, Financial
                                            Services Fund, and Real Estate Fund
-------------------------------------------------------------------------------
Dean Tenerelli, 12/7/64                     Vice President, Media &
Vice President, T. Rowe Price Group, Inc.   Telecommunications Fund
and T. Rowe Price International, Inc.
-------------------------------------------------------------------------------
Justin Thomson, 1/14/68                     Vice President, Developing
Vice President, T. Rowe Price Group, Inc.   Technologies Fund
-------------------------------------------------------------------------------
Mark J. Vaselkiv, 7/22/58                   Vice President, Balanced Fund
Managing Director, T. Rowe Price
Associates, Inc. and T. Rowe Price Group,
Inc.
-------------------------------------------------------------------------------
J. David Wagner, 2/25/74                    Vice President, Financial Services
                                            Fund, Mid-Cap Value Fund, and New
                                            Horizons Fund
-------------------------------------------------------------------------------
John F. Wakeman, 11/25/62                   Executive Vice President, Mid-Cap
Vice President, T. Rowe Price and T. Rowe   Growth Fund; Vice President,
Price Group, Inc.                           Institutional Equity Funds and New
                                            Horizons Fund
-------------------------------------------------------------------------------
                                            Executive Vice President, Mid-Cap
                                            Value Fund and New Era Fund; Vice
David J. Wallack, 7/2/60                    President, Capital Appreciation
Vice President, T. Rowe Price Associates,   Fund, Dividend Growth Fund,
Inc. and T. Rowe Price Group, Inc.          Institutional Equity Funds,
                                            Small-Cap Value Fund, and Value
                                            Fund
-------------------------------------------------------------------------------
Dale E. West, 1/21/69                       Vice President, Media &
Vice President, T. Rowe Price Group, Inc.   Telecommunications Fund
and T. Rowe Price International, Inc.
-------------------------------------------------------------------------------
Richard T. Whitney, 5/7/58                  President, Balanced Fund,
Managing Director, T. Rowe Price and T.     Diversified Small-Cap Growth Fund,
Rowe Price Group, Inc.; Vice President,     and Index Trust; Vice President,
T. Rowe Price Trust Company and             Capital Opportunity Fund,
T. Rowe Price International, Inc.           Institutional Equity Funds, and
                                            Small-Cap Stock Fund
-------------------------------------------------------------------------------
Paul W. Wojcik, 11/28/70                    Executive Vice President,
Vice President, T. Rowe Price Associates,   Diversified Small-Cap Growth Fund
Inc. and T. Rowe Price Group, Inc.
-------------------------------------------------------------------------------
R. Candler Young, 9/28/71                   Vice President, Growth & Income
Assistant Vice President, T. Rowe Price     Fund, Mid-Cap Growth Fund, and New
Associates, Inc.                            America Growth Fund
-------------------------------------------------------------------------------

(a)
  Unless otherwise indicated, the officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


                           Director Compensation Table

   The fund does not pay pension or retirement benefits to its officers or directors. Also, any director of the fund who is an officer or employee of T. Rowe Price or T. Rowe Price International does not receive any remuneration from the fund.

Name of Person,                   Aggregate Compensation From                   Total Compensation From Fund and
Position                          Fund(a)                                       Fund Complex Paid to Directors(b)
--------------------------------  --------------------------------------------  ---------------------------------
-------------------------------------------------------------------------------------------------------------------
Balanced Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                262                           $110,000
Anthony W. Deering/c/                                                      262                            110,000
Donald W. Dick, Jr.                                                 1,803                              110,000
David K. Fagin                                                      2,553                              112,000
F. Pierce Linaweaver/c/                                                    311                            113,000
Hannes M. Merriman                                                       2,521                            110,000
John G. Schreiber/c/                                                       311                            113,000
Hubert D. Vos                                                       2,594                              111,000
Paul M. Wythes                                                      1,742                              113,000
-------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                715                           $110,000
Anthony W. Deering/c/                                                      715                            110,000
Donald W. Dick, Jr.                                                 3,973                              110,000
David K. Fagin                                                      7,057                              112,000
F. Pierce Linaweaver/c/                                                    911                            113,000
Hannes M. Merriman                                                       6,925                            110,000
John G. Schreiber/c/                                                       911                            113,000
Hubert D. Vos                                                       7,186                              111,000
Paul M. Wythes                                                      4,324                              113,000
-------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                223                           $110,000
Anthony W. Deering/c/                                                      223                            110,000
Donald W. Dick, Jr.                                                 1,499                              110,000
David K. Fagin                                                      1,974                              112,000
F. Pierce Linaweaver/c/                                                    263                            113,000
Hannes M. Merriman                                                       1,947                            110,000
John G. Schreiber/c/                                                       263                            113,000
Hubert D. Vos                                                       1,986                              111,000
Paul M. Wythes                                                      1,558                              113,000
-------------------------------------------------------------------------------------------------------------------
Capital Opportunity Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                100                           $110,000
Anthony W. Deering/c/                                                      100                            110,000
Donald W. Dick, Jr.                                                   863                              110,000
David K. Fagin                                                        998                              112,000
F. Pierce Linaweaver/c/                                                    102                            113,000
Hannes M. Merriman                                                         997                            110,000
John G. Schreiber/c/                                                       102                            113,000
Hubert D. Vos                                                       1,000                              111,000
Paul M. Wythes                                                        867                              113,000
-------------------------------------------------------------------------------------------------------------------
Developing Technologies Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                 95                           $110,000
Anthony W. Deering/c/                                                       95                            110,000
Donald W. Dick, Jr.                                                   932                              110,000
David K. Fagin                                                        940                              112,000
F. Pierce Linaweaver/c/                                                     96                            113,000
Hannes M. Merriman                                                         940                            110,000
John G. Schreiber/c/                                                        96                            113,000
Hubert D. Vos                                                         940                              111,000
Paul M. Wythes                                                        933                              113,000
-------------------------------------------------------------------------------------------------------------------
Diversified Small-Cap Growth Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                 99                           $110,000
Anthony W. Deering/c/                                                       99                            110,000
Donald W. Dick, Jr.                                                   958                              110,000
David K. Fagin                                                        987                              112,000
F. Pierce Linaweaver/c/                                                    101                            113,000
Hannes M. Merriman                                                         986                            110,000
John G. Schreiber/c/                                                       101                            113,000
Hubert D. Vos                                                         987                              111,000
Paul M. Wythes                                                        961                              113,000
-------------------------------------------------------------------------------------------------------------------
Dividend Growth Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                158                           $110,000
Anthony W. Deering/c/                                                      158                            110,000
Donald W. Dick, Jr.                                                 1,263                              110,000
David K. Fagin                                                      1,553                              112,000
F. Pierce Linaweaver/c/                                                    178                            113,000
Hannes M. Merriman                                                       1,541                            110,000
John G. Schreiber/c/                                                       178                            113,000
Hubert D. Vos                                                       1,566                              111,000
Paul M. Wythes                                                      1,299                              113,000
-------------------------------------------------------------------------------------------------------------------
Equity Income Fund
Calvin W. Burnett, Ph.D./c/                                                833                           $110,000
Anthony W. Deering/c/                                                      833                            110,000
Donald W. Dick, Jr.                                                 5,351                              110,000
David K. Fagin                                                      8,666                              112,000
F. Pierce Linaweaver/c/                                                    931                            113,000
Hannes M. Merriman                                                       8,601                            110,000
John G. Schreiber/c/                                                       931                            113,000
Hubert D. Vos                                                       8,921                              111,000
Paul M. Wythes                                                      5,682                              113,000
-------------------------------------------------------------------------------------------------------------------
Equity Index 500 Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                416                           $110,000
Anthony W. Deering/c/                                                      416                            110,000
Donald W. Dick, Jr.                                                 2,656                              110,000
David K. Fagin                                                      4,128                              112,000
F. Pierce Linaweaver/c/                                                    485                            113,000
Hannes M. Merriman                                                       4,082                            110,000
John G. Schreiber/c/                                                       485                            113,000
Hubert D. Vos                                                       4,215                              111,000
Paul M. Wythes                                                      2,813                              113,000
-------------------------------------------------------------------------------------------------------------------
Extended Equity Market Index Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                 99                           $110,000
Anthony W. Deering/c/                                                       99                            110,000
Donald W. Dick, Jr.                                                   959                              110,000
David K. Fagin                                                        991                              112,000
F. Pierce Linaweaver/c/                                                    101                            113,000
Hannes M. Merriman                                                         989                            110,000
John G. Schreiber/c/                                                       101                            113,000
Hubert D. Vos                                                         992                              111,000
Paul M. Wythes                                                        963                              113,000
-------------------------------------------------------------------------------------------------------------------
Financial Services Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                121                           $110,000
Anthony W. Deering/c/                                                      121                            110,000
Donald W. Dick, Jr.                                                 1,074                              110,000
David K. Fagin                                                      1,202                              112,000
F. Pierce Linaweaver/c/                                                    127                            113,000
Hannes M. Merriman                                                       1,198                            110,000
John G. Schreiber/c/                                                       127                            113,000
Hubert D. Vos                                                       1,210                              111,000
Paul M. Wythes                                                      1,087                              113,000
-------------------------------------------------------------------------------------------------------------------
Global Technology Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                100                           $110,000
Anthony W. Deering/c/                                                      100                            110,000
Donald W. Dick, Jr.                                                 1,530                              110,000
David K. Fagin                                                      1,043                              112,000
F. Pierce Linaweaver/c/                                                    148                            113,000
Hannes M. Merriman                                                       1,011                            110,000
John G. Schreiber/c/                                                       148                            113,000
Hubert D. Vos                                                       1,030                              111,000
Paul M. Wythes                                                      1,581                              113,000
-------------------------------------------------------------------------------------------------------------------
Growth & Income Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                317                           $110,000
Anthony W. Deering/c/                                                      317                            110,000
Donald W. Dick, Jr.                                                 2,179                              110,000
David K. Fagin                                                      3,259                              112,000
F. Pierce Linaweaver/c/                                                    367                            113,000
Hannes M. Merriman                                                       3,225                            110,000
John G. Schreiber/c/                                                       367                            113,000
Hubert D. Vos                                                       3,329                              111,000
Paul M. Wythes                                                      2,299                              113,000
-------------------------------------------------------------------------------------------------------------------
Growth Stock Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                528                           $110,000
Anthony W. Deering/c/                                                      528                            110,000
Donald W. Dick, Jr.                                                 3,245                              110,000
David K. Fagin                                                      5,230                              112,000
F. Pierce Linaweaver/c/                                                    643                            113,000
Hannes M. Merriman                                                       5,153                            110,000
John G. Schreiber/c/                                                       643                            113,000
Hubert D. Vos                                                       5,336                              111,000
Paul M. Wythes                                                      3,476                              113,000
-------------------------------------------------------------------------------------------------------------------
Health Sciences Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                180                           $110,000
Anthony W. Deering/c/                                                      180                            110,000
Donald W. Dick, Jr.                                                 1,333                              110,000
David K. Fagin                                                      1,671                              112,000
F. Pierce Linaweaver/c/                                                    199                            113,000
Hannes M. Merriman                                                       1,659                            110,000
John G. Schreiber/c/                                                       199                            113,000
Hubert D. Vos                                                       1,689                              111,000
Paul M. Wythes                                                      1,371                              113,000
-------------------------------------------------------------------------------------------------------------------
Institutional Large-Cap Growth Fund(d)
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                 93                           $110,000
Anthony W. Deering/c/                                                       93                            110,000
Donald W. Dick, Jr.                                                    93                              110,000
David K. Fagin                                                         96                              112,000
F. Pierce Linaweaver/c/                                                     98                            113,000
Hannes M. Merriman                                                          92                            110,000
John G. Schreiber/c/                                                        98                            113,000
Hubert D. Vos                                                          95                              111,000
Paul M. Wythes                                                         98                              113,000
-------------------------------------------------------------------------------------------------------------------
Institutional Large-Cap Value Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                 93                           $110,000
Anthony W. Deering/c/                                                       93                            110,000
Donald W. Dick, Jr.                                                   923                              110,000
David K. Fagin                                                        925                              112,000
F. Pierce Linaweaver/c/                                                     93                            113,000
Hannes M. Merriman                                                         925                            110,000
John G. Schreiber/c/                                                        93                            113,000
Hubert D. Vos                                                         925                              111,000
Paul M. Wythes                                                        924                              113,000
-------------------------------------------------------------------------------------------------------------------
Institutional Mid-Cap Equity Growth Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                120                           $110,000
Anthony W. Deering/c/                                                      120                            110,000
Donald W. Dick, Jr.                                                 1,059                              110,000
David K. Fagin                                                      1,174                              112,000
F. Pierce Linaweaver/c/                                                    126                            113,000
Hannes M. Merriman                                                       1,170                            110,000
John G. Schreiber/c/                                                       126                            113,000
Hubert D. Vos                                                       1,180                              111,000
Paul M. Wythes                                                      1,072                              113,000
-------------------------------------------------------------------------------------------------------------------
Institutional Small-Cap Stock Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                117                           $110,000
Anthony W. Deering/c/                                                      117                            110,000
Donald W. Dick, Jr.                                                 1,038                              110,000
David K. Fagin                                                      1,132                              112,000
F. Pierce Linaweaver/c/                                                    122                            113,000
Hannes M. Merriman                                                       1,129                            110,000
John G. Schreiber/c/                                                       122                            113,000
Hubert D. Vos                                                       1,137                              111,000
Paul M. Wythes                                                      1,047                              113,000
-------------------------------------------------------------------------------------------------------------------
Media & Telecommunications Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                154                           $110,000
Anthony W. Deering/c/                                                      154                            110,000
Donald W. Dick, Jr.                                                 1,271                              110,000
David K. Fagin                                                      1,571                              112,000
F. Pierce Linaweaver/c/                                                    170                            113,000
Hannes M. Merriman                                                       1,560                            110,000
John G. Schreiber/c/                                                       170                            113,000
Hubert D. Vos                                                       1,588                              111,000
Paul M. Wythes                                                      1,304                              113,000
-------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                698                           $110,000
Anthony W. Deering/c/                                                      698                            110,000
Donald W. Dick, Jr.                                                 3,808                              110,000
David K. Fagin                                                      6,670                              112,000
F. Pierce Linaweaver/c/                                                    824                            113,000
Hannes M. Merriman                                                       6,586                            110,000
John G. Schreiber/c/                                                       824                            113,000
Hubert D. Vos                                                       6,790                              111,000
Paul M. Wythes                                                      4,067                              113,000
-------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                135                           $110,000
Anthony W. Deering/c/                                                      135                            110,000
Donald W. Dick, Jr.                                                 1,096                              110,000
David K. Fagin                                                      1,277                              112,000
F. Pierce Linaweaver/c/                                                    206                            113,000
Hannes M. Merriman                                                       1,228                            110,000
John G. Schreiber/c/                                                       206                            113,000
Hubert D. Vos                                                       1,259                              111,000
Paul M. Wythes                                                      1,173                              113,000
-------------------------------------------------------------------------------------------------------------------
New America Growth Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                201                           $110,000
Anthony W. Deering/c/                                                      201                            110,000
Donald W. Dick, Jr.                                                 1,544                              110,000
David K. Fagin                                                      2,082                              112,000
F. Pierce Linaweaver/c/                                                    230                            113,000
Hannes M. Merriman                                                       2,063                            110,000
John G. Schreiber/c/                                                       230                            113,000
Hubert D. Vos                                                       2,113                              111,000
Paul M. Wythes                                                      1,606                              113,000
-------------------------------------------------------------------------------------------------------------------
New Era Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                194                           $110,000
Anthony W. Deering/c/                                                      194                            110,000
Donald W. Dick, Jr.                                                 1,465                              110,000
David K. Fagin                                                      1,924                              112,000
F. Pierce Linaweaver/c/                                                    215                            113,000
Hannes M. Merriman                                                       1,910                            110,000
John G. Schreiber/c/                                                       215                            113,000
Hubert D. Vos                                                       1,948                              111,000
Paul M. Wythes                                                      1,511                              113,000
-------------------------------------------------------------------------------------------------------------------
New Horizons Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                585                           $110,000
Anthony W. Deering/c/                                                      585                            110,000
Donald W. Dick, Jr.                                                 3,530                              110,000
David K. Fagin                                                      5,742                              112,000
F. Pierce Linaweaver/c/                                                    696                            113,000
Hannes M. Merriman                                                       5,668                            110,000
John G. Schreiber/c/                                                       696                            113,000
Hubert D. Vos                                                       5,868                              111,000
Paul M. Wythes                                                      3,771                              113,000
-------------------------------------------------------------------------------------------------------------------
Real Estate Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                 99                           $110,000
Anthony W. Deering/c/                                                       99                            110,000
Donald W. Dick, Jr.                                                   949                              110,000
David K. Fagin                                                        972                              112,000
F. Pierce Linaweaver/c/                                                    101                            113,000
Hannes M. Merriman                                                         970                            110,000
John G. Schreiber/c/                                                       101                            113,000
Hubert D. Vos                                                         972                              111,000
Paul M. Wythes                                                        953                              113,000
-------------------------------------------------------------------------------------------------------------------
Science & Technology Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                623                           $110,000
Anthony W. Deering/c/                                                      623                            110,000
Donald W. Dick, Jr.                                                 4,163                              110,000
David K. Fagin                                                      7,457                              112,000
F. Pierce Linaweaver/c/                                                    793                            113,000
Hannes M. Merriman                                                       7,343                            110,000
John G. Schreiber/c/                                                       793                            113,000
Hubert D. Vos                                                       7,650                              111,000
Paul M. Wythes                                                      4,532                              113,000
-------------------------------------------------------------------------------------------------------------------
Small-Cap Stock Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                368                           $110,000
Anthony W. Deering/c/                                                      368                            110,000
Donald W. Dick, Jr.                                                 2,177                              110,000
David K. Fagin                                                      3,203                              112,000
F. Pierce Linaweaver/c/                                                    427                            113,000
Hannes M. Merriman                                                       3,164                            110,000
John G. Schreiber/c/                                                       427                            113,000
Hubert D. Vos                                                       3,243                              111,000
Paul M. Wythes                                                      2,283                              113,000
-------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                274                           $110,000
Anthony W. Deering/c/                                                      274                            110,000
Donald W. Dick, Jr.                                                 1,726                              110,000
David K. Fagin                                                      2,397                              112,000
F. Pierce Linaweaver/c/                                                    339                            113,000
Hannes M. Merriman                                                       2,353                            110,000
John G. Schreiber/c/                                                       339                            113,000
Hubert D. Vos                                                       2,411                              111,000
Paul M. Wythes                                                      1,820                              113,000
-------------------------------------------------------------------------------------------------------------------
Total Equity Market Index Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                111                           $110,000
Anthony W. Deering/c/                                                      111                            110,000
Donald W. Dick, Jr.                                                 1,015                              110,000
David K. Fagin                                                      1,094                              112,000
F. Pierce Linaweaver/c/                                                    116                            113,000
Hannes M. Merriman                                                       1,090                            110,000
John G. Schreiber/c/                                                       116                            113,000
Hubert D. Vos                                                       1,097                              111,000
Paul M. Wythes                                                      1,025                              113,000
-------------------------------------------------------------------------------------------------------------------
Value Fund
                                                                             $
Calvin W. Burnett, Ph.D./c/                                                213                           $110,000
Anthony W. Deering/c/                                                      213                            110,000
Donald W. Dick, Jr.                                                 1,502                              110,000
David K. Fagin                                                      1,991                              112,000
F. Pierce Linaweaver/c/                                                    251                            113,000
Hannes M. Merriman                                                       1,965                            110,000
John G. Schreiber/c/                                                       251                            113,000
Hubert D. Vos                                                       2,004                              111,000
Paul M. Wythes                                                      1,560                              113,000
-------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation for fiscal year 2001.

 (b) Amounts in this column are based on compensation received for fiscal year 2001. The T. Rowe Price complex included 97 funds as of December 31, 2001.

 (c) Newly elected to fund Board as of October 24, 2001.
 (d) Expenses estimated for the period October 31, 2001 through December 31,
   2001.


                 Directors' Holdings in the T. Rowe Price Funds

   The following table sets forth the T. Rowe Price fund holdings of the independent and inside directors, as of December 31, 2001.

                              Burnett  Deering     Dick     Fagin    Linaweaver  Merriman  Schreiber    Vos       Wythes
-----------------------------------------------------------                                                     ----------
    Aggregate Holdings,
    -------------------         $1-     over      over      over       over       over       over      over      over
         All Funds            $10,000  $100,000  $100,000  $100,000   $100,000   $100,000  $100,000   $100,000  $100,000
         ---------
--------------------------------------------------------------------------------------------------------------------------
 Balanced Fund                 None      None      None      None $50,001-$100,000 None      None       None       None

--------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Fund         None      None   $1-$10,0$10,001-$50,000   None         over      None       None       None
                                                                                     $100,000
------------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth              None      None      None        None            None         None      None       None       None
 Fund-Advisor Class
-----------------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio    None      None      None        None            None         None      None       None       None
-----------------------------------------------------------------------------------------------------------------------------------
 California Tax-Free Bond      None      None      None        None            None         None      None       None       None
 Fund
-----------------------------------------------------------------------------------------------------------------------------------
 California Tax-Free Money     None      None      None        None            None         None      None       None       None
 Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Fund     None      None      over        None            None      $10,001-$50,000   None       None     None
                                                 $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Capital Opportunity Fund      None      None      None        None            None           None         None       None     None
------------------------------------------------------------------------------------------------------------------------------------
 Corporate Income Fund         None      None      None        None            None           None         None       None     None
------------------------------------------------------------------------------------------------------------------------------------
 Developing Technologies       None      None      None        None            None           None         None       None     None
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Diversified Small-Cap         None      None      None        None            None           None         None       None     None
 Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
 Dividend Growth Fund          None      None      None   $10,001-$50,000      None      $10,001-$50,000   None       None     None

------------------------------------------------------------------------------------------------------------------------------------
 Emerging Europe &             None      None      None        None            None           None         None       None     None
 Mediterranean Fund
------------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond Fund    None      None      None        None            None           None         None       None     None
------------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Stock Fund   None      None      None        None            None           None         None       None     None
------------------------------------------------------------------------------------------------------------------------------------
 Equity Income Fund            None      None$50,001-$100,$50,001-$100,000     None      $50,001-$100,000  None  $10,001-$50,00None

------------------------------------------------------------------------------------------------------------------------------------
 Equity Income Fund-Advisor    None      None         None            None            None            None         None       None
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Equity Income Portfolio       None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 Equity Index 500 Fund         None      None         None            None            None       over $100,000     None       None

------------------------------------------------------------------------------------------------------------------------------------
 Equity Index 500 Portfolio    None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 European Stock Fund           None      over    $10,001-$50,000 $10,001-$50,000      None            None         None       None
                                       $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Extended Equity Market        None      None         None            None            None            None         None       None
 Index Fund
------------------------------------------------------------------------------------------------------------------------------------
 Financial Services Fund       None      None    $10,001-$50,000      None            None            None         None       None

------------------------------------------------------------------------------------------------------------------------------------
 Florida Intermediate          None      None         None            None            None            None         None       None
 Tax-Free Fund
------------------------------------------------------------------------------------------------------------------------------------
 Georgia Tax-Free Bond Fund    None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 Global Stock Fund             None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 Global Technology Fund        None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 GNMA Fund                     None      None         None            None            None            None         over       None
                                                                                                                 $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Government Reserve            None      None         None            None            None            None         None       None
 Investment Fund
------------------------------------------------------------------------------------------------------------------------------------
 Growth & Income Fund          None      None      $1-$10,000         None            None            None         over       No$10,
                                                                                                                 $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Growth Stock Fund             None      None    $10,001-$50,000      None       $10,001-$50,000      None         None       None

------------------------------------------------------------------------------------------------------------------------------------
 Growth Stock Fund-Advisor     None      None         None            None            None            None         None       None
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Health Sciences Fund          None      None    $10,001-$50,000      None            None            None         None $50,001-$100

------------------------------------------------------------------------------------------------------------------------------------
 Health Sciences Portfolio     None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 High Yield Fund             $1-$10,000  None    $10,001-$50,000      None            None            None         over       None
                                                                                                                 $100,000
------------------------------------------------------------------------------------------------------------------------------------
 High Yield Fund-Advisor        None      None         None            None            None            None         None      None
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Foreign          None      None         None            None            None            None         None      None
 Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Large-Cap        None      None         None            None            None            None         None      None
 Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Large-Cap        None      None         None            None            None            None         None      None
 Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Mid-Cap          None      None         None            None            None            None         None      None
 Equity Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Small-Cap        None      None         None            None            None            None         None      None
 Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
 International Bond Fund        None      None   $50,001-$100,000      None            None            None         None      None

------------------------------------------------------------------------------------------------------------------------------------
 International Bond             None      None         None            None            None            None         None      None
 Fund-Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
 International Discovery        None$50,001-$100,0$10,001-$50,000      None       over $100,000        None         None      None
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 International Equity Index     None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 International Growth &         None         None            None            None            None            None         None    No
 Income Fund
------------------------------------------------------------------------------------------------------------------------------------
 International Stock Fund    $1-$10,000 over $100,000        None       over $100,000        None            None         None    No

------------------------------------------------------------------------------------------------------------------------------------
 International Stock            None         None            None            None            None            None         None    No
 Fund-Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
 International Stock            None         None            None            None            None            None         None    No
 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Japan Fund                     None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 Latin America Fund             None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 Limited-Term Bond Portfolio    None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 Maryland Short-Term            None         None            None            None            None            None         None    No
 Tax-Free Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
 Maryland Tax-Free Bond Fund    None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 Maryland Tax-Free Money        None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Media & Telecommunications     None    $10,001-$50,000      None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Growth Fund            None         None         $1-$10,000    $10,001-$50,000      None            None         No$10,001-

------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Growth Fund-Advisor    None         None            None            None            None            None         None    No
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Growth Portfolio       None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Value Fund             None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 New America Growth Fund        None         None            None            None       over $100,000   $10,001-$50,000   None    No
------------------------------------------------------------------------------------------------------------------------------------
 New America Growth             None         None            None            None            None            None         None    No
 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 New Asia Fund                  None         None            None       $10,001-$50,000      None            None         None    No

------------------------------------------------------------------------------------------------------------------------------------
 New Era Fund                   None         None            None            None            None            None         No$10,001-

------------------------------------------------------------------------------------------------------------------------------------
 New Horizons Fund           $1-$10,000      None       $10,001-$50,000   $1-$10,000    over $100,000   $10,001-$50,000   No$10,001-

------------------------------------------------------------------------------------------------------------------------------------
 New Income Fund                None         None      $50,001-$100,000      None            None            None         over    No
                                                                                                                        $100,000
------------------------------------------------------------------------------------------------------------------------------------
 New Jersey Tax-Free Bond       None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 New York Tax-Free Bond Fund    None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 New York Tax-Free Money        None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Balanced     None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Balanced     None         None            None            None            None            None         None    No
 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Growth       None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Income       None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Prime Reserve Fund          $1-$10,000      None       over $100,000        None         $1-$10,000   $50,001-$100,0$10,001-$50,0No

------------------------------------------------------------------------------------------------------------------------------------
 Prime Reserve Fund-PLUS        None         None            None            None            None            None           None
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Prime Reserve Portfolio        None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund               None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Reserve Investment Fund        None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Science & Technology Fund      None    over $100,000        None            None            None       $10,001-$50,000     No$10,00
------------------------------------------------------------------------------------------------------------------------------------
 Science & Technology           None         None            None            None            None            None           None
 Fund-Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
 Short-Term Bond Fund           None         None            None      $50,001-$100,000      None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Stock Fund           None         None         $1-$10,000    $10,001-$50,000      None            None           No$10,00

------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Stock                None         None            None            None            None            None           None
 Fund-Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Value Fund           None         None            None            None            None            None           No$10,00

------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Value                None         None            None            None            None            None           None
 Fund-Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
 Spectrum Growth Fund           None         None            None            None            None       over $100,000       None

------------------------------------------------------------------------------------------------------------------------------------
 Spectrum Income Fund           None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Spectrum International Fund    None         None            None            None            None       $10,001-$50,000     None
------------------------------------------------------------------------------------------------------------------------------------
 Summit Cash Reserves Fund      None         None            None       over $100,000        None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Summit GNMA Fund               None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Summit Municipal Income        None         None            None            None            None            None           over
 Fund                                                                                                                     $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Summit Municipal               None         None            None            None            None            None           over
 Intermediate Fund                                                                                                        $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Summit Municipal Money         None         None            None            None            None      $50,001-$100,000     None
 Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Efficient Balanced Fund    None         None            None      $50,001-$100,000      None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Efficient Growth Fund      None         None            None       $10,001-$50,000      None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Efficient Multi-Cap        None         None            None            None            None            None           None
 Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Fund          None         None            None            None            None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Fund-PLUS     None         None            None            None            None            None           None
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free High Yield Fund       None         None            None            None            None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free Income Fund           None         None            None            None            None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free Intermediate Bond     None         None            None            None            None            None           None
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free Short-Intermediate    None         None            None            None            None            None           None
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Total Equity Market Index      None         None            None            None            None            None           None
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Bond Index Fund           None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Intermediate     None         None       over $100,000        None            None            None           over
 Fund                                                                                                                     $100,000
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Long-Term        None         None            None            None            None            None           over
 Fund                                                                                                                     $100,000
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Money Fund       None         None            None            None            None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Value Fund                     None         None       $10,001-$50,000      None            None      $50,001-$100,000     over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Value Fund-Advisor Class       None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Virginia Tax-Free Bond Fund    None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------

                            Kennedy           Laporte           Riepe            Testa
--------------------------------------------------------------------------------------------
 Aggregate Holdings,
 -------------------
      All Funds          over $100,000     over $100,000    over $100,000   over $100,000
      ---------
--------------------------------------------------------------------------------------------
 Balanced Fund                None              None        over $100,000        None
--------------------------------------------------------------------------------------------
 Blue Chip Growth Fund        None              None            None             None
--------------------------------------------------------------------------------------------
 Blue Chip Growth             None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Blue Chip Growth             None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 California Tax-Free          None              None            None             None
 Bond Fund
--------------------------------------------------------------------------------------------
 California Tax-Free          None              None            None             None
 Money Fund
--------------------------------------------------------------------------------------------
 Capital Appreciation    over $100,000     over $100,000    over $100,000        None
 Fund
--------------------------------------------------------------------------------------------
 Capital Opportunity    $10,001-$50,000   $50,001-$100,000      None             None
 Fund
--------------------------------------------------------------------------------------------
 Corporate Income Fund        None              None            None             None
--------------------------------------------------------------------------------------------
 Developing                   None         over $100,000        None             None
 Technologies Fund
--------------------------------------------------------------------------------------------
 Diversified Small-Cap        None              None            None             None
 Growth Fund
--------------------------------------------------------------------------------------------
 Dividend Growth Fund    over $100,000          None            None             None
--------------------------------------------------------------------------------------------
 Emerging Europe &            None              None            None             None
 Mediterranean Fund
--------------------------------------------------------------------------------------------
 Emerging Markets Bond        None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Emerging Markets             None              None            None         over $100,000
 Stock Fund
--------------------------------------------------------------------------------------------
 Equity Income Fund     $10,001-$50,000         None        over $100,000        None
--------------------------------------------------------------------------------------------
 Equity Income                None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Equity Income                None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 Equity Index 500 Fund        None              None            None             None
--------------------------------------------------------------------------------------------
 Equity Index 500             None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 European Stock Fund          None        $10,001-$50,000       None             None
--------------------------------------------------------------------------------------------
 Extended Equity              None              None            None             None
 Market Index Fund
--------------------------------------------------------------------------------------------
 Financial Services      over $100,000          None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Florida Intermediate         None              None            None             None
 Tax-Free Fund
--------------------------------------------------------------------------------------------
 Georgia Tax-Free Bond        None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Global Stock Fund            None              None            None             None
--------------------------------------------------------------------------------------------
 Global Technology            None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 GNMA Fund                    None              None            None             None
--------------------------------------------------------------------------------------------
 Government Reserve           None              None            None             None
 Investment Fund
--------------------------------------------------------------------------------------------
 Growth & Income Fund         None              None        over $100,000        None
--------------------------------------------------------------------------------------------
 Growth Stock Fund            None              None            None             None
--------------------------------------------------------------------------------------------
 Growth Stock                 None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Health Sciences Fund    over $100,000          None            None         over $100,000
--------------------------------------------------------------------------------------------
 Health Sciences              None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 High Yield Fund              None              None        over $100,000        None
--------------------------------------------------------------------------------------------
 High Yield                   None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Institutional Foreign        None              None            None             None
 Equity Fund
--------------------------------------------------------------------------------------------
 Institutional                None              None            None             None
 Large-Cap Growth Fund
--------------------------------------------------------------------------------------------
 Institutional                None              None            None             None
 Large-Cap Value Fund
--------------------------------------------------------------------------------------------
 Institutional Mid-Cap        None              None            None             None
 Equity Growth Fund
--------------------------------------------------------------------------------------------
 Institutional                None              None            None             None
 Small-Cap Stock Fund
--------------------------------------------------------------------------------------------
 International Bond           None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 International Bond           None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 International          $50,001-$100,000   over $100,000     $1-$10,000      over $100,000
 Discovery Fund
--------------------------------------------------------------------------------------------
 International Equity         None              None            None             None
 Index Fund
--------------------------------------------------------------------------------------------
 International Growth         None              None            None             None
 & Income Fund
--------------------------------------------------------------------------------------------
 International Stock     over $100,000     over $100,000    over $100,000    over $100,000
 Fund
--------------------------------------------------------------------------------------------
 International Stock          None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 International Stock          None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 Japan Fund                   None              None        over $100,000        None
--------------------------------------------------------------------------------------------
 Latin America Fund      over $100,000          None            None             None
--------------------------------------------------------------------------------------------
 Limited-Term Bond            None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 Maryland Short-Term          None              None            None             None
 Tax-Free Bond Fund
--------------------------------------------------------------------------------------------
 Maryland Tax-Free            None         over $100,000        None             None
 Bond Fund
--------------------------------------------------------------------------------------------
 Maryland Tax-Free            None              None            None             None
 Money Fund
--------------------------------------------------------------------------------------------
 Media &
 Telecommunications      over $100,000          None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Mid-Cap Growth Fund     over $100,000     over $100,000        None         over $100,000
--------------------------------------------------------------------------------------------
 Mid-Cap Growth               None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Mid-Cap Growth               None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 Mid-Cap Value Fund      over $100,000          None            None             None
--------------------------------------------------------------------------------------------
 New America Growth           None         over $100,000        None             None
 Fund
--------------------------------------------------------------------------------------------
 New America Growth           None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 New Asia Fund           over $100,000     over $100,000     $1-$10,000          None
--------------------------------------------------------------------------------------------
 New Era Fund            over $100,000          None            None             None
--------------------------------------------------------------------------------------------
 New Horizons Fund            None         over $100,000        None         over $100,000
--------------------------------------------------------------------------------------------
 New Income Fund              None        $10,001-$50,000       None             None
--------------------------------------------------------------------------------------------
 New Jersey Tax-Free          None              None            None             None
 Bond Fund
--------------------------------------------------------------------------------------------
 New York Tax-Free            None              None            None             None
 Bond Fund
--------------------------------------------------------------------------------------------
 New York Tax-Free            None              None            None             None
 Money Fund
--------------------------------------------------------------------------------------------
 Personal Strategy            None              None            None             None
 Balanced Fund
--------------------------------------------------------------------------------------------
 Personal Strategy            None              None            None             None
 Balanced Portfolio
--------------------------------------------------------------------------------------------
 Personal Strategy            None              None            None             None
 Growth Fund
--------------------------------------------------------------------------------------------
 Personal Strategy            None              None            None             None
 Income Fund
--------------------------------------------------------------------------------------------
 Prime Reserve Fund      over $100,000    $10,001-$50,000   over $100,000   $10,001-$50,000
--------------------------------------------------------------------------------------------
 Prime Reserve                None              None            None             None
 Fund-PLUS Class
--------------------------------------------------------------------------------------------
 Prime Reserve                None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 Real Estate Fund             None              None            None             None
--------------------------------------------------------------------------------------------
 Reserve Investment           None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Science & Technology         None         over $100,000    over $100,000        None
 Fund
--------------------------------------------------------------------------------------------
 Science & Technology         None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Short-Term Bond Fund         None              None        over $100,000        None
--------------------------------------------------------------------------------------------
 Small-Cap Stock Fund    over $100,000          None            None             None
--------------------------------------------------------------------------------------------
 Small-Cap Stock              None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Small-Cap Value Fund         None              None        over $100,000    over $100,000
--------------------------------------------------------------------------------------------
 Small-Cap Value              None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Spectrum Growth Fund         None              None            None             None
--------------------------------------------------------------------------------------------
 Spectrum Income Fund         None              None            None             None
--------------------------------------------------------------------------------------------
 Spectrum                     None              None            None             None
 International Fund
--------------------------------------------------------------------------------------------
 Summit Cash Reserves    over $100,000     over $100,000    over $100,000    over $100,000
 Fund
--------------------------------------------------------------------------------------------
 Summit GNMA Fund             None              None            None             None
--------------------------------------------------------------------------------------------
 Summit Municipal             None              None            None             None
 Income Fund
--------------------------------------------------------------------------------------------
 Summit Municipal             None              None            None         over $100,000
 Intermediate Fund
--------------------------------------------------------------------------------------------
 Summit Municipal        over $100,000          None        over $100,000        None
 Money Market Fund
--------------------------------------------------------------------------------------------
 Tax-Efficient                None              None            None             None
 Balanced Fund
--------------------------------------------------------------------------------------------
 Tax-Efficient Growth         None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Tax-Efficient                None              None            None             None
 Multi-Cap Growth Fund
--------------------------------------------------------------------------------------------
 Tax-Exempt Money Fund   over $100,000          None            None             None
--------------------------------------------------------------------------------------------
 Tax-Exempt Money             None              None            None             None
 Fund-PLUS Class
--------------------------------------------------------------------------------------------
 Tax-Free High Yield          None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Tax-Free Income Fund         None              None            None        $10,001-$50,000
--------------------------------------------------------------------------------------------
 Tax-Free Intermediate        None              None            None             None
 Bond Fund
--------------------------------------------------------------------------------------------
 Tax-Free
 Short-Intermediate           None              None        over $100,000        None
 Fund
--------------------------------------------------------------------------------------------
 Total Equity Market          None              None        over $100,000        None
 Index Fund
--------------------------------------------------------------------------------------------
 U.S. Bond Index Fund         None              None            None             None
--------------------------------------------------------------------------------------------
 U.S. Treasury                None              None            None             None
 Intermediate Fund
--------------------------------------------------------------------------------------------
 U.S. Treasury                None              None            None             None
 Long-Term Fund
--------------------------------------------------------------------------------------------
 U.S. Treasury Money          None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Value Fund              over $100,000     over $100,000    over $100,000    over $100,000
--------------------------------------------------------------------------------------------
 Value Fund-Advisor           None              None            None             None
 Class
--------------------------------------------------------------------------------------------
 Virginia Tax-Free            None              None            None             None
 Bond Fund
--------------------------------------------------------------------------------------------

 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of March 28, 2002, the officers and directors of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   As of March 28, 2002, the following shareholders of record owned more than 5% of the outstanding shares of any share class of the fund:

   Balanced (54.16%), Capital Appreciation (20.27%), Equity Income (25.08%), Extended Equity Market Index (17.50%), Growth & Income (26.22%), Growth Stock (23.60%), New America Growth (32.62%), New Era (5.54%), New Horizons (30.76%), Science & Technology (20.86%), and Small-Cap Value Funds (20.59%):
   T. Rowe Price Trust Company, Inc./a/, Attn.: TRPS Institutional Control Department, P.O. Box 17215, Baltimore, Maryland 21297-1215;

   /a/ T. Rowe Price Trust Company is a wholly owned subsidiary of T. Rowe Price
       Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Trust Company is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Trust Company and are voted by various retirement plans and retirement participants.

   Blue Chip Growth Fund (40.59%): T. Rowe Price Retirement Plan Services/b/ TR Blue Chip Growth Fund, Attn.: Asset Reconciliations, P.O. Box 17215, Baltimore, Maryland 21297-1215;

   /b/ T. Rowe Price Retirement Plan Services is a wholly owned subsidiary of T.
       Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Retirement Plan Services is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Retirement Plan Services and are voted by various retirement plans and retirement participants.

   Capital Appreciation (6.98%), Financial Services (6.81%), Mid-Cap Growth (8.22%), New Era (6.86%), and Small-Cap Value Funds (5.52%): Charles Schwab & Co. Inc., Reinvest Account, Attn.: Mutual Fund Department, 101 Montgomery Street, San Francisco, California 94104-4122;

   Capital Opportunity (5.75%) and Value Funds (22.41%): T. Rowe Price Trust Company, Inc., Attn.: Installation Team for TRPS Institutional Control Department, P.O. Box 17125, Baltimore, Maryland 21297-1125;

   Developing Technologies Fund (10.55%): Trustees of T. Rowe Price, 401k Plus Plan, Attn.: Financial Reporting Department, P.O. Box 89000, Baltimore, Maryland 21289-0001;

   Dividend Growth Fund (17.47%): T. Rowe Price Trust Company, Inc., Dividend Growth Fund (DGF), Attn.: Asset Reconciliation, P.O. Box 17215, Baltimore, Maryland 21297-1215;

   Equity Index 500 Fund (40.63%): T. Rowe Price Trust Company, Inc., Attn.: RPS Control Department, 10090 Red Run Boulevard, Owings Mills, Maryland 21117-4842;

   Growth & Income (13.37%), New Era (5.10%), New Horizons (10.25%), and Mid-Cap Value Funds (24.33%): Pirateline & Company, T. Rowe Price Associates, Attn.:
   Fund Accounting Department, 100 East Pratt Street, Baltimore, Maryland 21202-1009;

   Institutional Large-Cap Growth Fund (100.00%): T. Rowe Price Associates/c/,
   Attn.: Financial Reporting Department, 100 East Pratt Street, Baltimore, Maryland 21202-1009;

   /c/ T. Rowe Price Associates is a wholly owned subsidiary of T. Rowe Price
       Group, Inc., each a Maryland corporation. Securities owned by T. Rowe Price Associates are the result of its contribution to the fund at the fund's inception in order to provide the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Associates would be able to determine the outcome of most issues that were submitted to shareholders for vote.

   Institutional Large-Cap Value Fund (100.00%): T. Rowe Price Finance Inc./d/, 802 West Street, Suite 301, Wilmington, Delaware 19801-1526;

   /d/ T. Rowe Price Finance is a wholly owned subsidiary of T. Rowe Price
       Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Securities owned by T. Rowe Price Finance are the result of its contribution to the fund at the fund's inception in order to provide the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Finance would be able to determine the outcome of most issues that were submitted to shareholders for vote.

   Institutional Mid-Cap Equity Growth Fund: Atlantic Trust Company NA (8.74%),
   Attn.: Kathy Trull, 100 Federal Street, 37th Floor, Boston, Massachusetts 02110-1802; Atlantic Trust Company NA (11.49%), Attn.: Kathy Trull, 100 Federal Street, 37th Floor, Boston, Massachusetts 02110-1802; Stichting Pensioenfonds (8.05%), Van de Koninklijke Nedlloyd, P.O. Box 1982, 3000 B Z Rotterdam, The Netherlands; CIBC World Markets Agt. for CIBC (5.17%), Mellon Trust Co. TR Nexfor Master Investment Trust Funds, 161 Bay Street, P.O. Box 500, Toronto, Ontario Canada M5J2S8; Band & Company (5.19%), c/o Firstar Bank, P.O. Box 1787, Milwaukee, Wisconsin 53201-1787;

   Institutional Small-Cap Stock Fund: Burlington Resources Inc. (5.19%), 5051 Westheimer Road, Suite 1400, Houston, Texas 77056-5686; Brookline Contributory Retirement Systems (5.88%), 333 Washington Street, Brookline, Massachusetts 02445-6853; Northern Trust Co. TR Illinois Tool Works Pension Trust U/A DTD 1/ 8/90 (14.52%), Attn.: Robert T. Callahan, 3600 West Lake Avenue, Glenview, Illinois 60025-1215; Deutsche Trust Bank Limited FBO Tokkin Fund No. 5064 (12.94%), Sanno Park Tower 2-11-1, Nagatacho Chiyoda KU, Tokyo, Japan 100-6172; Sigler & Co. Cust, Smithsonian Institution (20.60%), Chase Manhattan Bank, Mark R. Pensec, AVP, 4 New York Plaza 2nd Floor, New York, New York 10004-2413;

   Media & Telecommunications Fund (6.57%): T. Rowe Price Trust Company, Inc., Media & Telecommunications Fund, DST #121, P.O. Box 17215, Baltimore, Maryland 21297-1215;

   Mid-Cap Growth Fund (18.02%): T. Rowe Price Trust Company, Inc., Attn.: Asset Reconciliations, P.O. Box 17215, Baltimore, Maryland 21297-1215;

   Mid-Cap Value Fund: National Financial Services for the Exclusive Benefit of Our Customers (6.58%), 200 Liberty, One Financial Center 5th Floor, New York, New York 10281-1003;

   New America Growth Fund (8.80%): Wilmington Trust Co. TR, FBO Continental Airlines Inc., DCP Plan A/C #49277-0, c/o Mutual Funds, P.O. Box 8971, Wilmington, Delaware 19899-8971;

   Real Estate Fund (11.05%): T. Rowe Price Retirement Plan Services, Inc., Kimley-Horn Retirement Savings PL, Plan #105315, NB-Custom Blended Fund #122 REF, P.O. Box 17215, Baltimore, Maryland 21297-1215;

   Small-Cap Stock Fund: T. Rowe Price Trust Company, Inc. (18.16%), T. Rowe Price OTC Fund, Attn.: RPS Control Department, P.O. Box 17215, Baltimore, Maryland 21297-1215; Norwest Bank Company NA TR FBO State of Minnesota Deferred Compensation Plan, Minnesota State Deferred Compensation Plan Trust (7.57%), c/o Great West Life Recordkeeper, 8515 East Orchard Road, Attn.:
   2T2, Englewood, Colorado 80111-5037.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. . In addition to these services,
   T. Rowe Price provides the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the fund without cost to the fund.

   The Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Approval of Management Agreements
   The Management Agreements of the funds are reviewed each year by the funds' Boards of Directors to determine whether the agreements should be renewed for a one-year period or not. Renewal of the agreements requires the majority vote of the Board of Directors, including a majority of the independent directors. Each fund board consists of a majority of independent directors.

   In approving the continuation of the investment management agreements for each fund for the current year, the Board reviewed reports prepared by T. Rowe Price, materials provided by fund counsel and counsel to the independent directors, as well as other information. The Board considered the nature and quality of the investment management services provided to the fund by T. Rowe Price under the investment management agreements and the personnel who provide these services, including the historical performance of the fund compared to its benchmark index and its peer group of similar investment companies. In addition, the Board considered other services provided to the fund by T. Rowe Price and its affiliates, such as administrative services, shareholder services, fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the fund's operation.

   The Board considered the fees paid to T. Rowe Price for investment management services, as well as compensation paid to T. Rowe Price or its affiliates for other non-advisory services provided to the fund. In connection with its review of the fees paid to T. Rowe Price and its affiliates, the Board reviewed information provided by Lipper Inc. comparing the fund's advisory fee rate and overall expense ratio with those of comparable funds. Where applicable, the Board considered that the fund's advisory fee structure reflects breakpoints, which permit fee reductions resulting from economies of scale. Additionally and where applicable, the Board considered the contractual fee waivers and expense reimbursements agreed to by T. Rowe Price.

   The Board also considered the costs incurred and the benefits received by T. Rowe Price and its affiliates, including the profitability of T. Rowe Price from providing advisory services to the fund. In reviewing data concerning the profitability of T. Rowe Price, the Board examined, among other components, the cost allocation methodology utilized in the presentation. In addition, the Board considered other potential benefits to T. Rowe Price, such as the research services T. Rowe Price receives from brokers in return for allocating fund brokerage in a "soft dollar" arrangement.

   Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by
   T. Rowe Price to the fund and that the management fee rate was reasonable in relation to such services. The independent directors of the fund were assisted by independent legal counsel in their deliberations.

   All funds except Equity Index 500, Extended Equity Market Index, Total Equity Market Index, Institutional Large-Cap Growth, Institutional Large-Cap Value, Institutional Mid-Cap Equity Growth, and Institutional Small-Cap Stock Funds

   Management Fee
   The fund pays a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described next.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee

   Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                                       0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
                                       ------------------------------------------------------------------------------
                                       0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
                                       ------------------------------------------------------------------------------
                                       0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Next $40 billion
                                       ------------------------------------------------------------------------------
                                       0.390%  Next $1 billion   0.330%  Next $10 billion  0.295%  Thereafter
                                       ------------------------------------------------------------------------------
                                       0.370%  Next $1 billion   0.320%  Next $10 billion




   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees  are listed in the following chart:

Balanced Fund                         0.15%
Blue Chip Growth Fund                 0.30%
Capital Appreciation Fund             0.30%
Capital Opportunity Fund              0.35%
Developing Technologies Fund          0.60%
Diversified Small-Cap Growth Fund     0.35%
Dividend Growth Fund                  0.20%
Equity Income Fund                    0.25%
Financial Services Fund               0.35%
Global Technology Fund                0.45%
Growth & Income Fund                  0.25%
Growth Stock Fund                     0.25%
Health Sciences Fund                  0.35%
Media & Telecommunications Fund       0.35%
Mid-Cap Growth Fund                   0.35%
Mid-Cap Value Fund                    0.35%
New America Growth Fund               0.35%
New Era Fund                          0.25%
New Horizons Fund                     0.35%
Real Estate Fund                      0.30%
Science & Technology Fund             0.35%
Small-Cap Stock Fund                  0.45%
Small-Cap Value Fund                  0.35%
Value Fund                            0.35%

   Equity Index 500 Fund
   The fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.15% of the average daily net asset value of the fund.

   Extended Equity Market Index and Total Equity Market Index Funds
   The Management Agreement between each fund and T. Rowe Price provides that each fund pays T. Rowe

   Price an annual fee of 0.40%. The agreement also provides that T. Rowe Price will pay all expenses of each fund's operations, except interest, taxes, brokerage commissions, and other charges incident to the purchase, sale, or lending of the fund's portfolio securities, directors' fees, and expenses (including counsel fees and expenses) and such non-recurring or extraordinary expenses that may arise, including the costs of actions, suits, or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors, and agents. However, the Board of Directors for the funds reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price under the management agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the fund or paid to T. Rowe Price.

   Institutional Large-Cap Growth Fund
   The fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.55% of the average daily net asset value of the fund.

   Institutional Large-Cap Value Fund
   The fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.55% of the average daily net asset value of the fund.

   Institutional Mid-Cap Equity Growth Fund
   The fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.60% of the average daily net asset value of the fund.

   Institutional Small-Cap Stock Fund
   The fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.65% of the average daily net asset value of the fund.


                     Expense Limitations and Reimbursements

   The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any fund expenses (other than interest, taxes, brokerage, and other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) which would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitation. . (The expense limitation for the Advisor Class relates to operating expenses other than management fees and certain other portfolio level expenses such as fees for custody, outside directors, and auditors.) The expenses borne by T. Rowe Price are subject to reimbursement by the fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the fund's expense ratio exceeding its applicable limitation. .

                                                                                            Expense       Reimbursement
                              Fund                                   Limitation Period      -------       -------------
                              ----                                   -----------------       Ratio            Date
-------------------------------------------------------------------------------------------  -----            ----
                                                                                           Limitation
                                                                                           ----------
                                                                                           -------------------------------
                                                                   January 1, 2002 -
Blue Chip Growth Fund-Advisor Class                                December 31, 2003                   December 31, 2005
                                                                   August 31, 2000 -
Developing Technologies                                            December 31, 2002         1.50%     December 31, 2004
                                                                   May 1, 2002 - April
Diversified Small-Cap Growth(a)                                    30, 2004                            April 30, 2006
                                                                   January 1, 2002 -
Equity Income Fund-Advisor Class(b)                                December 31, 2003                   December 31, 2005
                                                                   January 1, 2001 -
Equity Index 500(c)                                                December 31, 2003                   December 31, 2005
                                                                   September 29, 2000 -
Global Technology                                                  December 31, 2002         1.50%     December 31, 2004
                                                                   January 1, 2002 -
Growth Stock Fund-Advisor Class                                    December 31, 2003                   December 31, 2005
Institutional Large-Cap Growth                                     October 31, 2001 -                  December 31, 2004
                                                                   December 31, 2002
--------------------------------------------------------------------------------------------------------------------------
                                                                   January 1, 2002 -
Institutional Large-Cap Value(d)                                   December 31, 2003                   December 31, 2005
                                                                   January 1, 2002 -
Institutional Small-Cap Stock(e)                                   December 31, 2003                   December 31, 2005
                                                                   January 1, 2002 -
Mid-Cap Growth Fund-Advisor Class(f)                               December 31, 2003                   December 31, 2005
                                                                   January 1, 2002 -
Real Estate(g)                                                     December 31, 2003                   December 31, 2005
                                                                   January 1, 2002 -
Science & Technology Fund-Advisor Class(h)                         December 31, 2003                   December 31, 2005
                                                                   January 1, 2002 -
Small-Cap Stock Fund-Advisor Class(i)                              December 31, 2003                   December 31, 2005
                                                                   January 1, 2002 -
Small-Cap Value Fund-Advisor Class(j)                              December 31, 2003                   December 31, 2005
Value Fund-Advisor Class(k)                                        January 1, 2002 -                   December 31, 2005
                                                                   December 31, 2003
--------------------------------------------------------------------------------------------------------------------------

 (a) The Diversified Small-Cap Growth Fund previously operated under a 1.25% limitation that expired December 31, 2000. The reimbursement period for this limitation extends through December 31, 2002.

 (b) The Equity Income Fund-Advisor Class previously operated under a 1.00% limitation that expired December 31, 2001. The reimbursement period for this limitation extends through December 31, 2003.

 (c) The Equity Index 500 Fund previously operated under a 0.35% limitation that expired December 31, 2000. The reimbursement period for this limitation extends through December 31, 2002.

 (d) The Institutional Large-Cap Value Fund previously operated under a 0.65% limitation that expired December 31, 2001. The reimbursement period for this limitation extends through December 31, 2003.

 (e) The Institutional Small-Cap Stock Fund previously operated under a 0.75% limitation that expired December 31, 2001. The reimbursement period for this limitation extends through December 31, 2003.

 (f) The Mid-Cap Growth Fund-Advisor Class previously operated under a 1.10% limitation that expired December 31, 2001. The reimbursement period for this limitation extends through December 31, 2003.

 (g) The Real Estate Fund previously operated under a 1.00% limitation that expired December 31, 2001. The reimbursement period for this limitation extends through December 31, 2003.

 (h) The Science & Technology Fund-Advisor Class previously operated under a 1.15% limitation that expired December 31, 2001. The reimbursement period for this limitation extends through December 31, 2003.

 (i) The Small-Cap Stock Fund-Advisor Class previously operated under a 1.20% limitation that expired December 31, 2001. The reimbursement period for this limitation extends through December 31, 2003.

 (j) The Small-Cap Value Fund-Advisor Class previously operated under a 1.15% limitation that expired December 31, 2001. The reimbursement period for this limitation extends through December 31, 2003.

 (k) The Value Fund-Advisor Class previously operated under a 1.10% limitation that expired December 31, 2001. The reimbursement period for this limitation extends through December 31, 2003.


   Each of the above-referenced fund's Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the fund may reimburse T. Rowe Price, provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.

   Pursuant to the Developing Technologies Fund's current expense limitation, $122,000 of management fees were not accrued by the fund for the period ended December 31, 2001. At December 31, 2001, unaccrued fees and other expenses in the amount of $199,000 remain subject to reimbursement by the fund through December 31, 2004.

   Pursuant to the Diversified Small-Cap Growth Fund's previous expense limitation, $114,000 of unaccrued fees remain subject to reimbursement by the fund through December 31, 2002.

   Pursuant to the Equity Index 500 Fund's previous expense limitation, $1,822,000 of management fees were not accrued by the fund for the year ended December 31, 2001. At December 31, 2001, unaccrued fees in the amount of $1,822,000 remain subject to reimbursement by the fund through December 31, 2003.

   Pursuant to the Global Technology Fund's current expense limitation, $185,000 of management fees were not accrued by the fund for the year ended December 31, 2001.

   Pursuant to the Institutional Large-Cap Growth Fund's current expense limitation, $2,000 of management fees were not accrued by the fund for the period ended December 31, 2001, and $15,000 of other fund expenses were borne by the manager. At December 31, 2001, unaccrued fees and other expenses in the amount of $17,000 remain subject to reimbursement by the fund through December 31, 2004.

   Pursuant to the Institutional Large-Cap Value Fund's current expense limitation, $13,000 of management fees were not accrued by the fund for the period ended December 31, 2001, and $89,000 of other fund expenses were borne by the manager. At December 31, 2001, unaccrued fees and other expenses in the amount of $179,000 remain subject to reimbursement by the fund through December 31, 2003.

   Pursuant to the Institutional Small-Cap Stock Fund's current expense limitation, $76,000 of previously unaccrued management fees were accrued as expenses of the fund for the period ended December 31, 2001.

   Pursuant to the Real Estate Fund's current expense limitation, $140,000 of management fees were not accrued by the fund for the year ended December 31, 2001. At December 31, 2001, unaccrued fees and other expenses in the amount of $284,000 remain subject to reimbursement by the fund through December 31, 2003.


                           Management Fee Compensation

   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each fund, during the last three fiscal years:

                           Fund                                  2001            2000             1999
                           ----                                  ----            ----             ----
Balanced                                                     $ 8,542,000     $ 9,675,000      $ 9,154,000
Blue Chip Growth*                                             41,035,000      45,037,000       34,536,000
Capital Appreciation                                           7,570,000       4,963,000        5,793,000
Capital Opportunity                                              559,000         686,000          763,000
Developing Technologies                                           62,000             (b)              (a)
Diversified Small-Cap Growth                                     480,000         679,000          292,000
Dividend Growth                                                3,676,000       4,010,000        6,522,000
Equity Income*                                                57,395,000      58,470,000       75,676,000
Equity Index 500                                               3,554,000       6,234,000        8,301,000
Extended Equity Market Index**                                   300,000         354,000          131,000
Financial Services                                             2,122,000       1,388,000        1,266,000
Global Technology                                                569,000         274,000              (a)
Growth & Income                                               14,691,000      18,013,000       20,605,000
Growth Stock*                                                 27,400,000      33,072,000       29,222,000
Health Sciences                                                5,675,000       4,403,000        2,038,000
Institutional Large-Cap Growth                                       (b)             (a)              (a)
Institutional Large-Cap Value                                        (b)             (b)              (a)
Institutional Mid-Cap Equity Growth                            1,704,000       1,896,000        1,238,000
Institutional Small-Cap Stock                                  1,624,000         432,000              (a)
Media & Telecommunications                                     4,885,000       7,174,000        3,144,000
Mid-Cap Growth*                                               42,179,000      39,493,000       27,412,000
Mid-Cap Value                                                  2,445,000       1,495,000        1,427,000
------------------------------------------------------------------------------------------------------------
New America Growth                                             8,612,000      11,988,000       13,511,000
New Era                                                        6,414,000       6,223,000        6,131,000
New Horizons                                                  36,074,000      45,642,000       33,020,000
Real Estate                                                      207,000         589,000              (b)
Science & Technology*                                         46,472,000      89,979,000       47,361,000
Small-Cap Stock*                                              20,306,000      15,623,000       10,276,000
Small-Cap Value*                                              11,370,000       8,294,000        9,213,000
Total Equity Market Index**                                      766,000         863,000          512,000
Value*                                                         8,231,000       5,644,000        5,699,000
------------------------------------------------------------------------------------------------------------

  (a) Prior to commencement of operations.

  (b) Due to the fund's expense limitation in effect at that time, no management fees were paid by the fund to T. Rowe Price.

  * The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

  ** All-inclusive fee including Investment Management Fees and
     Administrative Expenses.

   Blue Chip Growth, Equity Income, Growth & Income, Growth Stock, Mid-Cap Value, New Era, and New Horizons Funds

   T. Rowe Price Spectrum Fund, Inc.
   The funds listed above are a party to a Special Servicing Agreement ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, and various other T. Rowe Price funds which, along with such fund, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

   Each Agreement provides that, if the Board of Directors of any underlying Price fund determines that such underlying fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the underlying Price fund from the operation of Spectrum Fund, the underlying Price fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no underlying Price fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the underlying Price funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the underlying Price funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   All funds except Extended Equity Market Index and Total Equity Market Index Funds

   Management Related Services
   As noted above, the Management Agreement spells out the expenses to be paid by the fund. In addition to the Management Fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt Street, Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the fund, provides accounting services to the fund.

   The funds paid the expenses shown in the following table for the fiscal year ended December 31, 2001, to T. Rowe Price and its affiliates.

                               Transfer Agent and    Retirement     Accounting
            Fund              Shareholder Services  Subaccounting    Services
            ----              --------------------    Services       --------
                                                      --------
Balanced                           $  812,000        $ 4,385,000     $ 86,000
Blue Chip Growth                    6,167,000         10,809,000       76,000
Blue Chip Growth
Fund-Advisor Class                      1,000                  0        3,000
Capital Appreciation                  900,000          1,310,000       64,000
Capital Opportunity                   218,000             32,000       64,000
Developing Technologies                70,000         (*)              64,000
Diversified Small-Cap Growth          250,000              1,000       64,000
Dividend Growth                       988,000            532,000       64,000
Equity Income                       7,516,000         11,264,000       99,000
Equity Income Fund-Advisor
Class                                   3,000                  0          (*)
Equity Index 500                    3,570,000          3,500,000       65,000
Extended Equity Market Index          174,000             58,000       65,000
Financial Services                    528,000             59,000       64,000
Global Technology                     497,000         (*)              84,000
Growth & Income                     2,360,000          2,648,000       84,000
Growth Stock                        3,087,000          4,560,000      104,000
Health Sciences                     1,817,000            220,000       64,000
Institutional Large-Cap
Growth                                    (*)                  0       11,000
Institutional Large-Cap
Value                                   1,000                  0       64,000
Institutional Mid-Cap Equity
Growth                                  1,000                  0       64,000
Institutional Small-Cap
Stock                                   2,000                  0       64,000
Media & Telecommunications          1,795,000            196,000       64,000
Mid-Cap Growth                      3,627,000          5,621,000       80,000
Mid-Cap Growth Fund-Advisor
Class                                   3,000                  0          (*)
Mid-Cap Value                         740,000             58,000       64,000
New America Growth                  1,185,000          1,950,000       64,000
New Era                               930,000            254,000       64,000
New Horizons                        3,634,000          6,604,000       84,000
Real Estate                           139,000              9,000       64,000
Science & Technology                9,908,000          5,137,000       72,000
Science & Technology
Fund-Advisor Class                      1,000                  0        7,000
Small-Cap Stock                     1,379,000          2,239,000       98,000
Small-Cap Stock Fund-Advisor
Class                                   4,000                  0        1,000
Small-Cap Value                     1,071,000          1,741,000       79,000
Small-Cap Value Fund-Advisor
Class                                   1,000                  0          (*)
Total Equity Market Index             399,000             12,000       64,000
Value                               1,066,000          1,365,000       79,000
Value Fund-Advisor Class                1,000                  0          (*)
-------------------------------------------------------------------------------



  (*) Less than $1,000.

 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks, and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping, and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts. Under the

   AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2001.

Balanced Fund                     $  146,413
Blue Chip Growth Fund                750,963
Capital Appreciation Fund             52,598
Capital Opportunity Fund               1,207
Dividend Growth Fund                   4,474
Equity Income Fund                   711,597
Equity Index 500 Fund                108,344
Financial Services Fund                9,513
Growth & Income Fund                  71,544
Growth Stock Fund                     97,325
Health Sciences Fund                  30,863
Media & Telecommunications Fund          504
Mid-Cap Growth Fund                1,602,030
Mid-Cap Value Fund                     8,268
New America Growth Fund              115,482
New Era Fund                          38,459
New Horizons Fund                    914,498
Science & Technology Fund            525,912
Small-Cap Stock Fund                 668,769
Small-Cap Value Fund                 197,468
Value Fund                            50,018



   Each Advisor Class has adopted an Advisor Class administrative fee payment program ("Advisor Class AFP") under which various intermediaries, including intermediaries receiving 12b-1 payments, may receive payments from the Advisor Class in addition to 12b-1 fees for providing various recordkeeping and transfer agent type services to the Advisor classes and/or shareholders thereof. These services include, but are not limited to: transmission of net purchase and redemption orders; maintenance of separate records for shareholders reflecting purchases, redemptions, and share balances; mailing of shareholder confirmations and periodic statements; and telephone services in connection with the above. Under the Advisor Class AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2001.

Blue Chip Growth Fund-Advisor Class       $1,026,704
Equity Income Fund-Advisor Class             112,600
Mid-Cap Growth Fund-Advisor Class             15,391
Science & Technology Fund-Advisor Class    2,153,287
Small-Cap Stock Fund-Advisor Class            60,806
Small-Cap Value Fund-Advisor Class            31,931
Value Fund-Advisor Class                      17,257

   Control of Investment Advisor
   T. Rowe Price Group, Inc., ("Group") owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.



 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund's distributor for all T. Rowe Price mutual funds on a continuous basis. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

   Investment Services is located at the same address as the fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the Price funds, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the funds (other than Extended Equity Market Index Fund and Total Equity Market Index Fund) will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing of prospectuses and reports to shareholders; and issuing shares, including expenses of confirming purchase orders. For Extended Equity Market Index Fund and Total Equity Market Index Fund, these expenses are the responsibility of Investment Services.

   The Underwriting Agreement also provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by T. Rowe Price.


   Investment Services acts as the agent of the fund, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund. No compensation is paid to Investment Services.


   Blue Chip Growth, Equity Income, Growth Stock, Mid-Cap Growth, Science & Technology, Small-Cap Stock, Small-Cap Value, Value Advisor Classes


                   Distribution and Shareholder Services Plan

   The fund Directors adopted a Plan pursuant to Rule 12b-1 on February 9, 2000, with respect to each Advisor Class. Each Plan provides that the Advisor Class may compensate Investment Services or such other persons as the fund or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Advisor Class shares. It is expected that most, if not all, payments under the Plan will be made (either directly, or indirectly through Investment Services) to brokers, dealers, banks, insurance companies, and intermediaries other than Investment Services. Under the Plan, each Advisor Class pays a fee at the annual rate of up to 0.25% of that class's average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary. However, a lesser amount may be paid based on the level of services provided. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Advisor Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing the Advisor Class shares. The amount of fees paid by an Advisor Class during any year may be more or less than the cost of distribution and other services provided to the Advisor Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

   The Plan requires that Investment Services provide, or cause to be provided, a quarterly written report identifying the amounts expended by each Advisor Class and the purposes for which such expenditures were made, to the fund Directors for their review.

   Prior to approving the Plan, the fund considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit each fund, its Advisor Class, and the Advisor Class's shareholders. The fund Directors noted that to the extent the Plan allows a fund to sell Advisor Class shares in markets to which it would not otherwise have access, the Plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

   The Plan is renewable from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund Directors and (2) by a vote of the majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Advisor Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Advisor Class and by the fund Directors in the manner prescribed by Rule 12b-1 under the 1940 Act. The Plan is terminable with respect to an Advisor Class at any time by a vote of a majority of the Rule 12b-1 Directors or by a majority vote of the outstanding shares in the Advisor Class.

   The following payments for the period ended December 31, 2001 were made to third-party intermediaries, including broker-dealers and insurance companies, for the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administration services under the 12b-1 Plan.

Blue Chip Growth Fund-Advisor Class          $  729,000
Equity Income Fund-Advisor Class                 81,000
Mid-Cap Growth Fund-Advisor Class                14,000
Science & Technology Fund-Advisor Class       1,319,000
Small-Cap Stock Fund-Advisor Class               51,000
Small-Cap Value Fund-Advisor Class               25,000
Value Fund-Advisor Class                         12,000




   All funds

 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the fund's U.S. securities and cash, but it does not participate in the fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   The fund (other than Equity Index 500, Extended Equity Market Index, and Total Equity Market Index
   Funds) has entered into a Custodian Agreement with The Chase Manhattan Bank, London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The fund, its investment adviser (T. Rowe Price), and its principal underwriter (T. Rowe Price Investment Services), have a written Code of Ethics which requires persons with access to investment information ("Access Persons") to obtain prior clearance before engaging in personal securities transactions. In addition, all Access Persons must report their personal securities transactions within 10 days of their execution. Access Persons will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; ; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; ; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business and the use of affiliates to assist in routing orders for execution.


                      How Brokers and Dealers Are Selected

   Equity Securities
   In purchasing and selling equity securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers, and in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, the fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

   Fixed-Income Securities
   Fixed-income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   Equity and Fixed-Income Securities
   With respect to equity and fixed-income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.


 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid

   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts, and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers. In addition, such services may include computers and related hardware.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   Subject to its policy on directed brokerage (see below), T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe

   Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


                               Directed Brokerage

   In 2002, the T. Rowe Price Funds that invest in domestic equity securities adopted a commission recapture program. Under the program, a percentage of commissions generated by the portfolio transactions of those funds is rebated to the funds by the brokers and used to pay for certain fund operating expenses.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such brokers. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in
   Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the fund participates. Research is used overall to benefit such accounts which purchase in the offering.


                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.


                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The fund does not allocate business to any broker-dealer on the basis of its sales of the fund's shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the fund. T. Rowe Price may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders.
   T. Rowe Price frequently follows the practice of grouping orders of various clients for execution, which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.


                            Trade Allocation Policies

   T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro-rata basis. Examples of where adjustments may be made include: (i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate deminimis positions; (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, and credit exposure).


                                      Other

   For the last three fiscal years, the total brokerage commissions paid by each fund, including the discounts received by securities dealers in connection with underwritings, and the percentage of these commissions paid to firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of each fund, or, in some cases, to each fund, was as shown below.

                               2001                2000                1999
         Fund           Commissions    %    Commissions    %    Commissions     %
         ----           -----------    -    -----------    -    -----------     -
Balanced                $ 1,203,000  10.9%  $   399,000  11.5%  $   720,000   10.6%
Blue Chip Growth          7,972,000  39.8     7,485,000  58.5     7,088,000   45.8
Capital Appreciation      2,345,000  14.1     1,305,000  32.5     1,142,000   38.4
Capital Opportunity         101,000  31.5       121,000  24.5       298,000   28.9
Developing
Technologies                 72,000  10.9        42,000   3.1             *      *
Diversified Small-Cap
Growth                       55,000   2.4       105,000   1.3        75,000    1.5
Dividend Growth             640,000  66.5     1,070,000  72.0     1,420,000   57.5
Equity Income             7,344,000  26.2     8,687,000  47.3     9,653,000   45.3
Equity Index 500            193,000   0.8       331,000   0.8       378,000    0.0
Extended Equity Market
Index                        42,000   0.1        51,000   0.0        27,000    0.4
Financial Services          539,000  51.4       348,000  56.3       507,000   20.1
Global Technology           510,000  45.4       362,000  15.9             *      *
Growth & Income           4,538,000  49.5     6,522,000  57.4     2,428,000   35.8
Growth Stock              8,332,000  52.7    10,878,000  41.3     8,923,000   42.5
Health Sciences           2,732,000  60.4     2,560,000  30.3       593,000   33.1
Institutional
Large-Cap Growth              2,000   6.7             *     *             *      *
Institutional                 5,000  18.1         3,000  58.9             *      *
Large-Cap Value
------------------------------------------------------------------------------------
Institutional Mid-Cap
Equity Growth               565,000             547,000  25.1       654,000   34.7
Institutional
Small-Cap Stock             265,000  33.9       128,000  41.4             *      *
Media &
Telecommunications        3,993,000           3,517,000  36.5     2,041,000   12.9
Mid-Cap Growth           11,886,000  18.3     8,893,000  22.9    12,136,000   35.1
Mid-Cap Value             1,050,000  75.5       272,000  61.8       303,000   37.1
New America Growth        1,823,000  36.4     3,730,000  29.1     4,556,000   17.1
New Era                   1,411,000  40.4     2,352,000  32.5     2,122,000   52.3
New Horizons              7,929,000   7.1    13,876,000   3.8    12,816,000    4.2
Real Estate                 114,000  36.8        51,000  27.8        59,000   37.4
Science & Technology     15,035,000          13,388,000  39.5     9,172,000   33.9
Small-Cap Stock           2,865,000  38.0     2,214,000  38.4     2,851,000   26.6
Small-Cap Value           1,656,000  50.0       891,000  49.5       998,000   46.1
Total Equity Market
Index                        40,000   0.0        30,000   0.0        45,000    0.0
Value                     2,221,000  55.1     1,330,000  74.6     1,847,000   52.0
------------------------------------------------------------------------------------

 (*) Prior to commencement of operations.

   On December 31, 2001, the Balanced Fund held stock of American Express, Bank of America, Goldman Sachs Group, Morgan Stanley Dean Witter, J.P. Morgan Chase, Credit Suisse Group, and Deutsche Bank AG, with values of $5,632,000, $12,064,000, $2,319,000, $7,809,000, $7,456,000, $1,152,000, and $1,531,000,
   respectively. The fund also held bonds of American Express, Goldman Sachs Group, Morgan Stanley Dean Witter, and J.P. Morgan Chase, with values of $1,227,000, $4,133,000, $4,238,000, and $5,473,000, respectively. On December
   31, 2000, the fund held stock of Goldman Sachs Group, UBS, Chase Manhattan, and Morgan Stanley Dean Witter, with values of $2,674,000, $5,251,000, $9,320,000, and $11,063,000, respectively. The fund also held bonds of Goldman Sachs Group, Lehman Brothers, Morgan Stanley, and UBS, with values of $4,181,000, $1,535,000, $3,986,000, and $1,021,000, respectively. On December
   31, 1999, the fund held stock of Goldman Sachs and Morgan Stanley, with values of $2,355,000 and $9,964,000, respectively. The fund also held bonds of Morgan Stanley, Lehman Brothers, and Paine Webber, with values of $3,853,000, $5,278,000, and $3,650,000, respectively.

   On December 31, 2001, the Blue Chip Growth Fund held stock of Goldman Sachs Group, Merrill Lynch, and Morgan Stanley Dean Witter, with values of $30,144,000, $22,412,000, and $61,534,000, respectively. On December 31,
   2000, the fund held stock of Charles Schwab, Goldman Sachs Group, and Morgan Stanley Dean Witter, with values of $14,188,000, $22,457,000, and $64,985,000, respectively. On December 31, 1999, the fund held stock of Goldman Sachs, Bank America, and Morgan Stanley, with values of $11,425,000, $23,588,000, and $57,957,000, respectively.

   On December 31, 2001, the Blue Chip Growth Portfolio held stock of Goldman Sachs Group, Merrill Lynch, and Morgan Stanley Dean Witter, with values of $28,000, $21,000, and $52,000, respectively.

   On December 31, 2001, the Capital Opportunity Fund held stock of J.P. Morgan Chase and Merrill Lynch, with values of $334,000 and $438,000, respectively. On December 31, 2000, the fund held stock of FleetBoston Financial, Goldman Sachs Group, and Morgan Stanley Dean Witter, with values of $447,000, $332,000, and $699,000, respectively. On December 31, 1999, the fund held stock of Bank of America and Morgan Stanley, with values of $703,000 and $879,000, respectively.

   On December 31, 2001, the Diversified Small-Cap Growth Fund held stock of Investment Technology Group with a value of $369,000. On December 31, 1999, the fund held stock of Investment Technology Group with a value of $144,000.

   On December 31, 2001, the Dividend Growth Fund held stock of Morgan Stanley Dean Witter with a value of $4,755,000. On December 31, 2000, the fund held stock of Chase Manhattan and Morgan Stanley Dean Witter, with values of $3,181,000 and $3,566,000, respectively.

   On December 31, 2001, the Equity Income Fund held stock of J.P. Morgan Chase with a value of $106,578,000. On December 31, 2000, the fund held stock of J.P. Morgan with a value of $142,330,000. On December 31, 1999, the fund held stock of J.P. Morgan with a value of $126,625,000.

   On December 31, 2001, the Equity Income Portfolio held stock of J.P. Morgan Chase with a value of $8,018,000. On December 31, 1999, the portfolio held stock of Goldman Sachs and Morgan Stanley, with values of $565,000 and $47,000, respectively.

   On December 31, 2001, the Equity Index 500 Fund held stock of J.P. Morgan Chase, Lehman Brothers, Merrill Lynch, and Morgan Stanley Dean Witter, with values of $23,468,000, $5,386,000, $14,208,000 and $20,230,000, respectively.
   On December 31, 2000, the fund held stock of Bank America, Chase Manhattan, Morgan Stanley Dean Witter, and J.P. Morgan, with values of $25,682,000, $20,472,000, $30,539,000, and $9,253,000, respectively. On December 31, 1999, the fund held stock of Lehman Brothers with a value of $4,130,000.

   On December 31, 2001, the Equity Index 500 Portfolio held stock of Bear Stearns, J.P. Morgan Chase, Lehman Brothers, Merrill Lynch, and Morgan Stanley Dean Witter, with values of $3,000, $33,000, $7,000, $20,000, and $29,000, respectively.

   On December 31, 2001, the Extended Equity Market Index Fund held stock of Goldman Sachs Group, Investment Technology Group, Jeffries Group, and Knight Trading Group, with values of $487,000, $53,000, $34,000, and $35,000, respectively. On December 31, 2000, the fund held stock of Goldman Sachs Group, Investment Technology Group, and Knight Trading Group, with values of $364,000, $38,000, and $46,000, respectively. On December 31, 1999, the fund held stock of Donaldson, Lufkin & Jenrette with a value of $68,000.

   On December 31, 2001, the Financial Services Fund held stock of Goldman Sachs Group, Legg Mason, Merrill Lynch, and Morgan Stanley Dean Witter, with values of $10,175,000, $2,849,000, $4,691,000, and $1,399,000, respectively. On
   December 31, 2000, the fund held stock of Goldman Sachs Group, Merrill Lynch, and Morgan Stanley Dean Witter, with values of $12,373,000, $1,023,000, and $10,699,000, respectively. On December 31, 1999, the fund held stock of Goldman Sachs with a value of $2,261,000.

   On December 31, 2001, the Growth & Income Fund held stock of FleetBoston Financial, Goldman Sachs Group, J.P. Morgan Chase, and Morgan Stanley Dean Witter, with values of $30,543,000, $13,449,000, $29,989,000, and
   $31,886,000, respectively. On December 31, 2000, the fund held stock of Bear Stearns, Bank of America, and Morgan Stanley Dean Witter, with values of $7,096,000, $12,845,000, and $33,285,000, respectively. On December 31, 1999, the fund held stock of Bear Stearns and Morgan Stanley Dean Witter, with values of $22,156,000 and $28,550,000, respectively.

   On December 31, 2001, the Growth Stock Fund held stock of Morgan Stanley Dean Witter and Merrill Lynch, with values of $31,606,000 and $38,048,000, respectively. On December 31, 2000, the fund held stock of Morgan Stanley Dean Witter with a value of $42,002,000. On December 31, 1999, the fund held stock of Mellon Bank with a value of $19,703,000.

   On December 31, 2001, the Total Equity Market Index Fund held stock of Goldman Sachs Group, Investment Technology Group, Jeffries Group, J.P. Morgan Chase, Knight Trading Group, Lehman Brothers, Merrill Lynch, and Morgan Stanley Dean Witter, with values of $269,000, $23,000, $13,000, $1,087,000,
   $23,000, $261,000, $667,000, and $923,000, respectively. On December 31,
   2000, the fund held stock of Morgan Stanley Dean Witter, Goldman Sachs Group, Bank of America, J.P. Morgan, Chase Manhattan, Knight Trading Group, and Investment Technology Group, with values of $1,252,000, $214,000, $1,043,000, $381,000, $822,000, $22,000, and $17,000, respectively. On December 31, 1999, the fund held stock of Goldman Sachs, Lehman Brothers, and Donaldson, Lufkin & Jenrette, with values of $151,000, $119,000, and $73,000, respectively.

   On December 31, 2001, the Institutional Large-Cap Value Fund held stock of Bank of America and Merrill Lynch, with values of $63,000 and $52,000, respectively.

   On December 31, 2001, the New America Growth Fund held stock of Goldman Sachs Group and Morgan Stanley Dean Witter, with values of $12,521,000 and $12,027,000, respectively. On December 31, 2000, the fund held stock of Goldman Sachs Group and Morgan Stanley Dean Witter, with values of $10,694,000 and $33,681,000, respectively.

   On December 31, 2001, the New America Growth Portfolio held stock of Goldman Sachs Group and Morgan Stanley Dean Witter, with values of $951,000 and $923,000, respectively. On December 31, 2000, the portfolio held stock of Goldman Sachs Group and Morgan Stanley Dean Witter, with values of $770,000 and $2,417,000, respectively.

   On December 31, 2001, the Personal Strategy Balanced Portfolio held stock of Credit Suisse Group, Goldman Sachs Group, Morgan Stanley Dean Witter, Deutsche Bank AG, and Merrill Lynch, with values of $123,000, $272,000, $363,000, $116,000, and $47,000, respectively. On December 31, 2000, the
   Personal Strategy Balanced Portfolio held stock of Goldman Sachs Group and Morgan Stanley Dean Witter, with values of $64,000 and $174,000, respectively. The fund held bonds in Goldman Sachs Group, Lehman Brothers, and Morgan Stanley Dean Witter, with values of $418,000, $258,000, and $211,000, respectively. On December 31, 1999, the fund held stock of Goldman Sachs and Morgan Stanley Dean Witter with values of $19,000 and $114,000, respectively. The fund also held bonds of Paine Webber, with a value of $730,000.

   On December 31, 2001, the Value Fund held stock of Merrill Lynch with a value of $13,030,000. On December 31, 2000, the fund held stock of Bank of America with a value of $8,028,000. On December 31, 1999, the fund held stock of Bank of America with a value of $7,528,000.

   The portfolio turnover rate for each fund for the last three fiscal years was as follows:

               Fund                     2001          2000           1999
               ----                     ----          ----           ----
Balanced                                 36.0%         16.5%          20.7%
Blue Chip Growth                         48.3          50.9           41.3
Capital Appreciation                     25.1          32.4           28.3
Capital Opportunity                      53.6          64.7          133.1
Developing Technologies(b)              107.5         232.6*           (a)
Diversified Small-Cap Growth             30.3          66.0           49.4
Dividend Growth                          34.9          35.7           37.8
Equity Income                            17.3          21.9           21.8
Equity Index 500                          4.0           9.1            5.2
Extended Equity Market Index             31.3          30.5           23.4
Financial Services                       54.8          32.5           37.1
Global Technology                       189.2         123.6*           (a)
Growth & Income(c)                       65.9          80.3           20.3
Growth Stock                             64.1          74.3           55.8
Health Sciences                          74.6         110.6           81.9
Institutional Large-Cap Growth           98.2*          (a)            (a)
Institutional Large-Cap Value           106.3          58.4*           (a)
Institutional Mid-Cap Equity Growth      48.6          67.5           55.4
Institutional Small-Cap Stock            26.9          15.8*           (a)
Media & Telecommunications(b)           241.1         197.5           57.6
Mid-Cap Growth                           43.0          53.6           53.3
Mid-Cap Value                            57.5          31.9           26.8
New America Growth(d)                    52.1          81.4           39.7
-------------------------------------------------------------------------------
New Era                                  17.9          28.5           32.5
New Horizons                             27.4          47.2           44.7
Real Estate                              37.2          19.0           26.9
Science & Technology                    143.6         134.1          128.0
Small-Cap Stock                          16.5          32.8           42.3
Small-Cap Value                          16.8          14.4            7.3
Total Equity Market Index                 8.6           7.6            3.2
Value                                    42.2          55.9           67.8
-------------------------------------------------------------------------------

    *  Annualized.

    (a) Prior to commencement of operations.

    (b) The funds' high portfolio turnover was due to extreme volatility in the companies in which the funds invest.

    (c) The increase in the fund's portfolio turnover rate from 1999 to 2000 was the result of the fund's new portfolio manager emphasizing a greater balance between growth and value stocks and significant market volatility.

    (d) The increase in the fund's portfolio turnover rate from 1999 to 2000 was primarily the result of the fund's decision effective May 1, 2000, to adopt a broader investment focus and invest in companies believed to be in the fastest growing sectors of the economy. This involved selling some existing holdings and replacing them with other ones.


   All funds


 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

   Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued using prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

   Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale, redemption, and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, , (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, the fund's capital gain distributions, final quarterly dividend (Balanced, Dividend Growth, Equity Income, Equity Index 500, Growth & Income, and Real Estate Funds), and annual dividend (other funds), if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   A portion of the dividends paid by the fund may be eligible for the dividends-received deduction applicable to corporate shareholders.
   . Long-term capital gain distributions paid from the fund are never eligible for the dividend received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains (as of its tax year-end) to avoid a federal income tax.

   At the time of your purchase, the fund's net asset value may reflect undistributed income , capital gains, or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividend or capital gain distributions. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the Code: (1) the fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; and (2) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends) and the fund may qualify for the 70%

                deduction for dividends received by corporations.



                        Taxation of Foreign Shareholders

   The code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is engaged in a business in the U.S. and the gains are connected with that business, or the shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

   All funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

   To the extent the fund invests in foreign securities, the following would apply:


                      Passive Foreign Investment Companies

   The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies for U.S. tax purposes. Such foreign investment funds or trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such foreign investment funds or trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.


                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund's taxable year.


   All funds


 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any period of time will vary from the average.

                  Cumulative Performance Percentage Change
                           Periods ended 12/31/01
           Fund              1 Yr.    5 Yrs.   10 Yrs.   % Since     Inception
           ----              -----    ------   -------   -------     ---------
                                                        Inception      Date
                                                        ---------      ----
Balanced                      -3.98%   49.12%  155.13%  42,677.36%   12/31/39
Blue Chip Growth             -14.42    64.52    --         234.00    06/30/93
Blue Chip Growth
Fund-Advisor Class           -14.42    --       --         -21.39    03/31/00
Capital Appreciation          10.26    77.27   233.25      575.59    06/30/86
Capital Opportunity          -10.10    24.79    --         122.64    11/30/94
Developing Technologies      -30.58    --       --         -49.94    08/31/00
Diversified Small-Cap
Growth                        -9.81    --       --          17.18    06/30/97
Dividend Growth               -3.64    55.04    --         212.36    12/30/92
Equity Income                  1.64    67.96   269.46      804.16    10/31/85
Equity Income Fund-Advisor
Class                          1.51    --       --          18.38    03/31/00
Equity Index 500             -12.17    63.84   226.56      323.27    03/30/90
Extended Equity Market
Index                         -9.55    --       --          14.67    01/30/98
Financial Services            -3.13   112.57    --         141.05    09/30/96
Global Technology            -36.07    --       --         -52.50    09/29/00
Growth & Income               -2.17    50.28   221.57      868.53    12/21/82
Growth Stock                  -9.79    78.17   250.92   30,189.56    04/11/50
Health Sciences               -5.97   125.80    --         186.21    12/29/95
Institutional Large-Cap
Growth                        --       --       --          14.00    10/31/01
Institutional Large-Cap
Value                          4.44    --       --          20.71    03/31/00
Institutional Mid-Cap
Equity Growth                 -1.18    91.71    --         122.58    07/31/96
Institutional Small-Cap
Stock                          7.26    --       --          14.80    03/31/00
Media &
Telecommunications(a)         -6.93   132.90    --         227.89    10/13/93
Mid-Cap Growth                -0.98    90.08    --         427.37    06/30/92
Mid-Cap Growth Fund-Advisor
Class                         -1.10    --       --          -3.30    03/31/00
Mid-Cap Value                 14.36    87.28    --         117.81    06/28/96
New America Growth           -11.89    26.90   162.56      651.36    09/30/85
New Era                       -4.35    39.56   159.28    2,411.80    01/20/69
New Horizons                  -2.84    47.38             9,816.24    06/03/60
Real Estate                    8.87    --       --          30.22    10/31/97
Science & Technology         -41.19    12.64   241.88      593.91    09/30/87
Science & Technology
Fund-Advisor Class           -41.19    --       --         -65.34    03/31/00
Small-Cap Stock                6.81    77.43   288.04                06/01/56
Small-Cap Stock
Fund-Advisor Class             6.60    --       --          13.84    03/31/00
Small-Cap Value               21.94    65.47   291.78      429.74    06/30/88
Small-Cap Value
Fund-Advisor Class            21.84    --       --          41.04    03/31/00
Total Equity Market Index    -11.20    --       --          20.90    01/30/98
Value                          1.60    77.29    --         228.50    09/30/94
Value Fund-Advisor Class       1.45    --       --          16.78    03/31/00
-------------------------------------------------------------------------------



 (a) The five-year and inception figures are based partly on the fund's performance as a closed-end investment company traded on the New York Stock Exchange until July 28, 1997, when it was converted to an open-end mutual fund.

                   Average Annual Compound Rates of Return
                           Periods ended 12/31/01
            Fund              1 Yr.    5 Yrs.   10 Yrs.   % Since    Inception
            ----              -----    ------   -------   -------    ---------
                                                         Inception     Date
                                                         ---------     ----
Balanced                       -3.98%   8.32%    9.82%     10.27%    12/31/39
Blue Chip Growth              -14.42   10.47    --         15.24     06/30/93
Blue Chip Growth
Fund-Advisor Class            -14.42   --       --        -12.82     03/31/00
Capital Appreciation           10.26   12.13    12.79      13.11     06/30/86
Capital Opportunity           -10.10    4.53    --         11.96     11/30/94
Developing Technologies       -30.58   --       --        -40.49     08/31/00
Diversified Small-Cap Growth   -9.81   --       --          3.58     06/30/97
Dividend Growth                -3.64    9.17    --         13.49     12/30/92
Equity Income                   1.64   10.93    13.96      14.59     10/31/85
Equity Income Fund-Advisor
Class                           1.51   --       --         10.10     03/31/00
Equity Index 500              -12.17   10.38    12.56      13.06     03/30/90
Extended Equity Market Index   -9.55   --       --          3.55     01/30/98
Financial Services             -3.13   16.28    --         18.24     09/30/96
Global Technology             -36.07   --       --        -44.77     09/29/00
Growth & Income                -2.17    8.49    12.39      12.67     12/21/82
Growth Stock                   -9.79   12.25    13.38      11.68     04/11/50
Health Sciences                -5.97   17.69    --         19.14     12/29/95
Institutional Large-Cap
Growth                         --      --       --        (a)        10/31/01
Institutional Large-Cap
Value                           4.44   --       --         11.33     03/31/00
Institutional Mid-Cap Equity
Growth                         -1.18   13.90    --         15.91     07/31/96
Institutional Small-Cap
Stock                           7.26   --       --          8.19     03/31/00
Media &
Telecommunications(b)          -6.93   18.42    --         15.55     10/13/93
Mid-Cap Growth                 -0.98   13.71    --         19.12     06/30/92
Mid-Cap Growth Fund-Advisor
Class                          -1.10   --       --         -1.89     03/31/00
Mid-Cap Value                  14.36   13.37    --         15.18     06/28/96
New America Growth            -11.89    4.88    10.13      13.21     09/30/85
New Era                        -4.35    6.89    10.00      10.28     01/20/69
New Horizons                   -2.84    8.07    13.75      11.69     06/03/60
Real Estate                     8.87   --       --          6.54     10/31/97
Science & Technology          -41.19    2.41    13.08      14.56     09/30/87
Science & Technology
Fund-Advisor Class            -41.19   --       --        -45.34     03/31/00
Small-Cap Stock                 6.81   12.15    14.52      14.14     06/01/56
Small-Cap Stock Fund-Advisor
Class                           6.60   --       --          7.67     03/31/00
Small-Cap Value                21.94   10.60    14.63      13.14     06/30/88
Small-Cap Value Fund-Advisor
Class                          21.84   --       --         21.66     03/31/00
Total Equity Market Index     -11.20   --       --          4.96     01/30/98
Value                           1.60   12.13    --         17.82     09/30/94
Value Fund-Advisor Class        1.45   --       --          9.25     03/31/00
-------------------------------------------------------------------------------



 (a) No figure is provided because the fund's performance is for a period of less than one year.

 (b) The five-year and inception figures are based partly on the fund's performance as a closed-end investment company traded on the New York Stock Exchange until July 28, 1997, when it was converted to an open-end mutual fund.


                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index, (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firms, ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the consumer price index (or any other measure for inflation), or government statistics, such as GNP, may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantaged product, may be illustrated by graphs, charts, etc.; (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector; (6) the fund may disclose the performance of other funds or accounts managed by T. Rowe Price in a manner similar to the fund; and (7) the blended total returns or performance rankings of the funds may be disclosed.


                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund's portfolio.


                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The T. Rowe Price funds, including the Advisor Classes, are considered to be "no-load" funds. They impose no front-end or back-end sales loads. However, the Advisor Classes do charge 12b-1 fees. Under applicable National Association of Securities Dealers Regulation, Inc. ("NASDR") regulations, mutual funds that have no front-end or deferred sales charges and whose total asset-based charges for sales-related expenses and/or service fees (as defined by NASDR) do not exceed 0.25% of average net assets per year may be referred to as no-load funds.


                               Redemptions in Kind

   The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind and in cash as set forth in its prospectus.

   In the unlikely event a shareholder were to receive an in-kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

   Balanced Fund

   On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the SEC requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.

   Media & Telecommunications Fund

   On July 28, 1997, the fund converted its status from a closed-end fund to an open-end mutual fund. Prior to the conversion the fund was known as New Age Media Fund, Inc.

   Small-Cap Stock Fund

   Effective May 1, 1997, the fund's name was changed from the T. Rowe Price OTC Fund to the T. Rowe Price Small-Cap Stock Fund.

   Equity Index 500 Fund

   Effective January 30, 1998, the fund's name was changed from T. Rowe Price Equity Index Fund to the T. Rowe Price Equity Index 500 Fund.


   All funds except Capital Appreciation, Equity Income, and New America Growth Funds


 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The fund's Charter authorizes the Board of Directors/Trustees to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series; each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors/Trustees may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

   Except to the extent that the fund's Board of Directors/Trustees might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors/trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors/trustees unless and until such time as less than a majority of the directors/

   trustees holding office have been elected by shareholders, at which time the directors/trustees then in office will call a shareholders' meeting for the election of directors/trustees. Except as set forth above, the directors/

   trustees shall continue to hold office and may appoint successor directors/trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors/trustees can, if they choose to do so, elect all the directors/trustees of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director/trustee. As set forth in the By-Laws of the fund, a special meeting of shareholders of the fund shall be called by the Secretary of the fund on the written request of shareholders entitled to cast at least 10% of all the votes of the fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the fund to the extent required by Section 16(c) of the 1940 Act.


   Capital Appreciation, Equity Income, and New America Growth Funds


 ORGANIZATION OF THE FUNDS
 -------------------------------------------------------------------------------
   For tax and business reasons, the funds were organized as Massachusetts Business Trusts, and are registered with the SEC under the 1940 Act as diversified, open-end investment companies, commonly known as "mutual funds."

   The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the fund. In the event of the liquidation of the fund, each share is entitled to a pro-rata share of the net assets of the fund.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to
   Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

   Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or a Trustee. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which T. Rowe

   Price believes is remote. Upon payment of any liability incurred by the fund, the shareholders of the fund paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.


   All funds


 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's shares are registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Shearman & Sterling, whose address is 599 Lexington Avenue, New York, New York 10022, is legal counsel to the fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.

   The financial statements of the funds listed below for the periods ended December 31, 2001, and the report of independent accountants are included in each fund's Annual Report for the periods ended December 31, 2001. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the periods ended December 31, 2001, are incorporated into this Statement of Additional Information by reference (references are to page numbers in the Reports):

                          ANNUAL REPORT REFERENCES:
                                 EQUITY       FINANCIAL  NEW AMERICA  NEW ERA
                                 INCOME       SERVICES   GROWTH       -------
                                 ------       --------   ------
Financial Highlights, December                    1           1
31, 2001                              8           0           0         10
Statement of Net Assets,
December 31, 2001                   10-17       11-13       11-16       11-15
Statement of Operations, year
ended
December 31, 2001                    18          14          17          16
Statement of Changes in Net
Assets, years ended December
31, 2001, and December 31, 2000     19-20        15          18          17
Notes to Financial Statements,
December 31, 2001                   21-25       16-19       19-22       18-22
Report of Independent
Accountants                          26          20          23          23



                                    DIVIDEND  GROWTH   BLUE CHIP  CAPITAL
                                    GROWTH    STOCK    GROWTH     OPPORTUNITY
                                    ------    -----    ------     -----------
Financial Highlights, December 31,
2001                                   9         9        11           8
Statement of Net Assets, December
31, 2001                             10-16     10-16     13-19        9-20
Statement of Operations, year
ended
December 31, 2001                      17       17        20           21
Statement of Changes in Net
Assets, years ended
December 31, 2001, and December
31, 2000                               18       18       21-22         22
Notes to Financial Statements,
December 31, 2001                    19-22     19-24     23-27        23-26
Report of Independent Accountants      23       25        28           27



                                              MID-CAP  REAL    INSTITUTIONAL
                                     VALUE    VALUE    ESTATE  MID-CAP EQUITY
                                     -----    -----    ------  GROWTH
                                                               ------
Financial Highlights, December 31,
2001                                    8        9       9           7
Statement of Net Assets, December
31, 2001                              10-16    10-16   10-12         8-10
Statement of Operations, year ended
December 31, 2001                      17       17       13           11
Statement of Changes in Net Assets,
years ended
December 31, 2001, and December 31,
2000                                  18-19     18       14           12
Notes to Financial Statements,
December 31, 2001                     20-24    19-22   15-18        13-14
Report of Independent Accountants      25       23       19           15

                                       EXTENDED      TOTAL EQUITY
                                       EQUITY        MARKET INDEX
                                       MARKET INDEX  ------------
                                       ------------
Financial Highlights, December 31,
2001                                        2             2
Portfolio of Investments,
December 31, 2001                          3-86           3-68
Statement of Assets and Liabilities,
December 31, 2001                           87            69
Statement of Operations, year ended
December 31, 2001                           88             70
Statement of Changes in Net Assets,
years ended December 31, 2001, and
December 31, 2000                           89             71
Notes to Financial Statements,
December 31, 2001                         90-93          72-75
Report of Independent Accountants           94             76



                                           DIVERSIFIED   GROWTH      HEALTH
                                           SMALL-CAP     & INCOME    SCIENCES
                                           GROWTH        --------    --------
                                           ------
Financial Highlights, December 31, 2001         9            9          9
Statement of Net Assets, December 31,
2001                                          10-23        10-15       10-15
Statement of Operations, year ended
December 31, 2001                               24           16          16
Statement of Changes in Net Assets, years
ended
December 31, 2001, and December 31, 2000        25           17          17
Notes to Financial Statements, December
31, 2001                                      26-29        18-22       18-22
Report of Independent Accountants               30           23          23



                                                    GLOBAL       DEVELOPING
                                                    TECHNOLOGY   TECHNOLOGIES
                                                    ----------   ------------
Financial Highlights, December 31, 2001                  8            8
Statement of Net Assets, December 31, 2001             9-13           9-13
Statement of Operations, December 31, 2001              14             14
Statement of Changes in Net Assets, periods ended
December 31, 2001, and December 31, 2000                15             15
Notes to Financial Statements, December 31, 2001       16-20         16-19
                                                         2
Report of Independent Accountants                        1            20

                                                  SCIENCE &     EQUITY
                                                  TECHNOLOGY    INDEX 500
                                                  ----------    ---------
Financial Highlights, December 31, 2001                8             1
Statement of Net Assets, December 31, 2001           10-14          2-20
                                                                     2
Statement of Operations, December 31, 2001             15            1
Statement of Changes in Net Assets, years ended                      2
December 31, 2001, and December 31, 2000             16-17           2
                                                                     2
Notes to Financial Statements, December 31, 2001     18-22          3-28
Report of Independent Accountants                      23            29



                                                 NEW       CAPITAL     MID-CAP
                                       BALANCED  HORIZONS  APPRECIATIONGROWTH
                                       --------  --------          ----------
Financial Highlights, December 31,                                        1
2001                                      10        11         8          2
Portfolio of Investments, December
31, 2001                                11-39     12-22       9-15       14-19
Statement of Assets and Liabilities,
December 31, 2001                         40        23         16          20
Statement of Operations, year ended
December 31, 2001                         41        24         17          21
Statement of Changes in Net Assets,
years ended
December 31, 2001, and December 31,
2000                                      42        25         18        22-23
Notes to Financial Statements,
December 31, 2001                       43-47     26-29      19-22       24-28
Report of Independent Accountants         48        30         23          29



                                                  SMALL-CAP  MEDIA &
                                                  STOCK      TELECOMMU-
                                                  -----      NICATIONS
                                                             ---------
Financial Highlights, December 31, 2001              10          7
Portfolio of Investments, December 31, 2001         12-22        8-10
Statement of Assets and Liabilities,
December 31, 2001                                    23           11
Statement of Operations, year ended
December 31, 2001                                    24           12
Statement of Changes in Net Assets, years ended
December 31, 2001, and December 31, 2000            25-26         13
Notes to Financial Statements, December 31, 2001    27-31       14-17
Report of Independent Accountants                    32           18

                                                  INSTITUTIONAL  SMALL-CAP
                                                  LARGE-CAP      VALUE
                                                  VALUE          -----
                                                  -----
Financial Highlights, December 31, 2001                 5             8
Portfolio of Investments, December 31, 2001            6-8           10-21
Statement of Assets and Liabilities, December
31,
2001                                                    9              22
Statement of Operations, year ended December 31,
2001                                                   10              23
Statement of Changes in Net Assets, years ended
December 31, 2001, and December 31, 2000               11            24-25
Notes to Financial Statements, December 31, 2001      12-13          26-30
Report of Independent Accountants                      14              31



                                          INSTITUTIONAL
                                          SMALL-CAP STOCK
                                          ---------------
Financial Highlights, December 31, 2001          6
Statement of Net Assets, December 31,
2001                                            7-11
Statement of Operations, December 31,
2001                                             12
Statement of Changes in Net Assets,
December 31, 2001                                13
Notes to Financial Statements, December
31, 2001                                        14-15
                                                 1
Report of Independent Accountants                6



                                          INSTITUTIONAL
                                          LARGE-CAP GROWTH
                                                    ------
Financial Highlights, December 31, 2001         4
Statement of Net Assets, December 31,
2001                                            5-6
Statement of Operations, for the period
ended December 31, 2001                          7
Statement of Changes in Net Assets, for
the period ended December 31, 2001               8
Notes to Financial Statements, December
31, 2001                                        9-10
                                                1
Report of Independent Accountants               1

                                 BLUE CHIP      EQUITY INCOME
                                 GROWTH         FUND-ADVISOR    VALUE FUND-
                                 FUND-ADVISOR   CLASS           ADVISOR CLASS
                                 CLASS          -----           -------------
                                 -----
Financial Highlights, December
31, 2001                              12              9               9
                                                      10
Statement of Net Assets,                              -1
December 31, 2001                    13-19            7              10-16
Statement of Operations, year                         1
ended December 31, 2001               20              8               17
Statement of Changes in Net
Assets, for the periods ended
December 31, 2001, and December                       1
31, 2000                             21-22           9-20            18-19
                                                      2
Notes to Financial Statements,                        1
December                                              -
31, 2001                             23-27            25             20-24
Report of Independent                  2                              2
Accountants                            8              26              5




                                                 MID-CAP        SMALL-CAP STOCK
                                                 GROWTH FUND-   FUND-
                                                 ADVISOR CLASS  ADVISOR CLASS
                                                 -------------  -------------
                                                       1
Financial Highlights, December 31, 2001                3             11
                                                       1
                                                       4
                                                      -1
Portfolio of Investments, December 31, 2001            9             12-22
Statement of Assets and Liabilities, December
31, 2001                                              20              23
Statement of Operations, year ended December           2
31, 2001                                               1              24
Statement of Changes in Net Assets, for the
periods ended December 31, 2001, and December         22
31, 2000                                              -23            25-26
                                                       2
                                                       4
Notes to Financial Statements, December 31,           -2
2001                                                   8             27-31
                                                       2
Report of Independent Accountants                      9              32



                                                            SMALL-CAP VALUE
                                                            FUND-ADVISOR CLASS
                                                                         -----
Financial Highlights, December 31, 2001                            9
Portfolio of Investments, December 31, 2001                       10-21
Statement of Assets and Liabilities, December 31, 2001              22
Statement of Operations, year ended December 31, 2001               23
Statement of Changes in Net Assets, for the periods ended
December 31, 2001, and December 31, 2000                          24-25
Notes to Financial Statements, December 31, 2001                  26-30
Report of Independent Accountants                                   31

                                                            SCIENCE &
                                                            TECHNOLOGY
                                                            FUND-ADVISOR
                                                            CLASS
                                                            -----
Financial Highlights, December 31, 2001                           9
Statement of Net Assets, December 31, 2001                       10-14
Statement of Operations, year ended December 31, 2001             15
Statement of Changes in Net Assets, for the periods ended
December 31, 2001, and December 31, 2000                         16-17
Notes to Financial Statements, December 31, 2001                 18-22
Report of Independent Accountants                                 23





 RATINGS OF CORPORATE DEBT SECURITIES
 -------------------------------------------------------------------------------

                         Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to repayment of principal or payment of interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C-Bonds rated C represent the lowest rated and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security, or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C-Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

  STATEMENT OF ADDITIONAL INFORMATION
   The date of this Statement of Additional Information is March 1, 2002.

         T. ROWE PRICE INTERNATIONAL FUNDS, INC.
              T. Rowe Price Emerging Europe & Mediterranean Fund
              T. Rowe Price Emerging Markets Stock Fund
              T. Rowe Price European Stock Fund
              T. Rowe Price Global Stock Fund
              T. Rowe Price International Discovery Fund
              T. Rowe Price International Growth & Income Fund
              T. Rowe Price International Stock Fund
                 T. Rowe Price International Stock Fund-Advisor Class
              T. Rowe Price Japan Fund
              T. Rowe Price Latin America Fund
              T. Rowe Price New Asia Fund
         T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.
              T. Rowe Price Institutional Foreign Equity Fund
         T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
              T. Rowe Price International Equity Index Fund
 -------------------------------------------------------------------------------

   Mailing Address:
   T. Rowe Price Investment Services, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202
   1-800-638-5660

   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated March 1, 2002, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each fund's financial statements for the period ended October 31, 2001, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.


                                                                  C01-043 3/1/02

                              TABLE OF CONTENTS
                              -----------------
                                Page                                     Page
                                ----                                     ----
Capital Stock                     84       Investment Restrictions           21

--------------------------------------     ------------------------------------
Code of Ethics                    74       Legal Counsel                     86

--------------------------------------     ------------------------------------
Custodian                         73       Management of the Funds           23

--------------------------------------     ------------------------------------
Distributor for the Funds         72       Net Asset Value per Share         80

--------------------------------------     ------------------------------------
Dividends and Distributions       80       Portfolio Management               8
                                           Practices
--------------------------------------     ------------------------------------
Federal Registration of Shares    85       Portfolio Transactions            74

--------------------------------------     ------------------------------------
Independent Accountants           86       Pricing of Securities             79

--------------------------------------     ------------------------------------
Investment Management Services    66       Principal Holders of              66
                                           Securities
--------------------------------------     ------------------------------------
Investment Objectives and          2       Risk Factors                       2
Policies
--------------------------------------     ------------------------------------
Investment Performance            82       Services by Outside Parties       71

--------------------------------------     ------------------------------------
Investment Program                 6       Tax Status                        80

--------------------------------------     ------------------------------------





 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each fund's investment objectives and policies discussed in each fund's prospectus.

   Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund's operating policies are subject to change by each Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price") Moody's Investors Service, Inc. ("Moody's") Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")
                  T. Rowe Price International, Inc. ("T. Rowe Price International")

   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.



 RISK FACTORS
 -------------------------------------------------------------------------------
   All funds

   The fund's investment manager, T. Rowe Price International, one of America's largest managers of no-load international mutual fund assets, regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree or risk and level of return that can be expected from each market. Of course, there can be no assurance that T. Rowe Price International's forecasts of expected return will be reflected in the actual returns achieved by the fund.

   Each fund's share price will fluctuate with market, economic, and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The funds should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. The funds are subject to risks unique to international investing. See discussion under "Risk Factors of Foreign Investing" below. Further, there is no assurance that the favorable trends discussed below will continue, and the funds cannot guarantee they will achieve their objectives.

   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the fund will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

  . Political and Economic Factors Individual foreign economies of some countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of some foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value, setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In 1999, the democratically elected government of Pakistan was overthrown by a military coup. The Russian government also defaulted on all its domestic debt. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea. In 2001, Argentina defaulted on its foreign-owned debt and had the peso devalued, resulting in the resignation of its president and deadly riots in December in response to government-mandated austerity measures.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the fund's assets denominated in that currency. Such changes will also affect the fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of the fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of the fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and at times preclude investment in certain of such countries and increase the cost and expenses of the fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") traded in the United States or on foreign exchanges. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on United States exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the fund.

  . Investment Funds The fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The fund's investment in these funds is subject to the provisions of the 1940 Act. If the fund invests in such investment funds, the fund's shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  . Small Companies Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets, and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium-sized companies.

  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which cause significant risks and uncertainties to investment in Eastern Europe and Russia.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

  . Japan

   The Japan Fund's concentration of its investments in Japan means the fund will be more dependent on the investment considerations discussed above and may be more volatile than a fund which is broadly diversified geographically. To the extent any of the other funds also invest in Japan, such investments will be subject to these same factors. Additional factors relating to Japan include the following:

   Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world's highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya.

   Economy The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan's economic problems. The yen has had a history of unpredictable and volatile movements against the dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

   Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

   Foreign Trade Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

  . Asia (ex-Japan)

   Political Instability The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets.

   Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund's interests in securities denominated in such currencies.

   Debt A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund ("IMF") and others that impose strict repayment term schedules and require significant economic and financial restructuring.



 INVESTMENT PROGRAM
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                               Types of Securities

   Set forth below is additional information about certain of the investments described in each fund's prospectus.


                               Hybrid Instruments

   Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "hybrid instruments"). Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively "underlying assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

   The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed-rate or a floating-rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

   Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund's Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price International, under the supervision of the fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price International will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price International could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The fund may acquire warrants. Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the fund may invest in these securities.



 PORTFOLIO MANAGEMENT PRACTICES
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                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers, institutional investors, or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program. The collateral, in turn, is invested in short-term securities. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the fund employs an agent to implement its securities lending program and the agent receives a fee from the fund for its services. The fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price International to be of good standing and will not be made unless, in the judgment of T. Rowe

   Price International, the consideration to be earned from such loans would justify the risk. Additionally, the fund bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.


                         Interfund Borrowing and Lending

   The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from and/or lend money to other funds in the T. Rowe

   Price complex ("Price Funds"). All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.


                              Repurchase Agreements

   The fund may enter into a repurchase agreement through which an investor (such as the fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The fund will only enter into repurchase agreements where (1) the underlying securities are of the type (excluding maturity limitations) which the fund's investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                              Money Market Reserves

   It is expected that the fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and T. Rowe Price International. Currently, two such money market funds are in operation--T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

   Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the fund. While neither RIF nor GRF pays an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the FDIC or any other government agency. Although the funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.


                                     Options

   Options are a type of potentially high-risk derivative.

   All funds except International Equity Index Fund


                          Writing Covered Call Options

   The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income which should serve to enhance the fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price International's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

   A call option gives the holder (buyer) the right to purchase, and the writer (seller) has the obligation to sell, a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do), but capable of enhancing the fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund's loss could be significant.

   The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price International, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund in the portfolio of investments. This liability will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed, or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

   The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.

                           Writing Covered Put Options

   The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The fund would write put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The fund would generally write covered put options in circumstances where T. Rowe Price International wishes to purchase the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.The premium received by the fund for writing covered put options will be recorded as a liability of the fund in the portfolio of investments. This liability will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed, or, in the absence of such sale, the mean of closing bid and ask prices.


                             Purchasing Put Options

   The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe
   Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund in the portfolio of investments. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

   The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the fund when purchasing a call option will be recorded as an asset of the fund in the portfolio of investments. This asset will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

                        Dealer (Over-the-Counter) Options

   The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   International Equity Index Fund

   The only options activity the fund currently may engage in is the purchase of call options. Such activity is subject to the same risks described above under "Purchasing Call Options." However, the fund reserves the right to engage in other options activity.


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts") for hedging, yield or return enhancement, and risk management purposes.

   The International Equity Index Fund may only enter into stock index futures which are appropriate for its investment program, to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. The fund will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

   Stock index futures contracts may be used to provide a hedge for a portion of the fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price International to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund's portfolio successfully, the fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The fund will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   Regulatory Limitations
   If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors without a shareholder vote and does not limit the percentage of the fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund's open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   Financial futures contracts are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

   Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset (as adjusted by a multiplier) at the time the stock index futures contract expires.


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions which would operate to terminate the fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market or economic events. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price

   International will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the fund for hedging purposes is also subject to T. Rowe Price

   International's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price International believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price
   International might not result in a successful hedging transaction over a very short time period.

                          Options on Futures Contracts

   The fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on futures contracts are valued daily at the last sale price of its primary exchange at the time of which the net asset value per share of the fund is computed (close of New York Stock Exchange), or in the absence of such sale, the mean of closing bid and ask prices.

   As an alternative to writing or purchasing call and put options on stock index futures, the fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the funds and the other T. Rowe Price funds in a fair and nondiscriminatory manner.


          Special Risks of Transactions in Options on Futures Contracts

   The risks described under "Special Risks of Transactions in Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument, or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


                    Additional Futures and Options Contracts

   Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the fund's order is placed and the time it is liquidated, offset, or exercised.


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio , however, under normal conditions the International Equity Index

   Fund does not hedge its currency exposure . The fund's use of such contracts would include, but not be limited to, the following:

   First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when T. Rowe Price International believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for relative currency values will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price International believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the fund will be served.

   The fund may enter into forward contacts for any other purpose consistent with the fund's investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the fund may net offsetting positions.

   At the maturity of a forward contract, the fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price International. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   The fund may enter into certain options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

   Transactions considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from options, futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   Entering into certain options, futures contracts, swaps, or foreign forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.

   The Internal Revenue Service has issued a notice proposing alternative methods for the inclusion or deduction of certain payments made under swap contracts. Although not anticipated, it is possible that final rules could result in changes to the amounts recorded by the fund, potentially impacting the tax results of the fund.



 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities, except that it may enter into futures contracts and options thereon;

   (3) Industry Concentration Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that the International Equity Index Fund will invest more than 25% of the value of its total assets in issuers having their principal business activities in the same industry to the extent necessary to replicate the index that the fund uses as its benchmark as set forth in its prospectus.

   (4) Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

   All funds except Latin America, Emerging Europe & Mediterranean, and New Asia Funds

   (5) Percent Limit on Assets Invested in Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);

   All funds

   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act; or

   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.

       . For purposes of investment restriction (3): U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry.

       . Industries are determined by reference to the classifications of industries set forth in the fund's semiannual and annual reports.

       . It is the position of the staff of the SEC that foreign governments are industries for purposes of this restriction.

       For purposes of investment restriction (4), the fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


                               Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;

   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds;

   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (7) Mortgaging Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33/1//\\/3/\\% of the fund's total assets at the time of borrowing or investment;

   (8) Oil and Gas Programs Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities; or

   (11) Warrants Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

   In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. Each fund is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the fund's total assets may be invested in such securities.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The officers and directors of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. These directors are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

   The fund is governed by a Board of Directors that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The majority of Board members are independent of T. Rowe Price or T. Rowe Price International. Each Board currently has three committees, described in the following paragraphs.

   The Committee of Independent Directors, which consists of all of the independent directors of the funds, is responsible for selecting candidates for election as independent directors or trustees to fill vacancies on each fund's Board. F. Pierce Linaweaver is chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. The committee held no formal meetings during the last fiscal year.

   The Joint Audit Committee is comprised of David K. Fagin, F. Pierce Linaweaver, John G. Schreiber, and Paul M. Wythes. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the T. Rowe Price funds to review:
   (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting or other questions relating to particular areas of the T. Rowe Price funds' operations or the operations of parties dealing with the T. Rowe Price funds, as circumstances indicate. The Audit Committee for the funds met three times in 2001. All members of the committee participated in the meetings.

   The fund's Executive Committee, consisting of the fund's interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.


                              Independent Directors

                                                                                     Number of
                                      Term of Office(b)                              Portfolios
                                      and Length of Time                              in Fund
                        Position(s)         Served        Principal Occupation(s)     Complex      Other Directorships of
  Name, Address, and     Held with                         During Past 5 Years(a)   Overseen by       Public Companies
    Date of Birth           Fund                                                      Director
---------------------------------------------------------------------------------------------------------------------------
 Calvin W. Burnett,     Director      Director since      President, Coppin              97       Provident Bank of
 Ph.D.                                later of            State College                           Maryland
 100 East Pratt Street                2001
 Baltimore, MD 21202                   or
 3/16/32                              inception of
                                      fund(c)
---------------------------------------------------------------------------------------------------------------------------
 Anthony W. Deering     Director      Director since      Director, Chairman             97       The Rouse Company
 100 East Pratt Street                later of            of the Board,
 Baltimore, MD 21202                  1991                President, and Chief
 1/28/45                               or                 Executive Officer,
                                      inception of        The Rouse
                                      fund(c)             Company, real estate
                                                          developers
---------------------------------------------------------------------------------------------------------------------------
 Donald W. Dick, Jr.    Director      Director since      Principal,                     97       None
 100 East Pratt Street                later of            EuroCapital
 Baltimore, MD 21202                  1988                Advisors, LLC, an
 1/27/43                               or                 acquisition and
                                      inception of        management
                                      fund(c)             advisory firm
---------------------------------------------------------------------------------------------------------------------------
 David K. Fagin         Director      Director since      Director, Dayton               97       Dayton Mining
 100 East Pratt Street                later of            Mining Corporation                      Corporation, Golden
 Baltimore, MD 21202                  2001                (6/98 to present),                      Star Resources Ltd.,
 4/9/38                                or                 Golden Star                             and Canyon
                                      inception of        Resources Ltd., and                     Resources, Corp.
                                      fund(c)             Canyon Resources,
                                                          Corp. (5/00 to
                                                          present); Chairman
                                                          and President, Nye
                                                          Corporation
---------------------------------------------------------------------------------------------------------------------------
 F. Pierce Linaweaver   Director      Director since      President, F. Pierce           97       None
 100 East Pratt Street                later of            Linaweaver &
 Baltimore, MD 21202                  2001                Associates, Inc.,
 8/22/34                               or                 consulting
                                      inception of        environmental &
                                      fund(c)             civil engineers
---------------------------------------------------------------------------------------------------------------------------
 Hanne M. Merriman      Director      Director since      Retail Business                97       Ann Taylor Stores
 100 East Pratt Street                later of            Consultant                              Corporation,
 Baltimore, MD 21202                  2001                                                        Ameren Corp.,
 11/16/41                              or                                                         Finlay Enterprises,
                                      inception of                                                Inc., The Rouse
                                      fund(c)                                                     Company, and US
                                                                                                  Airways Group, Inc.
---------------------------------------------------------------------------------------------------------------------------
 John G. Schreiber      Director      Director since      Owner/President,               97       AMLI Residential
 100 East Pratt Street                later of            Centaur Capital                         Properties Trust,
 Baltimore, MD 21202                  2001                Partners, Inc., a real                  Host Marriott
 10/21/46                              or                 estate investment                       Corporation, and
                                      inception of        company; Senior                         The Rouse Company,
                                      fund(c)             Advisor and Partner,                    real estate developers
                                                          Blackstone Real
                                                          Estate Advisors, L.P.
---------------------------------------------------------------------------------------------------------------------------
 Hubert D. Vos          Director      Director since      Owner/President,               97       None
 100 East Pratt Street                later of            Stonington Capital
 Baltimore, MD 21202                  2001                Corporation, a
 8/2/33                                or                 private investment
                                      inception of        company
                                      fund(c)
---------------------------------------------------------------------------------------------------------------------------
 Paul M. Wythes         Director      Director since      Founding Partner of            97        Teltone Corporation
 100 East Pratt Street                later of            Sutter Hill Ventures,
 Baltimore, MD 21202                  1996                a venture capital
 6/23/33                               or                 limited partnership,
                                      inception of        providing equity
                                      fund(c)             capital to young
                                                          high technology
                                                          companies
                                                          throughout the
                                                          United States
---------------------------------------------------------------------------------------------------------------------------

 (a) Unless otherwise indicated, the Independent Directors have been engaged in their respective principal occupations for at least five years.

 (b) Each director serves until election of a successor.

 (c) See fund inception dates in the chart below.

             Fund Inception Dates
Fund                              Inception Date
----                              --------------
International Stock                  05/09/80
International Discovery              12/30/88
International Growth & Income        12/21/98
European Stock                       02/28/90
Japan                                12/30/91
Latin America                        12/29/93
New Asia                             09/28/90
Emerging Markets Stock               03/31/95
Global Stock                         12/29/95
Institutional Foreign Equity         09/07/89
Emerging Europe & Mediterranean      08/31/00
International Equity Index           11/30/00




                                Inside Directors

                                   Term of                                Number of    O
                                   Office(                                Portfolios   ther
                                   a                                      in Fund      Director
                     Position(s)   )                                      Complex      ships of
Name, Address, and   Held with     and Length   Principal Occupation(s)   Overseen     Public
Date of Birth        Fund          of Time      During Past 5 Years       by Director  Companies
                                   Served
--------------------------------------------------------------------------------------------------



 James S. Riepe         Director   Director since    Vice Chairman of the Board,         97     None
 100 East Pratt Street             later of          Director and Managing
 6/25/43                           2002              Director, T. Rowe Price
                                                     and
                                   or inception
                                   of fund(b)        T. Rowe Price
                                                     Group, Inc.
                                                     ;
                                                     Chairman of the Board and
                                                     Director, T. Rowe Price
                                                     Investment Services, Inc.,
                                                     T. Rowe Price Retirement Plan
                                                     Services, Inc., and T. Rowe
                                                     Price Services, Inc.; Chairman
                                                     of the Board, Director,
                                                     President, and Trust Officer,
                                                     T. Rowe Price Trust Company;
                                                     Director, T. Rowe Price
                                                     International, Inc.
                                                     , T. Rowe
                                                     Price
                                                     Global
                                                     Asset
                                                     Management L
                                                     imited
                                                     , and
                                                     T. Rowe Price Global
                                                     Investment Services
                                                      L

                                                     imited
                                                     Vice President, all funds
---------------------------------------------------------------------------------------------------------

                                   Term of                                Number of    O
                                   Office(                                Portfolios   ther
                                   a                                      in Fund      Director
                     Position(s)   )                                      Complex      ships of
Name, Address, and   Held with     and Length   Principal Occupation(s)   Overseen     Public
Date of Birth        Fund          of Time      During Past 5 Years       by Director  Companies
                                   Served
--------------------------------------------------------------------------------------------------



 M. David Testa         Director   Director since    Vice Chairman of the Board,          97     None
 100 East Pratt Street             later of          Chief Investment Officer,
 4/22/44                           1979              Director, and Managing
                                                     Director, T. Rowe Price Group,
                                   or inception      Inc.; Chief Investment Officer,
                                   of fund(b)        Director, and Managing
                                                     Director, T. Rowe Price;
                                                     Chairman, T. Rowe Price
                                                     Global Asset Management

                                                     L
                                                     i
                                                     mited
                                                     ;
                                                     Vice President and
                                                     Director, T. Rowe Price Trust
                                                     Company; Director,
                                                     T. Rowe
                                                     Price Global Investment
                                                     Services
                                                      L
                                                     i
                                                     mited
                                                      and
                                                     T. Rowe

                                                     Price International, Inc.
                                                     Vice President, all funds
                                                     except International Index
                                                     Fund
----------------------------------------------------------------------------------------------------------



 Martin G. Wade          Director   Director since    Director and Managing     15     None
 100 East Pratt Street              later of 1982     Director, T. Rowe
 2/16/43                            or inception of   Price Group, Inc.;
                                    fund(b)           Chairman of the Board
                                                      and Director, T. Rowe
                                                      Price International,
                                                      Inc.; Chairman, T.
                                                      Rowe Price Global
                                                      Investment Services
                                                      Limited; Director, T.
                                                      Rowe Price Global
                                                      Asset Management
                                                      Limited

                                                      Chairman of the
                                                      Board, all funds
-----------------------------------------------------------------------------------------------



 (a) Each director serves until election of a successor.

 (b) See fund inception dates in the chart above.

                              Inside Officers/(a)/

Name, Date of Birth, Address, and         Title and Fund(s) Served
Principal Occupations
------------------------------------------------------------------------------


Jeanne M. Aldave, 11/19/71  Assistant Vice President, International Equity
Employee, T. Rowe Price     Index Fund
-------------------------------------------------------------------------------



Christopher D. Alderson, 3/29/62              Vice President, all funds except
Managing Director, T. Rowe Price and T.       International Index Fund
Rowe Price Group, Inc.; Vice President, T.
Rowe Price International, Inc.
-------------------------------------------------------------------------------



Mark C.J. Bickford-Smith, 4/30/62                     Vice President, all funds
Vice President, T. Rowe Price Group, Inc. and T.
Rowe Price International, Inc.
-------------------------------------------------------------------------------



Stephanie C. Clancy, 12/19/64     Vice President, International Index Funds
Vice President, T. Rowe Price
-------------------------------------------------------------------------------



Michael J. Conelius, 6/16/64                    Vice President, all funds
Vice President, T. Rowe Price, T. Rowe Price    except Institutional Foreign
Group, Inc., and T. Rowe Price                  Equity and International Index
International, Inc.                             Funds
-------------------------------------------------------------------------------



Ann B. Cranmer, 3/23/47                          Assistant Vice President, all
Vice President, T. Rowe Price Group, Inc. and    funds except Institutional
T. Rowe Price International, Inc.; Vice          Foreign Equity and
President and Secretary, T. Rowe Price Global    International Index Funds
Asset Management, Ltd. and T. Rowe Price
Global Investment Services, Ltd.
-------------------------------------------------------------------------------



Wendy R. Diffenbaugh,        Assistant Vice President, International Index
10/2/53                      Fund
Assistant Vice President,
T. Rowe Price
-------------------------------------------------------------------------------


Frances Dydasco, 5/8/66                        Vice President, all funds except
Vice President, T. Rowe Price Group, Inc.      Institutional Foreign Equity and
and T. Rowe Price International, Inc.          International Index Funds
-------------------------------------------------------------------------------



Mark J.T. Edwards,          Vice President, all funds except Institutional
10/27/57                    Foreign Equity and International Index Funds
Vice President, T. Rowe
Price Group, Inc. and T.
Rowe Price International,
Inc.
-------------------------------------------------------------------------------

Name, Date of Birth, Address, and         Title and Fund(s) Served
Principal Occupations
------------------------------------------------------------------------------


Roger L. Fiery III, 2/10/59                     Assistant Vice President, all
Vice President, T. Rowe Price, T. Rowe Price    funds except Institutional
Group, Inc., and T. Rowe Price                  Foreign Equity and
International, Inc.                             International Index Funds
-------------------------------------------------------------------------------



John R. Ford, 11/25/57                         President, all funds except
Managing Director, T. Rowe Price and T.        International Index Fund
Rowe Price Group, Inc.; Director, Chief
Investment Officer, and Vice President, T.
Rowe Price International, Inc.
-------------------------------------------------------------------------------



Henry H. Hopkins, 12/23/42                             Vice President, all
Managing Director, T. Rowe Price; Director and         funds
Managing Director, T. Rowe Price Group, Inc.; Vice
President, T. Rowe Price International, Inc. and T.
Rowe Price Retirement Plan Services, Inc.; Vice
President and Director, T. Rowe Price Investment
Services, Inc., T. Rowe Price Services, Inc., and
T. Rowe Price Trust Company
-------------------------------------------------------------------------------



Ian D. Kelson, 8/16/56      Vice President, all funds except Institutional
Managing Director, T. Rowe  Foreign Equity and International Index Funds
Price and T. Rowe Price
Group, Inc.; formerly Head
of Fixed Income for Morgan
Grenfell/ Deutsche Asset
Management
-------------------------------------------------------------------------------



J. Jeffrey Lang, 1/10/62           Vice President, International Index Fund
Vice President, T. Rowe Price and
T. Rowe Price Trust Company
-------------------------------------------------------------------------------



Ian J. Macdonald, 1/7/62    Vice President, all funds except Institutional
Vice President, T. Rowe     Foreign Equity and International Index Funds
Price Group, Inc. and T.
Rowe Price International,
Inc.
-------------------------------------------------------------------------------



Raymond A. Mills, Ph.D.,     Executive Vice President, International Index
12/3/60                      Fund
Assistant Vice President,
T. Rowe Price; formerly
Principal Systems Engineer
at TASC, Inc.; Chartered
Financial Analyst
-------------------------------------------------------------------------------



M. Christine Munoz, 12/2/62             Vice President, International Index
Assistant Vice President, T. Rowe       Fund
Price
-------------------------------------------------------------------------------

Name, Date of Birth, Address, and         Title and Fund(s) Served
Principal Occupations
------------------------------------------------------------------------------


George A. Murnaghan, 5/1/56                    Vice President, all funds except
Managing Director, T. Rowe Price and T.        International Index Fund
Rowe Price Group, Inc.; Vice President, T.
Rowe Price International, Inc. and T. Rowe
Price Trust Company
-------------------------------------------------------------------------------



Gonzalo Pangano, 11/27/68   Vice President, all funds except Institutional
Vice President, T. Rowe     Foreign Equity and International Index Funds
Price Group, Inc. and T.
Rowe Price International,
Inc.
-------------------------------------------------------------------------------



D. James Prey III,          Vice President, all funds except Institutional
11/26/59                    Foreign Equity and International Index Funds
Vice President, T. Rowe
Price and T. Rowe Price
Group, Inc.
-------------------------------------------------------------------------------



Robert Revel-Chion, 3/9/65  Vice President, all funds except Institutional
Vice President, T. Rowe     Foreign Equity and International Index Funds
Price Group, Inc. and T.
Rowe Price International,
Inc.
-------------------------------------------------------------------------------



Christopher Rothery,        Vice President, all funds except Institutional
5/26/63                     Foreign Equity and International Index Funds
Vice President, T. Rowe
Price Group, Inc. and T.
Rowe Price International,
Inc.
-------------------------------------------------------------------------------



R. Todd Ruppert, 5/7/56                       Vice President, Institutional
Managing Director, T. Rowe Price and T.       Foreign Equity Fund
Rowe Price Group, Inc.; Director and
President, T. Rowe Price Global Asset
Management, Ltd.; Director, T. Rowe Price
Global Investment Services, Ltd.; Vice
President, T. Rowe Price Retirement Plan
Services and T. Rowe Price Trust Company
-------------------------------------------------------------------------------



James B.M. Seddon, 6/17/64                            Vice President, all funds
Vice President, T. Rowe Price Group, Inc. and T.
Rowe Price International, Inc.
-------------------------------------------------------------------------------



Robert W. Smith, 4/11/61    Vice President, all funds except Institutional
Managing Director, T. Rowe  Foreign Equity and International Index Funds
Price and T. Rowe Price
Group, Inc.; Vice
President, T. Rowe Price
International, Inc.
-------------------------------------------------------------------------------

Name, Date of Birth, Address, and         Title and Fund(s) Served
Principal Occupations
------------------------------------------------------------------------------


Benedict R.F. Thomas,       Vice President, all funds except Institutional
8/27/64                     Foreign Equity and International Index Funds
Vice President, T. Rowe
Price Group, Inc. and T.
Rowe Price International,
Inc.
-------------------------------------------------------------------------------



Justin Thomson, 1/14/68     Vice President, all funds except Institutional
Vice President, T. Rowe     Foreign Equity and International Index Funds
Price Group, Inc. and T.
Rowe Price International,
Inc.; (1998 to present)
Small-Cap Coordinator, T.
Rowe Price International;
formerly (1991-1998)
Portfolio Manager, G.T.
Capital/Invesco
-------------------------------------------------------------------------------



David J.L. Warren, 4/14/57                      Vice President, Institutional
Managing Director, T. Rowe Price and T. Rowe    Foreign Equity Fund; Executive
Price Group, Inc.; Director, Chief Executive    Vice President, all other funds
Officer and President, T. Rowe Price            except International Index Fund
International, Inc.; Director, T. Rowe Price
Global Asset Management, Ltd.
-------------------------------------------------------------------------------



William F. Wendler II, 3/14/62                 Vice President, all funds except
Vice President, T. Rowe Price, T. Rowe         International Index Fund
Price Group, Inc. and T. Rowe Price
International, Inc.
-------------------------------------------------------------------------------



Richard T. Whitney, 5/7/58                      President, International Index
Managing Director, T. Rowe Price and T. Rowe    Fund; Vice President, all other
Price Group, Inc.; Vice President, T. Rowe      funds
Price Trust Company and T. Rowe Price
International, Inc.
-------------------------------------------------------------------------------



Edward A. Wiese, 4/12/59                        Vice President, all funds
Vice President, T. Rowe Price, T. Rowe Price    except International Index Fund
Group, Inc., and T. Rowe Price Trust
Company; Vice President, Director, and Chief
Investment Officer, T. Rowe Price Savings
Bank; Chartered Financial Analyst
-------------------------------------------------------------------------------



Joseph A. Carrier, 12/30/60                            Treasurer, all funds
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Investment Services, Inc.
-------------------------------------------------------------------------------

Name, Date of Birth, Address, and         Title and Fund(s) Served
Principal Occupations
------------------------------------------------------------------------------


Patricia B. Lippert, 1/12/53               Secretary, all funds
Assistant Vice President, T. Rowe Price
and T. Rowe Price Investment Services,
Inc.
-------------------------------------------------------------------------------



David S. Middleton, 1/18/56                Controller, all funds
Vice President, T. Rowe Price, T. Rowe
Price Group, Inc., and T. Rowe Price
Trust Company
-------------------------------------------------------------------------------



(a) Unless otherwise indicated, the officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


                               Compensation Table

   The fund does not pay pension or retirement benefits to its officers or directors. Also, any director of the fund who is an officer or employee of T. Rowe Price or T. Rowe Price International does not receive any remuneration from the fund.

Name of Person,                         Aggregate Compensation From                   Total Compensation From Fund and
Position                                Fund(a)                                       Fund Complex Paid to Directors(b)
--------------------------------------  --------------------------------------------  ---------------------------------
-------------------------------------------------------------------------------------------------------------------------
International Stock Fund
Anthony W. Deering, Director                                                 $10,441                           $105,000
Calvin W. Burnett, Ph.D., Director(c)                                             --                                 --
David K. Fagin, Director(c)                                                       --                                 --
Donald W. Dick, Director                                                       4,354                            105,000
F. Pierce Linaweaver, Director(c)                                                 --                                 --
Hanne M. Merriman, Director(c)                                                    --                                 --
Hubert D. Vos, Director(c)                                                        --                                 --
John G. Schreiber, Director(c)                                                    --                                 --
Paul M. Wythes, Director                                                       4,568                            107,000
-------------------------------------------------------------------------------------------------------------------------
International Discovery Fund
Anthony W. Deering, Director                                                  $2,405                           $105,000
Calvin W. Burnett, Ph.D., Director(c)                                             --                                 --
David K. Fagin, Director(c)                                                       --                                 --
Donald W. Dick, Director                                                       1,882                            105,000
F. Pierce Linaweaver, Director(c)                                                 --                                 --
Hanne M. Merriman, Director(c)                                                    --                                 --
Hubert D. Vos, Director(c)                                                        --                                 --
John G. Schreiber, Director(c)                                                    --                                 --
Paul M. Wythes, Director                                                       1,899                            107,000
-------------------------------------------------------------------------------------------------------------------------
International Growth & Income Fund
Anthony W. Deering, Director                                                  $1,679                           $105,000
Calvin W. Burnett, Ph.D., Director(c)                                             --                                 --
David K. Fagin, Director(c)                                                       --                                 --
Donald W. Dick, Director                                                       1,671                            105,000
F. Pierce Linaweaver, Director(c)                                                 --                                 --
Hanne M. Merriman, Director(c)                                                    --                                 --
Hubert D. Vos, Director(c)                                                        --                                 --
John G. Schreiber, Director(c)                                                    --                                 --
Paul M. Wythes, Director                                                       1,671                            107,000
-------------------------------------------------------------------------------------------------------------------------
European Stock Fund
Anthony W. Deering, Director                                                  $2,809                           $105,000
Calvin W. Burnett, Ph.D., Director(c)                                             --                                 --
David K. Fagin, Director(c)                                                       --                                 --
Donald W. Dick, Director                                                       1,995                            105,000
F. Pierce Linaweaver, Director(c)                                                 --                                 --
Hanne M. Merriman, Director(c)                                                    --                                 --
Hubert D. Vos, Director(c)                                                        --                                 --
John G. Schreiber, Director(c)                                                    --                                 --
Paul M. Wythes, Director                                                       2,022                            107,000
-------------------------------------------------------------------------------------------------------------------------
Japan Fund
Anthony W. Deering, Director                                                  $1,901                           $105,000
Calvin W. Burnett, Ph.D., Director(c)                                             --                                 --
David K. Fagin, Director(c)                                                       --                                 --
Donald W. Dick, Director                                                       1,738                            105,000
F. Pierce Linaweaver, Director(c)                                                 --                                 --
Hanne M. Merriman, Director(c)                                                    --                                 --
Hubert D. Vos, Director(c)                                                        --                                 --
John G. Schreiber, Director(c)                                                    --                                 --
Paul M. Wythes, Director                                                       1,743                            107,000
-------------------------------------------------------------------------------------------------------------------------
New Asia Fund
Anthony W. Deering, Director                                                  $2,470                           $105,000
Calvin W. Burnett, Ph.D., Director(c)                                             --                                 --
David K. Fagin, Director(c)                                                       --                                 --
Donald W. Dick, Director                                                       1,900                            105,000
F. Pierce Linaweaver, Director(c)                                                 --                                 --
Hanne M. Merriman, Director(c)                                                    --                                 --
Hubert D. Vos, Director(c)                                                        --                                 --
John G. Schreiber, Director(c)                                                    --                                 --
Paul M. Wythes, Director                                                       1,918                            107,000
-------------------------------------------------------------------------------------------------------------------------
Latin America Fund
Anthony W. Deering, Director                                                  $1,895                           $105,000
Calvin W. Burnett, Ph.D., Director(c)                                             --                                 --
David K. Fagin, Director(c)                                                       --                                 --
Donald W. Dick, Director                                                       1,734                            105,000
F. Pierce Linaweaver, Director(c)                                                 --                                 --
Hanne M. Merriman, Director(c)                                                    --                                 --
Hubert D. Vos, Director(c)                                                        --                                 --
John G. Schreiber, Director(c)                                                    --                                 --
Paul M. Wythes, Director                                                       1,738                            107,000
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets Stock Fund
Anthony W. Deering, Director                                                  $1,844                           $105,000
Calvin W. Burnett, Ph.D., Director(c)                                             --                                 --
David K. Fagin, Director(c)                                                       --                                 --
Donald W. Dick, Director                                                       1,718                            105,000
F. Pierce Linaweaver, Director(c)                                                 --                                 --
Hanne M. Merriman, Director(c)                                                    --                                 --
Hubert D. Vos, Director(c)                                                        --                                 --
John G. Schreiber, Director(c)                                                    --                                 --
Paul M. Wythes, Director                                                       1,721                            107,000
-------------------------------------------------------------------------------------------------------------------------
Global Stock Fund
Anthony W. Deering, Director                                                  $1,767                           $105,000
Calvin W. Burnett, Ph.D., Director(c)                                             --                                 --
David K. Fagin, Director(c)                                                       --                                 --
Donald W. Dick, Director                                                       1,696                            105,000
F. Pierce Linaweaver, Director(c)                                                 --                                 --
Hanne M. Merriman, Director(c)                                                    --                                 --
Hubert D. Vos, Director(c)                                                        --                                 --
John G. Schreiber, Director(c)                                                    --                                 --
Paul M. Wythes, Director                                                       1,698                            107,000
-------------------------------------------------------------------------------------------------------------------------
Institutional Foreign Equity Fund
Anthony W. Deering, Director                                                  $4,579                           $105,000
Calvin W. Burnett, Ph.D., Director(c)                                             --                                 --
David K. Fagin, Director(c)                                                       --                                 --
Donald W. Dick, Director                                                       2,508                            105,000
F. Pierce Linaweaver, Director(c)                                                 --                                 --
Hanne M. Merriman, Director(c)                                                    --                                 --
Hubert D. Vos, Director(c)                                                        --                                 --
John G. Schreiber, Director(c)                                                    --                                 --
Paul M. Wythes, Director                                                       2,573                            107,000
-------------------------------------------------------------------------------------------------------------------------
Emerging Europe & Mediterranean Fund
Anthony W. Deering, Director                                                  $1,691                           $105,000
Calvin W. Burnett, Ph.D., Director(c)                                             --                                 --
David K. Fagin, Director(c)                                                       --                                 --
Donald W. Dick, Director                                                       1,674                            105,000
F. Pierce Linaweaver, Director(c)                                                 --                                 --
Hanne M. Merriman, Director(c)                                                    --                                 --
Hubert D. Vos, Director(c)                                                        --                                 --
John G. Schreiber, Director(c)                                                    --                                 --
Paul M. Wythes, Director                                                       1,675                            107,000
-------------------------------------------------------------------------------------------------------------------------
International Equity Index Fund
Anthony W. Deering, Director                                                  $1,533                           $105,000
Calvin W. Burnett, Ph.D., Director(c)                                             --                                 --
David K. Fagin, Director(c)                                                       --                                 --
Donald W. Dick, Director                                                       1,524                            105,000
F. Pierce Linaweaver, Director(c)                                                 --                                 --
Hanne M. Merriman, Director(c)                                                    --                                 --
Hubert D. Vos, Director(c)                                                        --                                 --
John G. Schreiber, Director(c)                                                    --                                 --
Paul M. Wythes, Director                                                       1,524                            107,000
-------------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation for fiscal year 2001.
 (b) Amounts in this column are based on compensation received for fiscal year 2001. The T. Rowe Price complex included 97 funds as of December 31, 2001.

 (c) Newly elected as of October 24, 2001.


                 Directors' Holdings in the T. Rowe Price Funds

   The following table sets forth the T. Rowe Price fund holdings of the independent and inside directors, as of December 31, 2001.

        Name of Fund           Holding in Fund   Aggregate Holdings, All Funds
        ------------           ---------------   -----------------------------
Calvin W. Burnett, Ph.D.                        $1-$10,000
Balanced Fund                  None
Blue Chip Growth Fund          None
Blue Chip Growth Fund-Advisor
Class                          None
Blue Chip Growth Portfolio     None
California Tax-Free Bond Fund  None
California Tax-Free Money
Fund                           None
Capital Appreciation Fund      None
Capital Opportunity Fund       None
Corporate Income Fund          None
Developing Technologies Fund   None
Diversified Small-Cap Growth
Fund                           None
Dividend Growth Fund           None
Emerging Europe &
Mediterranean Fund             None
Emerging Markets Bond Fund     None
Emerging Markets Stock Fund    None
Equity Income Fund             None
Equity Income Fund-Advisor
Class                          None
Equity Income Portfolio        None
Equity Index 500 Fund          None
Equity Index 500 Portfolio     None
European Stock Fund            None
Extended Equity Market Index
Fund                           None
Financial Services Fund        None
Florida Intermediate Tax-Free
Fund                           None
Georgia Tax-Free Bond Fund     None
Global Stock Fund              None
Global Technology Fund         None
GNMA Fund                      None
Government Reserve Investment
Fund                           None
Growth & Income Fund           None
Growth Stock Fund              None
Growth Stock Fund-Advisor
Class                          None
Health Sciences Fund           None
Health Sciences Portfolio      None
High Yield Fund                $1-$10,000
High Yield Fund-Advisor Class  None
Institutional Foreign Equity
Fund                           None
Institutional Large-Cap
Growth Fund                    None
Institutional Large-Cap Value
Fund                           None
Institutional Mid-Cap Equity
Growth Fund                    None
Institutional Small-Cap Stock
Fund                           None
International Bond Fund        None
International Bond
Fund-Advisor Class             None
International Discovery Fund   None
International Equity Index
Fund                           None
International Growth & Income
Fund                           None
International Stock Fund       $1-$10,000
International Stock
Fund-Advisor Class             None
International Stock Portfolio  None
Japan Fund                     None
Latin America Fund             None
Limited-Term Bond Portfolio    None
Maryland Short-Term Tax-Free
Bond Fund                      None
Maryland Tax-Free Bond Fund    None
Maryland Tax-Free Money Fund   None
Media & Telecommunications
Fund                           None
Mid-Cap Growth Fund            None
Mid-Cap Growth Fund-Advisor
Class                          None
Mid-Cap Growth Portfolio       None
Mid-Cap Value Fund             None
New America Growth Fund        None
New America Growth Portfolio   None
New Asia Fund                  None
New Era Fund                   None
New Horizons Fund              $1-$10,000
New Income Fund                None
New Jersey Tax-Free Bond Fund  None
New York Tax-Free Bond Fund    None
New York Tax-Free Money Fund   None
Personal Strategy Balanced
Fund                           None
Personal Strategy Balanced
Portfolio                      None
Personal Strategy Growth Fund  None
Personal Strategy Income Fund  None
Prime Reserve Fund             $1-$10,000
Prime Reserve Fund-PLUS Class  None
Prime Reserve Portfolio        None
Real Estate Fund               None
Reserve Investment Fund        None
Science & Technology Fund      None
Science & Technology
Fund-Advisor Class             None
Short-Term Bond Fund           None
Small-Cap Stock Fund           None
Small-Cap Stock Fund-Advisor
Class                          None
Small-Cap Value Fund           None
Small-Cap Value Fund-Advisor
Class                          None
Spectrum Growth Fund           None
Spectrum Income Fund           None
Spectrum International Fund    None
Summit Cash Reserves Fund      None
Summit GNMA Fund               None
Summit Municipal Income Fund   None
Summit Municipal Intermediate
Fund                           None
Summit Municipal Money Market
Fund                           None
Tax-Efficient Balanced Fund    None
Tax-Efficient Growth Fund      None
Tax-Efficient Multi-Cap
Growth Fund                    None
Tax-Exempt Money Fund          None
Tax-Exempt Money Fund-PLUS
Class                          None
Tax-Free High Yield Fund       None
Tax-Free Income Fund           None
Tax-Free Intermediate Bond
Fund                           None
Tax-Free Short-Intermediate
Fund                           None
Total Equity Market Index
Fund                           None
U.S. Bond Index Fund           None
U.S. Treasury Intermediate
Fund                           None
U.S. Treasury Long-Term Fund   None
U.S. Treasury Money Fund       None
Value Fund                     None
Value Fund-Advisor Class       None
Virginia Tax-Free Bond Fund    None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
Anthony W. Deering                              over $100,000
Balanced Fund                 None
Blue Chip Growth Fund         None
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     None
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          None
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            None
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         None
Equity Index 500 Portfolio    None
European Stock Fund           over $100,000
Extended Equity Market Index
Fund                          None
Financial Services Fund       None
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     None
Government Reserve
Investment Fund               None
Growth & Income Fund          None
Growth Stock Fund             None
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          None
Health Sciences Portfolio     None
High Yield Fund               None
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       None
International Bond
Fund-Advisor Class            None
International Discovery Fund  $50,001-$100,000
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      over $100,000
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            None
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     None
Maryland Tax-Free Bond Fund   None
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          $10,001-$50,000
Mid-Cap Growth Fund           None
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       None
New America Growth Portfolio  None
New Asia Fund                 None
New Era Fund                  None
New Horizons Fund             None
New Income Fund               None
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            None
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     over $100,000
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          None
Small-Cap Stock Fund          None
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          None
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          None
Spectrum Income Fund          None
Spectrum International Fund   None
Summit Cash Reserves Fund     None
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   None
Tax-Efficient Balanced Fund   None
Tax-Efficient Growth Fund     None
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         None
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          None
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          None
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    None
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
Donald W. Dick, Jr.                             over $100,000
Balanced Fund                 None
Blue Chip Growth Fund         $1-$10,000
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     over $100,000
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          None
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            $50,001-$100,000
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         None
Equity Index 500 Portfolio    None
European Stock Fund           $10,001-$50,000
Extended Equity Market Index
Fund                          None
Financial Services Fund       $10,001-$50,000
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     None
Government Reserve
Investment Fund               None
Growth & Income Fund          $1-$10,000
Growth Stock Fund             $10,001-$50,000
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          $10,001-$50,000
Health Sciences Portfolio     None
High Yield Fund               $10,001-$50,000
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       $50,001-$100,000
International Bond
Fund-Advisor Class            None
International Discovery Fund  $10,001-$50,000
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      None
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            None
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     None
Maryland Tax-Free Bond Fund   None
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          None
Mid-Cap Growth Fund           $1-$10,000
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       None
New America Growth Portfolio  None
New Asia Fund                 None
New Era Fund                  None
New Horizons Fund             $10,001-$50,000
New Income Fund               $50,001-$100,000
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            over $100,000
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     None
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          None
Small-Cap Stock Fund          $1-$10,000
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          None
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          None
Spectrum Income Fund          None
Spectrum International Fund   None
Summit Cash Reserves Fund     None
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   None
Tax-Efficient Balanced Fund   None
Tax-Efficient Growth Fund     None
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         None
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          None
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          over $100,000
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    $10,001-$50,000
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
David K. Fagin                                  over $100,000
Balanced Fund                 None
Blue Chip Growth Fund         $10,001-$50,000
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     None
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          $10,001-$50,000
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            $50,001-$100,000
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         None
Equity Index 500 Portfolio    None
European Stock Fund           $10,001-$50,000
Extended Equity Market Index
Fund                          None
Financial Services Fund       None
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     None
Government Reserve
Investment Fund               None
Growth & Income Fund          None
Growth Stock Fund             None
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          None
Health Sciences Portfolio     None
High Yield Fund               None
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       None
International Bond
Fund-Advisor Class            None
International Discovery Fund  None
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      over $100,000
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            None
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     None
Maryland Tax-Free Bond Fund   None
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          None
Mid-Cap Growth Fund           $10,001-$50,000
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       None
New America Growth Portfolio  None
New Asia Fund                 $10,001-$50,000
New Era Fund                  None
New Horizons Fund             $1-$10,000
New Income Fund               None
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            None
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     None
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          $50,001-$100,000
Small-Cap Stock Fund          $10,001-$50,000
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          None
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          None
Spectrum Income Fund          None
Spectrum International Fund   None
Summit Cash Reserves Fund     over $100,000
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   None
Tax-Efficient Balanced Fund   $50,001-$100,000
Tax-Efficient Growth Fund     $10,001-$50,000
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         None
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          None
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          None
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    None
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
F. Pierce Linaweaver                            over $100,000
Balanced Fund                 $50,001-$100,000
Blue Chip Growth Fund         None
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     None
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          None
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            None
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         None
Equity Index 500 Portfolio    None
European Stock Fund           None
Extended Equity Market Index
Fund                          None
Financial Services Fund       None
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     None
Government Reserve
Investment Fund               None
Growth & Income Fund          None
Growth Stock Fund             $10,001-$50,000
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          None
Health Sciences Portfolio     None
High Yield Fund               None
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       None
International Bond
Fund-Advisor Class            None
International Discovery Fund  over $100,000
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      None
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            None
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     None
Maryland Tax-Free Bond Fund   None
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          None
Mid-Cap Growth Fund           None
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       over $100,000
New America Growth Portfolio  None
New Asia Fund                 None
New Era Fund                  None
New Horizons Fund             over $100,000
New Income Fund               None
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            $1-$10,000
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     None
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          None
Small-Cap Stock Fund          None
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          None
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          None
Spectrum Income Fund          None
Spectrum International Fund   None
Summit Cash Reserves Fund     None
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   None
Tax-Efficient Balanced Fund   None
Tax-Efficient Growth Fund     None
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         None
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          None
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          None
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    None
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
Hanne M. Merriman                               over $100,000
Balanced Fund                 None
Blue Chip Growth Fund         over $100,000
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     $10,001-$50,000
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          $10,001-$50,000
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            $50,001-$100,000
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         over $100,000
Equity Index 500 Portfolio    None
European Stock Fund           None
Extended Equity Market Index
Fund                          None
Financial Services Fund       None
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     None
Government Reserve
Investment Fund               None
Growth & Income Fund          None
Growth Stock Fund             None
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          None
Health Sciences Portfolio     None
High Yield Fund               None
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       None
International Bond
Fund-Advisor Class            None
International Discovery Fund  None
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      None
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            None
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     None
Maryland Tax-Free Bond Fund   None
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          None
Mid-Cap Growth Fund           None
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       $10,001-$50,000
New America Growth Portfolio  None
New Asia Fund                 None
New Era Fund                  None
New Horizons Fund             $10,001-$50,000
New Income Fund               None
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            $50,001-$100,000
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     $10,001-$50,000
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          None
Small-Cap Stock Fund          None
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          None
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          over $100,000
Spectrum Income Fund          None
Spectrum International Fund   $10,001-$50,000
Summit Cash Reserves Fund     None
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   $50,001-$100,000
Tax-Efficient Balanced Fund   None
Tax-Efficient Growth Fund     None
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         None
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          None
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          None
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    $50,001-$100,000
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

        Name of Fund           Holding in Fund   Aggregate Holdings, All Funds
        ------------           ---------------   -----------------------------
John G. Schreiber                               over $100,000
Balanced Fund                  None
Blue Chip Growth Fund          None
Blue Chip Growth Fund-Advisor
Class                          None
Blue Chip Growth Portfolio     None
California Tax-Free Bond Fund  None
California Tax-Free Money
Fund                           None
Capital Appreciation Fund      None
Capital Opportunity Fund       None
Corporate Income Fund          None
Developing Technologies Fund   None
Diversified Small-Cap Growth
Fund                           None
Dividend Growth Fund           None
Emerging Europe &
Mediterranean Fund             None
Emerging Markets Bond Fund     None
Emerging Markets Stock Fund    None
Equity Income Fund             None
Equity Income Fund-Advisor
Class                          None
Equity Income Portfolio        None
Equity Index 500 Fund          None
Equity Index 500 Portfolio     None
European Stock Fund            None
Extended Equity Market Index
Fund                           None
Financial Services Fund        None
Florida Intermediate Tax-Free
Fund                           None
Georgia Tax-Free Bond Fund     None
Global Stock Fund              None
Global Technology Fund         None
GNMA Fund                      over $100,000
Government Reserve Investment
Fund                           None
Growth & Income Fund           over $100,000
Growth Stock Fund              None
Growth Stock Fund-Advisor
Class                          None
Health Sciences Fund           None
Health Sciences Portfolio      None
High Yield Fund                over $100,000
High Yield Fund-Advisor Class  None
Institutional Foreign Equity
Fund                           None
Institutional Large-Cap
Growth Fund                    None
Institutional Large-Cap Value
Fund                           None
Institutional Mid-Cap Equity
Growth Fund                    None
Institutional Small-Cap Stock
Fund                           None
International Bond Fund        None
International Bond
Fund-Advisor Class             None
International Discovery Fund   None
International Equity Index
Fund                           None
International Growth & Income
Fund                           None
International Stock Fund       None
International Stock
Fund-Advisor Class             None
International Stock Portfolio  None
Japan Fund                     None
Latin America Fund             None
Limited-Term Bond Portfolio    None
Maryland Short-Term Tax-Free
Bond Fund                      None
Maryland Tax-Free Bond Fund    None
Maryland Tax-Free Money Fund   None
Media & Telecommunications
Fund                           None
Mid-Cap Growth Fund            None
Mid-Cap Growth Fund-Advisor
Class                          None
Mid-Cap Growth Portfolio       None
Mid-Cap Value Fund             None
New America Growth Fund        None
New America Growth Portfolio   None
New Asia Fund                  None
New Era Fund                   None
New Horizons Fund              None
New Income Fund                over $100,000
New Jersey Tax-Free Bond Fund  None
New York Tax-Free Bond Fund    None
New York Tax-Free Money Fund   None
Personal Strategy Balanced
Fund                           None
Personal Strategy Balanced
Portfolio                      None
Personal Strategy Growth Fund  None
Personal Strategy Income Fund  None
Prime Reserve Fund             $10,001-$50,000
Prime Reserve Fund-PLUS Class  None
Prime Reserve Portfolio        None
Real Estate Fund               None
Reserve Investment Fund        None
Science & Technology Fund      None
Science & Technology
Fund-Advisor Class             None
Short-Term Bond Fund           over $100,000
Small-Cap Stock Fund           None
Small-Cap Stock Fund-Advisor
Class                          None
Small-Cap Value Fund           None
Small-Cap Value Fund-Advisor
Class                          None
Spectrum Growth Fund           None
Spectrum Income Fund           None
Spectrum International Fund    None
Summit Cash Reserves Fund      over $100,000
Summit GNMA Fund               None
Summit Municipal Income Fund   over $100,000
Summit Municipal Intermediate
Fund                           over $100,000
Summit Municipal Money Market
Fund                           None
Tax-Efficient Balanced Fund    None
Tax-Efficient Growth Fund      None
Tax-Efficient Multi-Cap
Growth Fund                    None
Tax-Exempt Money Fund          over $100,000
Tax-Exempt Money Fund-PLUS
Class                          None
Tax-Free High Yield Fund       over $100,000
Tax-Free Income Fund           over $100,000
Tax-Free Intermediate Bond
Fund                           None
Tax-Free Short-Intermediate
Fund                           None
Total Equity Market Index
Fund                           None
U.S. Bond Index Fund           None
U.S. Treasury Intermediate
Fund                           over $100,000
U.S. Treasury Long-Term Fund   over $100,000
U.S. Treasury Money Fund       over $100,000
Value Fund                     over $100,000
Value Fund-Advisor Class       None
Virginia Tax-Free Bond Fund    None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
Hubert D. Vos                                   over $100,000
Balanced Fund                 None
Blue Chip Growth Fund         None
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     None
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          None
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            $10,001-$50,000
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         None
Equity Index 500 Portfolio    None
European Stock Fund           None
Extended Equity Market Index
Fund                          None
Financial Services Fund       None
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     None
Government Reserve
Investment Fund               None
Growth & Income Fund          None
Growth Stock Fund             None
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          $50,001-$100,000
Health Sciences Portfolio     None
High Yield Fund               None
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       None
International Bond
Fund-Advisor Class            None
International Discovery Fund  None
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      None
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            None
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     None
Maryland Tax-Free Bond Fund   None
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          None
Mid-Cap Growth Fund           $10,001-$50,000
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       None
New America Growth Portfolio  None
New Asia Fund                 None
New Era Fund                  $10,001-$50,000
New Horizons Fund             $10,001-$50,000
New Income Fund               None
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            None
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     $10,001-$50,000
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          None
Small-Cap Stock Fund          $10,001-$50,000
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          $10,001-$50,000
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          None
Spectrum Income Fund          None
Spectrum International Fund   None
Summit Cash Reserves Fund     None
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   None
Tax-Efficient Balanced Fund   None
Tax-Efficient Growth Fund     None
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         None
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          None
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          None
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    None
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
Paul M. Wythes                                  over $100,000
Balanced Fund                 None
Blue Chip Growth Fund         None
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     None
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          None
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            None
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         None
Equity Index 500 Portfolio    None
European Stock Fund           None
Extended Equity Market Index
Fund                          None
Financial Services Fund       None
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     None
Government Reserve
Investment Fund               None
Growth & Income Fund          $10,001-$50,000
Growth Stock Fund             None
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          None
Health Sciences Portfolio     None
High Yield Fund               None
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       None
International Bond
Fund-Advisor Class            None
International Discovery Fund  over $100,000
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      None
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            None
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     None
Maryland Tax-Free Bond Fund   None
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          None
Mid-Cap Growth Fund           None
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       $10,001-$50,000
New America Growth Portfolio  None
New Asia Fund                 None
New Era Fund                  None
New Horizons Fund             $50,001-$100,000
New Income Fund               None
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            None
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     $10,001-$50,000
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          None
Small-Cap Stock Fund          None
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          $10,001-$50,000
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          None
Spectrum Income Fund          None
Spectrum International Fund   None
Summit Cash Reserves Fund     None
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   None
Tax-Efficient Balanced Fund   None
Tax-Efficient Growth Fund     None
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         None
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          None
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          None
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    over $100,000
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

        Name of Fund           Holding in Fund   Aggregate Holdings, All Funds
        ------------           ---------------   -----------------------------
James S. Riepe                                  over $100,000
Balanced Fund                  over $100,000
Blue Chip Growth Fund          None
Blue Chip Growth Fund-Advisor
Class                          None
Blue Chip Growth Portfolio     None
California Tax-Free Bond Fund  None
California Tax-Free Money
Fund                           None
Capital Appreciation Fund      over $100,000
Capital Opportunity Fund       None
Corporate Income Fund          None
Developing Technologies Fund   None
Diversified Small-Cap Growth
Fund                           None
Dividend Growth Fund           None
Emerging Europe &
Mediterranean Fund             None
Emerging Markets Bond Fund     None
Emerging Markets Stock Fund    None
Equity Income Fund             over $100,000
Equity Income Fund-Advisor
Class                          None
Equity Income Portfolio        None
Equity Index 500 Fund          None
Equity Index 500 Portfolio     None
European Stock Fund            None
Extended Equity Market Index
Fund                           None
Financial Services Fund        None
Florida Intermediate Tax-Free
Fund                           None
Georgia Tax-Free Bond Fund     None
Global Stock Fund              None
Global Technology Fund         None
GNMA Fund                      None
Government Reserve Investment
Fund                           None
Growth & Income Fund           over $100,000
Growth Stock Fund              None
Growth Stock Fund-Advisor
Class                          None
Health Sciences Fund           None
Health Sciences Portfolio      None
High Yield Fund                over $100,000
High Yield Fund-Advisor Class  None
Institutional Foreign Equity
Fund                           None
Institutional Large-Cap
Growth Fund                    None
Institutional Large-Cap Value
Fund                           None
Institutional Mid-Cap Equity
Growth Fund                    None
Institutional Small-Cap Stock
Fund                           None
International Bond Fund        None
International Bond
Fund-Advisor Class             None
International Discovery Fund   $1-$10,000
International Equity Index
Fund                           None
International Growth & Income
Fund                           None
International Stock Fund       over $100,000
International Stock
Fund-Advisor Class             None
International Stock Portfolio  None
Japan Fund                     over $100,000
Latin America Fund             None
Limited-Term Bond Portfolio    None
Maryland Short-Term Tax-Free
Bond Fund                      None
Maryland Tax-Free Bond Fund    None
Maryland Tax-Free Money Fund   None
Media & Telecommunications
Fund                           None
Mid-Cap Growth Fund            None
Mid-Cap Growth Fund-Advisor
Class                          None
Mid-Cap Growth Portfolio       None
Mid-Cap Value Fund             None
New America Growth Fund        None
New America Growth Portfolio   None
New Asia Fund                  $1-$10,000
New Era Fund                   None
New Horizons Fund              None
New Income Fund                None
New Jersey Tax-Free Bond Fund  None
New York Tax-Free Bond Fund    None
New York Tax-Free Money Fund   None
Personal Strategy Balanced
Fund                           None
Personal Strategy Balanced
Portfolio                      None
Personal Strategy Growth Fund  None
Personal Strategy Income Fund  None
Prime Reserve Fund             over $100,000
Prime Reserve Fund-PLUS Class  None
Prime Reserve Portfolio        None
Real Estate Fund               None
Reserve Investment Fund        None
Science & Technology Fund      over $100,000
Science & Technology
Fund-Advisor Class             None
Short-Term Bond Fund           over $100,000
Small-Cap Stock Fund           None
Small-Cap Stock Fund-Advisor
Class                          None
Small-Cap Value Fund           over $100,000
Small-Cap Value Fund-Advisor
Class                          None
Spectrum Growth Fund           None
Spectrum Income Fund           None
Spectrum International Fund    None
Summit Cash Reserves Fund      over $100,000
Summit GNMA Fund               None
Summit Municipal Income Fund   None
Summit Municipal Intermediate
Fund                           None
Summit Municipal Money Market
Fund                           over $100,000
Tax-Efficient Balanced Fund    None
Tax-Efficient Growth Fund      None
Tax-Efficient Multi-Cap
Growth Fund                    None
Tax-Exempt Money Fund          None
Tax-Exempt Money Fund-PLUS
Class                          None
Tax-Free High Yield Fund       None
Tax-Free Income Fund           None
Tax-Free Intermediate Bond
Fund                           None
Tax-Free Short-Intermediate
Fund                           over $100,000
Total Equity Market Index
Fund                           over $100,000
U.S. Bond Index Fund           None
U.S. Treasury Intermediate
Fund                           None
U.S. Treasury Long-Term Fund   None
U.S. Treasury Money Fund       None
Value Fund                     over $100,000
Value Fund-Advisor Class       None
Virginia Tax-Free Bond Fund    None

        Name of Fund           Holding in Fund   Aggregate Holdings, All Funds
        ------------           ---------------   -----------------------------
M. David Testa                                  over $100,000
Balanced Fund                  None
Blue Chip Growth Fund          None
Blue Chip Growth Fund-Advisor
Class                          None
Blue Chip Growth Portfolio     None
California Tax-Free Bond Fund  None
California Tax-Free Money
Fund                           None
Capital Appreciation Fund      None
Capital Opportunity Fund       None
Corporate Income Fund          None
Developing Technologies Fund   None
Diversified Small-Cap Growth
Fund                           None
Dividend Growth Fund           None
Emerging Europe &
Mediterranean Fund             None
Emerging Markets Bond Fund     None
Emerging Markets Stock Fund    over $100,000
Equity Income Fund             None
Equity Income Fund-Advisor
Class                          None
Equity Income Portfolio        None
Equity Index 500 Fund          None
Equity Index 500 Portfolio     None
European Stock Fund            None
Extended Equity Market Index
Fund                           None
Financial Services Fund        None
Florida Intermediate Tax-Free
Fund                           None
Georgia Tax-Free Bond Fund     None
Global Stock Fund              None
Global Technology Fund         None
GNMA Fund                      None
Government Reserve Investment
Fund                           None
Growth & Income Fund           None
Growth Stock Fund              None
Growth Stock Fund-Advisor
Class                          None
Health Sciences Fund           over $100,000
Health Sciences Portfolio      None
High Yield Fund                None
High Yield Fund-Advisor Class  None
Institutional Foreign Equity
Fund                           None
Institutional Large-Cap
Growth Fund                    None
Institutional Large-Cap Value
Fund                           None
Institutional Mid-Cap Equity
Growth Fund                    None
Institutional Small-Cap Stock
Fund                           None
International Bond Fund        None
International Bond
Fund-Advisor Class             None
International Discovery Fund   over $100,000
International Equity Index
Fund                           None
International Growth & Income
Fund                           None
International Stock Fund       over $100,000
International Stock
Fund-Advisor Class             None
International Stock Portfolio  None
Japan Fund                     None
Latin America Fund             None
Limited-Term Bond Portfolio    None
Maryland Short-Term Tax-Free
Bond Fund                      None
Maryland Tax-Free Bond Fund    None
Maryland Tax-Free Money Fund   None
Media & Telecommunications
Fund                           None
Mid-Cap Growth Fund            over $100,000
Mid-Cap Growth Fund-Advisor
Class                          None
Mid-Cap Growth Portfolio       None
Mid-Cap Value Fund             None
New America Growth Fund        None
New America Growth Portfolio   None
New Asia Fund                  None
New Era Fund                   None
New Horizons Fund              over $100,000
New Income Fund                None
New Jersey Tax-Free Bond Fund  None
New York Tax-Free Bond Fund    None
New York Tax-Free Money Fund   None
Personal Strategy Balanced
Fund                           None
Personal Strategy Balanced
Portfolio                      None
Personal Strategy Growth Fund  None
Personal Strategy Income Fund  None
Prime Reserve Fund             $10,001-$50,000
Prime Reserve Fund-PLUS Class  None
Prime Reserve Portfolio        None
Real Estate Fund               None
Reserve Investment Fund        None
Science & Technology Fund      None
Science & Technology
Fund-Advisor Class             None
Short-Term Bond Fund           None
Small-Cap Stock Fund           None
Small-Cap Stock Fund-Advisor
Class                          None
Small-Cap Value Fund           over $100,000
Small-Cap Value Fund-Advisor
Class                          None
Spectrum Growth Fund           None
Spectrum Income Fund           None
Spectrum International Fund    None
Summit Cash Reserves Fund      over $100,000
Summit GNMA Fund               None
Summit Municipal Income Fund   None
Summit Municipal Intermediate
Fund                           over $100,000
Summit Municipal Money Market
Fund                           None
Tax-Efficient Balanced Fund    None
Tax-Efficient Growth Fund      None
Tax-Efficient Multi-Cap
Growth Fund                    None
Tax-Exempt Money Fund          None
Tax-Exempt Money Fund-PLUS
Class                          None
Tax-Free High Yield Fund       None
Tax-Free Income Fund           $10,001-$50,000
Tax-Free Intermediate Bond
Fund                           None
Tax-Free Short-Intermediate
Fund                           None
Total Equity Market Index
Fund                           None
U.S. Bond Index Fund           None
U.S. Treasury Intermediate
Fund                           None
U.S. Treasury Long-Term Fund   None
U.S. Treasury Money Fund       None
Value Fund                     over $100,000
Value Fund-Advisor Class       None
Virginia Tax-Free Bond Fund    None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
Martin G. Wade                                  over $100,000
Balanced Fund                 None
Blue Chip Growth Fund         None
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     None
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          None
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            None
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         None
Equity Index 500 Portfolio    None
European Stock Fund           None
Extended Equity Market Index
Fund                          None
Financial Services Fund       None
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     None
Government Reserve
Investment Fund               None
Growth & Income Fund          None
Growth Stock Fund             None
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          None
Health Sciences Portfolio     None
High Yield Fund               None
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       None
International Bond
Fund-Advisor Class            None
International Discovery Fund  $50,001-$100,000
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      over $100,000
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            $10,001-$50,000
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     None
Maryland Tax-Free Bond Fund   None
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          None
Mid-Cap Growth Fund           None
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       None
New America Growth Portfolio  None
New Asia Fund                 None
New Era Fund                  over $100,000
New Horizons Fund             None
New Income Fund               None
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            None
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     None
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          None
Small-Cap Stock Fund          None
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          None
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          None
Spectrum Income Fund          None
Spectrum International Fund   None
Summit Cash Reserves Fund     None
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   None
Tax-Efficient Balanced Fund   None
Tax-Efficient Growth Fund     None
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         None
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          None
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          None
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    None
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of January 31, 2002, the officers and directors of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   As of January 31, 2002, the following shareholders of record owned more than 5% of the outstanding shares of any share class of the fund:

   International Stock (7.10%), International Discovery (5.49%), European Stock (10.69%), Japan (6.86%), New Asia (7.66%), and Emerging Markets Stock (13.92%) Funds: Charles Schwab & Co. Inc., Reinvestment Account, Attn.:
   Mutual Fund Dept., 101 Montgomery Street, San Francisco, California
   94104-4122.

   Latin America Fund (5.11%): Fidelity Investments, Institutional Operations Co., FIIOC as Agent for Ford SSIP, 100 Magellan Way (KW1C); Covington, Kentucky 41015-1999.

   International Stock (13.96%) and Emerging Markets Stock (8.61%) Funds: T. Rowe Price Trust Co. Inc., Attn.: TRPS Inst. Control Dept., P.O. Box 17215, Baltimore, Maryland 21297-1215.

   International Equity Index* and International Growth & Income (7.34%) Funds:
   TRP Finance Inc., 802 West Street, Suite 301, Wilmington, Delaware
   19801-1526.

   International Stock Fund (8.35%): Pirateline & Co., T. Rowe Price Associates,
   Attn.: Fund Accounting Dept., 100 East Pratt Street, Baltimore, Maryland 21202-1009.

   Japan Fund (7.25%): National Financial Services for the Exclusive Benefit of our Customers, 200 Liberty, One Financial Center, 4th Floor, New York, New York 10005-3500.

   Global Stock Fund (13.97%): T. Rowe Price RPS Inc. Co. Omnibus, Plan #OMNI Plan, Install Team for #113, P.O. Box 17215, Baltimore, Maryland 21297-1215.

   Institutional Foreign Equity Fund (6.01%): PACO, Attn.: Mutual Funds, P.O. Box 831575, Dallas, Texas 75283-1575.

   *TRP Finance is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. TRP Finance owns 34.79% of the outstanding shares of the fund. Securities owned by T. Rowe Price Finance are the result of its contribution to the fund at the fund's inception in order to provide the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Finance would be able to determine the outcome of most issues that were submitted to shareholders for vote.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Control of Investment Advisor
   T. Rowe Price Group, Inc., ("Group") owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn owns 100% of T. Rowe Price International, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.

   Services
   Under the Management Agreement, T. Rowe Price International provides the fund with discretionary investment services. Specifically, T. Rowe Price International is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price International is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price International provides the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agents' activities; and permitting T. Rowe Price International's employees to serve as officers, directors, and committee members of the fund without cost to the fund.

   The Management Agreement also provides that T. Rowe Price International, its directors, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Under the Management Agreement, T. Rowe Price International is permitted to utilize the services or facilities of others to provide it or the fund with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice or assistance as T. Rowe Price International may deem necessary, appropriate, or convenient for the discharge of its obligations under the Management Agreement or otherwise helpful to the fund.

   Approval of Management Agreements
   The Management Agreements of the funds are reviewed each year by the funds' boards of directors to determine whether the agreements should be renewed for a one year period or not. Renewal of the agreements requires the majority vote of the board of directors, including a majority of the independent directors. Each fund board consists of a majority of independent directors.

   In approving the continuation of the investment management agreements for each fund for the current year, the Board reviewed reports prepared by T. Rowe Price International, materials provided by fund counsel and counsel to the independent directors, as well as other information. The Board considered the nature and quality of the investment management services provided to the fund by T. Rowe Price International under the investment management agreements and the personnel who provide these services, including the historical performance of the fund compared to its benchmark index and its peer group of similar investment companies. In addition, the Board considered other services provided to the fund by T. Rowe Price International and its affiliates, such as administrative services, shareholder services, fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the fund's operation.

   The Board considered the fees paid to T. Rowe Price International for investment management services, as well as compensation paid to T. Rowe Price International or its affiliates for other non-advisory, services provided to the fund. In connection with its review of the fees paid to T. Rowe Price International and its affiliates, the Board reviewed information provided by Lipper Analytical comparing the fund's advisory fee rate and overall expense ratio with those of comparable funds. Where applicable, the Board considered that the fund's advisory fee structure reflects breakpoints, which permit fee reductions resulting from economies of scale. Additionally and where applicable, the Board considered the contractual fee waivers and expense reimbursements agreed to by T. Rowe Price International.

   The Board also considered the costs incurred and the benefits received by T. Rowe Price International and its affiliates, including the profitability of
   T. Rowe Price International from providing advisory services to the fund. In reviewing data concerning the profitability of T. Rowe Price International, the Board examined, among other components, the cost allocation methodology utilized in the presentation. In addition, the Board considered other potential benefits to T. Rowe Price International, such as the research services T. Rowe Price International receives from brokers in return for allocating fund brokerage in a "soft dollar" arrangement.

   Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by
   T. Rowe Price International to the fund and that the management fee rate was reasonable in relation to such services. The independent directors of the fund were assisted by independent legal counsel in their deliberations.

   All funds except Institutional Foreign Equity and International Equity Index Funds

   Management Fee
   The fund pays a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price International on the first business day of the next succeeding calendar month and is calculated as described next.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                                       0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
                                       ------------------------------------------------------------------------------
                                       0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
                                       ------------------------------------------------------------------------------
                                       0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Next $40 billion
                                       ------------------------------------------------------------------------------
                                       0.390%  Next $1 billion   0.330%  Next $10 billion  0.295%  Thereafter
                                       ------------------------------------------------------------------------------
                                       0.370%  Next $1 billion   0.320%  Next $10 billion




   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees  are listed in the following chart:

International Stock Fund                0.35%
International Discovery Fund            0.75
International Growth & Income Fund      0.35
European Stock Fund                     0.50
Japan Fund                              0.50
New Asia Fund                           0.50
Latin America Fund                      0.75
Emerging Markets Stock Fund             0.75
Global Stock Fund                       0.35
Emerging Europe & Mediterranean Fund    0.75

   The following chart sets forth the total management fees if any, paid to T. Rowe Price International by the funds during the last three years:

                              Fund                                     2001            2000             1999
                              ----                                     ----            ----             ----
International Stock(a)                                             $55,864,000     $79,269,000      $67,463,000
International Discovery                                              7,101,000      10,449,000        2,637,000
International Growth & Income                                                0               0                0
European Stock                                                       8,430,000      11,543,000       11,960,000
Japan                                                                1,727,000       3,735,000        2,345,000
New Asia                                                             5,854,000       9,914,000        6,444,000
Latin America                                                        2,179,000       2,734,000        2,162,000
Emerging Markets Stock                                               1,669,000       1,859,000          962,000
Emerging Europe & Mediterranean                                         48,000               0              (b)
Global Stock                                                           465,000         660,000          274,000


  (a) The fund has two classes of shares. The management fee is allocated to the class based on relative net assets.
  (b) Prior to commencement of operations.

   Limitation on Fund Expenses
   The Management Agreement between each fund and T. Rowe Price International provides that each fund will bear all expenses of its operations not specifically assumed by T. Rowe Price International other than interest, taxes, brokerage and other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses.

   The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price International has agreed to bear any fund expenses which would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe

   Price International are subject to reimbursement by the fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the fund's expense ratio exceeding its applicable limitation.

                                                  Expense      Reimbursement
         Fund              Limitation Period      -------      -------------
         ----              -----------------       Ratio            Date
-------------------------------------------------  -----            ----
                                                 Limitation
                                                 ----------
                                                 ------------------------------
Emerging Europe &       September 1, 2000 -
Mediterranean           October 31, 2002           1.75%     October 31, 2004
                        November 1, 1999 -
Emerging Markets Stock  October 31, 2001           1.75%     October 31, 2003
                        November 1, 2001 -
Global Stock(a)         October 31, 2003           1.20%     October 31, 2005
International Growth &  November 1, 2000 -
Income(b)               October 31, 2002           1.25%     October 31, 2004
International Stock     January 1, 2002 -          1.15%     October 31, 2005
Fund-Advisor Class(c)   October 31, 2003
-------------------------------------------------------------------------------



 (a) The Global Stock Fund previously operated under a 1.20% limitation that expired October 31, 2001. The reimbursement period for this limitation extends through October 31, 2003.

 (b) The International Growth & Income Fund previously operated under a 1.25% limitation that expired October 31, 2000. The reimbursement period for this limitation extends through October 31, 2002.

 (c) The International Stock Fund-Advisor Class previously operated under a 1.15% limitation that expired December 31, 2001. The reimbursement period for this limitation extends through December 31, 2003.


   Each of the above-referenced fund's Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the fund may reimburse T. Rowe Price International, provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.

   Pursuant to the Emerging Europe & Mediterranean Fund's current expense limitation, $172,000 of management fees were not accrued by the fund for the year ended October 31, 2001. Additionally, $221,000 from a prior period remains subject to reimbursement through October 31, 2004.

   Pursuant to the Global Stock Fund's current expense limitation, $130,000 of management fees were not accrued by the fund for the year ended October 31, 2001. Additionally, $142,000 of unaccrued fees related to a previous expense limitation are subject to reimbursement through October 31, 2003.

   Pursuant to the International Growth & Income Fund's current expense limitation, $65,000 of management fees were not accrued by the fund for the year ended October 31, 2001, and $107,000 of other expenses were borne by the manager. Additionally, $361,000 from a prior period remains subject to reimbursement through October 31, 2002, and $172,000 through October 31, 2004.

   Institutional Foreign Equity Fund
   For its services to the fund under the Management Agreement, T. Rowe Price International is paid an annual fee, in monthly installments, based on the fund's average daily net assets at the rate of 0.70%. For the fiscal years 2001, 2000, and 1999, T. Rowe Price International received from the fund management fees totaling $18,261,000, $25,279,000, and $22,916,000, respectively.

   International Equity Index Fund

   The fund pays T. Rowe Price International an annual all-inclusive fee based on its average daily net assets at the rate of 0.50%. The fund calculates and accrues the fee daily. The Management Agreement between the fund and T. Rowe Price International provides that T. Rowe Price International will pay all expenses of the fund's operations, except interest, taxes, brokerage commissions, and other charges incident to the purchase, sale, or lending of the fund's portfolio securities; directors' fees and expenses (including counsel fees and expenses); and such nonrecurring or extraordinary expenses that may arise, including the costs of actions, suits, or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors, and agents. However, the Board of Directors for the fund reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price International under the management agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the fund or paid to T. Rowe

   Price International. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $32,000 was payable at October 31, 2001.

   T. Rowe Price Spectrum Fund, Inc.
   The International Stock, International Discovery, European Stock, Japan, New Asia, Latin America, and Emerging Markets Stock Funds are parties to Special Servicing Agreements ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, T. Rowe Price International, and various other T. Rowe Price funds which, along with such funds, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

   The Agreement provides that, if the Board of Directors of any underlying Price fund determines that such underlying fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the underlying Price fund from the operation of Spectrum Fund, the underlying Price fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no underlying Price fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the underlying Price funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the underlying Price funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   Management Related Services
   As noted above, the Management Agreement spells out the expenses to be paid by the fund. In addition to the Management Fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt Street, Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds.

   The funds paid the expenses shown in the following table for the fiscal year ended October 31, 2001, to T. Rowe Price and its affiliates.

                               Transfer Agent and    Retirement     Accounting
            Fund              Shareholder Services  Subaccounting    Services
            ----              --------------------    Services       --------
                                                      --------
International Stock                $6,680,000        $5,472,000      $142,000
International Stock
Fund--Advisor Class                     2,000                 0           (a)
International Discovery             1,090,000           122,000       108,000
International Growth &
Income                                 28,000               (a)       104,000
European Stock                      1,593,000            86,000       107,000
Japan                                 464,000            10,000        85,000
New Asia                            1,608,000            92,000       105,000
Latin America                         456,000            14,000       104,000
Emerging Markets Stock                324,000            84,000       104,000
Emerging Europe &
Mediterranean                          93,000                 0       105,000
Global Stock                          202,000            75,000       104,000
Institutional Foreign Equity           20,000                 0       108,000
-------------------------------------------------------------------------------



 (a) Less than $1,000.



 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks, and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping, and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts. Under the

   AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2001.

International Stock Fund          $1,031,367
International Discovery Fund          64,489
European Stock Fund                    7,802
New Asia Fund                         33,740
Latin America Fund                    29,131
Emerging Markets Stock Fund            3,648

   The Advisor Class has adopted an Advisor Class administrative fee payment program ("Advisor Class AFP") under which various intermediaries, including intermediaries receiving 12b-1 payments, may receive payments from the Advisor Class in addition to 12b-1 fees for providing various recordkeeping and transfer agent type services to the Advisor classes and/or shareholders thereof. These services include, but are not limited to: transmission of net purchase and redemption orders; maintenance of separate records for shareholders reflecting purchases, redemptions, and share balances; mailing of shareholder confirmations and periodic statements; and telephone services in connection with the above. Under the AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2001.

International Stock Fund-Advisor Class      $18,359





 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund's distributor for all T. Rowe Price mutual funds on a continuous basis. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

   Investment Services is located at the same address as the fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the Price funds, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that Investment Services will pay or arrange for other to pay (other than International Equity Index Fund) all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing of prospectuses and reports to shareholders; and issuing shares, including expenses of confirming purchase orders. For the International Equity Index Fund, the Underlying Agreement provides that Investment Services will pay all of these fees and expenses.

   The Underwriting Agreement also provides that Investment Services will pay or arrange for others to pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the fund, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund.

   International Stock Fund-Advisor Class


                   Distribution and Shareholder Services Plan

   The fund Directors adopted a Plan pursuant to Rule 12b-1 on February 9, 2000, with respect to each Advisor Class. Each Plan provides that the Advisor Class may compensate Investment Services or such other persons as the fund or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Advisor Class shares. It is expected that most, if not all, payments under the Plan will be made (either directly, or indirectly through Investment Services) to brokers, dealers, banks, insurance companies, and intermediaries other than Investment Services. Under the Plan, each Advisor Class pays a fee at the annual rate of up to 0.25% of that class's average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary. However, a lesser amount may be paid based on the level of services provided. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Advisor Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing the Advisor Class shares. The amount of fees paid by an Advisor Class during any year may be more or less than the cost of distribution and other services provided to the Advisor Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

   The Plan requires that Investment Services provide, or cause to be provided, to the fund Directors for their review a quarterly written report identifying the amounts expended by each Advisor Class and the purposes for which such expenditures were made.

   Prior to approving the Plan, the fund considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit each fund, its Advisor Class, and the Advisor Class's shareholders. The fund Directors noted that to the extent the Plan allows a fund to sell Advisor Class shares in markets to which it would not otherwise have access, the Plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

   The Plan continues until March 31, 2002. The Plan is renewable thereafter from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund Directors and (2) by a vote of the majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Advisor Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Advisor Class and by the fund Directors in the manner prescribed by Rule 12b-1 under the 1940 Act. The Plan is terminable with respect to an Advisor Class at any time by a vote of a majority of the Rule 12b-1 Directors or by a majority vote of the outstanding shares in the Advisor Class.

   The following payments for the period ended December 31, 2001 were made to third-party intermediaries, including broker-dealers and insurance companies, for the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administration services under the 12b-1 Plan.

International Stock Fund-Advisor Class      $17,000





 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the fund's U.S. securities and cash, but it does not participate in the fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   The fund has entered into a Custodian Agreement with The Chase Manhattan Bank, London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The fund, its investment adviser (T. Rowe Price International), and its principal underwriter (T. Rowe Price Investment Services) have a written Code of Ethics which requires persons with access to investment information ("Access Persons") to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within 10 days after the end of the calendar quarter. Access Persons will not be permitted to effect transactions in a security if: there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price International. T. Rowe Price International is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.


                      How Brokers and Dealers Are Selected

   Equity Securities
   In purchasing and selling equity securities, it is T. Rowe Price International's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and at competitive commission rates where such rates are negotiable. However, under certain conditions, the fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price International generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price International to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

   Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. However, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

   Fixed-Income Securities
   For fixed-income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market-maker acting as principal on a net basis, with no brokerage commission being paid by the fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market-makers reflect the spread between the bid and asked prices.

   With respect to equity and fixed-income securities, T. Rowe Price International may effect principal transactions on behalf of the fund with a broker or dealer who furnishes brokerage and/or research services benefitting such clients, designate any such broker or dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price International may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

   T. Rowe Price International may cause a fund to pay a broker-dealer who furnishes brokerage and/or research services a commission for executing a transaction that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties but are provided to T. Rowe Price International by or through broker-dealers.


       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price International receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a fund's portfolio is likely to be invested. Research services are received primarily in the form of written reports, E-Mails, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. T. Rowe Price International cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, T. Rowe Price International is relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to T. Rowe Price International by or through brokers.


 How Evaluations are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid

   On a continuing basis, T. Rowe Price International seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of clients. In evaluating the reasonableness of commission rates, T. Rowe Price International considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares and dollar amount;
   (e) the complexity of a particular transaction in terms of both executive and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers-dealers that provide quality execution services also furnish research services to T. Rowe Price International. T. Rowe Price International has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, T. Rowe Price International may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price International may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings for non-ERISA accounts. Research is used overall to benefit such accounts which purchase in the offerings.


                                  Miscellaneous

   Research services furnished by brokers through which T. Rowe Price International effects securities transactions may be used in servicing all accounts managed by T. Rowe Price International. Conversely, research services received from brokers which execute transactions for a particular fund will not necessarily be used by T. Rowe Price International exclusively in connection with the management of that fund.

   Some of T. Rowe Price International's other clients have investment objectives and programs similar to those of the fund. T. Rowe Price International may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price International's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price International may follow the practice of grouping orders of various clients for execution, which generally results in lower commission rates being attained. Clients should be aware, however, that the grouping of their orders with other clients may sometimes result in a more favorable price and at other times may result in a less favorable price than if the client orders had not been grouped. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price International has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   The fund does not allocate business to any broker-dealer on the basis of its sales of the fund's shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

   The following tables present information on brokers previously affiliated with the funds. The affiliation ended on August 8, 2000, when T. Rowe Price International became a wholly owned subsidiary of T. Rowe Price Associates, Inc.The following brokerage commission amounts were paid to JFS during the years indicated:

             Fund                   2001         2000            1999
             ----                   ----         ----            ----
International Stock                  0         $111,651        $ 66,871
International Discovery              0          137,182          57,629
International Growth & Income        0                0               0
European Stock                       0                0           7,061
Japan                                0          104,073          64,341
New Asia                             0          194,678         332,889
Institutional Foreign Equity         0           45,634          26,632
Latin America                        0                0               0
Emerging Markets Stock               0            6,851          17,452
Emerging Europe & Mediterranean      0                0             (a)
Global Stock                         0              674             152
---------------------------------------------------------------------------


    (a) Prior to commencement of operations.

   The following brokerage commission amounts were paid to RF&Co during the years indicated:

             Fund                   2001         2000            1999
             ----                   ----         ----            ----
International Stock                  0         $142,925        $189,739
International Discovery              0                0           6,837
International Growth & Income        0                0               0
European Stock                       0           50,061          47,198
Japan                                0                0               0
New Asia                             0                0               0
Institutional Foreign Equity         0           50,469          50,635
Latin America                        0           17,628         112,032
Emerging Markets Stock               0            4,703          13,190
Emerging Europe & Mediterranean      0            6,523             (a)
Global Stock                         0            1,746           1,565
---------------------------------------------------------------------------


    (a) Prior to commencement of operations.

   The following brokerage commission amounts were paid to Ord Minnett during the years indicated:

             Fund                   2001          2000           1999
             ----                   ----          ----           ----
International Stock                   0               0         $16,789
International Discovery               0          $4,352           3,954
International Growth & Income         0               0             165
European Stock                        0               0              10
Japan                                 0               0               0
New Asia                              0               0               0
Institutional Foreign Equity          0           8,427           6,264
Latin America                         0               0               0
Emerging Markets Stock                0               0               0
Emerging Europe & Mediterranean       0               0             (a)
Global Stock                          0               0              56
---------------------------------------------------------------------------


    (a) Prior to commencement of operations.

   The following brokerage commission amounts were paid to Fleming Martin during the years indicated:

             Fund                       2001                   2000
             ----                       ----                   ----
International Stock                       0                         0
International Discovery                   0                         0
International Growth & Income             0                         0
European Stock                            0                         0
Japan                                     0                         0
New Asia                                  0                         0
Institutional Foreign Equity              0                         0
Latin America                             0                         0
Emerging Markets Stock                    0                   $13,716
Emerging Europe & Mediterranean           0                         0
Global Stock                              0                         0

   In accordance with the written procedures adopted pursuant to Rule 17e-1, the independent directors of each fund reviewed the 2001 transactions with affiliated brokers and determined that such transactions resulted in an economic advantage to the funds either in the form of lower execution costs or otherwise.


                                      Other

   The amounts shown below involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings, for the last three fiscal years:

             Fund                    2001           2000            1999
             ----                    ----           ----            ----
International Stock               $7,616,000     $16,945,000     $6,542,000
International Discovery            1,942,000       3,394,000      1,114,000
International Growth & Income          5,000          21,000         46,000
European Stock                       485,000       1,374,000        944,000
Japan                                347,000         852,000        752,000
New Asia                           2,415,000       3,921,000      3,466,000
Latin America                        368,000         287,000        414,000
Emerging Markets Stock               653,000         604,000        346,000
Emerging Europe & Mediterranean       86,000          56,000            (a)
Global Stock                         106,000         222,000        781,000
Institutional Foreign Equity       2,471,000       5,685,000      2,552,000
International Equity Index            10,000             (a)            (a)
------------------------------------------------------------------------------


    (a) Prior to commencement of operations.

   The percentage of total portfolio transactions, placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the fund, or in some cases, to the fund, for the last three fiscal years, are shown below:

                     Fund                            2001           2000            1999
                     ----                            ----           ----            ----
International Stock                                   87%            98%             96%
International Discovery                               67             94              94
International Growth & Income                         89            100             100
European Stock                                        95             95              94
Japan                                                 86             89              91
New Asia                                              89             94              90
Latin America                                         85             94              73
Emerging Markets Stock                                79             95              89
Emerging Europe & Mediterranean                       96             86             (a)
Global Stock                                          67             99             100
Institutional Foreign Equity                          84             97              97
International Equity Index                             3            (a)             (a)
----------------------------------------------------------------------------------------------


    (a) Prior to commencement of operations.

   The portfolio turnover rate for each fund, for the last three fiscal years, was as follows:

             Fund                    2001           2000            1999
             ----                    ----           ----            ----
International Stock                  17.4%          38.2%           17.6%
International Discovery              59.1           81.0            98.2
International Growth & Income        8.5/d/         32.2            35.8/a/
European Stock                        5.8           24.5            15.7
Japan                                45.8           59.5            58.8
New Asia                             49.0           52.2            69.9
Latin America                        29.9           27.5            43.2
Emerging Markets Stock               70.3           56.1            59.0
Emerging Europe & Mediterranean      83.1           62.9/b/        (e)
Global Stock                         52.3           71.5            37.5
Institutional Foreign Equity         21.4           39.7            18.2
International Equity Index           63.1/c/       (e)             (e)
------------------------------------------------------------------------------


  (a) From the commencement of operations December 21, 1998, to October 31,
     1999.

  (b) From the commencement of operations August 31, 2000, to October 31,
     2000.

  (c) From the commencement of operations November 30, 2000, to October 31,
     2001.

  (d) Relatively consistent patterns of worldwide returns, especially for growth stocks versus value stocks, led to the fund's lower portfolio turnover in 2001 compared to 2000.

  (e) Prior to commencement of operations.



 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Equity securities are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

   Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued using prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

   Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

   Trading in the portfolio securities of the fund may take place in various foreign markets on certain days (such as Saturday) when the fund is not open for business and does not calculate its net asset value. In addition, trading in a fund's portfolio securities may not occur on days when the fund is open.

 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund, other than the Japan Fund, is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The net asset value per share of the Japan Fund is calculated as of the close of trading on the NYSE each day the NYSE and the Tokyo Stock Exchange ("TSE") are both open. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The TSE is scheduled to be closed on the following weekdays in 2002: January 1, 2, 3, and 14; February 11; March 21; April 29; May 3 and 6; September 16 and 23; October 14; November 4; and December 23 and 31, as well as the following weekdays in 2003: January 1, 2, 3, and 13; February 11; March 21; April 29; May 3 and 5; July 21; September 15 and 23; October 13; November 4 and 24; December 23 and
   31. If the TSE closes on dates not listed, the Japan Fund will not be priced on those dates.

   Determination of net asset value (and the offering, sale, redemption, and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, , or in the case of the Japan Fund, either the NYSE or TSE is closed, , (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, dividends and capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   Dividends and distributions paid by the fund (other than Global Stock Fund) are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of the fund's income consists of dividends paid by United States corporations. Income dividends paid by the Global Stock Fund are eligible for the dividends-received deduction for corporate shareholders, only to the extent the Global Stock Fund's income consists of dividends paid by United States corporations. Long-term capital gain distributions paid from the fund are never eligible for this deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid federal income tax.

                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund's taxable year.

   At the time of your purchase, the fund's net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

   Income received by the fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the fund's total assets at the close of its taxable year comprise securities issued by foreign corporations or governments, the fund may file an election with the Internal Revenue Service to "pass through" to the fund's shareholders the amount of any foreign income taxes paid by the fund. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their respective pro-rata share of foreign taxes paid by the fund; (2) treat their pro-rata share of foreign taxes as paid by them; and (3) either deduct their pro-rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

   The fund intends to meet the requirements of the Code which permit it to elect to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the fund, if the fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (1) the foreign taxes paid, and (2) the fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the Code: (1) the fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; (2) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and the fund may qualify for the 70% deduction for dividends received by corporations; and (3) foreign tax credits would not "pass through" to shareholders.


                        Taxation of Foreign Shareholders

   The code provides that dividends from net income (which are deemed to include for this purpose each shareholder's pro-rata share of foreign taxes paid by the fund--see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.


                      Passive Foreign Investment Companies

   The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies for U.S. tax purposes. Such foreign investment funds or trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such foreign investment funds or trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any period of time will vary from the average.

                  Cumulative Performance Percentage Change
                            Period ended 10/31/01
                             1 Yr.    5 Yrs.   10 Yrs.    % Since    Inception
                             -----    ------   -------    -------    ---------
                                                         Inception     Date
                                                         ---------     ----
International Stock Fund     -28.17%    2.81%   72.48%    874.95%    05/09/80
International Stock
Fund-Advisor Class           -28.06    --       --        -39.34     03/31/00
International Discovery
Fund                         -31.90    67.12   120.92     208.69     12/30/88
International Growth &
Income Fund                  -17.99    --       --         -8.50     12/21/98
European Stock Fund          -23.98    30.10   141.24     142.70     02/28/90
Japan Fund                   -36.45   -18.07    --        -13.24     12/30/91
Latin America Fund           -19.10     6.81    --        -12.30     12/29/93
New Asia Fund                -28.23   -38.18    12.28      31.39     09/28/90
Emerging Markets Stock Fund  -26.33   -17.26    --         -4.01     03/31/95
Global Stock Fund            -24.69    37.06    --         55.57     12/29/95
Institutional Foreign
Equity Fund                  -28.02     3.84    74.09      93.04     09/07/89
Emerging Europe &
Mediterranean Fund           -31.28    --       --        -40.56     08/31/00
International Equity Index    --       --       --        -22.20     11/30/00
Fund
-------------------------------------------------------------------------------

                   Average Annual Compound Rates of Return
                            Period ended 10/31/01
                             1 Yr.    5 Yrs.   10 Yrs.    % Since    Inception
                             -----    ------   -------    -------    ---------
                                                         Inception     Date
                                                         ---------     ----
International Stock Fund     -28.17%   0.56%    5.60%      11.18%    05/09/80
International Stock
Fund-Advisor Class           -28.06   --        --        -27.02     03/31/00
International Discovery
Fund                         -31.90   10.82     8.25        9.18     12/30/88
International Growth &
Income Fund                  -17.99   --        --         -3.06     12/21/98
European Stock Fund          -23.98    5.40     9.21        7.89     02/28/90
Japan Fund                   -36.45   -3.91     --         -1.43     12/30/91
Latin America Fund           -19.10    1.33     --         -1.66     12/29/93
New Asia Fund                -28.23   -9.17     1.16        2.49     09/28/90
Emerging Markets Stock Fund  -26.33   -3.72     --         -0.62     03/31/95
Global Stock Fund            -24.69    6.51     --          7.86     12/29/95
Institutional Foreign
Equity Fund                  -28.02    0.76     5.70        5.56     09/07/89
Emerging Europe &
Mediterranean Fund           -31.28   --        --        -35.98     08/31/00
International Equity Index    --      --        --          *        11/30/00
Fund
-------------------------------------------------------------------------------



 * No figure is provided because the fund's performance is for a period of less than one year.


                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index, (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firm's, ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the consumer price index (or any other measure for inflation), or government statistics, such as GNP, may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantaged product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund's portfolio.


                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The T. Rowe Price funds, including the Advisor Class, are considered to be "no-load" funds. They impose no front-end or back-end sales loads. However, the Advisor Class does charge 12b-1 fees. Under applicable National Association of Securities Dealers Regulation, Inc. ("NASDR") regulations, mutual funds that have no front-end or deferred sales charges and whose total asset-based charges for sales-related expenses and/or service fees (as defined by NASDR) do not exceed 0.25% of average net assets per year may be referred to as no-load funds.


                               Redemptions in Kind

   The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind and in cash as set forth in its prospectus.

   In the unlikely event a shareholder were to receive an in-kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.



 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The T. Rowe Price International Funds, Inc. (the "International Corporation") is a Maryland corporation.

   Currently, the International Corporation consists of the following 12 series, each representing a separate class of shares and having different objectives and investment policies. The 12 series are as follows: International Stock Fund (and a separate class of shares-International Stock Fund-Advisor Class), International Bond Fund (and a separate class of shares-International Bond Fund-Advisor Class), International Discovery Fund, European Stock Fund, New Asia Fund, Japan Fund, Latin America Fund, Emerging Markets Bond Fund, Emerging Markets Stock Fund, Global Stock Fund, International Growth & Income Fund, and Emerging Europe & Mediterranean Fund.

   The T. Rowe Price Institutional International Funds, Inc. (the "Institutional Corporation") was organized in 1989 as a Maryland corporation.

   Currently, the Institutional Corporation consists of one series, the Institutional Foreign Equity Fund.

   The T. Rowe Price International Index Fund, Inc. (the "Index Corporation") is a Maryland Corporation established in 2000.

   Each fund is registered with the SEC under the 1940 Act as an open-end investment company, commonly known as a "mutual fund." Each Charter also provides that the Board of Directors may issue additional series and classes of shares.

   The fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series; each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

   Each share of each series has equal voting rights with every other share of every other series, and all shares of all series vote as a single group except where a separate vote of any class or series is required by the 1940 Act, the laws of the State of Maryland, the Corporation's Articles of Incorporation, the By-Laws of the Corporation, or as the Board of Directors may determine in its sole discretion. Where a separate vote is required with respect to one or more classes or series, then the shares of all other classes or series vote as a single class or series, provided that, as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes or series is entitled to vote. The preferences, rights, and other characteristics attaching to any series of shares, including the present series of capital stock, might be altered or eliminated, or the series might be combined with another series, by action approved by the vote of the holders of a majority of all the shares of all series entitled to be voted on the proposal, without any additional right to vote as a series by the holders of the capital stock or of another affected series.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the fund, a special meeting of shareholders of the fund shall be called by the Secretary of the fund on the written request of shareholders entitled to cast at least 10% of all the votes of the fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the fund to the extent required by
   Section 16(c) of the 1940 Act.



 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's shares are registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.

 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Shearman & Sterling, whose address is 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604, is legal counsel to the fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the fund.

   The financial statements of the funds listed below for the periods ended October 31, 2001, and the report of independent accountants are included in each fund's Annual Report for the periods ended October 31, 2001. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the periods ended October 31, 2001, are incorporated into this Statement of Additional Information by reference:

                          ANNUAL REPORT REFERENCES:
                                       INTERNATIONAL  INTERNATIONAL  EUROPEAN
                                       STOCK          DISCOVERY      STOCK
                                       -----          ---------      -----
Financial Highlights, October 31,
2001                                        10              9            10
Portfolio of Investments, October 31,
2001                                       11-20          10-17        11-16
Statement of Assets and Liabilities,
October 31, 2001                            21             18            17
Statement of Operations, year ended
October 31, 2001                           22-23           19            18
Statement of Changes in Net Assets,
years ended
October 31, 2001, and October 31,
2000                                       24-25           20            19
Notes to Financial Statements,
October 31, 2001                           26-30          21-25        20-23
Report of Independent Accountants           31             26            24



                                                   LATIN    NEW ASIA  JAPAN
                                                   AMERICA  --------  -----
                                                   -------
Financial Highlights, October 31, 2001                9        9         10
Portfolio of Investments, October 31, 2001          10-12    10-14      11-13
Statement of Assets and Liabilities, October 31,
2001                                                 13        15        14
Statement of Operations, year ended October 31,
2001                                                 14        16        15
Statement of Changes in Net Assets, years ended
October 31, 2001, and October 31, 2000               15        17        16
Notes to Financial Statements, October 31, 2001     16-20    18-22      17-20
Report of Independent Accountants                    21        23        21

                                                EMERGING       INSTITUTIONAL
                                                MARKETS STOCK  FOREIGN EQUITY
                                                -------------  --------------
Financial Highlights, October 31, 2001               10              7
Portfolio of Investments, October 31, 2001          11-18           8-11
Statement of Assets and Liabilities, October
31, 2001                                             19              12
Statement of Operations, year ended October
31, 2001                                             20              13
Statement of Changes in Net Assets, years
ended
October 31, 2001, and October 31, 2000               21              14
Notes to Financial Statements, October 31,
2001                                                22-26          15-16
Report of Independent Accountants                    27              17



                                               GLOBAL STOCK  INTERNATIONAL
                                               ------------  GROWTH & INCOME
                                                             ---------------
Financial Highlights, October 31, 2001              9               9
Statement of Net Assets, October 31, 2001         10-19           10-19
Statement of Operations, year ended October
31, 2001                                            20              20
Statement of Changes in Net Assets, years
ended
October 31, 2001, and October 31, 2000              21              21
Notes to Financial Statements, October 31,
2001                                              22-25           22-25
Report of Independent Accountants                   26              26



                                                   EMERGING EUROPE
                                                   & MEDITERRANEAN
                                                   ---------------
Financial Highlights, October 31, 2001                     9
Statement of Net Assets, October 31, 2001                10-12
Statement of Operations, October 31, 2001                  13
Statement of Changes in Net Assets, year ended
October 31, 2001, and August 31, 2000
(commencement of operations), to October 31, 2000          14
Notes to Financial Statements, October 31, 2001          15-18
Report of Independent Accountants                          19



                                                       INTERNATIONAL STOCK
                                                       FUND-ADVISOR CLASS
                                                       ------------------
Financial Highlights, October 31, 2001                           10
Portfolio of Investments, October 31, 2001                     11-20
Statement of Assets and Liabilities, October 31, 2001            21
Statement of Operations, year ended October 31, 2001           22-23
Statement of Changes in Net Assets, years ended
October 31, 2001, and October 31, 2000                         24-25
Notes to Financial Statements, October 31, 2001                26-30
Report of Independent Accountants                                31

                                                        INTERNATIONAL
                                                        EQUITY INDEX
                                                        ------------
Financial Highlights, October 31, 2001                         9
Statement of Net Assets, October 31, 2001                    10-37
Statement of Operations, November 30, 2000
(commencement of operations), to October 31, 2001              38
Statement of Changes in Net Assets, November 30, 2000
(commencement of operations), to October 31, 2001              39
Notes to Financial Statements, October 31, 2001              40-42
Report of Independent Accountants                              43

  STATEMENT OF ADDITIONAL INFORMATION

   The date of this Statement of Additional Information is October 1, 2001, revised to April 29, 2002.

         T. ROWE PRICE CORPORATE INCOME FUND, INC.
         T. ROWE PRICE GNMA FUND
         T. ROWE PRICE HIGH YIELD FUND, INC.
              T. Rowe Price High Yield Fund-Advisor Class
         T. ROWE PRICE NEW INCOME FUND, INC.
         T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
             T. Rowe Price Institutional High Yield Fund
         T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
              T. Rowe Price Personal Strategy Balanced Fund
              T. Rowe Price Personal Strategy Growth Fund
              T. Rowe Price Personal Strategy Income Fund
         T. ROWE PRICE PRIME RESERVE FUND, INC.
              T. Rowe Price Prime Reserve Fund
              T. Rowe Price Prime Reserve Fund-PLUS Class
         T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.
              T. Rowe Price Government Reserve Investment Fund
              T. Rowe Price Reserve Investment Fund
         T. ROWE PRICE SHORT-TERM BOND FUND, INC.
                                         and
         T. ROWE PRICE U.S. TREASURY FUNDS, INC.
              U.S. Treasury Intermediate Fund
              U.S. Treasury Long-Term Fund
              U.S. Treasury Money Fund
 -------------------------------------------------------------------------------

Mailing Address:
T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
1-800-638-5660

   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.

   For convenience, the term "director" is used to refer to both directors of funds that are corporations and to trustees of funds tht are Massachusetts busines trusts.

   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated October 1, 2001 (or April 30, 2002 for the Institutional High Yield Fund), which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each fund's (other than the Institutional High Yield Fund's) financial statements for the fiscal year ended May
   31, 2001, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information. Each fund's (other than the Institutional High Yield Fund's) unaudited Semiannual Report for the six months ended November 30, 2001, are also incorporated by reference into this Statement of Additional Information.

                                                                C22-043 04/29/02

   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660 and they will be sent to you at no charge. Please read them carefully.

   Government Reserve Investment Fund ("GRF") and Reserve Investment Fund ("RIF") are not available for direct purchase by members of the public.


                              TABLE OF CONTENTS
                              -----------------
                        Page                                             Page
                        ----                                             ----
Capital Stock              7       Management of the Funds                 39
                           7
------------------------------     --------------------------------------------
Code of Ethics             6       Net Asset Value Per Share                7
                           4                                                2
------------------------------     --------------------------------------------
Custodian                  6       Portfolio Management Practices          20
                           4
------------------------------     --------------------------------------------
Distributor for the        6       Portfolio Transactions                   6
Fund                       3                                                5
------------------------------     --------------------------------------------
Dividends and              7       Pricing of Securities                    7
Distributions              2                                                0
------------------------------     --------------------------------------------
Federal Registration      78       Principal Holders of Securities          5
of Shares                                                                   6
------------------------------     --------------------------------------------
Independent               78       Ratings of Commercial Paper              8
Accountants                                                                 2
------------------------------     --------------------------------------------
Investment Management      5       Ratings of Corporate Debt Securities     8
Services                   7                                                3
------------------------------     --------------------------------------------
Investment Objectives      2       Risk Factors                             3
and Policies
------------------------------     --------------------------------------------
Investment Performance     7       Services                                 6
                           4       by Outside Parties                       2
------------------------------     --------------------------------------------
Investment Program         7       Tax Status                               7
                                                                            2
------------------------------     --------------------------------------------
Investment                36       Yield Information                        7
Restrictions                                                                3
------------------------------     --------------------------------------------
Legal Counsel             78

------------------------------     --------------------------------------------





 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each fund's investment objectives and policies discussed in each fund's prospectus.

   Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund's operating policies are subject to change by each Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price") Moody's Investors Service, Inc. ("Moody's") Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")
                  T. Rowe Price International, Inc. ("T. Rowe Price International")

 RISK FACTORS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.

   All funds


                                Debt Obligations

   Yields on short-, intermediate-, and long-term debt securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio debt securities, and a decline in interest rates will generally increase the value of portfolio debt securities. The ability of the fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the fund invests to meet their obligations for the payment of interest and principal when due. Although the fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the fund will achieve its investment objective.

   After purchase by the fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require a sale of such security by the fund. However, T. Rowe Price will consider such events in its determination of whether the fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the fund's Board of Directors, determines whether the unrated security is of a quality comparable to that which the fund is allowed to purchase.

   Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds

   There can be no assurance that the fund will achieve its investment objective or be able to maintain its net asset value per share at $1.00. The price of the fund is not guaranteed or insured by the U.S. government and its yield is not fixed. An increase in interest rates could reduce the value of the fund's portfolio investments, and a decline in interest rates could increase the value.

   All funds except Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds

   Because of its investment policy, the fund may or may not be suitable or appropriate for any particular investor. The fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The value of the portfolio securities of the fund will fluctuate based upon market conditions. Although the fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk.

   Mortgage-backed securities differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage-backed security (i.e., the fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the fund when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the fund to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security. Conversely, the fund may realize a gain on prepayments of mortgage pools trading at a discount. Such prepayments will provide an early return of principal which may then be reinvested at the then higher prevailing interest rate.

   The market value of adjustable rate mortgage securities ("ARMs"), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates. They should also display less volatility than long-term mortgage-backed securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARM securities may prevent income on the ARM from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

   Corporate Income, High Yield, Institutional High Yield, and Personal Strategy Funds

   Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors associated with the fund's investments in lower-rated debt securities.

  . Youth and Growth of the Lower-Rated Debt Securities Market The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the fund's portfolio, the fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals, and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. An investment in the fund is more risky than investment in shares of a fund which invests only in higher-rated debt securities.

  . Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of fund shareholders, the fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

  . Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the fund and may also limit the ability of the fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the fund owns or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the fund owns will affect its net asset value per share. If market quotations are not readily available for the fund's lower-rated or nonrated securities, these securities will be valued by a method that the fund's Board of Directors believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

  . Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. The fund accrues income on these securities prior to the receipt of cash payments. The fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

   Corporate Income, High Yield, Institutional High Yield, New Income, Personal Strategy, and Short-Term Bond Funds

  . Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund while others relate more to the countries in which the fund will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

  . Political and Economic Factors Individual foreign economies of some countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of some foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value, setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In 1999, the democratically elected government of Pakistan was overthrown by a military coup. The Russian government also defaulted on all its domestic debt. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea. In 2001, Argentina defaulted on its foreign-owned debt and had the peso devalued, resulting in the resignation of its president and deadly riots in December in response to government-mandated austerity measures.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the fund's assets denominated in that currency. Such changes will also affect the fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of the fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of the fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") traded in the United States or on foreign exchanges. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on United States exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the fund.

  . Investment Funds The fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The fund's investment in these funds is subject to the provisions of the 1940 Act. If the fund invests in such investment funds, the fund's shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which cause significant risks and uncertainties to investment in Eastern Europe and Russia.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the fund to engage in foreign currency transactions designed to protect the value of the fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.



 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------

                               Types of Securities

   Set forth below is additional information about certain of the investments described in each fund's prospectus.


                                 Debt Securities

   Fixed income securities in which the fund may invest include, but are not limited to, those described below.

   All funds

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities  Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association ("Fannie Mae" or "FNMA"), Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

   The GNMA, U.S. Treasury Money, U.S. Treasury Intermediate, U.S. Treasury Long-Term, and Government Reserve Investment Funds may only invest in these securities if they are supported by the full faith and credit of the U.S. government.

   All funds except GNMA, Government Reserve Investment, U.S. Treasury Money, U.S. Treasury Intermediate, and U.S. Treasury Long-Term Funds

  . Bank Obligations Certificates of deposit, banker's acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Corporate Debt Securities Outstanding corporate debt securities (e.g., bonds and debentures). Corporate notes may have fixed, variable, or floating rates.

  . Commercial Paper and Commercial Notes Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

  . Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.

   All funds except Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds


                           Mortgage-Related Securities

   Mortgage-related securities in which the fund may invest include, but are not limited to, those described below. The GNMA, U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds may only invest in these securities to the extent they are backed by the full faith and credit of the U.S. government.

  . Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the fund. This principal is returned to the fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  . U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as GNMA, FNMA, the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

  . Ginnie Mae Certificates Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

  . Fannie Mae Certificates Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

  . Freddie Mac Certificates Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

  . Farmer Mac Certificates Farmer Mac is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate. Similar to Fannie Mae and Freddie Mac, Farmer Mac Certificates are not supported by the full faith and credit of the U.S. government; rather, Farmer Mac may borrow from the U.S. Treasury to meet its guaranty obligations.

   As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security, is the principal investment risk for a purchaser of such securities, like the fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

   Fixed rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

   Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

   Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

  . Collateralized Mortgage Obligations ("CMOs") CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

   In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

   The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

  . U.S. Government Agency Multi-class Pass-Through Securities Unlike CMOs, U.S.
   Government Agency Multi-class Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

  . Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations, or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

  . Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance, or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the fund's quality standards. The fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the fund's quality standards.

  . Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest only securities ("IOs") receive the interest portion of the cash flow while principal only securities ("POs") receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund.

   The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

   The staff of the SEC has advised the fund that it believes the fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the fund's net assets. Under the staff's position, the determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the fund's Board of Directors. The fund's Board of Directors has delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; and size of the issue and the number of dealers who make a market in the IO or PO.

  . Adjustable Rate Mortgage Securities ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

  . Other Mortgage-Related Securities The fund expects that governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the fund's objective, policies and quality standards, consider making investments in such new types of securities.

   All funds except GNMA, Government Reserve Investment, U.S. Treasury Money, U.S. Treasury Intermediate, and U.S. Treasury Long-Term Funds


                             Asset-Backed Securities

   The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

   Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.

   Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

   Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card, or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a director or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

  . Methods of Allocating Cash Flows While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

   Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the fund.

  . Types of Credit Support Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained from third parties "external credit enhancement," through various means of structuring the transaction "internal credit enhancement," or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

  . Automobile Receivable Securities The fund may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

   Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

  . Credit Card Receivable Securities The fund may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying account during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

   Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

  . Other Assets Asset-backed securities backed by assets other than those described above, including, but not limited to, home equity loans, small-business loans and accounts receivable, equipment leases, commercial real estate loans, boat loans and manufacturing housing loans. The fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the fund may invest in these securities.

   High Yield and Institutional High Yield Funds


                     Collateralized Bond or Loan Obligations

   Collateralized Bond Obligations ("CBOs") are bonds collateralized by corporate bonds, mortgages, or asset-backed securities and Collateralized Loan Obligations ("CLOs") are bonds collateralized by bank loans. CBOs and CLOs are structured into tranches, and payments are allocated such that each tranche has a predictable cash flow stream and average life. CBOs are fairly recent entrants to the fixed income market. Most CBOs issued to date have been collateralized by high yield bonds or loans, with heavy credit enhancement.


                       Loan Participations and Assignments

   Loan participations and assignments (collectively "participations") will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries which is referred to as Loans to Developing Countries debt ("LDC debt"). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

   The loan participations in which the fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

   There may not be a recognizable, liquid public market for loan participations. To the extent this is the case, the fund would consider the loan participation as illiquid and subject to the fund's restriction on investing no more than 15% of its net assets in illiquid securities.

   Where required by applicable SEC positions, the fund will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction on diversification.

   Various service fees received by the fund from loan participations, may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Code. Thus the sum of such fees plus any other non-qualifying income earned by the fund cannot exceed 10% of total income.


                                  Trade Claims

   Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on these trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

   Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

   Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of both a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

   As noted above, investing in trade claims does carry some unique risks which include:

  . Establishing the Amount of the Claim Frequently, the supplier's estimate of its receivable will differ from the customer's estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

  . Defenses to Claims The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

  . Documentation/Indemnification Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller's credit.

  . Volatile Pricing Due to Illiquid Market There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. Generally, it is expected that Trade Claims would be considered illiquid investments.

  . No Current Yield/Ultimate Recovery Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

  . Tax Issue Although the issue is not free from doubt, it is likely that Trade
   Claims would be treated as non-securities investments. As a result, any gains would be considered "non-qualifying" under the Code. The fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.


                        Zero Coupon and Pay-in-Kind Bonds

   A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

   Pay-in-Kind ("PIK") Instruments are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK's are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

   For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the fund until the maturity or call date of the bond. The fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the fund.

   Corporate Income, High Yield, Institutional High Yield, New Income, and Personal Strategy Funds


                                    Warrants

   The fund may acquire warrants. Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

   Corporate Income, High Yield, Institutional High Yield, New Income, Personal Strategy, and Short-Term Bond Funds


                               Hybrid Instruments

   Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "hybrid instruments"). Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively "underlying assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

   The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

   Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund. Accordingly, the fund will limit its investments in hybrid instruments to 10% of total assets. However, because of their volatility, it is possible that the fund's investment in hybrid instruments will account for more than 10% of the fund's return (positive or negative).

   All funds


             When-Issued Securities and Forward Commitment Contracts

   The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. The purchase of these securities will result in a loss if their values decline prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The fund will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

   To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.


                      Additional Adjustable Rate Securities

   Certain securities may be issued with adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

   Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument which is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities, either (i) upon notice of no more than 30 days or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days' notice, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

   Floating Rate Securities Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

   Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

   Corporate Income, High Yield, Institutional High Yield, New Income, Personal Strategy, Prime Reserve, Reserve Investment, and Short-Term Bond Funds


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund's Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% (10% for Government Reserve Investment,

   Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds) of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's restriction of investing no more than 15% (10% for Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% (10% for Government Reserve Investment, Prime Reserve,
   Reserve Investment, and U.S. Treasury Money Funds) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

   New Income and Short-Term Bond Funds


                             Industry Concentration

   When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industry, the fund will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of its assets, in any one such industry, if the fund has cash for such investment (i.e., the fund will not sell portfolio securities to raise cash) and, if in T. Rowe Price's judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the fund's investment objectives. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody's or S&P's and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings, T. Rowe Price believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Management believes that any risk to the fund which might result from concentration in any industry will be minimized by the fund's practice of diversifying its investments in other respects. The fund's policy with respect to industry concentration is a fundamental policy. (For investment restriction on industry concentration, see "Investment Restrictions").



 PORTFOLIO MANAGEMENT PRACTICES
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                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers, institutional investors, or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program. The collateral, in turn, is invested in short-term securities. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the fund employs an agent to implement its securities lending program and the agent receives a fee from the fund for its services. The fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the fund bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.


                         Interfund Borrowing and Lending

   The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from and/or lend money to other funds in the T. Rowe
   Price complex ("Price Funds"). All loans are set at an interest rate between rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the fund. While neither RIF or GRF pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the FDIC or any other government agency. Although the funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.


 High Yield and Institutional High Yield Funds


                                   Short Sales

   The fund may make short sales for hedging purposes to protect the fund against companies whose credit is deteriorating. Short sales are transactions in which the fund sells a security it does not own in anticipation of a decline in the market value of that security. The fund's short sales would be limited to situations where the fund owns a debt security of a company and would sell short the common or preferred stock or another debt security at a different level of the capital structure of the same company. No securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 2% of the value of the fund's net assets.

   To complete a short sale transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

   Until the fund replaces a borrowed security in connection with a short sale, the fund will: (a) maintain daily a segregated account, containing cash, U.S. government securities, or other suitable cover as permitted by the SEC, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time its was sold short; or (b) otherwise cover its short position.

   The fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the fund security being hedged by the short sale.

   The Taxpayer Relief Act of 1997 requires a mutual fund to recognize gain upon entering into a constructive sale of stock, a partnership interest, or certain debt positions occurring after June 8, 1997. A constructive sale is deemed to occur if the fund enters into a short sale, an offsetting notional principal contract, or a futures or forward contract which is substantially identical to the appreciated position. Some of the transactions in which the fund is permitted to invest may cause certain appreciated positions in securities held by the fund to qualify as a "constructive sale," in which case it would be treated as sold and the resulting gain subjected to tax or, in the case of a mutual fund, distributed to shareholders. If this were to occur, the fund would be required to distribute such gains even though it would receive no cash until the later sale of the security. Such distributions could reduce the amount of cash available for investment by the fund. Because these rules do not apply to "straight" debt transactions, it is not anticipated that they will have a significant impact on the fund; however, the effect cannot be determined until the issuance of clarifying regulations.

   All funds except Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds


                                     Options

   Options are a type of potentially high-risk derivative.


                          Writing Covered Call Options

   The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income which should serve to enhance the fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

   A call option gives the holder (buyer) the right to purchase, and the writer (seller) has the obligation to sell, a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do), but capable of enhancing the fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund's loss could be significant.

   The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of the closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

   The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The fund would write put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

   The premium received by the fund for writing covered put options will be recorded as a liability of the fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of the closing bid and ask prices.


                             Purchasing Put Options

   The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe

   Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund in the portfolio of investments. This asset will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of the closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

   The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the fund when purchasing a call option will be recorded as an asset of the fund in the portfolio of investments. This asset will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.


                        Dealer (Over-the-Counter) Options

   The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   High Yield and Institutional High Yield Funds


                           Spread Option Transactions

   The fund may purchase from and sell to securities dealers covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the fund does not own, but which is used as a benchmark. The risk to the fund in purchasing covered spread options is the cost of the premium paid for the spread options and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option. The security covering the spread option will be maintained in a segregated account by the fund's custodian. The fund does not consider a security covered by a spread option to be "pledged" as that term is used in the fund's policy limiting the pledging or mortgaging of its assets. The fund may also buy and sell uncovered spread options. Such options would be used for the same purposes and be subject to similar risks as covered spread options. However, in an uncovered spread option, the fund would not own either of the securities involved in the spread.

   All funds except Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

   Stock index futures contracts may be used to provide a hedge for a portion of the fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund's portfolio successfully, the fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   Regulatory Limitations
   If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors without a shareholder vote and does not limit the percentage of the fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a debt security) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund's open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   Financial futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require a payment by the fund ("variation margin") to restore the margin account to the amount of the initial margin.

   Subsequent payments ("mark-to-market payments") to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the fund will pay the amount of the daily change in value to the broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the broker will pay the amount of the daily change in value to the fund.

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

   As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

   For example, the S&P 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions which would operate to terminate the fund's position in the futures contracts. Final determinations of mark-to-market payments would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily mark-to-market and variation margin payments. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily mark-to-market and variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.


                          Options on Futures Contracts

   The fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on futures contracts are valued daily at the last sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or in the absence of such sale, the mean of closing bid and ask prices.

   As an alternative to writing or purchasing call and put options on interest rate futures, the fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the funds and the other T. Rowe Price funds in a fair and nondiscriminatory manner.


          Special Risks of Transactions in Options on Futures Contracts

   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument, or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


                    Additional Futures and Options Contracts

   Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the fund's order is placed and the time it is liquidated, offset, or exercised.

   Corporate Income, High Yield, Institutional High Yield, New Income, Personal Strategy, and Short-Term Bond Funds

   Swap Agreements
   The fund may enter into interest rate, index, total return, credit, and, to the extent it may invest in foreign currency-denominated securities, currency rate swap agreements. The fund may also enter into options on swap agreements ("swap options") on the types of swaps listed above.

   Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment, index or currency. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The fund may write (sell) and purchase put and call swap options.

   One example of the use of swaps within a fund may be to manage the interest rate sensitivity of the fund. The fund might receive or pay a fixed-rate interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the fund. Or, the fund may buy or sell swap options to effect the same result. The fund may also replicate a security by selling it, placing the proceeds in cash deposits and receiving a fixed rate in the swap market.

   Another example is the use of credit default swaps to buy or sell credit protection. A default swap is a bilateral contract that enables an investor to buy/sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event(s). The fund may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the default swap market. The credit protection market is still relatively new and should be considered illiquid.

   Most swap agreements entered into by the fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The fund's current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by T. Rowe Price.

   The use of swap agreements by the fund entails certain risks. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

   The fund will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the fund purchases a swap option it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swap option it will become obligated, upon exercise of the option, according to the terms of the underlying agreement.

   Because swaps are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds


     Limitations on Futures and Options for Intermediate and Long-Term Funds

   The funds will not purchase a futures contract or option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the fund's net asset value. In addition, neither of the funds will enter into a futures transaction if it would be obligated to purchase or deliver under outstanding open futures contracts amounts which would exceed 15% of the fund's total assets.

   A fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to delivery under put options exceeds 15% of the market value of the fund's total assets.

   A fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities subject to such put options or covering call options exceeds 15% of the market value of the fund's total assets.

   The funds have no current intention of investing in options on securities. However, they reserve the right to do so in the future and could be subject to the following limitations: a fund may invest up to 15% of its total assets in premiums on put options and 15% of its total assets in premiums on call options. The total amount of a fund's total assets invested in futures and options will not exceed 15% of the fund's total assets.

   Corporate Income, High Yield, Institutional High Yield, New Income, Personal Strategy, and Short-Term Bond Funds


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The fund's use of such contracts would include, but not be limited to, the following:

   First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for relative currency values will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the fund will be served.

   Third, the fund may use forward contracts when the fund wishes to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument-the security would be issued in U.S. dollars but the dollar component would be transformed into a foreign currency through a forward contract.

   The fund may enter into forward contacts for any other purpose consistent with the fund's investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the fund may net offsetting positions.

   At the maturity of a forward contract, the fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   The fund may enter into certain options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

   These transactions may be considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from options, futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   Entering into certain options, futures contracts, swaps, or foreign forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund. See "Portfolio Management Practices-Short Sales" for further discussion.

   The Internal Revenue Service has issued a notice proposing alternative methods for the inclusion or deduction of certain payments made under swap contracts. Although not anticipated, it is possible that final rules could result in changes to the amounts recorded by the fund, potentially impacting the tax results of the fund.



 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that the fund (other than the Prime Reserve, U.S. Treasury Money, Government Reserve Investment, and Reserve Investment Funds) may enter into futures contracts and options thereon;

   (3) (a)
       Industry Concentration (All funds except High Yield, New Income, Prime Reserve, Reserve Investment, and Short-Term Bond Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

       (b)
       Industry Concentration (High Yield Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the fund will normally concentrate 25% or more of its assets in securities of the banking industry when the fund's position in issues maturing in one year or less equals 35% or more of the fund's total assets;

        (c) Industry Concentration (New Income Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances, and further provided that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker's acceptances;

       (d)
       Industry Concentration (Prime Reserve and Reserve Investment Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker's acceptances; and

       (e)
       Industry Concentration (Short-Term Bond Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the fund will normally invest more than 25% of its total assets in the securities of the banking industry including, but not limited to, bank certificates of deposit and banker's acceptances when the fund's position in issues maturing in one year or less equals 35% or more of the fund's total assets; provided, further, that the fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances;

   (4) Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

   (5) Percent Limit on Assets Invested in Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of the fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);

   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act; or

   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (1), the Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds have no current intention of engaging in any borrowing transactions.

       With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3):

           . U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry.

           . Industries are determined by reference to the classifications of industries set forth in the fund's semiannual and annual reports.

           . It is the position of the staff of the SEC that foreign governments are industries for purposes of this restriction.

       For purposes of investment restriction (4), the fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

       For purposes of investment restriction (5), the fund will consider a repurchase agreement fully collateralized with U.S. government securities to be U.S. government securities.


                               Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) (a)Equity Securities (All funds, except Corporate Income, High Yield, Institutional High Yield, and New Income Funds) Purchase any equity security or security convertible into an equity security except as set forth in its prospectus and operating policy on investment companies;

       (b)
       Equity Securities (High Yield and Institutional High Yield Funds) Invest more than 20% of the fund's total assets in equity securities (including up to 10% of net assets in warrants);

       (c)
       Equity Securities (Corporate Income and New Income Funds) Invest more than 25% of the fund's total assets in equity securities;

   (4) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;

   (5) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for the Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds) of its net assets would be invested in such securities;

   (6) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; (ii) securities of the Government Reserve Investment and Reserve Investment Funds; or (iii) in the case of the Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds, only securities of other money market funds;

   (7) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (8) Mortgaging Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33/1//\\/3/\\% of the fund's total assets at the time of borrowing or investment;

   (9) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (10) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (11) (a) Short Sales (All funds except High Yield and Institutional High Yield Funds) Effect short sales of securities;

       (b)
       Short Sales (High Yield and Institutional High Yield Funds) Effect short sales of securities, other than as set forth in its prospectus and Statement of Additional Information; or

   (12) Warrants Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

   Institutional Income and Personal Strategy Funds

   Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the fund (a "Feeder"), and one or more other funds with the same investment objective and program as the fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the fund. The fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The officers and directors of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years.

   The fund is governed by a Board of Directors that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The majority of Board members are independent of T. Rowe Price and T. Rowe Price International. The directors who are also employees or officers of T. Rowe Price are referred to as inside or interested directors. Each Board currently has three committees, described in the following paragraphs.

   The Committee of Independent Directors, which consists of all of the independent directors of the funds, is responsible for selecting candidates for election as independent directors to fill vacancies on each fund's Board.
   F. Pierce Linaweaver is chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. The committee held no formal meetings during the last fiscal year.

   The Joint Audit Committee is comprised of David K. Fagin, F. Pierce Linaweaver, John G. Schreiber, and Paul M. Wythes all independent directors. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the T. Rowe Price funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting or other questions relating to particular areas of the
   T. Rowe Price funds' operations or the operations of parties dealing with the
   T. Rowe Price funds, as circumstances indicate. The Audit Committee for the funds met three times in 2001. All members of the committee participated in the meetings.

   The fund's Executive Committee, consisting of the fund's interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

                               Independent Directors

                                   Term of                         Number of
                     Position(s)   Office(                         Portfolios
                     Held          a            Principal Occu     in Fund       O
                     W             )            pation(s) During   Complex       ther Director
Name, Address, and   ith           and Length   Past 5 Years       Overseen by   ships of Public
Date of Birth        Fund          of Time      (b)                Director      Companies
                                   Served
---------------------------------------------------------------------------------------------------

 Calvin W. Burnett,      Director   Director since      President, Coppin         98      Provident Bank of
 Ph.D.                              later of 1993 or    State College                     Maryland
 100 East Pratt Street              inception of
 Baltimore, MD 21202                fund(c)
 3/16/32
--------------------------------------------------------------------------------------------------------------
 Anthony W. Deering      Director   Director since      Director, Chairman of     98      The Rouse Company
 100 East Pratt Street              later of 1979 or    the Board, President,
 Baltimore, MD 21202                inception of        and Chief Executive
 1/28/45                            fund(c)             Officer, The Rouse
                                                        Company, real estate
                                                        developers


                                         *

 Donald W. Dick, Jr.     Director   Director since      Principal,                98      None
 100 East Pratt Street              later of 1994 or    EuroCapital Advisors,
 Baltimore, MD 21202                inception of        LLC, an acquisition
 1/27/43                            fund(c)             and management
                                                        advisory firm
                                                                               ----------------------------------
-------------------------------------------------------------------------------
 David K. Fagin          Director   Director since      Director, Dayton          98      Dayton Mining
 100 East Pratt Street              later of 1994 or    Mining Corporation                Corporation, Golden
 Baltimore, MD 21202                inception of        (6/98 to present),                Star Resources Ltd.,
 4/9/38                             fund(c)             Golden Star Resources             and Canyon Resources,
                                                        Ltd., and Canyon                  Corp.
                                                        Resources, Corp.
                                                        (5/00 to present);
                                                        Chairman and
                                                        President, Nye
                                                        Corporation
-----------------------------------------------------------------------------------------------------------------
 F. Pierce Linaweaver    Director   Director since      President, F. Pierce      98      None
 100 East Pratt Street              later of 1980 or    Linaweaver &
 Baltimore, MD 21202                inception of        Associates, Inc.,
 8/22/34                            fund(c)             consulting
                                                        environmental & civil
                                                        engineers
-----------------------------------------------------------------------------------------------------------------
 Hanne M. Merriman       Director   Director since      Retail Business           98      Ann Taylor Stores
 100 East Pratt Street              later of 1994 or    Consultant                        Corporation, Ameren
 Baltimore, MD 21202                inception of                                          Corp., Finlay
 11/16/41                           fund(c)                                               Enterprises, Inc., The
                                                                                          Rouse Company, and US
                                                                                          Airways Group, Inc.

-----------------------------------------------------------------------------------------------------------------

 John G. Schreiber       Director   Director since      Owner/President,          98      AMLI Residential
 100 East Pratt Street              later of 1992 or    Centaur Capital                   Properties Trust, Host
 Baltimore, MD 21202                inception of        Partners, Inc., a                 Marriott Corporation,
 10/21/46                           fund(c)             real estate                       and The Rouse Company,
                                                        investment company;               real estate developers
                                                        Senior Advisor and
                                                        Partner, Blackstone
                                                        Real Estate Advisors,
                                                        L.P.
-----------------------------------------------------------------------------------------------------------------
 Hubert D. Vos           Director   Director since      Owner/President,          98      None
 100 East Pratt Street              later of 1994 or    Stonington Capital
 Baltimore, MD 21202                inception of        Corporation, a
 8/2/33                             fund(c)             private investment
                                                        company
-----------------------------------------------------------------------------------------------------------------
 Paul M. Wythes          Director   Director since      Founding Partner of       98       Teltone Corporation
 100 East Pratt Street              later of 1994 or    Sutter Hill Ventures,
 Baltimore, MD 21202                inception of        a venture capital
 6/23/33                            fund(c)             limited partnership,
                                                        providing equity
                                                        capital to young high
                                                        technology companies
                                                        throughout the United
                                                        States
                                                                               ----------------------------------
-------------------------------------------------------------------------------

 * All information about the directors was current as of April 25, 2002.


 (a) Each director serves until election of a successor.

 (b) Unless otherwise indicated, the Independent Directors have been engaged in their respective principal occupations for at least five years.

 (c) See fund inception dates in the chart below.


            Fund Inception Dates
Fund                            Inception Date
----
Corporate Income                   10/31/95
GNMA                               11/26/85
High Yield                         12/31/84
High Yield Fund-Advisor Class      03/31/00
Institutional High Yield           05/31/02
New Income                         08/31/73
Personal Strategy Balanced         07/29/94
Personal Strategy Growth           07/29/94
Personal Strategy Income           07/29/94
Prime Reserve                      01/26/76
Prime Reserve Fund-PLUS Class      11/01/98
Short-Term Bond                    03/02/84
U.S. Treasury Intermediate         09/29/89
U.S. Treasury Long-Term            09/29/89
U.S. Treasury Money                06/28/82
-----------------------------------------------

                                Inside Directors

                                   Term of                                Number of    O
                     Position(s)   Office(                                Portfolios   ther
                     Held          a                                      in Fund      Director
                     W             )            Principal Occupation(s)   Complex      ships of
Name, Address, and   ith           and Length   During Past 5 Years       Overseen     Public
Date of Birth        Fund          of Time      (b)                       by Director  Companies
                                   Served
--------------------------------------------------------------------------------------------------



 James A.C. Kennedy     Director   Director since    Director and Managing            33     None
 100 East Pratt Street             later of          Director, T. Rowe Price and
 Baltimore, MD 21202
 8/15/53                           1997              T. Rowe Price Group, Inc.
                                                     Director, Personal Strategy
                                   or inception      Funds
                                   of fund(
                                   c
                                   )
------------------------------------------------------------------------------------------------------

 William T. Reynolds    Director   Director since    Director and Managing                37     None
 100 East Pratt Street             later of          Director, T. Rowe Price and T.
 Baltimore, MD 21202               1991              Rowe Price Group, Inc.
 5/26/48
                                   or inception
                                   of fund(          Director
                                   c                 , all funds except
                                   )                 Personal Strategy Funds;
                                                     Chairman of the Board,
                                                     Corporate Income, High Yield,
                                                     Institutional High Yield,
                                                      Prime
                                                     Reserve, Reserve Investment,
                                                     and Short-Term Bond Funds;
                                                     President, New Income and
                                                     U.S. Treasury Funds; Vice
                                                     President, Personal Strategy
                                                     Funds
----------------------------------------------------------------------------------------------------------

 James S. Riepe         Director   Director since    Vice Chairman of the Board,         98     None
 100 East Pratt Street             later of          Director and Managing
 Baltimore, MD 21202               1983              Director, T. Rowe Price and
 6/25/43                                             T. Rowe Price Group, Inc.;
                                   or inception      Chairman of the Board and
                                   of fund(          Director, T. Rowe Price
                                   c                 Investment Services, Inc.,
                                   )                 T. Rowe Price Retirement Plan
                                                     Services, Inc., and T. Rowe
                                                     Price Services, Inc.; Chairman
                                                     of the Board, Director,
                                                     President, and Trust Officer,
                                                     T. Rowe Price Trust Company;
                                                     Director, T. Rowe Price
                                                     International, Inc., T. Rowe
                                                     Price Global Asset
                                                     Management Limited, and
                                                     T. Rowe Price Global

                                                     Investment Services Limited
                                                     Director
                                                      and Vice President,
                                                     all funds
---------------------------------------------------------------------------------------------------------



 M. David Testa         Director   Director since    Vice Chairman of the Board,          98     None
 100 East Pratt Street             later of          Chief Investment Officer,
 Baltimore, MD 21202               1994              Director, and Managing
 4/22/44                                             Director, T. Rowe Price Group,
                                   or inception      Inc.; Chief Investment Officer,
                                   of fund(          Director, and Managing
                                   c                 Director, T. Rowe Price;
                                   )                 Chairman, T. Rowe Price
                                                     Global Asset Management
                                                     Limited; Vice President and
                                                     Director, T. Rowe Price Trust
                                                     Company; Director, T. Rowe
                                                     Price Global Investment
                                                     Services Limited and T. Rowe

                                                     Price International, Inc.
                                                     Director
                                                     , all funds
----------------------------------------------------------------------------------------------------------



 (a) Each director serves until election of a successor.

 (b) Unless otherwise indicated, the officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

 (c) See fund inception dates in the chart above.

                                  Officers/(a)/

Name, Date of Birth, Address, and
Principal Occupations                        Position(s) Held with Fund
-------------------------------------------------------------------------------
Connice A. Bavely, 3/5/51                    President, GNMA Fund; Vice
Vice President, T. Rowe Price and T. Rowe    President, New Income and
Price Group, Inc.                            Short-Term Bond Funds
-------------------------------------------------------------------------------
Stephen W. Boesel, 12/28/44                  Executive Vice President, Personal
Managing Director, T. Rowe Price and T.      Strategy Funds
Rowe Price Group, Inc.; Vice President, T.
Rowe Price Trust Company
-------------------------------------------------------------------------------
Brian J. Brennan, 7/14/64                    Vice President, New Income Fund
Vice President, T. Rowe Price and T. Rowe
Price Group, Inc.
-------------------------------------------------------------------------------
Andrew M. Brooks, 2/16/56                    Vice President, High Yield and
Vice President, T. Rowe Price and T. Rowe    Institutional Income Funds
Price Group, Inc.
-------------------------------------------------------------------------------
Steven G. Brooks, 8/5/54                     Vice President, Corporate Income
Vice President, T. Rowe Price and T. Rowe    and Short-Term Bond Funds
Price Group, Inc.
-------------------------------------------------------------------------------
Brian E. Burns, 10/6/60                      Vice President, Prime Reserve,
Assistant Vice President, T. Rowe Price      Reserve Investment, and U.S.
                                             Treasury Funds
-------------------------------------------------------------------------------
Joseph A. Carrier, 12/30/60                  Treasurer, all funds
Vice President, T. Rowe Price, T. Rowe
Price Group, Inc., and

T. Rowe Price Investment Services, Inc.
-------------------------------------------------------------------------------
Patrick S. Cassidy, 8/27/64                  Vice President, Corporate Income,
Vice President, T. Rowe Price and T. Rowe    New Income, Prime Reserve, Reserve
Price Group, Inc.                            Investment, and Short-Term Bond
                                             Funds
-------------------------------------------------------------------------------
Jerome A. Clark, 1/2/61                      Vice President, U.S. Treasury
Vice President, T. Rowe Price, T. Rowe       Funds
Price Group, Inc., T. Rowe Price
Investment Services, and T. Rowe Price
Trust Company
-------------------------------------------------------------------------------
Robert N. Gensler, 10/18/57                  Vice President, High Yield and
Vice President, T. Rowe Price and T. Rowe    Institutional Income Funds
Price Group, Inc.
-------------------------------------------------------------------------------
Charles B. Hill, 9/22/61                     Vice President, Short-Term Bond
Vice President, T. Rowe Price and T. Rowe    and U.S. Treasury Funds
Price Group, Inc.
-------------------------------------------------------------------------------
Henry H. Hopkins, 12/23/42                   Vice President, all funds
Managing Director, T. Rowe Price; Director
and Managing Director, T. Rowe Price
Group, Inc.; Vice President, T. Rowe
Price International, Inc. and T. Rowe
Price Retirement Plan Services, Inc.; Vice
President and Director, T. Rowe Price
Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company
-------------------------------------------------------------------------------
Paul A. Karpers, 11/14/67                    Vice President, High Yield and
Vice President, T. Rowe Price and T. Rowe    Institutional Income Funds
Price Group, Inc.
-------------------------------------------------------------------------------
J. Jeffrey Lang, 1/10/62                     Vice President, Personal Strategy
Vice President, T. Rowe Price and T. Rowe    Funds
Price Trust Company
-------------------------------------------------------------------------------
John H. Laporte, 7/26/45                     Vice President, Personal Strategy
Managing Director, T. Rowe Price; Managing   Funds
Director and Director, T. Rowe Price
Group, Inc.
-------------------------------------------------------------------------------
Alan D. Levenson, 7/17/58                    Vice President, GNMA, New Income,
Vice President, T. Rowe Price and T. Rowe    and U.S. Treasury Funds
Price Group, Inc.; formerly Senior Vice
President and Director of Research at
Aubrey G. Lanston & Co., Inc.
-------------------------------------------------------------------------------
Nathaniel S. Levy, 7/13/62                   Vice President, High Yield and
Vice President, T. Rowe Price and T. Rowe    Institutional Income Funds
Price Group, Inc.
-------------------------------------------------------------------------------
Patricia B. Lippert, 1/12/53                 Secretary, all funds
Assistant Vice President, T. Rowe Price
and T. Rowe Price Investment Services,
Inc.
-------------------------------------------------------------------------------
Kevin P. Loome, 10/19/67                     Vice President, High Yield and
Vice President, T. Rowe Price, T. Rowe       Institutional Income Funds
Price Group, Inc., and T. Rowe Price
International, Inc.
-------------------------------------------------------------------------------
Joseph K. Lynagh, 6/9/58                     Vice President, Prime Reserve,
Vice President, T. Rowe Price and T. Rowe    Reserve Investment, and U.S.
Price Group, Inc.; formerly Corporate        Treasury Funds
Banking Officer with NationsBank;
Chartered Financial Analyst
-------------------------------------------------------------------------------
James M. McDonald, 9/29/49                   Executive Vice President, Prime
Vice President, T. Rowe Price, T. Rowe       Reserve and Reserve Investment
Price Group, Inc., and T. Rowe Price Trust   Funds; Vice President, U.S.
Company                                      Treasury Funds
-------------------------------------------------------------------------------
Michael J. McGonigle, 10/14/66               Vice President, High Yield and
Vice President, T. Rowe Price and T. Rowe    Institutional Income Funds
Price Group, Inc.
-------------------------------------------------------------------------------
Cheryl A. Mickel, 1/11/67                    Vice President, Short-Term Bond
Vice President, T. Rowe Price and T. Rowe    and U.S. Treasury Funds
Price Group, Inc.
-------------------------------------------------------------------------------
David S. Middleton, 1/18/56                  Controller, all funds
Vice President, T. Rowe Price, T. Rowe
Price Group, Inc., and T. Rowe Price Trust
Company
-------------------------------------------------------------------------------
M Christine Munoz, 12/2/62                   Vice President, Personal Strategy
Assistant Vice President, T. Rowe Price      Funds
-------------------------------------------------------------------------------
Edmund M. Notzon, 10/1/45                    President, Personal Strategy
Managing Director, T. Rowe Price and T.      Funds; Vice President, GNMA and
Rowe Price Group, Inc.; Vice President, T.   New Income Funds
Rowe Price Investment Services, Inc. and
T. Rowe Price Trust Company
-------------------------------------------------------------------------------
Donald J. Peters, 7/3/59                     Vice President, Personal Strategy
Vice President, T. Rowe Price and T. Rowe    Funds
Price Group, Inc.
-------------------------------------------------------------------------------
Joan R. Potee, 11/23/47                      Vice President, Prime Reserve,
Vice President, T. Rowe Price and T. Rowe    Reserve Investment, and U.S.
Price Group, Inc.                            Treasury Funds
-------------------------------------------------------------------------------
Larry J. Puglia, 8/25/60                     Executive Vice President, Personal
Managing Director, T. Rowe Price and T.      Strategy Funds
Rowe Price Group, Inc.; Chartered
Financial Analyst
-------------------------------------------------------------------------------
Vernon A. Reid Jr., 5/14/54                  Vice President, Corporate Income,
Vice President, T. Rowe Price and T. Rowe    New Income, and U.S. Treasury
Price Group, Inc.                            Funds
-------------------------------------------------------------------------------
Brian C. Rogers, 6/27/55                     Vice President, Personal Strategy
Managing Director, T. Rowe Price; Director   Funds
and Managing Director, T. Rowe Price
Group, Inc.; Vice President, T. Rowe
Price Trust Company
-------------------------------------------------------------------------------
Robert M. Rubino, 8/2/53                     President, Corporate Income Fund;
Vice President, T. Rowe Price and T. Rowe    Vice President, New Income and
Price Group, Inc.                            Short-Term Bond Funds
-------------------------------------------------------------------------------
Daniel O. Shackelford, 3/11/58               Vice President, New Income and
Vice President, T. Rowe Price and T. Rowe    U.S. Treasury Funds
Price Group, Inc.
-------------------------------------------------------------------------------
Hubert M. Stiles, Jr., 6/22/47               Vice President, High Yield Fund
Vice President, T. Rowe Price and T. Rowe
Price Group, Inc.
-------------------------------------------------------------------------------
Walter P. Stuart, 3/27/60                    Vice President, High Yield and
Assistant Vice President, T. Rowe Price      Institutional Income Funds
-------------------------------------------------------------------------------
Thomas E. Tewksbury, 8/1/61                  Vice President, High Yield Fund
Vice President, T. Rowe Price and T. Rowe
Price Group, Inc.
-------------------------------------------------------------------------------
Susan G. Troll, 8/27/66                      Vice President, Prime Reserve Fund
Vice President, T. Rowe Price and T. Rowe
Price Group, Inc.
-------------------------------------------------------------------------------
                                             President, High Yield and
Mark J. Vaselkiv, 7/22/58                    Institutional Income Funds;
Managing Director, T. Rowe Price and T.      Executive Vice President,
Rowe Price Group, Inc.                       Corporate Income Fund; Vice
                                             President, Personal Strategy Funds
-------------------------------------------------------------------------------
John Wells, 8/17/70                          Vice President, GNMA Fund
Vice President, T. Rowe Price and T. Rowe
Price Group, Inc.
-------------------------------------------------------------------------------
Richard T. Whitney, 5/7/58                   Vice President, Personal Strategy
Managing Director, T. Rowe Price and T.      Funds
Rowe Price Group, Inc.; Vice President, T.
Rowe Price Trust Company and T. Rowe Price
International, Inc.
-------------------------------------------------------------------------------
Edward A. Wiese, 4/12/59                     President, Prime Reserve, Reserve
Vice President, T. Rowe Price, T. Rowe       Investment, and Short-Term Bond
Price Group, Inc., and T. Rowe Price Trust   Funds; Executive Vice President,
Company; Vice President, Director, and       U.S. Treasury Funds
Chief Investment Officer, T. Rowe Price
Savings Bank; Chartered Financial Analyst
-------------------------------------------------------------------------------
Thea N. Williams, 12/20/61                   Vice President, Corporate Income,
Vice President, T. Rowe Price and T. Rowe    High Yield, and Institutional
Price Group, Inc.                            Income Funds
-------------------------------------------------------------------------------

(a) Unless otherwise indicated, the officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

                           Director Compensation Table

   The fund does not pay pension or retirement benefits to its officers or directors. Also, any director of the fund who is an officer or employee of T. Rowe Price or T. Rowe Price International does not receive any remuneration from the fund.


                                        Aggregate Compensation from
Name of Person                          Fund(a)
--------------------------------------  --------------------------------------------
Corporate Income Fund
Calvin W. Burnett, Ph.D.                                                      $1,373
Anthony W. Deering                                                             1,607
F. Pierce Linaweaver                                                           1,411
John G. Schreiber                                                              1,411
--------------------------------------------------------------------------------------
GNMA Fund
Calvin W. Burnett, Ph.D.                                                      $2,388
Anthony W. Deering                                                             2,796
F. Pierce Linaweaver                                                           2,454
John G. Schreiber                                                              2,454
--------------------------------------------------------------------------------------
High Yield Fund
Calvin W. Burnett, Ph.D.                                                      $2,864
Anthony W. Deering                                                             3,352
F. Pierce Linaweaver                                                           2,943
John G. Schreiber                                                              2,943
--------------------------------------------------------------------------------------
Institutional High Yield Fund(c)
                                                                                   $
Calvin W. Burnett, Ph.D.                                                         555
Anthony W. Deering                                                               555
Donald W. Dick, Jr.                                                              555
David K. Fagin                                                                   555
F. Pierce Linaweaver                                                             555
Hanne M. Merriman                                                                555
John G. Schreiber                                                                555
Hubert D. Vos                                                                    555
Paul M. Wythes                                                                   555
--------------------------------------------------------------------------------------
New Income Fund
                                                                                   $
Calvin W. Burnett, Ph.D.                                                       3,003
Anthony W. Deering                                                             3,515
F. Pierce Linaweaver                                                           3,086
John G. Schreiber                                                              3,086
--------------------------------------------------------------------------------------
Personal Strategy Balanced Fund
                                                                                   $
Donald W. Dick, Jr.                                                            1,403
David K. Fagin                                                                 1,199
Hanne M. Merriman                                                              1,199
Hubert D. Vos                                                                  1,232
Paul M. Wythes                                                                 1,435
--------------------------------------------------------------------------------------
Personal Strategy Growth Fund
                                                                                   $
Donald W. Dick, Jr.,                                                           1,287
David K. Fagin                                                                 1,100
Hanne M. Merriman                                                              1,100
Hubert D. Vos                                                                  1,130
Paul M. Wythes                                                                 1,318
--------------------------------------------------------------------------------------
Personal Strategy Income Fund
Donald W. Dick, Jr.                                                           $1,267
David K. Fagin                                                                 1,083
Hanne M. Merriman                                                              1,083
Hubert D. Vos                                                                  1,113
Paul M. Wythes                                                                 1,297
--------------------------------------------------------------------------------------
Prime Reserve Fund
                                                                                   $
Calvin W. Burnett, Ph.D.                                                       6,981
Anthony W. Deering                                                             8,170
F. Pierce Linaweaver                                                           7,173
John G. Schreiber                                                              7,173
--------------------------------------------------------------------------------------
Short-Term Bond Fund
Calvin W. Burnett, Ph.D.                                                      $1,691
Anthony W. Deering                                                             1,980
F. Pierce Linaweaver                                                           1,739
John G. Schreiber                                                              1,739
--------------------------------------------------------------------------------------
U.S. Treasury Intermediate Fund
Calvin W. Burnett, Ph.D.                                                      $1,557
Anthony W. Deering,                                                            1,822
F. Pierce Linaweaver                                                           1,600
John G. Schreiber                                                              1,600
--------------------------------------------------------------------------------------
U.S. Treasury Long-Term Fund
Calvin W. Burnett, Ph.D.                                                      $1,629
Anthony W. Deering                                                             1,907
F. Pierce Linaweaver                                                           1,674
John G. Schreiber                                                              1,674
--------------------------------------------------------------------------------------
U.S. Treasury Money Fund
Calvin W. Burnett, Ph.D.                                                      $2,250
Anthony W. Deering                                                             2,634
F. Pierce Linaweaver                                                           2,312
John G. Schreiber                                                              2,312
--------------------------------------------------------------------------------------
                                        Total Compensation from Fund and
Name of Person                          Fund  Complex Paid to
--------------------------------------   Directors(b)
                                         ------------------------------------------------
Corporate Income Fund
Calvin W. Burnett, Ph.D.                                                          $83,750
Anthony W. Deering                                                                 92,500
F. Pierce Linaweaver                                                               85,750
John G. Schreiber                                                                  85,750
-------------------------------------------------------------------------------------------
GNMA Fund
Calvin W. Burnett, Ph.D.                                                          $83,750
Anthony W. Deering                                                                 92,500
F. Pierce Linaweaver                                                               85,750
John G. Schreiber                                                                  85,750
-------------------------------------------------------------------------------------------
High Yield Fund
Calvin W. Burnett, Ph.D.                                                          $83,750
Anthony W. Deering                                                                 92,500
F. Pierce Linaweaver                                                               85,750
John G. Schreiber                                                                  85,750
-------------------------------------------------------------------------------------------
Institutional High Yield Fund(c)
                                                                                        $
Calvin W. Burnett, Ph.D.                                                          110,000
Anthony W. Deering                                                                110,000
Donald W. Dick, Jr.                                                               110,000
David K. Fagin                                                                    110,000
F. Pierce Linaweaver                                                              110,000
Hanne M. Merriman                                                                 110,000
John G. Schreiber                                                                 110,000
Hubert D. Vos                                                                     110,000
Paul M. Wythes                                                                    110,000
-------------------------------------------------------------------------------------------
New Income Fund
Calvin W. Burnett, Ph.D.                                                          $83,750
Anthony W. Deering                                                                 92,500
F. Pierce Linaweaver                                                               85,750
John G. Schreiber                                                                  85,750
-------------------------------------------------------------------------------------------
Personal Strategy Balanced Fund
Donald W. Dick, Jr.                                                               $92,500
David K. Fagin                                                                     83,750
Hanne M. Merriman                                                                  83,750
Hubert D. Vos                                                                      85,750
Paul M. Wythes                                                                     94,500
-------------------------------------------------------------------------------------------
Personal Strategy Growth Fund
Donald W. Dick, Jr.,                                                              $92,500
David K. Fagin                                                                     83,750
Hanne M. Merriman                                                                  83,750
Hubert D. Vos                                                                      85,750
Paul M. Wythes                                                                     94,500
-------------------------------------------------------------------------------------------
Personal Strategy Income Fund
Donald W. Dick, Jr.                                                               $92,500
David K. Fagin                                                                     83,750
Hanne M. Merriman                                                                  83,750
Hubert D. Vos                                                                      85,750
Paul M. Wythes                                                                     94,500
-------------------------------------------------------------------------------------------
Prime Reserve Fund
Calvin W. Burnett, Ph.D.                                                          $83,750
Anthony W. Deering                                                                 92,500
F. Pierce Linaweaver                                                               85,750
John G. Schreiber                                                                  85,750
-------------------------------------------------------------------------------------------
Short-Term Bond Fund
Calvin W. Burnett, Ph.D.                                                          $83,750
Anthony W. Deering                                                                 92,500
F. Pierce Linaweaver                                                               85,750
John G. Schreiber                                                                  85,750
-------------------------------------------------------------------------------------------
U.S. Treasury Intermediate Fund
Calvin W. Burnett, Ph.D.                                                          $83,750
Anthony W. Deering,                                                                92,500
F. Pierce Linaweaver                                                               85,750
John G. Schreiber                                                                  85,750
-------------------------------------------------------------------------------------------
U.S. Treasury Long-Term Fund
Calvin W. Burnett, Ph.D.                                                          $83,750
Anthony W. Deering                                                                 92,500
F. Pierce Linaweaver                                                               85,750
John G. Schreiber                                                                  85,750
-------------------------------------------------------------------------------------------
U.S. Treasury Money Fund
Calvin W. Burnett, Ph.D.                                                          $83,750
Anthony W. Deering                                                                 92,500
F. Pierce Linaweaver                                                               85,750
John G. Schreiber                                                                  85,750
-------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation for fiscal year 2001.

 (b) Amounts in this column are based on compensation received for the fiscal year 2001. The T. Rowe Price complex included 97 funds as of December 31, 2001.Expenses estimated for the period May 1, 2002 through April 31, 2003.

  Note: GRF and RIF will not incur director's fees.

                 Directors' Holdings in the T. Rowe Price Funds

   The following table sets forth the T. Rowe Price fund holdings of the independent and inside directors, as of December 31, 2001.

                              Burnett  Deering     Dick     Fagin    Linaweaver  Merriman  Schreiber    Vos       Wythes
-----------------------------------------------------------                                                     ----------
    Aggregate Holdings,
    -------------------         $1-     over      over      over       over       over       over      over      over
         All Funds            $10,000  $100,000  $100,000  $100,000   $100,000   $100,000  $100,000   $100,000  $100,000
         ---------
--------------------------------------------------------------------------------------------------------------------------
 Balanced Fund                 None      None      None      None $50,001-$100,000 None      None       None       None

--------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Fund         None      None   $1-$10,0$10,001-$50,000   None         over      None       None       None
                                                                                     $100,000
------------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth              None      None      None        None            None         None      None       None       None
 Fund-Advisor Class
-----------------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio    None      None      None        None            None         None      None       None       None
-----------------------------------------------------------------------------------------------------------------------------------
 California Tax-Free Bond      None      None      None        None            None         None      None       None       None
 Fund
-----------------------------------------------------------------------------------------------------------------------------------
 California Tax-Free Money     None      None      None        None            None         None      None       None       None
 Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Fund     None      None      over        None            None      $10,001-$50,000   None       None     None
                                                 $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Capital Opportunity Fund      None      None      None        None            None           None         None       None     None
------------------------------------------------------------------------------------------------------------------------------------
 Corporate Income Fund         None      None      None        None            None           None         None       None     None
------------------------------------------------------------------------------------------------------------------------------------
 Developing Technologies       None      None      None        None            None           None         None       None     None
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Diversified Small-Cap         None      None      None        None            None           None         None       None     None
 Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
 Dividend Growth Fund          None      None      None   $10,001-$50,000      None      $10,001-$50,000   None       None     None

------------------------------------------------------------------------------------------------------------------------------------
 Emerging Europe &             None      None      None        None            None           None         None       None     None
 Mediterranean Fund
------------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond Fund    None      None      None        None            None           None         None       None     None
------------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Stock Fund   None      None      None        None            None           None         None       None     None
------------------------------------------------------------------------------------------------------------------------------------
 Equity Income Fund            None      None$50,001-$100,$50,001-$100,000     None      $50,001-$100,000  None  $10,001-$50,00None

------------------------------------------------------------------------------------------------------------------------------------
 Equity Income Fund-Advisor    None      None         None            None            None            None         None       None
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Equity Income Portfolio       None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 Equity Index 500 Fund         None      None         None            None            None       over $100,000     None       None

------------------------------------------------------------------------------------------------------------------------------------
 Equity Index 500 Portfolio    None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 European Stock Fund           None      over    $10,001-$50,000 $10,001-$50,000      None            None         None       None
                                       $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Extended Equity Market        None      None         None            None            None            None         None       None
 Index Fund
------------------------------------------------------------------------------------------------------------------------------------
 Financial Services Fund       None      None    $10,001-$50,000      None            None            None         None       None

------------------------------------------------------------------------------------------------------------------------------------
 Florida Intermediate          None      None         None            None            None            None         None       None
 Tax-Free Fund
------------------------------------------------------------------------------------------------------------------------------------
 Georgia Tax-Free Bond Fund    None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 Global Stock Fund             None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 Global Technology Fund        None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 GNMA Fund                     None      None         None            None            None            None         over       None
                                                                                                                 $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Government Reserve            None      None         None            None            None            None         None       None
 Investment Fund
------------------------------------------------------------------------------------------------------------------------------------
 Growth & Income Fund          None      None      $1-$10,000         None            None            None         over       No$10,
                                                                                                                 $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Growth Stock Fund             None      None    $10,001-$50,000      None       $10,001-$50,000      None         None       None

------------------------------------------------------------------------------------------------------------------------------------
 Growth Stock Fund-Advisor     None      None         None            None            None            None         None       None
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Health Sciences Fund          None      None    $10,001-$50,000      None            None            None         None $50,001-$100

------------------------------------------------------------------------------------------------------------------------------------
 Health Sciences Portfolio     None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 High Yield Fund             $1-$10,000  None    $10,001-$50,000      None            None            None         over       None
                                                                                                                 $100,000
------------------------------------------------------------------------------------------------------------------------------------
 High Yield Fund-Advisor        None      None         None            None            None            None         None      None
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Foreign          None      None         None            None            None            None         None      None
 Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Large-Cap        None      None         None            None            None            None         None      None
 Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Large-Cap        None      None         None            None            None            None         None      None
 Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Mid-Cap          None      None         None            None            None            None         None      None
 Equity Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Small-Cap        None      None         None            None            None            None         None      None
 Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
 International Bond Fund        None      None   $50,001-$100,000      None            None            None         None      None

------------------------------------------------------------------------------------------------------------------------------------
 International Bond             None      None         None            None            None            None         None      None
 Fund-Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
 International Discovery        None$50,001-$100,0$10,001-$50,000      None       over $100,000        None         None      None
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 International Equity Index     None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 International Growth &         None         None            None            None            None            None         None    No
 Income Fund
------------------------------------------------------------------------------------------------------------------------------------
 International Stock Fund    $1-$10,000 over $100,000        None       over $100,000        None            None         None    No

------------------------------------------------------------------------------------------------------------------------------------
 International Stock            None         None            None            None            None            None         None    No
 Fund-Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
 International Stock            None         None            None            None            None            None         None    No
 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Japan Fund                     None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 Latin America Fund             None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 Limited-Term Bond Portfolio    None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 Maryland Short-Term            None         None            None            None            None            None         None    No
 Tax-Free Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
 Maryland Tax-Free Bond Fund    None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 Maryland Tax-Free Money        None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Media & Telecommunications     None    $10,001-$50,000      None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Growth Fund            None         None         $1-$10,000    $10,001-$50,000      None            None         No$10,001-

------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Growth Fund-Advisor    None         None            None            None            None            None         None    No
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Growth Portfolio       None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Value Fund             None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 New America Growth Fund        None         None            None            None       over $100,000   $10,001-$50,000   None    No
------------------------------------------------------------------------------------------------------------------------------------
 New America Growth             None         None            None            None            None            None         None    No
 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 New Asia Fund                  None         None            None       $10,001-$50,000      None            None         None    No

------------------------------------------------------------------------------------------------------------------------------------
 New Era Fund                   None         None            None            None            None            None         No$10,001-

------------------------------------------------------------------------------------------------------------------------------------
 New Horizons Fund           $1-$10,000      None       $10,001-$50,000   $1-$10,000    over $100,000   $10,001-$50,000   No$10,001-

------------------------------------------------------------------------------------------------------------------------------------
 New Income Fund                None         None      $50,001-$100,000      None            None            None         over    No
                                                                                                                        $100,000
------------------------------------------------------------------------------------------------------------------------------------
 New Jersey Tax-Free Bond       None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 New York Tax-Free Bond Fund    None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 New York Tax-Free Money        None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Balanced     None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Balanced     None         None            None            None            None            None         None    No
 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Growth       None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Income       None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Prime Reserve Fund          $1-$10,000      None       over $100,000        None         $1-$10,000   $50,001-$100,0$10,001-$50,0No

------------------------------------------------------------------------------------------------------------------------------------
 Prime Reserve Fund-PLUS        None         None            None            None            None            None           None
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Prime Reserve Portfolio        None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund               None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Reserve Investment Fund        None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Science & Technology Fund      None    over $100,000        None            None            None       $10,001-$50,000     No$10,00
------------------------------------------------------------------------------------------------------------------------------------
 Science & Technology           None         None            None            None            None            None           None
 Fund-Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
 Short-Term Bond Fund           None         None            None      $50,001-$100,000      None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Stock Fund           None         None         $1-$10,000    $10,001-$50,000      None            None           No$10,00

------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Stock                None         None            None            None            None            None           None
 Fund-Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Value Fund           None         None            None            None            None            None           No$10,00

------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Value                None         None            None            None            None            None           None
 Fund-Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
 Spectrum Growth Fund           None         None            None            None            None       over $100,000       None

------------------------------------------------------------------------------------------------------------------------------------
 Spectrum Income Fund           None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Spectrum International Fund    None         None            None            None            None       $10,001-$50,000     None
------------------------------------------------------------------------------------------------------------------------------------
 Summit Cash Reserves Fund      None         None            None       over $100,000        None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Summit GNMA Fund               None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Summit Municipal Income        None         None            None            None            None            None           over
 Fund                                                                                                                     $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Summit Municipal               None         None            None            None            None            None           over
 Intermediate Fund                                                                                                        $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Summit Municipal Money         None         None            None            None            None      $50,001-$100,000     None
 Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Efficient Balanced Fund    None         None            None      $50,001-$100,000      None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Efficient Growth Fund      None         None            None       $10,001-$50,000      None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Efficient Multi-Cap        None         None            None            None            None            None           None
 Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Fund          None         None            None            None            None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Fund-PLUS     None         None            None            None            None            None           None
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free High Yield Fund       None         None            None            None            None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free Income Fund           None         None            None            None            None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free Intermediate Bond     None         None            None            None            None            None           None
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free Short-Intermediate    None         None            None            None            None            None           None
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Total Equity Market Index      None         None            None            None            None            None           None
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Bond Index Fund           None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Intermediate     None         None       over $100,000        None            None            None           over
 Fund                                                                                                                     $100,000
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Long-Term        None         None            None            None            None            None           over
 Fund                                                                                                                     $100,000
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Money Fund       None         None            None            None            None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Value Fund                     None         None       $10,001-$50,000      None            None      $50,001-$100,000     over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Value Fund-Advisor Class       None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Virginia Tax-Free Bond Fund    None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------

                                 Reynolds          Riepe            Testa
-------------------------------------------------------------------------------
    Aggregate Holdings,
    -------------------
         All Funds            over $100,000    over $100,000   over $100,000
         ---------
-------------------------------------------------------------------------------
 Balanced Fund                     None        over $100,000        None
-------------------------------------------------------------------------------
 Blue Chip Growth Fund             None            None             None
-------------------------------------------------------------------------------
 Blue Chip Growth                  None            None             None
 Fund-Advisor Class
-------------------------------------------------------------------------------
 Blue Chip Growth Portfolio        None            None             None
-------------------------------------------------------------------------------
 California Tax-Free Bond          None            None             None
 Fund
-------------------------------------------------------------------------------
 California Tax-Free Money         None            None             None
 Fund
-------------------------------------------------------------------------------
 Capital Appreciation Fund         None        over $100,000        None
-------------------------------------------------------------------------------
 Capital Opportunity Fund          None            None             None
-------------------------------------------------------------------------------
 Corporate Income Fund             None            None             None
-------------------------------------------------------------------------------
 Developing Technologies           None            None             None
 Fund
-------------------------------------------------------------------------------
 Diversified Small-Cap             None            None             None
 Growth Fund
-------------------------------------------------------------------------------
 Dividend Growth Fund              None            None             None
-------------------------------------------------------------------------------
 Emerging Europe &                 None            None             None
 Mediterranean Fund
-------------------------------------------------------------------------------
 Emerging Markets Bond Fund        None            None             None
-------------------------------------------------------------------------------
 Emerging Markets Stock            None            None         over $100,000
 Fund
-------------------------------------------------------------------------------
 Equity Income Fund          $50,001-$100,000  over $100,000        None
-------------------------------------------------------------------------------
 Equity Income Fund-Advisor        None            None             None
 Class
-------------------------------------------------------------------------------
 Equity Income Portfolio           None            None             None
-------------------------------------------------------------------------------
 Equity Index 500 Fund             None            None             None
-------------------------------------------------------------------------------
 Equity Index 500 Portfolio        None            None             None
-------------------------------------------------------------------------------
 European Stock Fund               None            None             None
-------------------------------------------------------------------------------
 Extended Equity Market            None            None             None
 Index Fund
-------------------------------------------------------------------------------
 Financial Services Fund           None            None             None
-------------------------------------------------------------------------------
 Florida Intermediate              None            None             None
 Tax-Free Fund
-------------------------------------------------------------------------------
 Georgia Tax-Free Bond Fund        None            None             None
-------------------------------------------------------------------------------
 Global Stock Fund                 None            None             None
-------------------------------------------------------------------------------
 Global Technology Fund            None            None             None
-------------------------------------------------------------------------------
 GNMA Fund                    over $100,000        None             None
-------------------------------------------------------------------------------
 Government Reserve                None            None             None
 Investment Fund
-------------------------------------------------------------------------------
 Growth & Income Fund              None        over $100,000        None
-------------------------------------------------------------------------------
 Growth Stock Fund                 None            None             None
-------------------------------------------------------------------------------
 Growth Stock Fund-Advisor         None            None             None
 Class
-------------------------------------------------------------------------------
 Health Sciences Fund         over $100,000        None         over $100,000
-------------------------------------------------------------------------------
 Health Sciences Portfolio         None            None             None
-------------------------------------------------------------------------------
 High Yield Fund                   None        over $100,000        None
-------------------------------------------------------------------------------
 High Yield Fund-Advisor           None            None             None
 Class
-------------------------------------------------------------------------------
 Institutional Foreign             None            None             None
 Equity Fund
-------------------------------------------------------------------------------
 Institutional Large-Cap           None            None             None
 Growth Fund
-------------------------------------------------------------------------------
 Institutional Large-Cap           None            None             None
 Value Fund
-------------------------------------------------------------------------------
 Institutional Mid-Cap             None            None             None
 Equity Growth Fund
-------------------------------------------------------------------------------
 Institutional Small-Cap           None            None             None
 Stock Fund
-------------------------------------------------------------------------------
 International Bond Fund        $1-$10,000         None             None
-------------------------------------------------------------------------------
 International Bond                None            None             None
 Fund-Advisor Class
-------------------------------------------------------------------------------
 International Discovery           None         $1-$10,000      over $100,000
 Fund
-------------------------------------------------------------------------------
 International Equity Index        None            None             None
 Fund
-------------------------------------------------------------------------------
 International Growth &            None            None             None
 Income Fund
-------------------------------------------------------------------------------
 International Stock Fund          None        over $100,000    over $100,000
-------------------------------------------------------------------------------
 International Stock               None            None             None
 Fund-Advisor Class
-------------------------------------------------------------------------------
 International Stock               None            None             None
 Portfolio
-------------------------------------------------------------------------------
 Japan Fund                        None        over $100,000        None
-------------------------------------------------------------------------------
 Latin America Fund                None            None             None
-------------------------------------------------------------------------------
 Limited-Term Bond                 None            None             None
 Portfolio
-------------------------------------------------------------------------------
 Maryland Short-Term         $50,001-$100,000      None             None
 Tax-Free Bond Fund
-------------------------------------------------------------------------------
 Maryland Tax-Free Bond      $10,001-$50,000       None             None
 Fund
-------------------------------------------------------------------------------
 Maryland Tax-Free Money           None            None             None
 Fund
-------------------------------------------------------------------------------
 Media & Telecommunications        None            None             None
 Fund
-------------------------------------------------------------------------------
 Mid-Cap Growth Fund               None            None         over $100,000
-------------------------------------------------------------------------------
 Mid-Cap Growth                    None            None             None
 Fund-Advisor Class
-------------------------------------------------------------------------------
 Mid-Cap Growth Portfolio          None            None             None
-------------------------------------------------------------------------------
 Mid-Cap Value Fund                None            None             None
-------------------------------------------------------------------------------
 New America Growth Fund           None            None             None
-------------------------------------------------------------------------------
 New America Growth                None            None             None
 Portfolio
-------------------------------------------------------------------------------
 New Asia Fund                     None         $1-$10,000          None
-------------------------------------------------------------------------------
 New Era Fund                      None            None             None
-------------------------------------------------------------------------------
 New Horizons Fund           $50,001-$100,000      None         over $100,000
-------------------------------------------------------------------------------
 New Income Fund                   None            None             None
-------------------------------------------------------------------------------
 New Jersey Tax-Free Bond          None            None             None
 Fund
-------------------------------------------------------------------------------
 New York Tax-Free Bond            None            None             None
 Fund
-------------------------------------------------------------------------------
 New York Tax-Free Money           None            None             None
 Fund
-------------------------------------------------------------------------------
 Personal Strategy Balanced        None            None             None
 Fund
-------------------------------------------------------------------------------
 Personal Strategy Balanced        None            None             None
 Portfolio
-------------------------------------------------------------------------------
 Personal Strategy Growth          None            None             None
 Fund
-------------------------------------------------------------------------------
 Personal Strategy Income          None            None             None
 Fund
-------------------------------------------------------------------------------
 Prime Reserve Fund             $1-$10,000     over $100,000   $10,001-$50,000
-------------------------------------------------------------------------------
 Prime Reserve Fund-PLUS           None            None             None
 Class
-------------------------------------------------------------------------------
 Prime Reserve Portfolio           None            None             None
-------------------------------------------------------------------------------
 Real Estate Fund                  None            None             None
-------------------------------------------------------------------------------
 Reserve Investment Fund           None            None             None
-------------------------------------------------------------------------------
 Science & Technology Fund    over $100,000    over $100,000        None
-------------------------------------------------------------------------------
 Science & Technology              None            None             None
 Fund-Advisor Class
-------------------------------------------------------------------------------
 Short-Term Bond Fund        $50,001-$100,000  over $100,000        None
-------------------------------------------------------------------------------
 Small-Cap Stock Fund              None            None             None
-------------------------------------------------------------------------------
 Small-Cap Stock                   None            None             None
 Fund-Advisor Class
-------------------------------------------------------------------------------
 Small-Cap Value Fund        $10,001-$50,000   over $100,000    over $100,000
-------------------------------------------------------------------------------
 Small-Cap Value                   None            None             None
 Fund-Advisor Class
-------------------------------------------------------------------------------
 Spectrum Growth Fund              None            None             None
-------------------------------------------------------------------------------
 Spectrum Income Fund              None            None             None
-------------------------------------------------------------------------------
 Spectrum International            None            None             None
 Fund
-------------------------------------------------------------------------------
 Summit Cash Reserves Fund         None        over $100,000    over $100,000
-------------------------------------------------------------------------------
 Summit GNMA Fund                  None            None             None
-------------------------------------------------------------------------------
 Summit Municipal Income           None            None             None
 Fund
-------------------------------------------------------------------------------
 Summit Municipal                  None            None         over $100,000
 Intermediate Fund
-------------------------------------------------------------------------------
 Summit Municipal Money       over $100,000    over $100,000        None
 Market Fund
-------------------------------------------------------------------------------
 Tax-Efficient Balanced            None            None             None
 Fund
-------------------------------------------------------------------------------
 Tax-Efficient Growth Fund         None            None             None
-------------------------------------------------------------------------------
 Tax-Efficient Multi-Cap           None            None             None
 Growth Fund
-------------------------------------------------------------------------------
 Tax-Exempt Money Fund        over $100,000        None             None
-------------------------------------------------------------------------------
 Tax-Exempt Money Fund-PLUS        None            None             None
 Class
-------------------------------------------------------------------------------
 Tax-Free High Yield Fund          None            None             None
-------------------------------------------------------------------------------
 Tax-Free Income Fund              None            None        $10,001-$50,000
-------------------------------------------------------------------------------
 Tax-Free Intermediate Bond        None            None             None
 Fund
-------------------------------------------------------------------------------
 Tax-Free                       $1-$10,000     over $100,000        None
 Short-Intermediate Fund
-------------------------------------------------------------------------------
 Total Equity Market Index         None        over $100,000        None
 Fund
-------------------------------------------------------------------------------
 U.S. Bond Index Fund              None            None             None
-------------------------------------------------------------------------------
 U.S. Treasury Intermediate   over $100,000        None             None
 Fund
-------------------------------------------------------------------------------
 U.S. Treasury Long-Term           None            None             None
 Fund
-------------------------------------------------------------------------------
 U.S. Treasury Money Fund          None            None             None
-------------------------------------------------------------------------------
 Value Fund                  $10,001-$50,000   over $100,000    over $100,000
-------------------------------------------------------------------------------
 Value Fund-Advisor Class          None            None             None
-------------------------------------------------------------------------------
 Virginia Tax-Free Bond            None            None             None
 Fund
-------------------------------------------------------------------------------

 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of March 28, 2002, the officers and directors/trustees of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   As of March 28, 2002, the following shareholders of record owned more than 5% of the outstanding shares of any share class of the fund:

   Corporate Income Fund (8.81%): T. Rowe Price RPS Inc., OMNIPLAN Account, Corporate Income Fund, Fund #02/112, P.O. Box 17215, Baltimore, Maryland 21297-1215.

   GNMA: Yachtcrew & Co./a/, T. Rowe Price Associates, Inc., Attn.: Fund Accounting Department, 100 East Pratt Street, Baltimore, Maryland 21202-1009;
   T. Rowe Price Trust Company, Inc. (6.11%), Attn.: RPS Control Department, 10090 Red Run Boulevard, Owings Mills, Maryland 21117-4842.

   /a/ Yachtcrew & Co owns 26.67% of the outstanding shares of the fund through the Spectrum Fund. Shares of the fund held by the Spectrum Fund are echo-voted by Spectrum Fund in the same proportion as the shares of the fund are voted by its non-Spectrum Fund shareholders.

   High Yield Fund: Yachtcrew & Co./b/, T. Rowe Price Associates, Inc., Attn.:
   Fund Accounting Department, 100 East Pratt Street, Baltimore, Maryland 21202-1009.

   /b/ Yachtcrew & Co owns 33.06% of the outstanding shares of the fund through the Spectrum Fund. Shares of the fund held by the Spectrum Fund are echo-voted by Spectrum Fund in the same proportion as the shares of the fund are voted by its non-Spectrum Fund shareholders.


   New Income Fund: Yachtcrew & Co./c/, T. Rowe Price Associates, Inc., Attn.:
   Fund Accounting Department, 100 East Pratt Street, Baltimore, Maryland 21202-1009; T. Rowe Price Trust Company, Inc. (17.61%), Attn.: TRPS Inst. Control Department, P.O. Box 17215, Baltimore, Maryland 21297-1215.

   /c/ Yachtcrew & Co owns 35.29% of the outstanding shares of the fund through the Spectrum Fund. Shares of the fund held by the Spectrum Fund are echo-voted by Spectrum Fund in the same proportion as the shares of the fund are voted by its non-Spectrum Fund shareholders.

   Personal Strategy Balanced Fund: T. Rowe Price Trust Company Tr. Balanced/d/,
   Attn.: Asset Reconciliation, P.O. Box 17215, Baltimore, Maryland 21297-1215.

   /d/  T. Rowe Price Trust Company is a wholly owned subsidiary of T. Rowe
     Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Trust Company owns 76.76% of the outstanding shares of the fund. T. Rowe Price Trust Company is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Trust Company and are voted by various retirement plans and retirement participants.

   Personal Strategy Growth Fund: T. Rowe Price Trust Company Tr./e/, Attn.:
   Growth Asset, P.O. Box 17215, Baltimore, Maryland 21297-1215; Hartford Life Insurance Co. (6.12%), Separate Account TR, Attn: David Ten Broeck, P.O. Box 2999, Hartford, Connecticut 06104-2999.

   /e/  T. Rowe Price Trust Company is a wholly owned subsidiary of T. Rowe
     Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Trust Company owns 62.00% of the outstanding shares of the fund. T. Rowe Price Trust Company is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Trust Company and are voted by various retirement plans and retirement participants.

   Personal Strategy Income Fund: T. Rowe Price Trust Company Tr. Income/f/,
   Attn.: Asset Reconciliation, P.O. Box 17215, Baltimore, Maryland 21297-1215.

   /f/  T. Rowe Price Trust Company is a wholly owned subsidiary of T. Rowe
     Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Trust Company owns 71.46% of the outstanding shares of the fund. T. Rowe Price Trust Company is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Trust Company and are voted by various retirement plans and retirement participants.

   Prime Reserve Fund (18.26%): T. Rowe Price Trust Company, Inc., Attn.: TRPS Inst. Control Department, P.O. Box 17215, Baltimore, Maryland 21297-1215.

   Prime Reserve Fund-PLUS Class: Pershing Div. of DLJ Secs. Corp. for Exclusive Benefit of TRP Money Fund Customer Accounts, 1 Pershing Plaza, Jersey City, New Jersey, 07399-0002.

   Short-Term Bond Fund (11.92%): T. Rowe Price Trust Company, Inc., Attn.: TRPS Inst. Control Department, P.O. Box 17215, Baltimore, Maryland 21297-1215.

   U.S. Treasury Intermediate Bond Fund (20.62%): T. Rowe Price Trust Company, Inc., Attn.: TRPS Inst. Control Department, P.O. Box 17215, Baltimore, Maryland 21297-1215.

   U.S. Treasury Long-Term Bond Fund: Yachtcrew & Co./g/, T. Rowe Price Associates, Inc., Attn.: Fund Accounting Department, 100 East Pratt Street, Baltimore, Maryland 21202-1009; T. Rowe Price Trust Company, Inc. (5.88%),
   Attn.: TRPS Inst. Control Department, P.O. Box 17215, Baltimore, Maryland 21297-1215.

   /g/ Yachtcrew & Co owns 57.79% of the outstanding shares of the fund through the Spectrum Fund. Shares of the fund held by the Spectrum Fund are echo-voted by Spectrum Fund in the same proportion as the shares of the fund are voted by its non-Spectrum Fund shareholders.

   U.S. Treasury Money Fund: T. Rowe Price Trust Company, Inc. (18.08%), Attn.:
   TRPS Inst. Control Department, P.O. Box 17215, Baltimore, Maryland 21297-1215; T. Rowe Price Retirement Plan Service, Inc. (7.62%), Attn.: RPS Cash, 10090 Red Run Boulevard, Owings Mills, Maryland 21117-4842.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors/trustees, and committee members of the fund without cost to the fund.

   Approval of Management Agreements
   The Management Agreements of the funds are reviewed each year by the funds' Boards of Directors to determine whether the agreements should be renewed for a one-year period or not. Renewal of the agreements requires the majority vote of the Board of Directors, including a majority of the independent directors. Each fund board consists of a majority of independent directors.

   In approving the continuation of the investment management agreements for each fund for the current year, the Board reviewed reports prepared by T. Rowe Price, materials provided by fund counsel and counsel to the independent directors, as well as other information. The Board considered the nature and quality of the investment management services provided to the fund by T. Rowe Price under the investment management agreements and the personnel who provide these services, including the historical performance of the fund compared to its benchmark index and its peer group of similar investment companies. In addition, the Board considered other services provided to the fund by T. Rowe Price and its affiliates, such as administrative services, shareholder services, fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the fund's operation.

   The Board considered the fees paid to T. Rowe Price for investment management services, as well as compensation paid to T. Rowe Price or its affiliates for other non-advisory, services provided to the fund. In connection with its review of the fees paid to T. Rowe Price and its affiliates, the Board reviewed information provided by Lipper Analytical comparing the fund's advisory fee rate and overall expense ratio with those of comparable funds. Where applicable, the Board considered that the fund's advisory fee structure reflects breakpoints, which permit fee reductions resulting from economies of scale. Additionally and where applicable, the Board considered the contractual fee waivers and expense reimbursements agreed to by T. Rowe Price.

   The Board also considered the costs incurred and the benefits received by T. Rowe Price and its affiliates, including the profitability of T. Rowe Price from providing advisory services to the fund. In reviewing data concerning the profitability of T. Rowe Price, the Board examined, among other components, the cost allocation methodology utilized in the presentation. In addition, the Board considered other potential benefits to T. Rowe Price, such as the research services T. Rowe Price receives from brokers in return for allocating fund brokerage in a "soft dollar" arrangement.

   Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by
   T. Rowe Price to the fund and that the management fee rate was reasonable in relation to such services. The independent directors of the fund were assisted by independent legal counsel in their deliberations.

   The Management Agreement also provides that T. Rowe Price, its directors/trustees, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   All funds except Government Reserve Investment, Institutional High Yield, and Reserve Investment Funds

   Management Fee
   The fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described next.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                                       0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
                                       ------------------------------------------------------------------------------
                                       0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
                                       ------------------------------------------------------------------------------
                                       0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Next $40 billion
---------------------------------------------------------------------------------------------------------------------
                                       0.390%  Next $1 billion   0.330%  Next $10 billion  0.      Thereafter
                                                                                           295
                                                                                           %
                                       ------------------------------------------------------------------------------
                                       0.370%  Next $1 billion   0.320%  Next $10 billion


   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees are listed in the following chart:

Corporate Income Fund                0.15%
GNMA Fund                            0.15
High Yield Fund                      0.30
New Income Fund                      0.15
Personal Strategy Balanced Fund      0.25
Personal Strategy Growth Fund        0.30
Personal Strategy Income Fund        0.15
Prime Reserve Fund                   0.05
Prime Reserve Fund-PLUS Class        0.05
Short-Term Bond Fund                 0.10
U.S. Treasury Intermediate Fund      0.05
U.S. Treasury Long-Term Fund         0.05
U.S. Treasury Money Fund             0.00



   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each fund, during the last three years:

           Fund                  2001            2000             1999
           ----                  ----            ----             ----
Corporate Income             $   124,000     $   112,000      $    71,000
GNMA                           5,005,000       5,086,000        5,388,000
High Yield*                    9,413,000      10,209,000       10,598,000
New Income                     7,887,000       8,438,000        9,740,000
Personal Strategy Balanced     3,604,000       3,341,000        2,479,000
Personal Strategy Growth       1,696,000       1,493,000        1,010,000
Personal Strategy Income         914,000       1,044,000          897,000
Prime Reserve*                21,004,000      19,755,000       18,779,000
Short-Term Bond                1,219,000       1,276,000        1,423,000
U.S. Treasury Intermediate       869,000         901,000          931,000
U.S. Treasury Long-Term        1,128,000       1,200,000        1,150,000
U.S. Treasury Money            2,945,000       2,922,000        2,890,000
----------------------------


  * The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

   Limitation on Fund Expenses
   The Management Agreement between the fund and T. Rowe Price provides that the fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

   The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any fund expenses (other than interest, taxes, brokerage, and other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) which would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. (The expense limitation for the High Yield Fund-Advisor Class relates to operating expenses other than management fees). The expenses borne by T. Rowe Price are subject to reimbursement by the fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the fund's expense ratio exceeding its applicable limitation.


                                                    Expense     Reimbursement
          Fund               Limitation Period      -------     -------------
          ----               -----------------       Ratio           Date
                                                     -----           ----
                                                   Limitation
                                                   ----------
                           June 1, 1999-May 31,                May 31, 200
Corporate Income           2001                      0.80%     3
High Yield Fund-Advisor    January 1, 2002-May
Class (a)                  31, 2003                  1.05%     May 31, 2005
Personal Strategy Income   June 1, 2000-May 31,
(b)                        2002                      0.90%     May 31, 2004
Personal Strategy Growth   June 1, 2000-May 31,
(c)                        2002                      1.10%     May 31, 2004
Prime Reserve Fund-PLUS    May 1, 2000-April 30,               April 30, 200
Class (d)                  2002                      1.00%     4
                                                               May
                           November 1, 2000-May                 3
Short-Term Bond            31, 2002                  0.55%     1
                                                               , 2004
-------------------------------------------------------------------------------


 (a) The High Yield Fund-Advisor Class previously operated under a 1.05% limitation that expired December 31, 2001. The reimbursement period for this limitation extends through December 31, 2003.

 (b) The Personal Strategy Income Fund previously operated under a 0.90% limitation that expired May 31, 2000. The reimbursement period for this limitation extends through May 31, 2002.

 (c) The Personal Strategy Growth Fund previously operated under a 1.10% limitation that expired May 31, 2000. The reimbursement period for this limitation extends through May 31, 2002.

 (d) The Prime Reserve Fund-PLUS Class previously operated under a 1.00% limitation that expired April 30, 2000. The reimbursement period for this limitation extends through April 30, 2002.


   Each of the above-referenced fund's Management Agreement also provides that one or more additional expense limitations periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the fund may reimburse T. Rowe Price, provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.

   Corporate Income Fund

   Pursuant to the current expense limitation, $118,000 of management fees were not accrued by the fund for the year ended May 31, 2001, unaccrued fees in the amount of $239,000 remain subject to reimbursement by the fund through May 31, 2003.

   Personal Strategy Growth Fund

   Pursuant to the current expense limitation, $58,000 of management fees were not accrued by the fund for the year ended May 31, 2001. At May 31, 2001, unaccrued fees in the amount of $87,000 remain subject to reimbursement by the fund through May 31, 2002, and $58,000 through May 31, 2004.

   Personal Strategy Income Fund

   Pursuant to the current expense limitation, $129,000 of management fees were not accrued by the fund for the year ended May 31, 2001. At May 31, 2001, unaccrued fees in the amount of $10,000 remain subject to reimbursement by the fund through May 31, 2002, and $129,000 through May 31, 2004.

   Short-Term Bond Fund

   Pursuant to the current expense limitation, $425,000 of management fees were not accrued by the fund for the year ended May 31, 2001. At May 31, 2001, unaccrued fees in the amount of $425,000 remain subject to reimbursement by the fund through May 31, 2004.

   GNMA, High Yield, New Income, Short-Term Bond, and U.S. Treasury Long-Term Funds

   T. Rowe Price Spectrum Fund, Inc.
   The funds listed above are a party to a Special Servicing Agreement ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, and various other T. Rowe Price funds which, along with such fund, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

   The Agreement provides that, if the Board of Directors of any underlying Price fund determines that such underlying fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the underlying Price fund from the operation of Spectrum Fund, the underlying Price fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no underlying Price fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the underlying Price funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the underlying Price funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   Management Fee
   Government Reserve Investment and Reserve Investment Funds

   Neither fund pays T. Rowe Price an investment management fee.

   Institutional High Yield Fund

   The fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.50% of the average daily net asset value of the fund.

   Management Related Services
   As noted above, the Management Agreement spells out the expenses to be paid by the fund. In addition to the Management Fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt Street, Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds.

   The funds paid the expenses shown in the following table for the fiscal year ended May 31, 2001, to T. Rowe

   Price and its affiliates.

                         Transfer Agent and    Retirement
         Fund            ------------------    ----------     Accounting Services
         ----           Shareholder Services  Subaccounting   -------------------
                        --------------------  -------------
                                                Services
                                                --------
Corporate Income             $   63,000        $   23,000          $ 84,000
GNMA                          1,652,000           257,000           104,000
Government Reserve
Investment                        5,000                --            64,000
High Yield                    2,387,000           206,000           142,000
High Yield
Fund-Advisor Class                1,000                --              0(a)
New Income                    2,257,000         1,440,000           106,000
Personal Strategy
Balanced                        200,000         2,090,000            85,000
Personal Strategy
Growth                          201,000           791,000            84,000
Personal Strategy
Income                           79,000           670,000            84,000
Prime Reserve                 5,269,000         4,053,000            98,000
Prime Reserve
Fund-PLUS Class                  93,000                --             1,000
Reserve Investment                 0(a)                --            64,000
Short-Term Bond                 434,000           316,000            84,000
U.S. Treasury
Intermediate                    219,000           193,000            64,000
U.S. Treasury
Long-Term                       565,000            57,000            64,000
U.S. Treasury Money             698,000           445,000            64,000
------------------------

  (a) Less than $1,000.

 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks, and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping, and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts. Under the AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2000.

GNMA Fund                                $ 2,287
High Yield Fund                           30,180
New Income Fund                           35,085
Personal Strategy Balanced Fund           14,149
Personal Strategy Growth Fund             13,740
Personal Strategy Income Fund              5,548
Prime Reserve Fund                        14,804
Short-Term Bond Fund                         253
U.S. Treasury Intermediate Fund           25,607
U.S. Treasury Money Fund                  10,185



   The Advisor Class has adopted an Advisor Class administrative fee payment program ("Advisor Class AFP") under which various intermediaries, including intermediaries receiving 12b-1 payments, may receive payments from the Advisor Class in addition to 12b-1 fees for providing various recordkeeping and transfer agent type services to the Advisor classes and/or shareholders thereof. These services include, but are not limited to: transmission of net purchase and redemption orders; maintenance of separate records for shareholders reflecting purchases, redemptions, and share balances; mailing of shareholder confirmations and periodic statements; and telephone services in connection with the above. Under the Advisor Class AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2000.

High Yield Fund-Advisor Class           $1,043

   Control of Investment Advisor
   T. Rowe Price Group, Inc., ("Group") owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

   All funds except Government Reserve Investment and Reserve Investment Funds



 DISTRIBUTOR FOR THE FUND
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the distributor for all T. Rowe Price mutual funds on a continuous basis. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the fund's shares is continuous.


   Investment Services is located at the same address as the fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the Price funds, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement also provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling fund shares, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the fund in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund. No compensation is paid to Investment Services.

   High Yield Fund-Advisor Class


                   Distribution and Shareholder Services Plan

   The fund Directors adopted a Plan pursuant to Rule 12b-1 on February 9, 2000 with respect to each Advisor Class. Each Plan provides that the Advisor Class may compensate Investment Services or such other persons as the fund or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Advisor Class shares. It is expected that most, if not all, payments under the Plan will be made (either directly, or indirectly through Investment Services) to brokers, dealers, banks, insurance companies, and intermediaries other than Investment Services. Under the Plan, each Advisor Class pays a fee at the annual rate of up to 0.25% of that class's average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary. However, a lesser amount may be paid based on the level of services provided. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Advisor Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing the Advisor Class shares. The amount of fees paid by an Advisor Class during any year may be more or less than the cost of distribution and other services provided to the Advisor Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

   The Plan requires that Investment Services provide, or cause to be provided, to the fund Directors for their review a quarterly written report identifying the amounts expended by each Advisor Class and the purposes for which such expenditures were made.

   Prior to approving the Plan, the fund considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit each fund, its Advisor Class and the Advisor Class's shareholders. The fund Directors noted that to the extent the Plan allows a fund to sell Advisor Class shares in markets to which it would not otherwise have access, the Plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

   The Plan continues until March 31, 2002. The Plan is renewable thereafter from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund Directors and (2) by a vote of the majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Advisor Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Advisor Class and by the fund Directors in the manner prescribed by Rule 12b-1 under the 1940 Act. The Plan is terminable with respect to an Advisor Class at any time by a vote of a majority of the Rule 12b-1 Directors or by a majority vote of the outstanding shares in the Advisor Class.

   The following payments for the period ended May 31, 2001 were made to third party intermediaries, including broker-dealers and insurance companies, for the distribution, shareholder servicing, maintenance of shareholder accounts and/or other administration services under the 12b-1 Plan.

                    High Yield Fund-Advisor Class       $2,000



 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the fund's U.S. securities and cash, but it does not participate in the fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   The fund (other than GNMA, Prime Reserve, U.S. Treasury Intermediate, Long-Term, Money, Government Reserve Investment, and Reserve Investment Funds) has entered into a Custodian Agreement with The Chase Manhattan Bank, London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The fund, its investment adviser (T. Rowe Price), and its principal underwriter (T. Rowe Price Investment Services), have a written Code of Ethics which requires persons with access to investment information ("Access Persons") to obtain prior clearance before engaging in personal securities transactions. In addition, all Access Persons must report their personal securities transactions within 10 days of their execution. Access Persons will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business and the use of affiliates to assist in routing orders for execution. The fund's purchases and sales of fixed-income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the fund (except to the extent it purchases equity securities (High Yield, Institutional High Yield, New Income, and Personal Strategy Funds only)). However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the fund.


                      How Brokers and Dealers Are Selected

   Equity Securities
   In purchasing and selling equity securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and at competitive commission rates where such rates are negotiable. However, under certain conditions, the fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

   Fixed-Income Securities
   Fixed-income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   With respect to equity and fixed-income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.


 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid

   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts, and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   Subject to its policy on directed brokerage (see below), T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe

   Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


                               Directed Brokerage

   In 2002, the T. Rowe Price Funds that invest in domestic equity securities adopted a commission recapture program. Under the program, a percentage of commissions generated by the portfolio transactions of those funds is rebated to the funds by the brokers and used to pay for certain fund operating expenses.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the funds participate.

                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.


                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The fund does not allocate business to any broker-dealer on the basis of its sales of the fund's shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

                                      Other

   For the fiscal years ended May 31, 2001, 2000, and 1999, the fund's engaged in portfolio transactions involving broker-dealers in the following amounts:

         Fund                  2001              2000               1999
         ----                  ----              ----               ----
Corporate Income         $    113,035,000  $     87,158,000   $    148,017,000
GNMA                        1,478,634,000     1,340,767,000      1,928,467,000
Government Reserve
Investment                168,448,618,000   208,368,283,000    125,867,962,000
High Yield                  2,151,430,000     2,228,594,000      3,133,849,000
New Income                  3,606,669,000     2,787,051,000      3,883,982,000
Personal Strategy
Balanced                      784,704,000       572,235,000        443,414,000
Personal Strategy
Growth                        330,295,000       232,667,000        177,166,000
Personal Strategy
Income                        339,026,000       169,938,000        263,137,000
Prime Reserve              38,321,006,000    44,694,574,000     32,055,326,000
Reserve Investment         79,731,548,000    85,643,368,000     82,675,097,000
Short-Term Bond               547,984,000       267,997,000        268,240,000
U.S. Treasury
Intermediate                  508,503,000       253,839,000        343,197,000
U.S. Treasury Long-Term       191,764,000       155,975,000        509,554,000
U.S. Treasury Money         4,879,524,000     5,655,456,000      4,583,442,000
-------------------------


   With respect to the GNMA, Government Reserve, Prime Reserve, Reserve Investment, U.S. Treasury Intermediate, U.S. Treasury Long-Term, and U.S. Treasury Money Funds, the entire amount for each of these years represented principal transactions as to which the funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended May 31, 2001, 2000, and 1999.

   With respect to the Corporate Income, High Yield, New Income, Short-Term Bond, Personal Strategy Balanced, Personal Strategy Growth, and Personal Strategy Income Funds, the following amounts consisted of principal transactions as to which the funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended May 31, 2001, 2000, and 1999.

           Fund                  2001            2000             1999
           ----                  ----            ----             ----
Corporate Income            $   96,190,000  $   81,635,000   $  132,909,000
High Yield                   1,841,819,000   1,950,820,000    2,667,387,000
New Income                   3,186,861,000   2,589,971,000    3,624,940,000
Personal Strategy Balanced     478,739,000     241,804,000      245,489,000
Personal Strategy Growth       157,439,000      69,314,000       78,262,000
Personal Strategy Income       254,071,000      89,593,000      148,720,000
Short-Term Bond                454,590,000     216,139,000      237,228,000
----------------------------


   The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended May 31, 2001, 2000, and 1999.

           Fund                  2001            2000             1999
           ----                  ----            ----             ----
Corporate Income             $ 16,845,000    $  5,523,000     $ 15,108,000
High Yield                    309,611,000     277,774,000      466,462,000
New Income                    419,808,000     197,080,000      259,042,000
Personal Strategy Balanced    305,965,000     330,431,000      197,925,000
Personal Strategy Growth      172,856,000     163,353,000       98,904,000
Personal Strategy Income       84,955,000      80,344,000      114,417,000
Short-Term Bond                93,393,000      51,858,000       31,012,000
----------------------------

   The amounts shown below involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended May 31, 2001, 2000, and 1999.

           Fund                 2001           2000             1999
           ----                 ----           ----             ----
Corporate Income             $  103,000     $   35,000      $    53,000
High Yield                    7,746,000      7,250,000       11,755,000
New Income                    1,387,000        700,000        1,041,000
Personal Strategy Balanced      564,000        448,000          281,000
Personal Strategy Growth        218,000        208,000           82,000
Personal Strategy Income        215,000        112,000          134,000
Short-Term Bond                 217,000        105,000          105,000
----------------------------


   The percentage of total portfolio transactions, placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the funds, or in some cases, to the funds for the fiscal years ended May 31, 2001, 2000, and 1999, are shown below:

            Fund                    2001           2000             1999
            ----                    ----           ----             ----
Corporate Income                     98%            93%              96%
GNMA                                 71             94               86
Government Reserve Investment        --             98               78
High Yield                           87             86               95
New Income                          112             92               94
Personal Strategy Balanced           11             25               20
Personal Strategy Growth             17             30               29
Personal Strategy Income              7             25               16
Prime Reserve                        --             94               78
Reserve Investment                   --             93               65
Short-Term Bond                      78             90               93
U.S. Treasury Intermediate          108             95              100
U.S. Treasury Long-Term              31             71               99
U.S. Treasury Money                  --             98               61
-------------------------------


   The portfolio turnover rates for the following funds for the fiscal years ended May 31, 2001, 2000, and 1999, are as follows:

           Fund                  2001           2000             1999
           ----                  ----           ----             ----
Corporate Income                 98.1%          90.9%           140.8%
GNMA                             71.2           63.8             86.7
High Yield                       80.1           75.9             95.6
New Income                      112.1           83.6             94.3
Personal Strategy Balanced       61.5           48.2             34.3
Personal Strategy Growth         54.8           42.6             36.1
Personal Strategy Income         79.8           45.4             48.9
Short-Term Bond                  77.6           50.7             51.6
U.S. Treasury Intermediate      108.0           48.5             61.2
U.S. Treasury Long-Term          31.3           21.7             74.1
----------------------------

   Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds

   The fund, in pursuing its objectives, may engage in short-term trading to take advantage of market variations. The fund will seek to protect principal, improve liquidity of its securities, or enhance yield by purchasing and selling securities based upon existing or anticipated market discrepancies.



 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Corporate Income, GNMA, High Yield, Institutional High Yield, New Income, Personal Strategy, Short-Term Bond, U.S. Treasury Intermediate, and U.S. Treasury Long-Term Funds

   Debt securities are generally traded in the over-the-counter market. Investments in domestic securities with original maturities of one year or more and foreign securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Domestic securities with original maturities less than one year are stated at fair value which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields. The Personal Strategy Funds value short-term debt securities at their amortized cost in local currency which, when combined with accrued interest, approximates fair value.

   There are a number of pricing services available, and the Board of Directors, on the basis of an ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or part.

   Corporate Income, High Yield, Institutional High Yield, New Income, and Personal Strategy Funds

   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

   Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds

   Securities are valued at amortized cost.

   Corporate Income, High Yield, Institutional High Yield, New Income, Personal Strategy, and Short-Term Bond Funds

   For the purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   All funds

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

   Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds


         Maintenance of Money Fund's Net Asset Value Per Share at $1.00

   It is the policy of the fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

   (a) The Board of Directors must establish written procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the fund's net asset value per share, as computed for the purpose of distribution, redemption, and repurchase, at a single value;

   (b) The fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share,
       (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

   (c) The fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the fund's Board of Directors determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

   (d) The Board of Directors must determine that (i) it is in the best interest of the fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the fund will continue to use the amortized cost method only so long as the Board of Directors believes that it fairly reflects the market based net asset value per share.

   Although the fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors of the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors of the fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

   Prime Reserve and Reserve Investment Funds

   Prime Money Market Securities Defined
   Prime money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (NRSROs) (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price under the supervision of the fund's Board of Directors.

   All funds


 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale, redemption, and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, the fund's annual capital gain distribution, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   A portion of the dividends paid by the fund may be eligible for the dividends-received deduction applicable to corporate shareholders. Long-term capital gain distributions paid from the fund is never eligible for the dividend received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of to avoid a federal income tax.

   At the time of your purchase, the fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividend or capital gain distributions. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the Code: (1) the fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (2) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends) and the fund may qualify for the 70% deduction for dividends received by corporations.


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is engaged in a business in the U.S. and the gains are connected with that business or shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

   To the extent the fund invests in foreign securities, the following would apply:


                      Passive Foreign Investment Companies

   The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies for U.S. tax purposes. Such foreign investment funds or trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such foreign investment funds or trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.


                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund's taxable year.



 YIELD INFORMATION
 -------------------------------------------------------------------------------
   GNMA Fund

   In conformity with regulations of the SEC, an income factor is calculated for each security in the portfolio based upon the security's coupon rate. The income factors are then adjusted for any gains or losses which have resulted from prepayments of principal during the period. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the fund.

   The yield of the GNMA Fund calculated under the above-described method for the month ended May 31,
   2001, was 6.17%.

   Corporate Income, High Yield, New Income, Short-Term Bond, U.S. Treasury Intermediate, and U.S. Treasury Long-Term Funds

   An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the fund.

   The yields of the Corporate Income, High Yield, High Yield Fund-Advisor Class, New Income, Short-Term Bond, U.S. Treasury Intermediate, and U.S. Treasury Long-Term Funds calculated under the above-described method for the month ended May 31, 2001, were 7.14%, 10.98%, 10.81%, 5.90%, 5.49%, 4.73%, and 5.38%, respectively.

   Government Reserve Investment, Prime Reserve, Reserve Investment, and U.S. Treasury Money Funds

   The fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period, then multiplied by 365 to arrive at the annualized yield for that period. The fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

   The seven-day yields ending May 31, 2001, for the Prime Reserve, Prime Reserve Fund-PLUS Class, and U.S. Treasury Money Funds were 4.12%, 3.81%, and 3.90%, respectively, and the funds' compound yield for the same period were 4.21%, 3.89%, and 3.97%, respectively.

   All funds


 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any period of time will vary from the average.

                   Cumulative Performance Percentage Change
                            Periods Ended 5/31/01
            Fund                1 Yr.   5 Yrs.   10 Yrs.   % Since    Inception
            ----                -----   ------   ------   Inception     Date
                                                          ---------     ----
Corporate Income               13.86%   40.57%       --     40.70%    10/31/95
GNMA                           12.31    42.13     99.70%   215.27     11/26/85
High Yield                      3.96    37.93    137.32    316.44     12/31/84
High Yield Fund-Advisor Class   3.86       --        --      2.92     03/31/00
New Income                     12.54    37.25     95.88    844.29     08/31/73
Personal Strategy Balanced      4.60    67.30        --    125.69     07/29/94
Personal Strategy Growth        2.46    77.25        --    151.77     07/29/94
Personal Strategy Income        6.54    58.32        --    103.46     07/29/94
Prime Reserve                   5.82    28.76     56.99    491.77     01/26/76
Prime Reserve Fund-PLUS Class   5.66       --        --     13.76     11/01/98
Short-Term Bond                10.61    35.39     74.18    220.71     03/02/84
U.S. Treasury Intermediate     11.85    38.78     94.79    127.06     09/29/89
U.S. Treasury Long-Term        10.74    49.65    121.92    153.38     09/29/89
U.S. Treasury Money             5.44    26.77     53.40    188.91     06/28/82
-------------------------------                                      -----------

                   Average Annual Compound Rates of Return
                            Periods Ended 5/31/01
            Fund                1 Yr.   5 Yrs.   10 Yrs.   % Since    Inception
            ----                -----   -----    -------  Inception     Date
                                                          ---------     ----
Corporate Income               13.86%    7.05%      --      6.31%     10/31/95
GNMA                           12.31     7.28     7.16%     7.69      11/26/85
High Yield                      3.96     6.64     9.03      9.08      12/31/84
High Yield Fund-Advisor Class   3.86       --       --      2.49      03/31/00
New Income                     12.54     6.54     6.95      8.43      08/31/73
Personal Strategy Balanced      4.60    10.84       --     12.64      07/29/94
Personal Strategy Growth        2.46    12.13       --     14.46      07/29/94
Personal Strategy Income        6.54     9.62       --     10.95      07/29/94
Prime Reserve                   5.82     5.19     4.61      7.27      01/26/76
Prime Reserve Fund-PLUS Class   5.66       --       --      5.12      11/01/98
Short-Term Bond                10.61     6.25     5.71      6.99      03/02/84
U.S. Treasury Intermediate     11.85     6.77     6.89      7.28      09/29/89
U.S. Treasury Long-Term        10.74     8.40     8.30      8.29      09/29/89
U.S. Treasury Money             5.44     4.86     4.37      5.77      06/28/82
-------------------------------                                      -----------



                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index, (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firm's ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the Consumer Price Index (or any other measure for inflation), government statistics, such as GNP may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund's portfolio.


                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The T. Rowe Price funds, including the Advisor Classes, are considered to be "no-load" funds. They impose no front-end or back-end sales loads. However, the Advisor Classes do charge 12b-1 fees. Under applicable National Association of Securities Dealers Regulation, Inc. ("NASDR") regulations, mutual funds that have no front-end or deferred sales charges and whose total asset-based charges for sales-related expenses and/or service fees (as defined by NASDR) do not exceed 0.25% of average net assets per year may be referred to as no-load funds.


                               Redemptions in Kind

   The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind and in cash as set forth in its prospectus.

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities and that brokerage fees could be incurred.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

   All funds except GNMA Fund


 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

   Except to the extent that the fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the fund, a special meeting of shareholders of the fund shall be called by the Secretary of the fund on the written request of shareholders entitled to cast at least 10% of all the votes of the fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the fund to the extent required by
   Section 16(c) of the 1940 Act.

   GNMA Fund


                             Description of the Fund

   For tax and business reasons, the fund was organized in 1985 as a Massachusetts Business Trust, and is registered with the SEC under the 1940 Act as a diversified, open-end investment company, commonly known as a mutual fund.

   The Declaration of Trust permits the Board of Directors to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Directors may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the fund. In the event of the liquidation of the fund, each share is entitled to a pro-rata share of the net assets of the fund.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Pursuant to
   Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the fund may remove a director by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a director. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

   Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or a Director. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which T. Rowe

   Price believes is remote. Upon payment of any liability incurred by the fund, the shareholders of the fund paying such liability will be entitled to reimbursement from the general assets of the fund. The Directors intend to conduct the operations of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.



 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's shares (except for Government Reserve and Reserve Investment Funds)are registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Shearman & Sterling, whose address is 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604, is legal counsel to the fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.

   The financial statements of the funds listed below for the period ended May 31, 2001, and the report of independent accountants are included in each fund's Annual Report for the period ended May 31, 2001. A copy of each Annual and Semiannual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the period ended May 31, 2001, and the unaudited Semiannual Report for the six months ended November

   30, 2001, are incorporated into this Statement of Additional Information by reference (references are to page numbers in the Reports):

                          ANNUAL REPORT REFERENCES:
                                 CORPORATE            PRIME    PRIME RESERVE
                                 INCOME      GNMA     RESERVE  FUND-PLUS CLASS
                                 ------      ----     -------            -----
Financial Highlights, May 31,
2001                                 8          7        7           8
Statement of Net Assets, May
31, 2001                            9-18      8-11     9-19         9-19
Statement of Operations, year
ended
May 31, 2001                         19        12       20           20
Statement of Changes in Net
Assets, years
ended May 31, 2001 and May 31,
2000                                 20        13       21           21
Notes to Financial Statements,
May 31, 2001                       21-24      14-17    22-23       22-23
Report of Independent
Accountants                          25        18       24           24


                                     PERSONAL   PERSONAL   PERSONAL   NEW
                                     STRATEGY   STRATEGY   STRATEGY   ---
                                     BALANCED   GROWTH     INCOME     INCOME
                                     --------   ------     ------     ------
Financial Highlights, May 31, 2001       2          2          2         9
Portfolio of Investments, May 31,
2001                                   3-35       3-34       3-34      10-19
Statement of Assets and
Liabilities, May 31, 2001               36         35         35        20
Statement of Operations, year ended
May 31, 2001                            37         36         36        21
Statement of Changes in Net Assets,
years ended
May 31, 2001 and May 31, 2000           38         37         37        22
Notes to Financial Statements, May
31, 2001                               39-43      38-42      38-42     23-27
Report of Independent Accountants       44         43         43        28


                                                    SHORT-TERM   HIGH YIELD
                                        HIGH YIELD   BOND        FUND-ADVISOR
                                        ----------  -----        CLASS
                                                                 -----
Financial Highlights, May 31, 2001          10           8             10
Statement of Net Assets, May 31, 2001     11-23        9-16          11-23
Statement of Operations, year ended
May 31, 2001                                24          17             24
Statement of Changes in Net Assets,
years ended
May 31, 2001 and May 31, 2000             25-26         18           25-26
Notes to Financial Statements, May 31,
2001                                      27-31        19-23         27-31
Report of Independent Accountants           32          24             32

                                  U.S. TREASURY  U.S. TREASURY  U.S. TREASURY
                                  INTERMEDIATE   LONG-TERM      MONEY
                                  ------------   ---------      -----
Financial Highlights                   12             13             11
Statement of Net Assets, May 31,
2001                                  16-18          19-21          14-15
Statement of Operations, year
ended
May 31, 2001                           22             22             22
Statement of Changes in Net
Assets, years ended
May 31, 2001 and May 31, 2000          24             25             23
Notes to Financial Statements,
May 31, 2001                          26-30          26-30          26-30
Report of Independent
Accountants                            31             31             31


                                                  RESERVE       GOVERNMENT
                                                  INVESTMENT    RESERVE
                                                  ----------    INVESTMENT
                                                                ----------
Financial Highlights, May 31, 2001                     4             5
Statement of Net Assets, May 31, 2001                 6-8             9
Statement of Operations, year ended May 31, 2001       10             10
Statement of Changes in Net Assets, years ended
May 31, 2001 and May 31, 2000                          11             12
Notes to Financial Statements, May 31, 2001          13-14          13-14
Report of Independent Accountants                      15             15


           UNAUDITED SEMIANNUAL REPORT REFERENCES:
                                                               PRIME
                                          CORPORATE   PRIME    RESERVE
                                          INCOME      RESERVE  FUND-PLUS
                                          ------      -------  CLASS
                                                               -----
Financial Highlights, November 30, 2001       8          7         8
Statement of Net Assets, 6 months ended      9-1        9-1       9-1
November 30, 2001                             9          9         8
Statement of Operations, 6 months ended                            1
November 30, 2001                             20        20         9
Statement of Changes in Net Assets, 6
months ended November 30, 2001 and year       2          2         2
ended May 31, 2001                            1          1         0
                                              2          2         2
Notes to Financial Statements, November       2          2         1
30, 2001                                     -26        -23       -23

                                           PERSONAL    PERSONAL    PERSONAL
                                  GNMA     STRATEGY    STRATEGY    STRATEGY
                                  ----     BALANCED    GROWTH      INCOME
                                           --------    ------      ------
Financial Highlights, November
30, 2001                             6         2           2           2
                                               3-          3-          3-
Portfolio of Investments, 6                    3           3           3
months ended November 30, 2001      7-9        7           6           6
Statement of Assets and
Liabilities, 6 months ended                    3           3           3
November 30, 2001                   10         8           7           7
Statement of Operations, 6           1         3           3           3
months ended November 30, 2001       1         9           8           8
Statement of Changes in Net
Assets, 6 months ended November
30, 2001 and year ended May 31,      1         4           3           3
2001                                 2         0           9           9
                                     1
Notes to Financial Statements,       3         4           4           4
November 30, 2001                   -16       1-45        0-44        0-44




                                               HIGH YIELD  HIGH YIELD-
                                               ----------  ADVISOR CLASS
                                                           -------------
Financial Highlights, November 30, 2001            8             9
                                                   1             1
                                                   0             0
Statement of Net Assets, 6 months ended            -2           -2
November 30, 2001                                  4             4
Statement of Operations, 6 months ended            2             2
November 30, 2001                                  5             5
                                                   2
Statement of Changes in Net Assets, 6 months       6-            2
ended November 30, 2001 and year ended May         2            6-2
31, 2001                                           7             7
                                                   2             2
Notes to Financial Statements, November 30,       8-3           8-3
2001                                               2             2



                                  U.S. TREASURY  U.S. TREASURY  U.S. TREASURY
                                  INTERMEDIATE   LONG-TERM      MONEY
                                  ------------   ---------      -----
Financial Highlights, November          1              1
30, 2001                                0              1              9
                                        1
                                        4              1              1
Statement of Net Assets, 6             -1              7              2
months ended November 30, 2001          6             -18            -13
Statement of Operations, 6                             1              1
months ended November 30, 2001         19              9              9
Statement of Changes in Net
Assets, 6 months ended November
30, 2001 and year ended May 31,         2              2              2
2001                                    1              2              0
                                                                      2
Notes to Financial Statements,         23             23              3
November 30, 2001                      -27            -27            -27

                                                   RESERVE       GOVERNMENT
                                                   INVESTMENT    RESERVE
                                                   ----------    INVESTMENT
                                                                 ----------
Financial Highlights, November 30, 2001                 4             5
Statement of Net Assets, 6 months ended November
30, 2001                                               6-8            9
Statement of Operations, 6 months ended November
30, 2001                                                10            10
Statement of Changes in Net Assets, 6 months
ended November 30, 2001 and year ended May 31,
2001                                                    11            12
Notes to Financial Statements, November 30, 2001      13-14         13-14



                                                      SHORT-TERM
                                                      BOND         NEW INCOME
                                                      ----
Financial Highlights, November 30, 2001                    8            8
Portfolio of Investments, 6 months ended November
30, 2001                                                 9-16         9-18
Statement of Assets and Liabilities, 6 months ended        1
November 30, 2001                                          7           19
Statement of Operations, 6 months ended November 30,       1
2001                                                       8           20
Statement of Changes in Net Assets, 6 months ended
November 30, 2001 and year needed May 31, 2001            19           21
Notes to Financial Statements, November 30, 2001         20-24        22-26






 RATINGS OF COMMERCIAL PAPER
 -------------------------------------------------------------------------------
   Moody's Investors Service, Inc. The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2, or P3.

   Standard & Poor's Corporation Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A1, A2, or A3.

   Fitch IBCA, Inc. Fitch 1-Highest grade Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2-Very good grade Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

   Government Reserve Investment, Prime Reserve, and Reserve Investment Funds


 RATINGS OF CORPORATE DEBT SECURITIES
 -------------------------------------------------------------------------------

                         Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to repayment of principal or payment of interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C-Bonds rated C represent the lowest rated and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.

   AAA-High grade, broadly marketable, suitable for investment by directors and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C-Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

   T. ROWE PRICE INSTITUTIONAL HIGH YIELD FUND

   APRIL 25, 2002

   STATEMENT OF ASSETS AND LIABILITIES

     Assets
       Cash                                            $100,000
          NET ASSETS                            $100,000
                                                ========
          OFFERING AND REDEMPTION PRICE       $    10.00
                                              - --------
       Net Assets Consist of:
          Paid-in-capital applicable to 10,000 shares of $0.0001
          par value capital stock outstanding; 1,000,000,000
          shares authorized                    $100,000
                                               ========
       The accompanying note is an integral part of this financial statement.

   NOTE TO FINANCIAL STATEMENTS



   T. Rowe Price Institutional Income Funds, Inc. (the corporation) was organized on October 18, 2000, as a Maryland corporation and is registered under the Investment Company Act of 1940. The corporation is a series fund, of which the Institutional High Yield Fund (the fund), a diversified, open-end management company, is the only portfolio currently established.
    Through April 25, 2002, the fund had no operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale of 10,000 shares of the corporation at $10.00 per share on April 24, 2002 to T. Rowe Price Associates, Inc. via share exchange from a T. Rowe Price money market mutual fund. The exchange was settled in the ordinary course of business on April 25, 2002 with the transfer of $100,000 cash.

   The fund has entered into an investment management agreement with T. Rowe Price Associates, Inc. (the manager), which provides for an all-inclusive annual fee equal to 0.50% of average net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. Accordingly, all costs related to organization and registration of the fund are borne by the manager.

                         REPORT OF INDEPENDENT ACCOUNTANTS



   To the Board of Directors of T. Rowe Price Institutional Income Funds, Inc. and Shareholder of T. Rowe Price Institutional High Yield Fund




   In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of T. Rowe Price Institutional High Yield Fund (the portfolio comprising T. Rowe Price Institutional Income Funds, Inc., hereafter referred to as the "Fund") at April 25, 2002, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



   /s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Baltimore, Maryland
   April 26, 2002